          As Filed with the Securities and Exchange Commission on April 29, 2005


                                                              File No. 333-37367
                                                              File No. 811-08419
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]


                         POST-EFFECTIVE AMENDMENT NO. 32                     [X]


                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                AMENDMENT NO. 34                             [X]


                               FORWARD FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                        433 California Street, 11th Floor
                         San Francisco, California 94104
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-999-6809

                                   ----------

                                J. ALAN REID, JR.
                               Forward Funds, Inc.
                        433 California Street, 11th Floor
                         San Francisco, California 94104
               (Name and address of agent for service of process)

                                   COPIES TO:

                                 ROBERT W. HELM
                                   Dechert LLP
                              1775 "I" Street, N.W.
                              Washington, D.C. 2006

                                   ----------

It is proposed that this filing will become effective:


     [ ]  Immediately upon filing pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant  to paragraph (a)(2)
     [X]  On May 1, 2005 pursuant to paragraph (b)
     [ ]  On (date) pursuant to paragraph (a)(1)
     [ ]  On (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

FORWARD FUNDS, INC.

  Forward Hansberger International Growth Fund

  Forward Hoover Small Cap Equity Fund

  Forward Hoover Mini-Cap Fund

  Forward Global Emerging Markets Fund

  Forward International Small Companies Fund

  Forward Uniplan Real Estate Investment Fund

  Forward Legato Fund

Prospectus dated May 1, 2005


This Prospectus describes the Investor Class shares of six portfolios and Institutional Class shares of five portfolios offered by Forward Funds, Inc. ("Forward Funds" or the "Company"). The Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund are diversified portfolios that are designed for investors desiring high total return (capital appreciation and income). The Forward Global Emerging Markets Fund and the Forward International Small Companies Fund are diversified portfolios that are designed for investors desiring long-term growth of capital. The Forward Uniplan Real Estate Investment Fund is a non-diversified portfolio that is designed for investors primarily seeking income with capital appreciation as a secondary goal. The Forward Legato Fund is a diversified portfolio that is designed for investors desiring high total return through capital appreciation. Forward Funds also offers two other portfolios and Class A shares of certain of the Forward Funds by two separate prospectuses, which are available upon request. The Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund and Forward Legato Fund may each be referred to herein as a "Fund" or collectively as the "Funds."


The Forward Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. The Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Forward Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

You should understand that an investment in the Forward Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
    FORWARD HANSBERGER INTERNATIONAL GROWTH
    FUND...............................................................   1
       Objective.......................................................   1
       Principal Investment Strategy...................................   1
       What are the Principal Risks of Investing in the Forward
         Hansberger International Growth Fund?.........................   2
       Performance History.............................................   4
       Fund Fees and Expenses..........................................   5
    FORWARD HOOVER SMALL CAP EQUITY FUND...............................   8
       Objective.......................................................   8
       Principal Investment Strategy...................................   8
       What are the Principal Risks of Investing in the Forward
         Hoover Small Cap Equity Fund?.................................   9
       Performance History.............................................  10
       Fund Fees and Expenses..........................................  12
    FORWARD HOOVER MINI-CAP FUND.......................................  15
       Objective.......................................................  15
       Principal Investment Strategy...................................  15
       What are the Principal Risks of Investing in the Forward
         Hoover Mini-Cap Fund?.........................................  16
       Performance History.............................................  17
       Fund Fees and Expenses..........................................  18
    FORWARD GLOBAL EMERGING MARKETS FUND...............................  21
       Objective.......................................................  21
       Principal Investment Strategy...................................  21
       What are the Principal Risks of Investing in the Forward Global
         Emerging Markets Fund?........................................  22
       Performance History.............................................  24
       Fund Fees and Expenses..........................................  26
    FORWARD INTERNATIONAL SMALL COMPANIES FUND.........................  29
       Objective.......................................................  29
       Principal Investment Strategy...................................  29
       What are the Principal Risks of Investing in the Forward
         International Small Companies Fund?...........................  30
       Performance History.............................................  32
       Fund Fees and Expenses..........................................  34

                                                                        Page
                                                                        ----
    FORWARD UNIPLAN REAL ESTATE INVESTMENT FUND........................  37
       Objective.......................................................  37
       Principal Investment Strategy...................................  37
       What are the Principal Risks of Investing in the Forward
         Uniplan Real Estate Investment Fund?..........................  38
       Performance History.............................................  40
       Fund Fees and Expenses..........................................  41
    FORWARD LEGATO FUND................................................  44
       Objective.......................................................  44
       Principal Investment Strategy...................................  44
       What are the Principal Risks of Investing in the Forward Legato
         Fund?.........................................................  46
       Performance History.............................................  47
       Fund Fees and Expenses..........................................  48
    ADDITIONAL INVESTMENT STRATEGIES AND RISKS.........................  51
    MANAGEMENT OF THE FUNDS............................................  55
       Investment Advisor..............................................  55
       The Sub-Advisors................................................  57
       Hiring Sub-Advisors without Shareholder Approval................  63
    VALUATION OF SHARES................................................  65
    PURCHASING SHARES..................................................  67
       How to Buy Shares...............................................  67
    ABOUT YOUR PURCHASE................................................  70
    EXCHANGE PRIVILEGE.................................................  71
    REDEEMING SHARES...................................................  72
       Retirement Accounts.............................................  74
       Medallion Signature Guarantee...................................  74
       By Wire Transfer................................................  75
       By Telephone....................................................  76
       By Mail.........................................................  76
       By Systematic Withdrawal........................................  77
       Payments to Shareholders........................................  77
    INTERNET TRANSACTIONS..............................................  78
    DISTRIBUTION AND SHAREHOLDER SERVICE PLANS.........................  79
    DIVIDENDS AND TAXES................................................  80
       Federal Taxes...................................................  80
       Investment in Real Estate Investment Trusts.....................  82
    PORTFOLIO HOLDINGS DISCLOSURE......................................  83
    GENERAL INFORMATION................................................  83
       Shareholder Communications......................................  83
    FINANCIAL HIGHLIGHTS...............................................  84

                 FORWARD HANSBERGER INTERNATIONAL GROWTH FUND

Objective

The Forward Hansberger International Growth Fund seeks to achieve high total return (capital appreciation and income). There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in International Growth Securities

The Forward Hansberger International Growth Fund seeks to achieve its investment objective by investing primarily (at least 65% of assets) in the equity securities (common, preferred and convertible securities) of companies organized or located outside of the United States. Even though these companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund will not invest more than 25% of its assets in emerging markets. The Fund will primarily invest in common stock.

The Forward Hansberger International Growth Fund invests a substantial amount of its assets in foreign investments which are denominated in other currencies besides the U.S. dollar and can be affected by fluctuations in exchange rates.

For hedging purposes and to reduce the risks of fluctuating exchange rates, the Fund may enter into forward foreign currency exchange contracts, which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund "locks in" an exchange rate. For hedging purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund's sub-advisor generally chooses not to hedge the Fund's currency exposure.

The Fund's sub-advisor anticipates following a flexible investment policy that will allow it to select those investments best suited to achieve the Fund's investment objective over the long term. The Fund's sub-advisor uses a disciplined, long-term approach to international investing. It has an extensive global network of investment research sources and focuses primarily on identifying successful companies that have favorable long-term growth prospects. Securities are selected on the basis of fundamental company-by-company analysis. In choosing equity instruments, the Fund's sub-advisor typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential. In addition, a company's valuation measures, including, but not limited to, price/earnings ratio and price/book ratio, are customarily considered. The sub-advisor generally sells a security if the sub-advisor's price target is met, the company's fundamentals change or if the portfolio is fully invested and a better investment opportunity arises. There are no limitations on the size of the companies in which the Fund may invest.

What are the Principal Risks of Investing in the Forward Hansberger International Growth Fund?

As with any investment, an investment in the Forward Hansberger International Growth Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hansberger International Growth Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hansberger International Growth Fund.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

.. Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-advisor generally chooses not to hedge the Fund's currency exposure.

.. Common Stocks

The Forward Hansberger International Growth Fund invests primarily in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. The Fund's sub-advisor follows a style of management focused on growth at a price believed reasonable based upon such factors as price-to-earnings valuations given varying growth rates or anticipated growth rates. If the market does not come to share the sub-advisor's assessment of an investment's long-term growth, the Fund may underperform other mutual funds or international stock indices.

Performance History

The bar chart below shows the Fund's annual total return of the Investor Class shares for the years indicated, together with the best and worst quarters during those years. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

  1999     2000     2001     2002     2003     2004
 ------   ------   ------   ------   ------   ------
 25.15%  -12.56%  -20.94%  -14.75%   37.76%   13.00%




Best Quarter (06/30/03)    19.55%
Worst Quarter (09/30/02) (21.19)%



                                                                   Since
     Average Annual Total Returns                                Inception
     (For the periods ended December 31, 2004)    1 Year 5 Years (10/1/98)
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------

     Forward Hansberger International Growth
       Fund/1/
     Return Before Taxes                          13.00% (1.71)%   4.29%
     Return After Taxes on Distributions/2/       13.00% (1.71)%   4.17%
     Return After Taxes on Distributions and Sale
       of Fund Shares/2/                           8.45% (1.44)%   3.63%
     Morgan Stanley All Country World Index
       ex-USA/3/                                  18.26% (2.14)%   5.35%

--------------
1 Hansberger Global Investors, Inc. has been the Fund's sub-advisor since March 6, 2000. Prior to this time the Fund was managed by a different sub-advisor.

2 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The Morgan Stanley All Country World Index Free ex-USA is an unmanaged index comprised of 49 developed and developing market countries and does not include the United States. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hansberger International Growth Fund.

Shareholder Fees

As an investor in the Investor Class shares of Fund, you do not pay any sales loads. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


            Annual Fund Operating Expenses:                 Investor
              (expenses that are deducted from Fund assets) Class
            --------------------------------------------------------
            Management Fee                                   0.85%
            --------------------------------------------------------
            Distribution (12b-1) Fees/1/                     0.15%
            --------------------------------------------------------
            Other Expenses/2/                                1.09%
            --------------------------------------------------------
            Total Annual Fund Operating Expenses             2.09%
            --------------------------------------------------------
            Fee Waiver/3/                                   (0.40)%
            --------------------------------------------------------
            Net Expenses                                     1.69%
            --------------------------------------------------------

--------------
1 The Fund has adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets attributable to the Investor Class shares may be used to pay distribution expenses.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets attributable to the Investor Class shares may be used to pay shareholder servicing fees.


3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Hansberger International Growth Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Investor Class shares of the Forward Hansberger International Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Forward Hansberger International Growth Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year. $  172
                                 3 Years $  616
                                 5 Years $1,087
                                10 Years $2,389

                     FORWARD HOOVER SMALL CAP EQUITY FUND

Objective

The Forward Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalizations

The Forward Hoover Small Cap Equity Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of small capitalization companies. The Fund currently intends that the market capitalization of these companies shall be no larger than $2 billion at the time of initial purchase. The Forward Hoover Small Cap Equity Fund may also invest up to 20% of its assets in foreign investments. The Forward Hoover Small Cap Equity Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non U.S. country to 5% of its assets.

In making its investments, the Fund's sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund's sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor's investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments. The sub-advisor is not required to sell a stock when its market capitalization exceeds $2 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor's price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Forward Hoover Small Cap Equity Fund?

As with any investment, an investment in the Forward Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hoover Small Cap Equity Fund invests may decrease in value, the net asset value of the Forward Hoover Small Cap Equity Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hoover Small Cap Equity Fund.

.. Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Common Stocks

The Fund invests in the equity securities of companies which expose the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

The bar chart below shows the Fund's annual total return for the Investor Class shares for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Institutional Class shares of the Fund will have similar annual returns when compared with Investor Class shares because Investor Class shares and Institutional Class shares of the Fund are invested in the same portfolio of securities. The annual returns of Investor Class shares will differ from those of Institutional Class shares only to the extent that the classes do not have the same expenses. After tax returns are shown for the Investor Class shares only and after tax returns for the Institutional Class will vary.

                                    [CHART]

 1999     2000     2001     2002     2003     2004
------   ------   ------   ------   ------   ------
 7.03%   17.88%    4.27%  -18.47%   36.49%   22.77%




Best Quarter (12/31/01)  22.07%
Worst Quarter (9/30/02) (17.88)%

       Average Annual Total Returns                               Since
       (For the periods ended December 31, 2004) 1 Year 5 Years Inception
       ------------------------------------------------------------------
       ------------------------------------------------------------------

        Forward Hoover Small Cap Equity Fund
          Investor Class/1/
        Return Before Taxes                      22.77% 10.92%   12.15%
        Return After Taxes on Distributions/2/   21.47% 10.57%   11.86%
        Return After Taxes on Distributions and
          Sales of Fund Shares/2/                16.54%  9.51%   10.70%
        Forward Hoover Small Cap Equity Fund
          Institutional Class/3/
        Return Before Taxes                      23.31%     --   15.51%
        Russell 2000(R) Index/4/                 18.33%  6.60%   11.19%

--------------
1  The Fund began offering Investor Class shares on October 1, 1998.

2 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Class shares. After-tax returns for other classes will vary.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

4  The Fund began offering Institutional Class shares on June 6, 2002.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Small Cap Equity Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


          Annual Fund Operating Expenses:
            (expenses that are deducted from   Investor Institutional
            Fund assets)                       Class    Class
          -----------------------------------------------------------
          Management Fee                        1.05%       1.05%
          -----------------------------------------------------------
          Distribution (12b-1) Fees/1/          0.24%        N/A
          -----------------------------------------------------------
          Other Expenses/2/                     0.51%       0.43%
          -----------------------------------------------------------
          Total Annual Fund Operating Expenses  1.80%       1.48%
          -----------------------------------------------------------
          Fee Waiver/3/                        (0.02)%     (0.14)%
          -----------------------------------------------------------
          Net Expenses                          1.78%       1.34%
          -----------------------------------------------------------

--------------
1 The Fund has adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets attributable to the Investor Class may be used to pay distribution expenses.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the average net assets attributable to the Investor Class may be used to pay shareholder servicing fees.


3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's Investor Class shares and Institutional Class shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.78% and 1.34%, respectively. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in either the Investor Class or Institutional Class of the Forward Hoover Small Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           Investor Class Institutional Class
                           -------------- -------------------
                   1 Year.     $  181           $  136
                   3 Years     $  564           $  454
                   5 Years     $  973           $  795
                  10 Years     $2,114           $1,756

                         FORWARD HOOVER MINI-CAP FUND

Objective

The Forward Hoover Mini-Cap Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Market Capitalizations No Larger than $1 Billion

The Forward Hoover Mini-Cap Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $1 billion at the time of initial purchase. The Forward Hoover Mini-Cap Fund may also invest up to 20% of its assets in foreign investments. The Forward Hoover Mini-Cap Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.

In making its investments, the Fund's sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund's sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor's investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments. The sub-advisor is not required to sell a stock for which the market capitalization exceeds $1 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor's price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Forward Hoover Mini-Cap Fund?

As with any investment, an investment in the Forward Hoover Mini-Cap Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hoover Mini-Cap Fund invests may decrease in value, the net asset value of the Forward Hoover Mini-Cap Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hoover Mini-Cap Fund.

.. Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Common Stocks

The Fund invests in the equity securities of companies, which expose the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

Performance History

The bar chart below shows the Fund's annual total return for the Investor Class shares for the years indicated, together with the best and worst quarters during those years. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and for the life of the Fund compare with that of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Institutional Class shares of the Fund will have similar annual returns when compared with Investor Class shares because Investor Class shares and Institutional Class shares of the Fund are invested in the same portfolio of securities. The annual returns of Investor Class shares will differ from those of Institutional Class shares only to the extent that the classes do not have the same expenses.

                                    [CHART]

                            2003               2004
                           ------             ------
                           43.91%             15.64%




Best Quarter (6/30/03)  22.49%
Worst Quarter (3/31/03) (1.30)%



     Average Annual Total Returns                                   Since
     (For the periods ended December 31, 2004)             1 Year Inception
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

     Forward Hoover Mini-Cap Fund Investor Class/1/
     Return Before Taxes                                   15.64%  29.00%
     Return After Taxes on Distributions/2/                15.27%  28.52%
     Return After Taxes on Distributions and Sales of Fund
       Shares/2/                                           10.22%  24.80%
     Forward Hoover Mini-Cap Fund Institutional Class/3/   16.24%  20.12%
     Russell 2000(R) Index/4/                              18.33%  31.95%

--------------
1  The Fund began offering Investor Class shares on January 1, 2003.

2 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Class shares. After-tax returns for other classes will vary.

3  The Fund began offering Institutional Class shares on August 15, 2003.

4 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Mini-Cap Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


          Annual Fund Operating Expenses:
            (expenses that are deducted from   Investor Institutional
            Fund assets)                       Class    Class
          -----------------------------------------------------------
          Management Fee                        1.05%       1.05%
          -----------------------------------------------------------
          Distribution (12b-1) Fees/1/          0.12%        N/A
          -----------------------------------------------------------
          Other Expenses/2/                     1.04%       0.82%
          -----------------------------------------------------------
          Total Annual Fund Operating Expenses  2.21%       1.87%
          -----------------------------------------------------------
          Fee Waiver/3/                        (0.22)%     (0.44)%
          -----------------------------------------------------------
          Net Expenses                          1.99%       1.43%
          -----------------------------------------------------------

--------------
1 The Fund has adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets attributable to the Investor Class may be used to pay distribution expenses.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets attributable to the Investor Class may be used to pay shareholder servicing fees.


3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's Investor Class Shares and Institutional Class Shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.99% and 1.43%, respectively. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Hoover Mini-Cap Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Forward Hoover Mini-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           Investor Class Institutional Class
                           -------------- -------------------
                   1 Year.     $  202           $  146
                   3 Years     $  670           $  545
                   5 Years     $1,165           $  970
                  10 Years     $2,527           $2,155

                     FORWARD GLOBAL EMERGING MARKETS FUND

Objective

The Forward Global Emerging Markets Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing Primarily in Equity Securities of Companies in Emerging Market Countries

The Forward Global Emerging Markets Fund invests primarily in the equity securities of emerging market countries. The Fund normally invests in at least fifteen, but normally not fewer than eight, emerging market countries. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

Emerging market countries are those identified as developing or emerging countries by the World Bank, International Finance Corporation or United Nations or countries not listed in the Morgan Stanley Capital International World Index. Currently, emerging market countries may include those in Latin America, Southeast Asia, Africa, Eastern Europe and the Middle East.

Emerging market stocks means equity securities:

  .  that are traded primarily in an emerging market country;
  . of companies that derive 50% or more of total revenue from goods or services produced or sold in emerging market countries;
  . of companies organized and with a principal office in an emerging market country.

In allocating the Fund's assets among emerging market countries, the subadvisor uses a proprietary database to screen for countries that meet the following standards:

  .  Suitable safe custody of assets and freedom of capital movement;
  . A higher than average number of undervalued stocks when comparing the companies against their benchmark values;
  .  A favorable domestic liquidity environment;
  .  A reasonably liquid and diverse stock market;

  . A good or improving fiscal balance; and . An undervalued or fairly valued exchange rate, combined with sustainable trade and current account balances.

In selecting individual emerging market stocks, the sub-advisor looks for companies with one or more of the following:

  .  Current or potential high and stable cash generation.
  .  Strong, liquid balance sheets.
  . Asset valuations significantly below replacement cost, or below the average for its sector on a global basis. The sub-advisor will also consider the debt of a company.
  .  A high free cash flow relative to the stock price.
  . In the case of banks, a low stock price relative to the asset base, combined with a high return on equity.

What are the Principal Risks of Investing in the Forward Global Emerging Markets Fund?

As with any investment, an investment in the Forward Global Emerging Markets Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Global Emerging Markets Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Global Emerging Markets Fund.

.. Emerging Market Stocks

Emerging market stocks may offer great investment value, but they may present greater investment risks than investing in the securities of U.S. companies. These risks include greater likelihood of economic, political or social instability, more volatile stock markets, the contagious effect of market or economic setbacks in one country on another emerging market country, possible governmental restrictions on currency conversions or trading, difficulty in accurately valuing emerging market stocks or selling them at their fair value, especially in down markets, and the availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.

.. Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

.. Currency Transactions


If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-advisor generally chooses not to hedge the Fund's currency exposure.

Performance History


The bar chart below shows the Fund's annual total return for the Institutional Class shares for the years indicated, together with the best and worst quarters during those years. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years and for the life of the Fund compared with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Investor Class shares of the Fund will have similar annual returns when compared with Institutional Class shares because Institutional Class shares and Investor Class shares of the Fund are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of the Investor Class shares only to the extent that the classes do not have the same expenses. The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 15, 2004. Performance figures shown below for periods prior to September 15, 2004 represent performance of the respective class of Pictet Global Emerging Markets Fund.


                                    [CHART]

  1996     1997     1998     1999     2000     2001     2002     2003     2004
 ------   ------   ------   ------   ------   ------   ------   ------   ------
  8.32%  -11.29%  -23.22%   63.73%  -36.98%   -0.68%    0.60%   72.72%   22.26%




                         Best Quarter 6/30/99   35.70%
                         Worst Quarter 6/30/98 (24.97)%

      Average Annual Total Returns                                 Since
      (For the periods ended December 31, 2004)    1 Year 5 Year Inception
      --------------------------------------------------------------------
      --------------------------------------------------------------------

      Forward Global Emerging Markets Fund
        Institutional Class Return Before Taxes/1/ 22.26% 5.86%    4.70%
      Return After Taxes on Distributions/2/       21.89% 5.67%    4.47%
      Return After Taxes on Distributions and
        Sales of Fund Shares/2/                    14.84% 4.95%    3.95%
      Forward Global Emerging Markets Fund
        Investor Class Return Before Taxes/3/      22.06%    --   52.97%
      MSCI Emerging Markets Free Index/4/          25.95% 6.16%    5.03%

--------------
1  The Fund began offering Institutional Class shares on October 4, 1995.

2 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for the Investor Class will vary.

3  The Fund began offering Investor Class shares on April 9, 2003.

4 The MSCI Emerging Markets Free Index includes securities of approximately 680 companies domiciled in 26 markets. The Fund has selected the MSCI Emerging Markets Free Index because the Fund's investment sub-advisor believes that the MSCI Emerging Markets Free Index provides a more accurate benchmark for comparing fund performance. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Global Emerging Markets Fund. There is no guarantee that the Fund will achieve its objective.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


          Annual Fund Operating Expenses:
            (expenses that are deducted from   Investor Institutional
            Fund assets)                       Class    Class
          -----------------------------------------------------------
          Management Fee                        1.25%       1.25%
          -----------------------------------------------------------
          Distribution (12b-1) Fees/1/          0.25%        N/A
          -----------------------------------------------------------
          Other Expenses/2/                     1.79%       1.13%
          -----------------------------------------------------------
          Total Annual Fund Operating Expenses  3.29%       2.38%
          -----------------------------------------------------------
          Fee Waiver/3/                        (1.34)%     (0.68)%
          -----------------------------------------------------------
          Net Expenses                          1.95%       1.70%
          -----------------------------------------------------------

--------------
1 The Fund has adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets attributable to the Investor Class may be used to pay distribution fees.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets attributable to the Investor Class may be used to pay shareholder servicing fees.




3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's Investor Class shares and Institutional Class shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.95% and 1.70%, respectively. For the three years following the date on which the expense was incurred the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Global Emerging Markets Fund with the costs of investing in other mutual funds.

The example assume that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Forward Global Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           Investor Class Institutional Class
                           -------------- -------------------
                   1 Year.     $  198           $  173
                   3 Years     $  888           $  677
                   5 Years     $1,601           $1,209
                  10 Years     $3,494           $2,664

                  FORWARD INTERNATIONAL SMALL COMPANIES FUND

Objective

The Forward International Small Companies Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalizations Located Outside the United States.

The Forward International Small Companies Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations located outside the United States. The Fund may invest up to 20% of its assets in medium and large capitalization companies. The Fund normally invests in at least three countries other than the U.S. The Fund may invest in securities of emerging market countries.

Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The Fund considers companies to be small cap companies if they are in the same size range as the bottom 90% of the universe of companies listed in developed countries outside the U.S. when these companies are ranked by market capitalization. These small cap companies usually have individual market capitalizations of $3 billion or less, but may be larger.

The Fund's sub-advisor uses a "bottom-up" approach to try to identify companies with outstanding investment potential. The objective is to identify 100 top investment opportunities using a systematic approach to stock selection and portfolio construction. The selection process consists of three stages:

  .  Research short list
  .  Primary research
  .  Stock selection

The Fund's sub-advisor screens more than 8,000 companies to obtain a list of candidates for the next stage using screening parameters and other inputs. The sub-advisor uses both an absolute measure of value, based on returns to equity investors, and a relative measure, based on return on capital employed.

At the primary research stage, the sub-advisor conducts a detailed review of the investment candidate. Topics covered include strategy, operations, internal controls, and management. The sub-advisor also undertakes a thorough review of financial statements focusing on balance sheet strength, operating performance and valuation.

Finally, at the stock selection stage, the sub-advisor constructs the portfolio using a team approach. The Fund's exposure is monitored at the regional, sector and stock level.

What are the Principal Risks of Investing in the Forward International Small Companies Fund?

As with any investment, an investment in the Forward International Small Companies Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward International Small Companies Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward International Small Companies Fund.

.. Small Capitalization Stocks

Smaller companies may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

.. Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-advisor generally chooses not to hedge the Fund's currency exposure.

.. Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

The bar chart below shows the Fund's annual total return for the Institutional Class shares for the years indicated, together with the best and worst quarters during those years. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years and for the life of the Fund compared with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Institutional Class shares of the Fund will have similar annual returns when compared with Investor Class shares because Investor Class shares and Institutional Class shares of the Fund are invested in the same portfolio of securities. The annual returns of Investor Class shares will differ from those of Institutional Class shares only to the extent that the classes do not have the same expenses.

The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional Classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures shown below for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

                                    [CHART]

  1997     1998     1999     2000     2001     2002     2003     2004
 ------   ------   ------   ------   ------   ------   ------   ------
 -7.68%    5.35%   86.45%    6.56%  -27.95%  -11.87%   61.95%   25.99%



                        Best Quarter (12/31/99)  44.70%
                        Worst Quarter (9/30/01) (19.40)%

       Average Annual Total Returns                               Since
       (For the periods ended December 31, 2004) 1 Year 5 Years Inception
       ------------------------------------------------------------------
       ------------------------------------------------------------------

        Forward International Small Companies
          Fund Institutional Class/1/
        Return Before Taxes                      25.99%  6.66%   11.21%
        Return After Taxes on Distributions/2/   25.69%  6.13%    8.83%
        Return After Taxes on Distributions and
          Sale of Fund Shares/2/                 17.31%  5.48%    8.32%
        Forward International Small Companies
          Fund Investor Class/3/
        Return Before Taxes                      25.55%     --   23.21%
        HSBC World Excluding U.S. Smaller
          Companies Index/4/                     31.78%  6.31%    6.42%

--------------
1  The Fund began offering Institutional Class shares on February 7, 1996.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for the Investor Class will vary.


3  The Fund began offering Investor Class shares on March 5, 2002.



4 The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The index is composed of approximately 1,200 smaller company stocks from 21 markets. Investors cannot invest directly in the index. The index figures do not reflect any deductions for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward International Small Companies Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


          Annual Fund Operating Expenses:
            (expenses that are deducted from   Investor Institutional
            Fund assets)                       Class    Class
          -----------------------------------------------------------
          Management Fee                        1.00%       1.00%
          -----------------------------------------------------------
          Distribution (12b-1) Fees/1/          0.25%        N/A
          -----------------------------------------------------------
          Other Expenses/2/                     1.01%       1.12%
          -----------------------------------------------------------
          Total Annual Fund Operating Expenses  2.26%       2.12%
          -----------------------------------------------------------
          Fee Waiver/3/                        (0.81)%     (0.92)%
          -----------------------------------------------------------
          Net Expenses                          1.45%       1.20%
          -----------------------------------------------------------

--------------
1 The Fund has adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets attributable to the Investor Class may be used to pay distribution expenses.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets attributable to the Investor Class may be used to pay shareholder servicing fees.




3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's Investor Class shares and Institutional Class shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.45% and 1.20%, respectively. For the three years following the date on which the expense was incurred the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward International Small Companies Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in either the Investor Class or Institutional Class of the Forward International Small Companies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or reimbursements, and the Fund's operating expenses for the 3-year, 5-year and 10-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed. Although actual costs may be higher or lower, based on these assumptions your costs would be:


                           Investor Class Institutional Class
                           -------------- -------------------
                   1 Year.     $  148           $  122
                   3 Years     $  629           $  575
                   5 Years     $1,136           $1,054
                  10 Years     $2,532           $2,379

                  FORWARD UNIPLAN REAL ESTATE INVESTMENT FUND

Objective

The Forward Uniplan Real Estate Investment Fund seeks income with capital appreciation as a secondary goal. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Real Estate Focused Companies

The Forward Uniplan Real Estate Investment Fund invests in real estate securities, including common stock and units of beneficial interest of real estate investment trusts, preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. The Fund expects to invest at least 65% of assets in these securities and up to 35% of its assets in debt securities issued or guaranteed by real estate companies. A real estate investment trust or REIT is a company which primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year. REITs were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual funds. Income is produced through commercial real estate ownership and finance.

For the purpose of the Forward Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund's sub-advisor expects that the Fund's investments in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole. There are no limitations on the size of the companies in which the Fund may invest. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenues come principally from rent.

Prior to selecting specific investments for the Fund, the Fund's sub-advisor generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the Fund's sub-advisor compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and
(4) local trends in rental and property capitalization rates. The Fund's sub-advisor uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's sub-advisor then proceeds to select investments that attempt to take advantage of those factors. The Fund's sub-advisor generally sells a security if the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Forward Uniplan Real Estate Investment Fund?

As with any investment, an investment in the Forward Uniplan Real Estate Investment Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Uniplan Real Estate Investment Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Uniplan Real Estate Investment Fund.

.. Real Estate Securities and Real Estate Investment Fund Risks

Because the Forward Uniplan Real Estate Investment Fund concentrates its investments on opportunities in the real estate industry, the Forward Uniplan Real Estate Investment Fund has certain risks associated with investments in entities focused on real estate activities.

The organizational documents of a REIT may give the trust's sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities which service the real estate business sector may also be affected by such risks.

The Forward Uniplan Real Estate Investment Fund is also a non-diversified fund which means it is not subject to a limit on the percentage of its assets that may be invested in the securities of a single issuer. This increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund must, however, comply with tax diversification laws which require it to be diversified with respect to at least half of its assets.

.. Common Stocks

The Forward Uniplan Real Estate Investment Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History


The bar chart below shows the Fund's annual total return of the Investor Class shares for the years indicated, together with the best and worst quarters during those years. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.


                                    [CHART]

             2000    2001     2002     2003     2004
            ------  ------   ------   ------   ------
            29.21%  11.31%    3.56%   28.53%   28.77%




                        Best Quarter (12/31/04)  15.22%
                        Worst Quarter (09/30/02) (7.92)%





                                                                   Since
      Average Annual Total Returns                               Inception
      (For the periods ended December 31, 2004)    1 Year 5 Year (5/10/99)
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Forward Uniplan Real Estate Investment
        Fund Return Before Taxes                   28.77% 19.77%  15.34%
      Return After Taxes on Distributions/1/       26.52% 18.04%  13.60%
      Return After Taxes on Distributions and Sale
        of Fund Shares/1/                          19.93% 16.46%  12.45%
      NAREIT Equity REIT Index/2/                  31.58% 21.92%  17.32%

--------------
1 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The National Association of Real Estate Investment Trusts(R) is the national trade association for real estate companies. The index is unmanaged and investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Uniplan Real Estate Investment Fund.

Shareholder Fees

As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


            Annual Fund Operating Expenses:                 Investor
              (expenses that are deducted from Fund assets) Class
            --------------------------------------------------------
            Management Fee                                   0.85%
            --------------------------------------------------------
            Distribution (12b-1) Fees/1/                     0.14%
            --------------------------------------------------------
            Other Expenses/2/                                0.86%
            --------------------------------------------------------
            Total Annual Fund Operating Expenses             1.85%
            --------------------------------------------------------
            Fee Waiver/3/                                    0.06%
            --------------------------------------------------------
            Net Expenses                                     1.79%
            --------------------------------------------------------

--------------
1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets may be used to pay distribution expenses.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets may be used to pay shareholder servicing fees.


3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.79%. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Uniplan Real Estate Investment Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in Investor Class shares of the Forward Uniplan Real Estate Investment Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year. $  182
                                 3 Years $  576
                                 5 Years $  995
                                10 Years $2,164

                              FORWARD LEGATO FUND

Objective

The Forward Legato Fund seeks to achieve high total return. The Forward Legato Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Forward Legato Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Market Capitalizations No Larger than $3.0 Billion

The Forward Legato Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Forward Legato Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $3.0 billion at the time of initial purchase. The Forward Legato Fund may also invest up to 20% of its assets in foreign investments. The Forward Legato Fund will not invest more than 5% of its assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.


The Forward Legato Fund employs a "multi-manager" approach whereby portions of the Forward Legato Fund are allocated by Forward Management, LLC (the "Advisor") to different sub-advisors who employ distinct investment styles. The Forward Legato Fund uses the following principal investment styles intended to complement one another:


Growth Style Investment Managers--emphasize investments in equity securities of companies with above-average earnings growth prospects.

Value Style Investment Managers--emphasize investments in equity securities of companies that appear to be undervalued relative to their intrinsic value, based on earnings, book value, or cash flow.

Core Style Investment Managers--emphasize investments in equity securities of companies from the broad equity market rather than focusing on the growth or value segments of the market.

The decision by the Advisor of how to allocate the Forward Legato Fund's portfolio management responsibilities among the sub-advisors is based on a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the investment manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.


The Forward Legato Fund intends to be fully invested at all times. The Forward Legato Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market funds. In addition to investing in such short term investments, the Forward Legato Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Forward Legato Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Forward Legato Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). The Forward Legato Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Forward Legato Fund will receive either cash or U.S. government debt obligations as collateral. From time to time, the Forward Legato Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Forward Legato Fund may not achieve its investment objective during such times.


The Forward Legato Fund's assets are currently allocated among three sub-advisors, each of which act independently of the other and use its own methodology to select portfolio investments. Netols Asset Management Inc. utilizes a value approach to investing. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment outperformance over time. Riverbridge Partners, LLC believes earnings power determines the value of a franchise. They focus on companies that are building their earnings power and building the intrinsic value of the company over long periods of time. They invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions. Conestoga Capital Advisors, LLC utilizes a core investment strategy based upon three principles: 1) Invest in well-managed companies capable of growing through multiple business cycles; 2) Purchase companies at reasonable valuations relative to their internal growth rates; and 3) Permit compounding of returns to generate superior long-term performance relative to the Russell 2000 Index.


The Forward Legato Fund's sub-advisors are not required to sell a stock for which the market capitalization exceeds $3.0 billion, although they may do so. The sub-advisors generally sell a security if the sub-advisor's price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.


What are the Principal Risks of Investing in the Forward Legato Fund?

As with any investment, an investment in the Forward Legato Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Legato Fund invests may decrease in value, the net asset value of the Forward Legato Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Legato Fund.

.. Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Common Stocks

The Forward Legato Fund invests in the equity securities of companies, which expose the Forward Legato Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Forward Legato Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

.. Multi-Manager Risk


Although Forward Management monitors and seeks to coordinate the overall management of the Forward Legato Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Forward Legato Fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Forward Legato Fund had a single manager.


Performance History


As of the date of this prospectus, Forward Legato Fund does not have a full calendar year of investment returns. Once the Forward Legato Fund has performance history for at least one calendar year, a bar chart and performance table will be included in the prospectus.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Legato Fund.

Shareholder Fees

As an investor in the Institutional Class Shares of the Forward Legato Fund, you do not pay any sales loads. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses


Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.



         Annual Fund Operating Expenses:                 Institutional
           (expenses that are deducted from Fund assets) Class
         -------------------------------------------------------------
         Management Fee                                      1.00%
         -------------------------------------------------------------
         Distribution (12b-1) Fees                            N/A
         -------------------------------------------------------------
         Other Expenses/1/                                   3.14%
         -------------------------------------------------------------
         Total Annual Fund Operating Expenses                4.14%
         -------------------------------------------------------------
         Fee Waiver/2/                                      (2.89)%
         -------------------------------------------------------------
         Net Expenses                                        1.25%
         -------------------------------------------------------------

--------------
1 The Forward Legato Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets of the Fund could be used to pay shareholder servicing fees. Other Expenses are based on estimated amounts for the current fiscal year.


2 The Forward Legato Fund's Investment Advisor has contractually agreed to waive a portion of its fees until May 1, 2006 in amounts necessary to limit the Fund's operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Institutional Class shares to an annual rate (as a percentage of the Fund's average daily net assets) of 1.25%. For the three years following the date on which the expense was incurred the Investment Advisor is entitled to a reimbursement from the Fund or any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Legato Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in Institutional Class shares of the Forward Legato Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Forward Legato Fund's total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 Year. $127
                                  3 Years $994

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the Forward Funds.

..  Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Forward Fund may not follow its principal investment strategy and may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund's ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

..  Portfolio Turnover

Although each Fund's sub-advisor seeks to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-advisor believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates.

..  Derivatives

Some of the instruments in which the Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The Investment Advisor and sub-advisors take these risks into account in their management of the Funds.

Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

..  Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

..  Illiquid Securities

Each Forward Fund may invest up to 15% of its net assets in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which a Fund has valued the investment.

..  Debt Securities

Debt securities in which the Forward Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

..  Investment Grade Debt Securities and High Yield ("Junk") Bonds

Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the investment sub- advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. Except for the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund, which do not expect to invest more than 10% of their total assets in these types of securities, the Forward Funds do not anticipate investing more than 5% of their total assets in these types of securities.

..  Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.

..  When-Issued and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds' custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

..  Certain Other Strategies

Each of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Forward Funds may also lend their portfolio securities. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                            MANAGEMENT OF THE FUNDS

Investment Advisor

Forward Management, LLC ("Forward Management" or "Investment Advisor") serves as investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Forward Funds, in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisors for all of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Forward Funds since September 1998. On December 23, 2003, Forward Management became the investment advisor of the Forward International Small Companies Fund. On September 17, 2004, Forward Management became the investment advisor of the Forward Global Emerging Markets Fund. Prior to these dates, Pictet International Management Limited served as the Forward International Small Companies Fund's and the Forward Global Emerging Markets Fund's investment advisor.

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:


      Fund                     Advisory Fee Paid to Advisor by Fund*
      -------------------------------------------------------------------
      Forward Hansberger
       International Growth
       Fund                    0.85% up to $50 million
                               0.75% over $50 million up to $100 million
                               0.65% over $100 million up to $250 million
                               0.60% over $250 million up to $500 million
                               0.55% over $500 million

      Forward Hoover Small Cap
       Equity Fund             1.05%

      Forward Hoover Mini-Cap
       Fund                    1.05%

      Forward Global Emerging
       Markets Fund            1.25%

      Forward International
       Small Companies Fund    1.00%

      Forward Uniplan Real
       Estate Investment Fund  0.85% up to $100 million
                               0.80% over $100 up to $500 million
                               0.70% over $500 million

      Forward Legato Fund      1.00%



--------------

* Actual advisory fees paid for the fiscal year ended December 31, 2004 may be less than this figure due to the effects of expense waivers. See "Investment Advisory and Other Services" in the Statement of Additional Information.


The Funds pay these advisory fees to Forward Management, which in turn pays each sub-advisor a sub-advisory fee. Daily investment decisions are made by the sub-advisor(s) to each Fund, whose investment experience is described below.


A discussion regarding the basis for the Board of Directors' approval of the Investment Management agreements with the Investment Advisor and Sub-Advisors will be available in the Forward Funds' semi-annual report for the period ending June 30, 2005.

The Sub-Advisors

The Sub-Advisors manage the Forward Funds and make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Forward Funds and the Investment Advisor and in accordance with the investment objectives, policies and restrictions of the Funds.

..  Forward Hansberger International Growth Fund

Hansberger Global Investors, Inc. ("HGI") serves as the Sub-Advisor to the Forward Hansberger International Growth Fund. HGI, a wholly-owned subsidiary of Hansberger Group, Inc., with its principal offices at 515 East Las Olas Blvd., Fort Lauderdale, Florida 33301, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2004, HGI had approximately $5.9 billion in assets under management. The Forward Hansberger International Growth Fund is team-managed and the portfolio team includes Thomas R.H. Tibbles, a Chartered Financial Analyst ("CFA"), Barry A. Lockhart, CFA, Trevor Graham, CFA, Patrick Tan and Eva Grant, CFA. Mr. Tibbles joined HGI as Managing Director in 1999. From 1996 to 1999 he was the head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life. Both Mr. Lockhart and Mr. Tan were part of the team with Mr. Tibbles at Indago Capital Management. Mr. Lockhart was a portfolio manager of foreign equities at Indago Capital Management from 1997 to 1999 and joined HGI in 1999. Mr.Graham joined HGI in September, 2004 as a Vice President in research. Mr. Graham started in the industry as an associate quantitative analyst for Phillips, Hager & North Investment Management Ltd. in 1996. In 2001, Mr. Graham assumed coverage of the US equity market and had global sector responsibilities. The team managed $3.5 billion. He holds a Bachelor of Commerce in International Finance from University of Victoria. Mr. Graham is a CFA charterholder and a member of the Toronto Society of Financial Analysts. Mr. Tan was a global equity analyst at Indago Capital Management from 1994 to 1999 and joined HGI in 1999. Ms. Grant joined HGI in November, 2003 as a Research Assistant. She began her career in the investment industry with a Canadian investment bank in 1988. In 1993, she became a Research Associate with ScotiaMcleod Inc. focused on equity research concentrating on the chemical and fertilizer industries. She also developed earnings and simulation models and company comparisons leading to financial forecasts, earnings estimates and target prices. Ms. Grant received her Honors Bachelor of Commerce degree from McMaster University in 1988. She is a CFA charterholder and a member of the Toronto Society of Financial Analysts.

..  Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Hoover Investment Management Co., LLC ("Hoover") serves as Sub-Advisor for the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2004, Hoover managed $1.047 billion in the small-capitalization sector for institutional and individual investors. Hoover was founded in 1997 by Irene G. Hoover, CFA, the Fund's Chief Investment Officer. Ms. Hoover is the managing member of Hoover and has over 26 years of investment management experience.

From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

..  Forward Global Emerging Markets Fund and Forward International Small
   Companies Fund

Pictet International Management Limited ("Pictet") serves as Sub-Advisor for the Funds. The Sub-Advisor was established in 1980 and as of December 31, 2004 had approximately $1.276 billion of assets under management for more than 21 accounts. Pictet International Management Limited forms a part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2004, Pictet & Cie had approximately $113 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by nine partners.


The Forward Global Emerging Markets Fund is team-managed and the team includes:



John-Paul Smith, Head-Global Emerging Markets Equities. Mr. Smith joined Pictet Asset Management in 2001 and is Head of Global Emerging Markets Equities. Mr. Smith began his career with Royal Insurance as an Investment Analyst on UK equities before becoming a fund manager of European equities. Between June 1988 and June 1992 he was Head of Continental European equities at TSB Investment. In 1992 he joined Rothschild Asset Management where he was in charge of European equities and was latterly appointed as a Director. He joined Morgan Stanley in 1996, initially as Russian strategist and then as strategist for EMEA, and later for global emerging markets. Mr. Smith graduated from Merton College, Oxford with a MA in History. He also holds an MA in Slavonic Studies from the School of Eastern European and Slavonic Studies of London University.



Nidhi Mahurkar, Senior Investment Manager. Ms. Mahurkar is in charge of investment in Asia across Global Emerging Market and regional Asian mandates. Ms. Mahurkar joined Pictet Asset Management in May 2001 with almost five years of previous experience managing Asian equities at Lazard Asset Management. She was the industry leader for technology within Lazard's global emerging markets product. Prior to joining Lazard's, Nidhi worked with American Express in London. She holds a BA in economics and an MBA from the Indian Institute of Management in Bangalore.



Tom Rodwell, Senior Investment Manager. Mr. Rodwell is in charge of investment in Latin America, EMEA and Frontier markets across Global Emerging Market mandates. He joined Pictet Asset Management in 1997. Previously he was the product specialist for Global Emerging Markets and also worked on portfolio strategy and asset allocation. Prior to that his principal area of responsibility was Latin America. He holds a first class BA in history from University College London, and spent four years doing postgraduate research at the same university. He holds the Investment Management Certificate.



Oliver Bell, Senior Investment Manager. Mr. Bell is responsible for the day to day management of the team and also Pictet Asset Management's proprietary database. Mr. Bell joined Pictet in 1997 as the Emerging Markets Research Manager responsible for a small team of analysts focused on data collection for the proprietary database and subsequent analysis. Prior to joining Pictet he worked for Derwent Information, a scientific and patent information company, for five years managing company re-engineering projects. Mr. Bell graduated in 1992 with a BSc(Hons) in Chemistry from the University of Exeter and holds the Investment Management Certificate.



David Chatterjee, Senior Investment Manager. Mr. Chatterjee joined Pictet Asset Management in 1998, initially concentrating on South Asia, Africa and the Middle East. He graduated from Trinity College, Cambridge with a degree in mathematics in 1992 before completing his Cambridge studies in 1998 with a PhD in pure mathematics. He holds the Investment Management Certificate and is a Chartered Financial Analyst (CFA) charterholder.



The Forward International Small Companies Fund is team-managed. The persons responsible for the day-to-day management of the Fund's portfolio are:



Nils Francke, Head-Specialist Equities team. Mr. Francke joined Pictet Asset Management in 1994 and is Head of the Specialist Equities Team, concentrating on Small Cap Markets. Before joining Pictet he spent three years with Schroder Munchmeyer Hengst. He has extensive financial market experience, working for MM Warburg Bank in Germany and Salomon Brothers in New York. He also holds a Masters in Business Administration at the University of Frankfurt.



Philippe Sarreau, Senior Investment Manager. Mr. Sarreau joined Pictet Asset Management in 1998 and is a Senior Investment Manager in the Specialist Equities Team covering the Small Cap investment. Before joining Pictet he worked for Credit Lyonnais, where he developed a London based service dedicated to the French small cap market. Before joining Credit Lyonnais in 1994, Philippe was a Senior Auditor at Coopers & Lybrand. He holds a Masters degree in Business and Finance and a diploma from the Societe Francaise des Analystes Financiers.



Justin Hill, Senior Investment Manager. Mr. Hill joined Pictet Asset Management in 2001 and is a Senior Investment Manager in the Specialist Equities Team, concentrating on the UK Small Cap market. Before joining Pictet, Mr. Hill spent five years with the UK smaller companies team at

Friends Ivory & Sime Asset Management in London and four years at Arthur Andersen. He is a graduate of St Hugh's College, Oxford and is a member of the Institute of Chartered Accountants.



Michael McLaughlin, Senior Investment Manager. Mr. McLaughlin joined Pictet Asset Management in 1995 and is a Senior Investment Manager within the Specialist Equities Team, responsible for Japan and the Asia-Pacific region as well as asset allocation. Before joining Pictet he worked for Provident Mutual, where he was the Japanese Investment Manager and a member of the asset allocation committee. Having graduated from the London School of Economics with a BSc in Industry and Trade, Mr. McLaughlin started his financial career in 1987 with the Central Finance Board of the Methodist Church where he was responsible for Japan and Asia.



Richard Williamson, Senior Investment Manager. Mr. Williamson joined Pictet Asset Management in 1992 as head of UK equity research. He is now a Senior Investment Manager in the Specialist Equity Team and his responsibilities cover UK equity strategy, stock selection and research. After two years at Fielding Newson Smith, he joined Rowe & Pitman specialising in the UK equity market, in particular assisting international investors in UK short list portfolios. He has attended a number of business courses, including a one-year Investment Management Programme at the London Business School, an LBS corporate finance course and an advanced corporate finance course at Cranfield Business School.




..  Forward Uniplan Real Estate Investment Fund

Forward Uniplan Advisors, Inc. ("Uniplan") serves as Sub-Advisor for the Forward Uniplan Real Estate Investment Fund. As of December 31, 2004, Richard Imperiale, President of Forward Uniplan Advisors, Inc. owns 80% of the outstanding shares of the Advisor. In addition, Forward Management holds a 20% ownership interest in Uniplan Advisors, Inc. and has an option to purchase an additional 5% ownership interest. Uniplan is located at 23909 W. Overson Road, Union Grove, Wisconsin 53182. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of December 31, 2004, Uniplan and its affiliates managed and advised approximately $230 million in assets. Uniplan has been in the business of providing investment advisory services for over 17 years. Richard Imperiale is the Portfolio Manager for the Fund. He has been President of Uniplan since its inception in 1984. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

..  Forward Legato Fund

Netols Asset Management Inc. ("NAM") serves as one of the Sub-Advisors for the Forward Legato Fund. NAM is a Wisconsin S Corporation. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. As of December 31, 2004, NAM had assets under management of $185 million. Jeffery W. Netols, President and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by NAM. Mr. Netols has been the only portfolio manager at Netols since its inception in September 2000. Prior to founding NAM, Mr. Netols was a Portfolio Manager for Putnam Investments.

Conestoga Capital Advisors, LLC ("CCA") serves as one of the Sub-Advisors for the Forward Legato Fund. CCA is a Pennsylvania Limited Liability Company. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2004, CCA had assets under management of $165.5 million. William C. Martindale, Jr., Managing Partner & Chief Investment Officer and Robert M. Mitchell, Managing Partner & Portfolio Manager, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by CCA. Mr. Martindale has been Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Martindale formerly served as CIO of Martindale Andres & Company from 1989 to March 2001. Mr. Mitchell has served as Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Mitchell formerly served as Director of Equity Research and as a Portfolio Manager for Martindale Andres & Company from 1995 to March 2001.

Riverbridge Partners, LLC ("Riverbridge") serves as one of the Sub-Advisors for the Forward Legato Fund. Riverbridge is a Minnesota Limited Liability Company. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July 1987. As of December 31, 2004, Riverbridge had assets under management of $547 million. Mark A. Thompson, Chief Investment

Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, and Philip W. Dobrzynski, CFA, Principal and Research Analyst, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Riverbridge. Mark A. Thompson co-founded Riverbridge Partners in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge Partners investment disciplines. Rick D. Moulton, CFA joined Riverbridge Partners in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Moulton is also a client relationship manager for Riverbridge's institutional clients and intermediaries. Additionally, he coordinates the operations, trading and administration efforts at Riverbridge. Dana L. Feick, CFA, joined Riverbridge Partners in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Feick has over 18 years of experience in the financial services industry. Philip W. Dobrzynski, CFA, joined Riverbridge Partners in May 1998 and is responsible for securities analysis across all industry sectors.


The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.


Hiring Sub-Advisors without Shareholder Approval



The Forward Funds' Board of Directors has authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of the Forward Funds without shareholder approval, subject to obtaining appropriate exemptive relief from the SEC, or pursuant to proposed Rule 15a-5 under the Investment Company Act of 1940. Pursuant to such exemptive relief or proposed Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes. The necessary shareholder approval has been obtained to permit Forward Management to hire, terminate and replace sub-advisors of the Forward Hansberger International Growth Fund, Forward Hoover Mini-Cap Fund and Forward Uniplan Real Estate Investment Fund. The necessary shareholder approval with respect to the Forward Hoover Small Cap Equity Fund, Forward Global Emerging Markets Fund and Forward International Small Companies Fund is being sought. The Board of Directors and the initial shareholder of the Forward Legato Fund authorized Forward Management to hire, terminate and replace sub-advisors of the Forward Legato Fund. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until Rule 15a-5 is adopted or until the Forward Funds apply for and receive exemptive relief from the SEC to permit operations in this manner. There is no assurance that proposed Rule 15a-5 will be adopted or that the Forward Funds will seek or obtain exemptive relief.


Proposed Fund Reorganization


It is anticipated that each Fund will be reorganized during the third quarter of 2005 into a newly created series of the Forward Funds, a Delaware statutory trust. The required director approval for such transaction has been obtained and the required shareholder approval has been obtained with respect to the Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Uniplan Real Estate Investment Fund and Forward Legato Fund. The required shareholder approval with respect to the Forward Global Emerging Markets Fund and Forward International Small Companies Fund is being sought.

                              VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund's net asset value ("NAV"). The NAV of each Fund (and each class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Directors.

The NAV per share of a Fund fluctuates as the market value of the Fund's investments changes. NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. The Fund's assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Directors. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses.

The Forward Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes accurately reflects fair value. The Forward Funds' policy is intended to result in a calculation of the Fund's net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                               PURCHASING SHARES

How to Buy Shares

Investor Shares

  Purchase Choices:

  .  Through your Financial Advisor
  .  Through our Distributor
  .  By Mail, Telephone, Wire or Internet

Individual investors can choose from the following methods to purchase shares of Forward Funds. Individual investors can purchase shares through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Funds, or through the Distributor directly. In addition, shares of the Forward Funds can be purchased at any time via the mail, telephone or wire. Purchases can also be made through the Internet if you have already opened an account. There are no initial sales loads for Investor Class or Institutional Class shares of the Funds.

  Minimum Initial Investment Amount:

  .  $2,500 for non-retirement accounts
  . $1,000 for retirement and Coverdell Education Savings accounts . $500 for Automatic Investment Plan investments

  Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are only $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify (the default will be the 20th of each month or the next Business Day if the 20th is not a Business Day). Please telephone (800) 999-6809 if you would like more information.

Subsequent investments for each Fund and class must be for $100 or more unless you have enrolled in the Forward Funds Automatic Investment Plan.
Broker-dealers may charge their customers a transaction or service fee.

Institutional Shares


These shares are offered to certain investors of the Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward Legato Fund and Forward International Small Companies Fund.



Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of the Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward Legato Fund and Forward International Small Companies Fund may elect to purchase Institutional Class shares. Authorized firms may charge for certain shareholder services and should furnish clients who own Institutional Class shares with a schedule explaining the fees.


Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

  .  Name;
  .  Date of birth (for individuals);
  . Residential or business street address (although post office boxes are still permitted for mailing); and

  . Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


Forward Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

                              ABOUT YOUR PURCHASE

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the purchase price will be based on the NAV next determined, but only if the dealer receives the order by the applicable NAV calculation time and transmits it to Forward Funds. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order properly, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Forward Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed based on that day's NAV. An order received after the pricing time on any Business Day is processed based on the NAV determined as of the pricing time on the next Business Day of the Funds.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Forward Funds, the Funds' distributor or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the Forward Funds, Inc.) with a completed and signed Account Application form to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. Call (800) 999-6809 for an Account Application form. A completed investment application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Forward Funds reserves the right to refuse any request to purchase shares.

                              EXCHANGE PRIVILEGE

You can exchange your Investor Class shares of any Forward Fund for shares of the same class of any other Fund that is part of Forward Funds, Inc., or with a money market fund. Please check with Forward Funds to determine which money market funds are available. The Institutional Class of shares are not exchangeable. There are generally no fees for exchanges. However, if you exchange your shares 180 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by a Fund.


Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Directors or the Advisor to be in the best interests of shareholders, and otherwise consistent with applicable regulations. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                               REDEEMING SHARES


You may redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds' distributor, Forward Funds or their agents, and are subject to any applicable redemption fee. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds intends to redeem shares of each Forward Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee in connection with redemptions.


If you sell or exchange your shares within 180 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount ("Redemption Fee"). The Redemption Fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. In addition, the Forward Funds hope that the Redemption Fee will discourage short-term trading of shares. Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's NAV.

The Forward Funds' Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds attempt to discourage frequent trading by imposing a Redemption Fee for short-term trading, as described above. The Redemption Fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading, and to provide a general disincentive for such activity. The Redemption Fee is not a sales charge (load) and it will be paid directly to the Funds. The Redemption Fee may not apply in certain circumstances, including the death or disability of a shareholder. In addition, as discussed in greater detail below, the trading activity of the Funds' shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.



The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Forward Management compliance personnel review on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $10,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management conducts periodic sweeps of trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity. The Transfer Agent is to provide periodic reports to Forward Management and the Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Directors will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived, as well as a report concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee. Periodically, the Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such procedures.

While the policies and procedures described above have been adapted to attempt to detect and limit trading that is frequent or disruptive to the Funds' operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity.

The Funds outsource the portion of fund operations pertaining to transfer agency to a third-party service provider. These services are currently provided to the Funds under a transfer agency and service agreement with the Transfer Agent. The Transfer Agent is generally responsible for processing day-to-day fund share activity. The Transfer Agent's own policies and procedures for processing fund share transactions play a vital role in implementing the Funds' policy, including administering Redemption Fees, monitoring shareholder trades and flows of money as may be needed to address any large and frequent short-term trading not deterred by Redemption Fees, and addressing any waivers.

Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by wire transfer, telephone or through the Internet.

Medallion Signature Guarantee

A Medallion Signature Guarantee verifies the authenticity of a shareholder's signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agencies, savings associations or other financial institution is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to a shareholder's account are in fact authorized by the shareholder. If the proceeds of a redemption are greater than $50,000, are to be paid to someone other than the registered holder or to other than the shareholder's address of record or if the shares are to be transferred, a Medallion Signature Guarantee is required. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock

Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participants in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

The Medallion Signature Guarantees are not required for shares when an application is on file with the Transfer Agent, payment is to be made to the shareholder of record at the shareholder's address of record and the proceeds of the redemption are $50,000 or less. The Transfer Agent reserves the right to reject any Medallion Signature Guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by Federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, Forward Funds will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at (800) 999-6809 or by written instructions. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with a Medallion Signature Guarantee to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee of $8.00 will be charged by the Forward Funds and the fee is specified for each Fund in the Expense Table.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.

Forward Funds's Account Application Form provides that neither Forward Management, the Transfer Agent, the Sub-Advisors, Forward Funds, Inc. nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine by the Funds' administrator. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Funds by telephone, you may also mail the redemption request to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

By Mail

To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is P.O. Box 9820, Providence, Rhode Island 02940-9820. The Transfer Agent will require a Medallion Signature Guarantee. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent can not send an overnight shipment to a post office box. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a Medallion Signature Guarantee.

By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank checking account from your Forward Fund account. The Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated checking account or a check will be mailed to the address of record (the default date is the 20th day of each month or the next Business Day if the 20th is not a Business Day). No redemption fee will be imposed on such systematic withdrawals.

Payments to Shareholders

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment or redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission ("SEC") orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The

Forward Fund intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of Federal funds. Forward Funds intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.


                             INTERNET TRANSACTIONS

You may purchase and redeem shares of the Forward Funds through the Internet. Please note that to purchase Fund shares through the Internet you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Forward Funds' web site at http://www.forwardfunds.com and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your accounts is also available on the web site.

                  DISTRIBUTION AND SHAREHOLDER SERVICE PLANS


Forward Funds has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Investor Class shares. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Investor Class shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services for Investor Class shareholders. Because these fees are paid out of assets attributable to each Fund's Investor Class shares on an on-going basis, over time these fees will increase the cost of an investment in Investor Class shares and may cost more than other types of sales charges. Shareholders owning Institutional Class shares of the Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund and Forward Legato Fund will not be subject to the Plan or any 12b-1 fees. Forward Funds has adopted a Shareholder Service Plan with respect to the Investor Class shares of each of the Forward Funds and the Institutional Class Shares of the Forward Legato Fund. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Shareholder Service Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund attributable to Investor Class shares and the Institutional Class shares of the Forward Legato Fund. Shareholders owning Institutional Class shares of the Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund and Forward International Small Companies Fund will not be subject to the Plan or a Shareholder Service fee.


The Investment Advisor may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Funds. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Funds or their shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products, and my influence financial service providers to present or make available the Funds to their customers.

                              DIVIDENDS AND TAXES


The Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund and Forward Legato Fund expect to pay dividends of net investment income and capital gain distributions annually. The Forward Uniplan Real Estate Investment Fund expects to declare and pay income dividends monthly and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (800) 999-6809 or write to us at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.


Federal Taxes


The following information is meant only as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Forward Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will generally be the same for all of a Fund's shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

  . Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
  . Note that distributions of earnings from dividends paid by certain "qualifying foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
  . A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
  . Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.


If you invest through a tax- deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until you begin making withdrawals from the account. These accounts are subject to complex tax rules. You should consult your tax advisor about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund's shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Investment in Real Estate Investment Trusts

The Forward Uniplan Real Estate Investment Fund plans to invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends-received deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Forward Uniplan Real Estate Investment Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund's distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Forward Uniplan Real Estate Investment Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

                         PORTFOLIO HOLDINGS DISCLOSURE

A description of the Forward Funds' policies and procedures with respect to the disclosure of a Fund's portfolio holdings is available in the Statement of Additional Information.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at http://www.forwardfunds.com no sooner than 5 days after the end of that month or calendar quarter, respectively.

                              GENERAL INFORMATION

Shareholder Communications

You may obtain current price, yield and other performance information on any of the Forward Funds between the hours of 8:30 a.m. and 5:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds write to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820, or call toll free at (800) 999-6809. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC's website at http://www.sec.gov.

You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Forward Funds' shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Forward Funds are offered only where the sale is legal.

                             FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance and other financial information for the period of the Forward Funds' operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investment in each Fund increased assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, Forward Funds' independent registered public accounting firm, for the years ended December 31, 2001, 2002, 2003 and 2004 and by another independent registered public accounting firm for the prior periods. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Funds' Annual Report which was filed with the Securities and Exchange Commission on March 4, 2005 and is available upon request.





The Forward Legato Fund commenced operations on April 1, 2005 and its shares had not previously been offered. Therefore, the Fund does not have previous financial history. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders when they are prepared.

FINANCIAL HIGHLIGHTS
For a Share outstanding throughout the periods presented.


                                                                       Forward Hansberger International Growth Fund
                                                             ---------------------------------------------------------------
                                                              Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                             December 31,  December 31, December 31, December 31, December 31,
                                                                 2004          2003         2002         2001         2000
                                                             ------------  ------------ ------------ ------------ ------------
Net Asset Value, Beginning of Period                           $ 11.31       $  8.21      $  9.63      $ 12.18      $ 13.93
Income/(loss) from Operations:
 Net investment loss                                             (0.02)        (0.01)       (0.04)       (0.04)       (0.12)
 Net realized and unrealized gain/(loss) on investments           1.49          3.11        (1.38)       (2.51)       (1.63)
                                                               -------       -------      -------      -------      -------
   Total from Operations                                          1.47          3.10        (1.42)       (2.55)       (1.75)
                                                               -------       -------      -------      -------      -------
Redemption fees added to paid in capital                           -- +          -- +         -- +          --           --
                                                               -------       -------      -------      -------      -------
Net increase/(decrease) in net asset value                        1.47          3.10        (1.42)       (2.55)       (1.75)
                                                               -------       -------      -------      -------      -------
Net Asset Value, End of Period                                 $ 12.78       $ 11.31      $  8.21      $  9.63      $ 12.18
                                                               =======       =======      =======      =======      =======
Total Return                                                     13.00%        37.76%      (14.75)%     (20.94)%     (12.56)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                             $24,204       $21,189       15,322      $17,979      $22,763
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver     (0.20)%       (0.16)%      (0.44)%      (0.33)%      (0.87)%
 Operating expenses including reimbursement/waiver                1.71%(1)      1.99%        1.95%        1.68%        1.68%
 Operating expenses excluding reimbursement/waiver                2.09%         2.48%        2.43%        2.47%        2.10%
 Portfolio turnover rate                                            50%           25%          37%          64%         167%

--------------
 + Amount represents less than $0.01 per share.
(1)Effective January 26, 2004, the net expense cap changed from 1.99% to 1.69%.

FINANCIAL HIGHLIGHTS
For a Share outstanding throughout the periods presented.


                                                                               Forward Hoover Small Cap Equity Fund
                                            --------------------------------------------------------------------------------
                                              Investor   Institutional   Investor   Institutional   Investor   Institutional
                                               Class         Class        Class         Class        Class         Class
                                            ------------ ------------- ------------ ------------- ------------ -------------
                                             Year Ended   Year Ended    Year Ended   Year Ended    Year Ended  Period Ended
                                            December 31, December 31,  December 31, December 31,  December 31, December 31,
                                                2004         2004          2003         2003          2002       2002/(a)/
                                            ------------ ------------- ------------ ------------- ------------ -------------
Net Asset Value, Beginning of Period          $  16.17      $ 16.31      $  12.05      $12.10       $ 14.78       $ 14.12
Income/(loss) from Operations:
 Net investment income loss                      (0.17)       (0.07)        (0.17)      (0.05)        (0.18)        (0.08)
 Net realized and unrealized gain/(loss) on
  investments                                     3.86         3.88          4.57        4.54         (2.55)        (1.94)
                                              --------      -------      --------      ------       -------       -------
   Total from Operations                          3.69         3.81          4.40        4.49         (2.73)        (2.02)
                                              --------      -------      --------      ------       -------       -------
Less Distributions:
 From capital gains                              (1.41)       (1.41)        (0.28)      (0.28)           --            --
 Tax return of capital                              --           --            --          --            --            --
                                              --------      -------      --------      ------       -------       -------
   Total Distributions:                          (1.41)       (1.41)        (0.28)      (0.28)           --            --
                                              --------      -------      --------      ------       -------       -------
Redemption fees added to paid in capital           -- +         -- +          -- +        -- +          -- +          -- +
                                              --------      -------      --------      ------       -------       -------
Net increase/(decrease) in net asset value        2.28         2.40          4.12        4.21         (2.73)        (2.02)
                                              --------      -------      --------      ------       -------       -------
Net Asset Value, End of Period                $  18.45      $ 18.71      $  16.17      $16.31       $ 12.05       $ 12.10
                                              ========      =======      ========      ======       =======       =======
Total Return                                     22.77%       23.31%        36.49%      37.08%       (18.47)%      (14.31)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)            $187,230      $10,491      $128,317      $3,926       $91,979       $   214
Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver                           (1.21)%      (0.76)%       (1.28)%     (0.82)%       (1.30)%       (1.13)%*
 Operating expenses including
  reimbursement/waiver                            1.78%        1.34%         1.83%       1.35%         1.85%         1.85%*
 Operating expenses excluding
  reimbursement/waiver                            1.80%        1.48%         1.89%       1.74%         1.89%         1.85%*
 Portfolio turnover rate                           207%         207%          190%        190%          147%          147%



                                            ------------------------
                                              Investor     Investor
                                               Class        Class
                                            ------------ ------------
                                             Year Ended   Year Ended
                                            December 31, December 31,
                                                2001         2000
                                            ------------ ------------
Net Asset Value, Beginning of Period          $  14.26     $ 12.19
Income/(loss) from Operations:
 Net investment income loss                      (0.14)      (0.11)
 Net realized and unrealized gain/(loss) on
  investments                                     0.75        2.29
                                              --------     -------
   Total from Operations                          0.61        2.18
                                              --------     -------
Less Distributions:
 From capital gains                              (0.09)      (0.11)
 Tax return of capital                             -- +         --
                                              --------     -------
   Total Distributions:                          (0.09)      (0.11)
                                              --------     -------
Redemption fees added to paid in capital            --          --
                                              --------     -------
Net increase/(decrease) in net asset value        0.52        2.07
                                              --------     -------
Net Asset Value, End of Period                $  14.78     $ 14.26
                                              ========     =======
Total Return                                      4.27%      17.88%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)            $115,546     $96,858
Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver                           (1.04)%     (1.06)%
 Operating expenses including
  reimbursement/waiver                            1.65%       1.64%
 Operating expenses excluding
  reimbursement/waiver                            1.99%       1.99%
 Portfolio turnover rate                           140%        183%

--------------
 * Annualized except for total return and portfolio turnover rate.
 + Amount represents less than $0.01 per share.
(a) The Forward Hoover Small Cap Equity Fund Institutional Class commenced operations on June 6, 2002.

Financial Highlights
For a Share outstanding throughout the periods presented.


                                                                         Forward Hoover Mini-Cap Fund
                                                             ---------------------------------------------------
                                                               Investor   Institutional   Investor   Institutional
                                                                Class         Class        Class         Class
                                                             ------------ ------------- ------------ -------------
                                                              Year Ended   Year Ended    Year Ended  Period Ended
                                                             December 31, December 31,  December 31, December 31,
                                                                 2004         2004       2003/(b)/     2003/(c)/
                                                             ------------ ------------- ------------ -------------
Net Asset Value, Beginning of Period                            $14.21       $ 14.24       $10.00       $13.02
Income/(loss) from Operations:
 Net investment loss                                             (0.19)        (0.09)       (0.13)       (0.03)
 Net realized and unrealized gain on investments                  2.41          2.40         4.52         1.43
                                                                ------       -------       ------       ------
   Total from Operations                                          2.22          2.31         4.39         1.40
                                                                ------       -------       ------       ------
Less Distributions:
 From capital gains                                              (0.17)        (0.17)       (0.18)       (0.18)
                                                                ------       -------       ------       ------
   Total Distributions:                                          (0.17)        (0.17)       (0.18)       (0.18)
                                                                ------       -------       ------       ------
Redemption fees added to paid in capital                           -- +          -- +         -- +         -- +
                                                                ------       -------       ------       ------
Net increase in net asset value                                   2.05          2.14         4.21         1.22
                                                                ------       -------       ------       ------
Net Asset Value, End of Period                                  $16.26       $ 16.38       $14.21       $14.24
                                                                ======       =======       ======       ======
Total Return                                                     15.64%        16.24%       43.91%       10.76%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                              $7,722       $24,706       $6,027       $9,373
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver     (1.41)%       (0.86)%      (1.67)%      (1.04)*
 Operating expenses including reimbursement/waiver                1.95%         1.43%        1.99%        1.43%*
 Operating expenses excluding reimbursement/waiver                2.21%         1.87%        4.84%        3.44%*
 Portfolio turnover rate                                           306%          306%         421%         421%

--------------
 * Annualized except for total return and portfolio turnover rate.
 + Amount represents less than $0.01 per share.
(b)The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.
(c)The Forward Hoover Mini-Cap Fund Institutional Class commenced operations on August 15, 2003.

Financial Highlights
For a Share outstanding throughout the periods presented.



                                                             --------------------------------
                                                               Investor      Institutional
                                                                Class            Class
                                                             ------------    -------------
                                                              Year Ended      Year Ended
                                                             December 31,    December 31,
                                                              2004/(2)/        2004/(2)/
                                                             ------------    -------------
Net Asset Value, Beginning of Period                            $11.86          $ 11.88
Income/(loss) from Operations:
 Net investment income/ (loss)                                    0.21             0.23
 Net realized and unrealized gain/(loss) on investments           2.35             2.36
                                                                ------          -------
   Total from Operations                                          2.56             2.59
                                                                ------          -------
Less Distributions:
 From net investment income                                      (0.22)           (0.25)
                                                                ------          -------
   Total Distributions:                                          (0.22)           (0.25)
                                                                ------          -------
Redemption fees added to paid in capital                          0.01             0.01
                                                                ------          -------
Net increase/(decrease) in net asset value                        2.35             2.35
                                                                ------          -------
Net Asset Value, End of Period                                  $14.21          $ 14.23
                                                                ======          =======
Total Return                                                     22.06%           22.26%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's                               $  969          $18,854
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver     (0.32)%           0.63%
 Operating expenses including reimbursement/waiver                1.98%/(1)/       1.70%/(1)/
 Operating expenses excluding reimbursement/waiver                3.29%/(1)/       2.38%/(1)/
 Portfolio turnover rate                                            45%              45%


                                                             Forward Global Emerging Markets Fund
                                                             -------------------------------------------------------------------
                                                                Retail    Institutional Institutional Institutional Institutional
                                                                Class         Class         Class         Class         Class
                                                             ------------ ------------- ------------- ------------- -------------
                                                             Period Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                             December 31, December 31,  December 31,  December 31,  December 31,
                                                                2003*         2003          2002          2001          2000
                                                             ------------ ------------- ------------- ------------- -------------
Net Asset Value, Beginning of Period                            $ 6.98      $   6.92       $  6.89       $  7.02       $ 11.15
Income/(loss) from Operations:
 Net investment income/ (loss)                                     -- +         0.08          0.01          0.10           -- +
 Net realized and unrealized gain/(loss) on investments           4.94          4.95          0.03         (0.15)        (4.13)
                                                                ------      --------       -------       -------       -------
   Total from Operations                                          4.94          5.03          0.04         (0.05)        (4.13)
                                                                ------      --------       -------       -------       -------
Less Distributions:
 From net investment income                                      (0.06)        (0.07)        (0.01)        (0.08)           --
                                                                ------      --------       -------       -------       -------
   Total Distributions:                                          (0.06)        (0.07)        (0.01)        (0.08)           --
                                                                ------      --------       -------       -------       -------
Redemption fees added to paid in capital                           -- +          -- +          -- +          -- +           --
                                                                ------      --------       -------       -------       -------
Net increase/(decrease) in net asset value                        4.88          4.96          0.03         (0.13)        (4.13)
                                                                ------      --------       -------       -------       -------
Net Asset Value, End of Period                                  $11.86      $  11.88       $  6.92       $  6.89       $  7.02
                                                                ======      ========       =======       =======       =======
Total Return                                                     70.83%        72.72%         0.60%        (0.68)%      (36.98)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's                               $  227      $116,774       $67,509       $66,711       $97,158
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver      0.66%**       0.91%         0.16%         1.12%         0.04%
 Operating expenses including reimbursement/waiver                1.95%**       1.70%         1.70%         1.70%         1.70%
 Operating expenses excluding reimbursement/waiver                2.48%**       2.23%         2.31%         2.22%         1.94%
 Portfolio turnover rate                                            44%           44%           47%           84%          128%

--------------
* Pictet Global Emerging Markets Fund--Retail Class commenced operations on April 9, 2003.
** Annualized except for total return and portfolio turnover rate.
 + Amount represents less than $0.01 per share.

(1) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively and 1.70% and 2.37% for the Institutional Class, respectively.

(2) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

Financial Highlights
For a Share outstanding throughout the periods presented.


                                                                             Forward International Small Companies Fund
                                         --------------------------------------------------------------------------------------
                                           Investor      Institutional      Investor   Institutional    Retail    Institutional
                                            Class            Class           Class         Class        Class         Class
                                         ------------    -------------    ------------ ------------- ------------ -------------
                                          Year Ended      Year Ended       Year Ended   Year Ended   Period Ended  Year Ended
                                         December 31,    December 31,     December 31, December 31,  December 31, December 31,
                                             2004            2004          2003/(2)/     2003/(2)/      2002*         2002
                                         ------------    -------------    ------------ ------------- ------------ -------------
Net Asset Value, Beginning of Period        $10.39          $ 10.40         $  6.44       $  6.44      $  7.34       $  7.35
Income/(loss) from Operations:
 Net investment income/(loss)                 0.05***          0.08***         0.02***       0.04***      0.02***       0.04***
 Net realized and unrealized
  gain/(loss) on investments                  2.59             2.61            3.94          3.94        (0.90)        (0.92)
                                            ------          -------         -------       -------      -------       -------
  Total from Operations                       2.64             2.69            3.96          3.98        (0.88)        (0.88)
                                            ------          -------         -------       -------      -------       -------
Less Distributions:
 From net investment income                  (0.03)           (0.07)          (0.02)        (0.03)       (0.03)        (0.04)
 From capital gains                          (0.14)           (0.14)             --            --           --            --
                                            ------          -------         -------       -------      -------       -------
  Total Distributions:                       (0.17)           (0.21)          (0.02)        (0.03)       (0.03)        (0.04)
                                            ------          -------         -------       -------      -------       -------
Redemption fees added to paid in capital      0.01             0.01            0.01          0.01         0.01          0.01
                                            ------          -------         -------       -------      -------       -------
Net increase/(decrease) in net asset
 value                                        2.48             2.49            3.95          3.96        (0.90)        (0.91)
                                            ------          -------         -------       -------      -------       -------
Net Asset Value, End of Period              $12.87          $ 12.89         $ 10.39       $ 10.40      $  6.44       $  6.44
                                            ======          =======         =======       =======      =======       =======
Total Return                                 25.55%           25.99%          61.64%        61.95%      (11.82)%      (11.87)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)          $9,819          $49,068         $15,981       $26,221      $   312       $22,251
Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver                        0.47%            0.75%           0.24%         0.49%        0.27%**       0.52%
 Operating expenses including
  reimbursement/waiver                        1.46%/(1)/       1.21%/(1)/      1.45%         1.20%        1.45%**       1.20%
 Operating expenses excluding
  reimbursement/waiver                        2.26%/(1)/       2.12%/(1)/      2.45%         2.20%        2.82%**       2.57%
 Portfolio turnover rate                       175%             175%             52%           52%         133%          133%



                                         --------------------------
                                         Institutional Institutional
                                             Class         Class
                                         ------------- -------------
                                          Year Ended    Year Ended
                                         December 31,  December 31,
                                             2001          2000
                                         ------------- -------------
Net Asset Value, Beginning of Period        $ 10.21       $ 10.25
Income/(loss) from Operations:
 Net investment income/(loss)                  0.01          0.00+
 Net realized and unrealized
  gain/(loss) on investments                  (2.87)         0.71
                                            -------       -------
  Total from Operations                       (2.86)         0.71
                                            -------       -------
Less Distributions:
 From net investment income                      --            --
 From capital gains                           (0.01)        (0.75)
                                            -------       -------
  Total Distributions:                        (0.01)        (0.75)
                                            -------       -------
Redemption fees added to paid in capital       0.01            --
                                            -------       -------
Net increase/(decrease) in net asset
 value                                        (2.86)        (0.04)
                                            -------       -------
Net Asset Value, End of Period              $  7.35       $ 10.21
                                            =======       =======
Total Return                                 (27.95)%        6.56%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)          $21,934       $24,214
Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver                         0.17%        (0.37)%
 Operating expenses including
  reimbursement/waiver                         1.20%         1.20%
 Operating expenses excluding
  reimbursement/waiver                         2.28%         2.66%
 Portfolio turnover rate                        122%          142%

--------------
* Pictet International Small Companies Fund--Retail Class commenced operations on March 5, 2002.
** Annualized except for total return and portfolio turnover rate.
*** Per share numbers have been calculated using the average share method.
 + Amount represents less than $0.01 per share.

(1) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.45% and 2.25%, respectively and 1.20% and 2.11% for the Institutional Class, respectively.

(2) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

FINANCIAL HIGHLIGHTS
For a Share outstanding throughout the periods presented.


                                                                       Forward Uniplan Real Estate Investment Fund
                                                             ---------------------------------------------------------------
                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                             December 31, December 31, December 31, December 31, December 31,
                                                                 2004         2003         2002         2001         2000
                                                             ------------ ------------ ------------ ------------ ------------
Net Asset Value, Beginning of Period                           $ 14.01      $ 11.24      $ 11.43      $ 10.91      $  8.79
Income/(loss) from Operations:
 Net investment income                                            0.48         0.39         0.44         0.52         0.48
 Net realized and unrealized gain/(loss) on investments           3.48         2.76        (0.02)        0.70         2.04
                                                               -------      -------      -------      -------      -------
   Total from Operations                                          3.96         3.15         0.42         1.22         2.52
                                                               -------      -------      -------      -------      -------
Less Distributions:
 From net investment income                                      (0.59)       (0.31)       (0.44)       (0.44)       (0.36)
 From capital gains                                              (0.76)       (0.07)       (0.17)       (0.18)         -- +
 Tax return of capital                                              --           --           --        (0.08)       (0.04)
                                                               -------      -------      -------      -------      -------
   Total Distributions:                                          (1.35)       (0.38)       (0.61)       (0.70)       (0.40)
                                                               -------      -------      -------      -------      -------
Redemption fees added to paid in capital                           -- +         -- +         -- +          --           --
                                                               -------      -------      -------      -------      -------
Net increase/(decrease) in net asset value                        2.61         2.77        (0.19)        0.52         2.12
                                                               -------      -------      -------      -------      -------
Net Asset Value, End of Period                                 $ 16.62      $ 14.01      $ 11.24      $ 11.43      $ 10.91
                                                               =======      =======      =======      =======      =======
Total Return                                                     28.77%       28.53%        3.56%       11.31%       29.21%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                             $48,346      $36,735      $23,456      $15,085      $13,480
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver      3.17%        3.30%        4.03%        4.63%        5.09%
 Operating expenses including reimbursement/waiver                1.85%        1.91%        1.94%        1.80%        1.79%
 Operating expenses excluding reimbursement/waiver                1.85%        2.16%        2.09%        2.41%        2.61%
 Portfolio turnover rate                                            32%          17%          22%           7%          18%

--------------
 + Amount represents less than $0.01 per share.

FORWARD FUNDS, INC.

Forward Hansberger International Growth Fund
Forward Hoover Small Cap Equity Fund
Forward Hoover Mini-Cap Fund
Forward Global Emerging Markets Fund
Forward International Small Companies Fund
Forward Uniplan Real Estate Investment Fund
Forward Legato Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISORS

Hansberger Global Investors, Inc.
  (Forward Hansberger International Growth Fund)
Hoover Investment Management Co., LLC
  (Forward Hoover Small Cap Equity Fund and Forward Hoover   Mini-Cap Fund)
Pictet International Management Limited
  (Forward International Small Companies Fund and Forward Global   Emerging
Markets Fund)
Forward Uniplan Advisors, Inc.
  (Forward Uniplan Real Estate Investment Fund)
Netols Asset Management Inc.
Conestoga Capital Advisors, LLC
Riverbridge Partners, LLC
  (Forward Legato Fund)

ADMINISTRATOR

PFPC Inc.

DISTRIBUTOR

PFPC Distributors, Inc.

COUNSEL

Dechert LLP


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



PricewaterhouseCoopers LLP


CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

PFPC Inc.

WANT MORE INFORMATION?
You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports list the holdings of each Fund, describe each Fund's performance, include the Funds' financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered a part of this Prospectus. The SAI also contains a description of the Fund's policies and procedures for disclosing its holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?
By following one of the four procedures below:

Call or write, and copies will be sent to you free of charge: Forward Funds, Inc. 433 California Street, 11th Floor San Francisco, CA 94104 (800) 999-6809.

Go to http://www.forwardfunds.com/invest.htm and download a free copy.

Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below. Public Reference Section of the SEC Washington, D.C. 20549-6009 (202) 942-8090.

Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.

After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-08419

                               FORWARD FUNDS, INC.

                        433 California Street, 11th Floor
                         San Francisco, California 94104
                                 (800) 999-6809

                  Forward Hansberger International Growth Fund
                      Forward Hoover Small Cap Equity Fund

                          Forward Hoover Mini-Cap Fund

                      Forward Global Emerging Markets Fund
                   Forward International Small Companies Fund
                   Forward Uniplan Real Estate Investment Fund

                               Forward Legato Fund

                       Statement of Additional Information

                                dated May 1, 2005

Forward Funds, Inc. ("Forward Funds" or the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers nine investment portfolios. Investor Class shares of six of the portfolios are discussed in this Statement of Additional Information ("SAI"): Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund, Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, and Forward Uniplan Real Estate Investment Fund. In addition, Institutional Class shares of five of the portfolios are discussed in this SAI: Forward Hoover Small Cap Equity Fund, Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, and Forward Legato Fund. Each of the Forward Hansberger International Growth Fund, the Forward Hoover Small Cap Equity Fund, the Forward Global Emerging Markets Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund, the Forward Hoover Mini-Cap Fund and the Forward Legato Fund are referred to herein as the "Fund," and collectively as the "Funds." There is no assurance that any of the Funds will achieve its objective.

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds, dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Funds may be obtained free of charge by calling the Distributor at (800) 999-6809.

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

ORGANIZATION OF FORWARD FUNDS, INC...................................    1
MANAGEMENT OF THE FUNDS..............................................    1
PORTFOLIO HOLDINGS DISCLOSURE........................................    8
INVESTMENT ADVISORY AND OTHER SERVICES...............................   10
INVESTMENT OBJECTIVES AND POLICIES...................................   29
INVESTMENT RESTRICTIONS..............................................   31
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS...........................   32
PORTFOLIO TRANSACTIONS...............................................   44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................   46
DETERMINATION OF SHARE PRICE.........................................   48
SHAREHOLDER SERVICES AND PRIVILEGES..................................   49
DISTRIBUTIONS........................................................   49
TAX CONSIDERATIONS...................................................   50
CALCULATION OF PERFORMANCE DATA......................................   56
GENERAL INFORMATION..................................................   60
FINANCIAL STATEMENTS.................................................   63
APPENDIX A...........................................................  A-1

                       ORGANIZATION OF FORWARD FUNDS, INC.


Forward Funds, Inc. is an open-end management investment company, which offers nine investment portfolios. Six of the portfolios discussed in this SAI are diversified and one of the portfolios is non-diversified. The Company was organized as a Maryland corporation on October 3, 1997.



The authorized capital stock of the Company consists of two billion (2,000,000,000)shares of three classes of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into nine series. Each Fund, other than the Forward Legato Fund, currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Equity Fund, the Forward Global Emerging Markets Fund, the Forward Hoover Mini-Cap Fund, the Forward International Small Companies Fund and Forward Legato Fund offer a class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund and Forward Legato Fund each also offer a class of shares called Class A shares, pursuant to a separate prospectus and statement of additional information. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.


The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                             MANAGEMENT OF THE FUNDS

Board of Directors. The Company's Board of Directors oversees the management and business of the Funds. The Directors are elected by Shareholders of the Company. There are currently six directors, four of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisors or otherwise. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below.

NON-INTERESTED DIRECTORS:


                                                                                                   Number of
                                        Term of                                                     Funds
                         Position(s)   Office and                                                   in Fund            Other
                          Held with     Length of                                                   Complex        Directorships
                             the         Time      Principal Occupation(s)                        Overseen by        Held by
Name, Address, and Age*    Company      Served**   During Past Five Years                          Director        Director***
----------------------   -----------   ----------  -------------------------------------------   ------------   ------------------
Kenneth V. Domingues     Director      Since 2003  Financial Consultant, Securities                    9        None
Age: 72                                            Arbitrator, Expert Witness, Estate and
                                                   Trust Administrator (1999-present);
                                                   Technical Consultant to the California
                                                   State Board of Accountancy
                                                   (2002-present); Chief Accountant,
                                                   Division of Investment Management, U.S.
                                                   Securities and Exchange Commission
                                                   (1998-1999); Senior Vice President and
                                                   Chief Financial Officer, Franklin
                                                   Templeton Group, an investment
                                                   management company (1987-1997).

Haig G. Mardikian        Director      Since 1998  Owner of Haig G. Mardikian Enterprises, a           9        None
Age: 57                                            real estate investment business (1971-
                                                   present); a General Partner of M&B
                                                   Development, a real estate investment
                                                   business (1983-present); General Partner of
                                                   George M. Mardikian Enterprises, a real
                                                   estate investment business (1983-2002);
                                                   President and Director of Adiuvana-Invest,
                                                   Inc., a real estate investment business
                                                   (1989-present); Vice Chairman and Trustee
                                                   of the William Saroyan Foundation
                                                   (1992-present); Managing Director of the
                                                   United Broadcasting Company, radio
                                                   broadcasting (1983-2001); Chairman and
                                                   Director of SIFE Trust Fund (1978-2002);
                                                   Director of the Downtown Association of San
                                                   Francisco (1982-present); Director of the
                                                   Market Street Association (1982-present);
                                                   Trustee of the International House,
                                                   University of California at Berkeley
                                                   (2001-present); Trustee of Trinity College
                                                   (1998-present); Trustee of the Herbert
                                                   Hoover Presidential Library (1997-present);
                                                   Trustee of the Herbert Hoover Foundation
                                                   (2002-present); Trustee of the Advisor
                                                   California Civil Liberties Public Education
                                                   Fund (1997-present).

Leo T. McCarthy          Director      Since 1998  President, The Daniel Group, an                     9        Director, Linear
Age: 74                                            investment                                                   Technology
                                                   proprietorship (January 1995-present); and                   Corporation, a
                                                   Director, Accela, Inc., a software                           manufacturing
                                                   company (March 1998-present).                                company (July
                                                                                                                1994-present)

Donald O'Connor          Director      Since 2000  Financial Consultant (1997-present);                9        Trustee of the
Age: 68                                            Retired Vice President of Operations,                        Investment
                                                   Investment  Company Institute ("ICI"), a                     Advisors Series
                                                   mutual fund trade association (May 1969                      Trust (15)
                                                   - June 1993); Executive Vice President                       (1997-present)
                                                   and Chief Operating Officer, ICI Mutual
                                                   Insurance Company, an insurance company
                                                   (1987-1997); Chief, Branch of Market
                                                   Surveillance, Securities and Exchange
                                                   Commission (1964-1969).


----------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:


                                                                                                   Number of
                                        Term of                                                     Funds
                         Position(s)   Office and                                                   in Fund            Other
                          Held with     Length of                                                   Complex        Directorships
                             the         Time      Principal Occupation(s)                        Overseen by        Held by
Name, Address, and Age*    Company      Served**   During Past Five Years                          Director        Director***
----------------------   -----------   ----------  -------------------------------------------   ------------   ------------------
J. Alan Reid, Jr.***     President,    Since 2001  President of Forward Management, LLC, an          9          Director of
                         Director                  investment advisor ("Forward                                 FOLIOfn., Director
Age: 42                                            Management," formerly known as Webster                       of Legato Capital
                                                   Investment Management Co., LLC) (April                       Management, an
                                                   2001-present); President, ReFlow                             investment
                                                   Management, an investment services                           management company
                                                   company (2001-present); President,                           (2004-present)
                                                   Sutton) Place Management, a human
                                                   resources service company
                                                   (2001-present); Senior Vice President,
                                                   Director of Business Delivery, Morgan
                                                   Stanley Online, a financial services
                                                   company (1999-2001); Vice President of
                                                   the Board of Directors of Centerpoint, a
                                                   public health and welfare organization
                                                   (January 1997-present); Advisory Board
                                                   Member, Finaplex, a sofware company
                                                   (2002-present); Advisory Board of
                                                   SunGard Expert Solutions (1998 to
                                                   present).

DeWitt F. Bowman*****    Director      Since 2000  Principal, Pension Investment                      9         Trustee, Brandes
Age: 74                                            Consulting, a consulting company                             Inst. International
                                                   (February 1994-present); Trustee Pacific                     Fund, a mutual fund
                                                   Gas & Electric NDT, a nuclear                                (May 1994 to
                                                   decommissioning trust (March 1994 to                         present); Director,
                                                   present); Interim Treasurer and Vice                         Dresdner/RCM
                                                   President for Investments, Regents of                        Global Funds
                                                   the University of California (September                      (December 1995 to
                                                   2000-April 2001); Treasurer, Edgewood                        March 2002);
                                                   Center for Children and Families, a                          Trustee, PCG
                                                   non-profit care center (March 1994 to                        Private Equity Fund
                                                   March 2004); Treasurer, Pacific Pension                      (May 1998 to
                                                   Institute, a non-profit education                            present); Director,
                                                   organization (June 1994 to June 2002);                       RREEF America
                                                   Director, Episcopal Dioceses of                              REIT (May 1994 to
                                                   California, a non-profit religious                           present); Director,
                                                   organization (June 1994 to present).                         RREEF America III
                                                                                                                REIT (December
                                                                                                                2002 to present);
                                                                                                                Trustee, Sycuan
                                                                                                                Funds (September
                                                                                                                2003 to present);
                                                                                                                Trustee, Wilshire
                                                                                                                Mutual Funds
                                                                                                                (March 1996 to
                                                                                                                present).


-----------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.
***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided, or in the future may provide, consulting services to Forward Management, LLC.

OFFICERS:


                                                                                                   Number of
                                        Term of                                                     Funds
                         Position(s)   Office and                                                   in Fund            Other
                          Held with     Length of                                                   Complex        Directorships
                             the         Time      Principal Occupation(s)                        Overseen by        Held by
Name, Address, and Age     Company      Served*    During Past Five Years                          Director        Director
----------------------   -----------   ----------  -------------------------------------------   ------------   ------------------
Mary Curran              Chief         Since 2004  General Counsel at Sutton Place                    N/A              N/A
433 California Street    Compliance                Management since 2002; General
San Francisco, CA 94104  Officer                   Counsel at Morgan Stanley Online
Age: 57                                            (1997-2002)

Jeremy Deems             Treasurer     Since 2004  Chief Financial Officer at                         N/A              N/A
433 California Street                              Forward Management since 2004;
Suite 1010                                         Controller at Forward Management
San Francisco, CA 94104                            (2000-2004).
Age: 28

Lori V. O'Shaughnessy    Secretary     Since 2003  Vice President and Counsel at PFPC Inc.            N/A              N/A
4400 Computer Drive                                since 2004; Associate Counsel at PFPC Inc.
Westborough, MA 01581                              (2000-2004); Associate Counsel at Investors
Age: 33                                            Bank & Trust Company, a financial service
                                                   provider (2001-2002); Manager in the
                                                   Regulatory Administration Department of
                                                   PFPC Inc. (1998-2001).


* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

The Board of Directors has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees.

The Audit Committee consists of four members: Messrs. Domingues, Mardikian, McCarthy and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Company's financial records and internal accounting controls and acting as the principal liaison between the Board and the Company's independent auditors. During the fiscal year ended December 31, 2004 the Audit Committee convened four times.


The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Directors (including considering written nominations from shareholders delivered to the Company at its address on page 10). During the fiscal year ended December 31, 2004, the


Nominating Committee did not convene.

The Pricing Committee consists of five members: Messrs. Bowman and O'Connor, as well as Mark Guadagnini, Roger Edelen and Mary Curran. The Pricing Committee, in conjunction with the Investment Advisor and Sub-Advisors, is responsible for determining the fair value and market value of the Fund's securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2004, the Pricing Committee convened three times.

The Funds pay two of the non-interested Directors $3,625 each per regular meeting and $1,500 each for each special meeting attended in person. One non-interested Director who serves as Chairman of the Board of Directors receives $4,000 per regular meeting and $1,500 for each special meeting attended in person. One non-interested Director who serves as Chairman of the Audit Committee receives $4,500 per regular meeting and $1,500 for each special meeting attended in person. One interested Director also receives $3,625 per regular meeting and $1,500 for each special meeting attended in person. The other interested Director does not receive any compensation by the Funds. Directors receive half of the respective fee if they participate in either a regular, special or committee meeting by telephone rather than in person. Officers of the Funds and Directors who are affiliated persons of the Funds, Investment Advisor or sub-advisors do not receive any compensation from the Funds or any other funds managed by the Investment Advisor or sub-advisors. As of December 31, 2004 the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

                       Information as of December 31, 2004

NON-INTERESTED DIRECTORS:


                                                                                                        Aggregate Dollar
                                                                                                        Range of Equity
                                                                                                         Securities in All
                                                                                                     Registered Investment
                                                                                  Dollar Range        Companies Overseen
                                                                                   of Equity         by Director in Family
                                                                                  Securities in          of Investment
   Name of Director                           Fund                                 the Funds*               Companies
-----------------------                       ----                                -------------      ---------------------
Kenneth V. Domingues      Forward Hoover Small Cap Equity Fund                          C                         E
                          Forward International Small Companies Fund                    D
                          Forward Hansberger International Growth Fund                  A
                          Forward Hoover Mini-Cap Fund                                  A
                          Forward Global Emerging Markets Fund                          A
                          Forward Uniplan Real Estate Investment Fund                   A
                          Forward Legato Fund/1/                                        A

Haig G. Mardikian         Forward Hoover Small Cap Equity Fund                          C                         D
                          Forward International Small Companies Fund                    A
                          Forward Hansberger International Growth Fund                  B
                          Forward Hoover Mini-Cap Fund                                  A
                          Forward Global Emerging Markets Fund                          A
                          Forward Uniplan Real Estate Investment Fund                   B
                          Forward Legato Fund/1/                                        A

Leo T. McCarthy           Forward Hoover Small Cap Equity Fund                          C                         C
                          Forward International Small Companies Fund                    A
                          Forward Hansberger International Growth Fund                  A
                          Forward Hoover Mini-Cap Fund                                  A
                          Forward Global Emerging Markets Fund                          A
                          Forward Uniplan Real Estate Investment Fund                   A
                          Forward Legato Fund/1/                                        A

Donald O'Connor           Forward Hoover Small Cap Equity Fund                          E                         E
                          Forward International Small Companies Fund                    A
                          Forward Hansberger International Growth Fund                  A
                          Forward Hoover Mini-Cap Fund                                  A
                          Forward Global Emerging Markets Fund                          A
                          Forward Uniplan Real Estate Investment Fund                   A
                          Forward Legato Fund/1/                                        A

INTERESTED DIRECTORS:


                                                                                                        Aggregate Dollar
                                                                                                        Range of Equity
                                                                                                         Securities in All
                                                                                                     Registered Investment
                                                                                  Dollar Range        Companies Overseen
                                                                                   of Equity         by Director in Family
                                                                                  Securities in          of Investment
   Name of Director                           Fund                                 the Funds*               Companies
-----------------------                       ----                                -------------      ---------------------
J. Alan Reid, Jr.         Forward Hoover Small Cap Equity Fund                          E                         E
                          Forward International Small Companies Fund                    C
                          Forward Hansberger International Growth Fund                  D
                          Forward Hoover Mini-Cap Fund                                  C
                          Forward Global Emerging Markets Fund                          C
                          Forward Uniplan Real Estate Investment Fund                   C
                          Forward Legato Fund/1/                                        A

DeWitt F. Bowman          Forward Hoover Small Cap Equity Fund                          A                         A
                          Forward International Small Companies Fund                    A
                          Forward Hansberger International Growth Fund                  A
                          Forward Hoover Mini-Cap Fund                                  A
                          Forward Global Emerging Markets Fund                          A
                          Forward Uniplan Real Estate Investment Fund                   A
                          Forward Legato Fund/1/                                        A



*       Key to Dollar Ranges
A.      None
B.      $1 - $10,000
C.      $10,001 - $50,000
D.      $50,001 - $100,000
E.      Over $100,000



/1/     The Forward Legato Fund commenced operations on April 1, 2005.


No Director who is not an interested person of the Company owns any securities of Forward Management, LLC, any of the Sub-Advisors (as defined herein), PFPC Distributors, Inc. or their affiliates.

            Compensation Received From Funds as of December 31, 2004

                                               Pension or
                          Aggregate          Retirement
                         Compensation     Benefits Accrued      Estimated Annual     Total Compensation
                           From the       As Part of Funds'       Benefits Upon       From Company and
Name and Position          Company            Expenses             Retirement           Fund Complex
---------------------   -------------     -----------------     ----------------     ------------------
J. Alan Reid, Jr.          $      0              $0                    $0                $      0
   Director*
DeWitt Bowman,             $ 14,500              $0                    $0                $ 14,500
   Director*
Kenneth V. Domingues,      $ 16,250              $0                    $0                $ 16,250
   Director**
Haig G. Mardikian,         $ 15,250              $0                    $0                $ 15,250
   Director
Leo T. McCarthy,           $ 14,500              $0                    $0                $ 14,500
   Director
Donald O'Connor,           $ 14,500              $0                    $0                $ 14,500
   Director

*       Interested

                          PORTFOLIO HOLDINGS DISCLOSURE

Publicly Available Information/Mandatory Disclosure

The Funds, or their duly authorized service providers, may publicly disclose holdings of all Forward Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of a Fund's completed purchases and sales (sometimes referred to as the "trade commentary") may only be made available simultaneously or after the public disclosure of a Fund's portfolio holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof, as duly documented with the Funds.

Confidential Dissemination of Portfolio Holdings

The Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings ("Disclosure Policies"). The Disclosure Policies provide that it is the policy of the Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

The Funds may disclose, under Conditions of Confidentiality, portfolio holdings before their public disclosure is required or authorized to service providers and mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Such holdings are released under conditions of confidentiality. "Conditions of Confidentiality" means that:

        (a) the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information as discussed below; and

        (b) the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds' Chief Compliance Officer.

The Funds' Directors will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders and its investment advisor, sub-advisors, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of the entities with which Forward has ongoing arrangements to provide portfolio holdings information, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1. Bloomberg - Monthly with a 30 day delay for all the Forward Funds except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, for which portfolio holdings information is released quarterly with no delay.

2. Morningstar, Inc., Standard & Poor's and The Thomson Corporation - Monthly with a 30 day delay for all the Forward Funds except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, for which portfolio holdings information is released monthly with no delay.

3.  Lipper Analytical Services, Inc. - Monthly with a 4 day delay.

4.  Vestek - Monthly with no delay.

5.  FactSet Research Systems Inc. - Daily for all Funds with no delay.

6. The Funds' custodian, Brown Brothers Harriman & Co., and applicable sub-advisors - Monthly with no delay.

7. RRDonnelley financial printer - information is disclosed with no delay in order to prepare Form N-Q and the annual and semi-annual reports.

The Funds monitor the use by such third party recipients of non-public portfolio holdings information by requiring those recipients to provide to the Funds annual certifications that the information has been used only pursuant to the terms of the confidentiality agreement between the recipient and the Investment Advisor. In addition, acceptance by third parties who receive the information electronically constitutes reaffirmation that the third party will maintain the disclosed information in confidence and not trade portfolio securities based on the nonpublic information.

Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund's portfolio before disclosure of portfolio holdings is required as discussed above, provided that the information has been publicly disclosed (via the Funds' website or otherwise):


..       Top Ten Holdings. Top ten holdings and the total percentage of the
        Fund such aggregate holdings represent.


..       Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

..       Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund's ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Investment Advisor/Sub-Advisors of the Funds may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Investment Advisor/Sub-Advisors of the Funds may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

The Funds' Board of Directors and the Funds' Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities.)

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Funds' portfolio holdings disclosure procedures involves a conflict of interest between the Funds' shareholders and the Funds' Investment Advisor, Sub-Advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent directors or a majority of a Board committee consisting solely of independent directors approves such disclosure. The Funds, the Investment Advisor and the Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Violations of the Disclosure Policies must be reported to the Funds' Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Funds' Board of Directors, as required by Rule 38a-1.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisors. Forward Management, LLC ("Forward Management" or the "Investment Advisor") serves as the Investment Advisor to each Fund. Forward Management is a registered investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Broderick Management LLC ("Broderick"), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management's securities. Broderick is wholly-owned by Gordon Getty. Broderick was organized as a Delaware Limited Liability Company on December 5, 1997. Sutton Place Management, LLC is an affiliate of the Funds who is also an affiliate of the Investment Advisor because it serves as an administrative service company to Broderick and its subsidiaries.



Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company's Board of Directors but has delegated this authority to sub-advisors for each Fund. It also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed each Fund, other than the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, since inception. On December 23, 2003, Forward Management replaced Pictet International Management Limited ("Pictet") as Investment Advisor to the Forward International Small Companies Fund, and on September 17, 2004, Forward Management replaced Pictet as Investment Advisor to the Forward Global Emerging Markets Fund. The nine portfolios of the Company, along with three portfolios in a separate registered investment company, are its principal investment advisory clients. Daily investment decisions are made by the sub-advisor(s) to each Fund, whose investment experience is described below. (Forward Management is referred to herein as "Investment Advisor" and the sub-advisors are referred to herein as "Sub-Advisors").

The Forward Hansberger International Growth Fund. Forward Management has engaged the services of Hansberger Global Investors, Inc. ("HGI") to act as sub-advisor for the Forward Hansberger International Growth Fund. HGI, a registered investment advisor under the Advisers Act, is located at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301. As of December 31, 2004, HGI and its subsidiaries served as investment advisor or investment Sub-Advisor to twelve U.S. and foreign investment companies and 10 private accounts with combined assets of approximately $5.9 billion. HGI is a wholly-owned subsidiary of Hansberger Group, Inc. Mr. Thomas L. Hansberger owns a controlling interest in Hansberger Group. As of December 31, 2004, Forward Management owned 3% of the common stock of Hansberger Group, Inc.


Prior to January 2002, the Forward Hansberger International Growth Fund was known as the Hansberger International Growth Fund. In addition, prior to March 2000, the Fund was known as the International Equity Fund and its Sub-Advisor was Templeton Investment Counsel, Inc.


The Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Forward Management has engaged the services of Hoover Investment Management Co., LLC ("Hoover") to manage the assets of the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund on a day- to-day basis. Hoover is a registered investment advisor under the Advisers Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2004, Hoover served as an investment advisor or investment Sub-Advisor to 33 separate accounts with assets of $1.047 billion under management. Hoover focuses in the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. Hoover invests in profitable cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the managing member and founder of Hoover. As of December 31, 2004, Irene G. Hoover owned a 79.5% interest in the firm and Forward Management owned a 10% interest in the firm.


The Forward International Small Companies Fund and the Forward Global Emerging Markets Fund. Forward Management has engaged the services of Pictet International Management Limited ("Pictet") to act as Sub-Advisor for the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund. Pictet was established in 1980 and as of December 31, 2004 had approximately $1.276 billion of assets under management for more than 21 accounts. Pictet International Management Limited forms part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2004, Pictet & Cie managed approximately $113 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by nine partners.

The Forward Uniplan Real Estate Investment Fund. Forward Management has engaged the services of Forward Uniplan Investment Advisors, Inc. ("Uniplan") to act as Sub-Advisor for the Forward Uniplan Real Estate Investment Fund. Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan is located 23909 W. Overson Road, Union Grove, WI 53182. As of December 31, 2004, Richard Imperiale, President of Forward Uniplan Advisors, Inc. owns 80% of the outstanding shares of the Advisor. In addition, Forward Management holds a 20% ownership interest in Uniplan Advisors, Inc. and has an option to purchase an additional 5% ownership interest. Uniplan its affiliates had approximately $230 million in assets under management as of December 31, 2004. Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios. Richard Imperiale is the portfolio manager for the Forward Uniplan Real Estate Investment Fund. He is the President, founder and controlling person of Uniplan.


The Forward Legato Fund. Forward Management has engaged Netols Asset Management Inc. ("NAM"), a Wisconsin S Corporation, to serve as one of the Sub-Advisors to the Fund pursuant to a sub-advisory agreement. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. NAM was founded in September 2000. As of December 31, 2004, NAM had assets under management of $185 million. Jeffrey Netols is a control person of NAM, one of the sub-advisors of the Forward Legato Fund. Mr. Netols owns 100% of NAM and does not have a financial interest in any other related organizations.



Forward Management has engaged Conestoga Capital Investment Advisors, LLC ("CCA"), a Pennsylvania Limited Liability Company, to serve as one of the Sub-Advisors to the Fund pursuant to a sub-advisory agreement. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2004, CCA had assets under management of $165.5 million. As of December 31, 2004, William C. Martindale, Jr. and W. Christopher Maxwell were control persons of CCA, each owning 33.01%.


Forward Management has engaged Riverbridge Partners, LLC ("Riverbridge"), a Minnesota Limited Liability Company, to serve as one of the Sub-Advisors to the Fund pursuant to a sub-advisory agreement. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July of 1987. As of December 31, 2004, Riverbridge had assets under management of $547 million. No entity or individual owns 25% or more of Riverbridge.

Investment Management and Sub-Advisory Agreements. Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:

Forward Hansberger International Growth Fund       0.85% up to $50 million
                                                   0.75% over $50 million up to $100 million
                                                   0.65% over $100 million up to $250 million
                                                   0.60% over $250 million up to $500 million
                                                   0.55% over $500 million

Forward Hoover Small Cap Equity Fund               1.05%

Forward Global Emerging Markets Fund               1.25%

Forward Hoover Mini-Cap Fund                       1.05%

Forward International Small Companies Fund         1.00%

Forward Uniplan Real Estate Investment Fund        0.85% up to $100 million
                                                   0.80% over $100 up to $500 million
                                                   0.70% over $500 million

Forward Legato Fund                                1.00% up to $500 million
                                                   0.85% over $500 million

The Investment Advisor compensates each Sub-Advisor out of the Investment Advisor's revenues. Neither the Investment Advisor nor the Sub-Advisors are required to furnish any personnel, overhead items or facilities for the Company. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the Funds.

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years:


                                                    Gross Investment Advisory    Fees Waived by      Net Investment
                                                          Fees paid by              Forward           Advisory Fees
                                                              Fund                 Management             Paid
                                                     ------------------------    --------------      --------------
Fiscal Year Ended December 31, 2004
Forward Hansberger International Growth Fund               $   184,683             $  (82,632)        $   102,051
Forward Hoover Small Cap Equity Fund                       $ 1,584,021             $  (43,565)        $ 1,540,456
Forward Global Emerging Markets Fund/1,+/                  $   669,262             $ (362,519)        $   306,743
Forward Hoover Mini-Cap Fund/2/                            $   238,385             $  (88,725)        $   149,660
Forward International Small Companies Fund/3,++/           $   430,410             $ (379,991)        $    50,419
Forward Uniplan Real Estate Investment Fund                $   360,332             $       --         $   360,332
Forward Legato Fund/4/                                              --                     --                  --


Fiscal Year Ended December 31, 2003
Forward Hansberger International Growth Fund               $   146,095             $  (84,748)        $    61,347
Forward Hoover Small Cap Equity Fund                       $ 1,126,681             $  (73,040)        $ 1,053,641
Forward Global Emerging Markets Fund/1,+/                  $ 1,039,806             $  439,533         $   600,273
Forward Hoover Mini-Cap Fund/2/                            $    56,617             $  (56,617)                 --
Forward International Small Companies Fund/3,++/           $   370,627             $ (370,627)                 --
Forward Uniplan Real Estate Investment Fund                $   246,906             $  (72,903)        $   174,003
Forward Legato Fund/4/                                              --                     --                  --

Fiscal Year Ended December 31, 2002
Forward Hansberger International Growth Fund               $   142,398             $  (80,331)        $    62,067
Forward Hoover Small Cap Equity Fund                       $ 1,144,141             $  (48,158)        $ 1,095,983
Forward Global Emerging Markets Fund/1,+/                  $   904,107             $  441,396         $   462,711
Forward Hoover Mini-Cap Fund2                                       --                     --                  --
Forward International Small Companies Fund/3,++/           $   227,707             $ (227,707)                 --
Forward Uniplan Real Estate Investment Fund                $   150,031             $  (25,229)        $   124,802
Forward Legato Fund/4/                                              --                     --                  --



/1/ On September 14, 2004, shareholders of the Retail and Institutional Shares of Pictet Global Emerging Markets Fund approved a Plan of Reorganization where by they received Investor and Institutional Shares of Forward Global Emerging Markets Fund. Investment Advisory fees paid by Pictet Global Emerging Markets Fund for the fiscal years ended December 31, 2002 and 2003 and prior to September 14, 2004 for the fiscal year ended December 31, 2004, were paid to Pictet International Management Limited.


/2/     The Forward Hoover Mini-Cap Fund commenced operations on January 1,
        2003.
/3/ On December 23, 2003, shareholders of the Retail and Institutional Shares of Pictet International Small Companies Fund approved a Plan of Reorganization whereby they received Investor and Institutional Shares of Forward International Small Companies Fund. Investment Advisory fees paid by Pictet International Small Companies Fund for fiscal years ended December 31, 2002 and prior to December 23, 2003 for fiscal year ended December 31, 2003 were paid to Pictet International Management Limited.


/4/     The Forward Legato Fund commenced operations on April 1, 2005.
/+/ In addition, the Investment Advisor reimbursed expenses for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, for the Forward Global Emerging Markets Fund, in the amount of $0, $0 and $0, respectively.
/++/ In addition, the Investment Advisor reimbursed expenses for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, for the Forward International Small Companies Fund, in the amount of $0, $831 and $84,903, respectively.

For the services provided pursuant to their Sub-Advisory Agreements with Forward Management, each Sub-Advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the respective funds:

Forward Hansberger International Growth Fund       0.50%

Forward Hoover Small Cap Equity Fund               0.70% up to $100 million
                                                   0.60% over $100 million

Forward Global Emerging Markets Fund               0.80%

Forward Hoover Mini-Cap Fund                       0.70% up to $100 million
                                                   0.60% over $100 million

Forward International Small Companies Fund         0.65%

Forward Uniplan Real Estate Investment Fund        0.60% up to $100 million
                                                   0.55% over $100 up to $500 million
                                                   0.45% on assets over $500 million

Forward Legato Fund                                0.60% up to $500 million
                                                   0.50% over $500 million



In its most recent initial approval or approval of continuation of the Company's Investment Management Agreement and respective Sub-Advisory Agreements (the "Agreements") in December 2004, the Board of Directors of the Company, including a majority of the Directors who are not parties to the Agreements, considered a number of factors. In determining whether to approve each Agreement, the Directors considered the estimated fees and expenses to be paid by the Funds and those paid by comparable funds, the costs of providing these services, and the profitability or estimated profitability of Forward Management and the Sub-Advisors due to their relationships with the Funds. The Directors also considered the nature and quality of services provided under the Agreements, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Directors also considered the relationships among Forward Management, the Sub-Advisors, and their affiliates, including any collateral benefits received by Forward Management, the Sub-Advisors and their affiliates due to their relationships with the Funds. The Directors also considered the representations of Forward Management and the Sub-Advisors concerning staffing, capabilities and methodologies applied in managing the Funds. Upon completion of the Board's review and discussion, the Directors concluded that the nature of the services provided under the Agreement is of high quality, and the investment advisory fees payable to Forward Management and the Sub-Advisors under the Agreements are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Agreements for one year.

Each Investment Management or Sub-Advisory Agreement will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the respective Fund's outstanding shares, as applicable, voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Investment Advisor or any Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

Each such Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by such Investment Advisor. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).



As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) of the Forward Hansberger International Growth Fund to an annual rate of 1.69%, to limit the Forward Hoover Mini-Cap Fund Investor Class shares and Institutional Class shares to an annual rate of 1.99% and 1.43%, respectively, to limit the Forward Hoover Small Cap Equity Fund Investor Class shares and Institutional Class shares to an annual rate of 1.78% and 1.34%, respectively, to limit the Forward Real Estate Investment Fund Investor Class shares and Institutional Class shares to an annual rate of 1.79%, to limit the Forward International Small Companies Fund Investor Class shares and Institutional Class shares to an annual rate of 1.45% and 1.20%, respectively, to limit the Forward Global Emerging Markets Fund Investor Class shares and Institutional Class shares to an annual rate of 1.95% and 1.70%, respectively, and to limit the Forward Legato Fund Institutional Class shares to an annual rate of 1.25%. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by a Fund to the Investment Advisor will not cause the Fund's expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred. The Investment Advisor has agreed to limit expenses through January 1, 2006 for all funds described in the Prospectus expect the Forward Legato Fund, where the Investment Advisor has agreed to limit expense through May 1, 2006. There is no assurance that these expense limitations will be continued on beyond January 1, 2006 and May 1, 2006, respectively.


Portfolio Managers.

The Forward Hansberger International Growth Fund. Thomas R. Tibbles, CFA, Chief Investment Officer and Managing Director of HGI Canada, Barry A. Lockhart, CFA, Senior Vice President of Research, Trevor Graham, CFA, Vice President of Research, Patrick Tan, Research Analyst and Eva Grant, CFA, Research Assistant are responsible for the day-to-day management of the Forward Hansberger International Growth Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Tibbles, Lockhart, Graham and Tan, and Ms. Grant managed as of December 31, 2004:


                                                                Number of Accounts     Assets Managed for
                                                                Managed for which      which Investment
                                   Number of                   Investment Advisory        Advisory Fee
                                    Accounts    Total Assets    Fee is Performance-     is Performance-
       Type of Account              Managed       Managed            Based                   Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Companies       5        $ 232,200,000           0                      $0
Other pooled investment vehicles      1        $ 565,500,000           0                      $0
Other accounts                        4        $ 218,700,000           0                      $0

Individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. HGI manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, including, but not limited to dispersion reports and oversight by the CIO, Investment Policy Committee, the Chief Compliance Officer and the General Counsel. HGI has developed trade allocation systems and controls to help ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


There are certain inherent and potential conflicts of interest between Hansberger Global Investors, Inc.'s ("HGI") management of the Forward Hansberger International Growth Fund and the activities of other accounts, some of which are affiliates for which HGI acts as an investment advisor or investment sub-advisor. In particular, some of these entities may seek to acquire securities of the same issuer as Forward Hansberger International Growth Fund or to dispose of investments Forward Hansberger International Growth Fund is seeking to acquire. In addition, because some of HGI's staff are also officers, directors and/or employees of such affiliates, HGI and certain of its affiliates may have conflicts of interest in the allocation of management and staff time, services and functions among Forward Hansberger International Growth Fund and other entities.

Other accounts and persons advised by HGI have different investment objectives or considerations than Forward Hansberger International Growth Fund; thus decisions as to purchases of and sales for each managed account are made separately and independently in light of the objectives and purposes of such account. In addition, HGI does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Forward Hansberger International Growth Fund as it, in its sole discretion, deems necessary for the management of the Forward Hansberger International Growth Fund.

There may also be a conflict of interest in the allocation of investment opportunities between Forward Hansberger International Growth Fund and other accounts which HGI advises. Although HGI will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both Forward Hansberger International Growth Fund and one or more of its other accounts among Forward Hansberger International Growth Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of HGI will be allocated in any particular manner.

HGI may from time to time hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If HGI were to decide or be required for any reason to sell one or more of these positions over a short period of time, Forward Hansberger International Growth Fund might suffer a greater loss due to the concentration of such positions than would be the case if HGI did not take significant interests in any particular issuer.


A portfolio manager's compensation generally consists of base salary, bonus, and HGI's Stock Option program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all HGI employees.

In the case of portfolio managers responsible for managing multiple HGI funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the HGI Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, performance of the fund and other funds managed relative to expectations for how those funds should have performed, given their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. Additional factors include the portfolio manager's contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above.

The Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund. Irene Hoover, the managing member and founder of Hoover, is responsible for the day-to-day management of the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Hoover managed as of December 31, 2004:

                                                                Number of Accounts     Assets Managed for
                                   Number of                    Managed for which       which Investment
                                    Accounts    Total Assets     Advisory Fee is         Advisory Fee is
       Type of Account              Managed       Managed       Performance-Based      Performance-Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Companies        2       $ 229,600,000           0                      $0
Other pooled investment vehicles       1       $   9,900,000           0                      $0
Other accounts                        30       $ 807,300,000           0                      $0



Hoover does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Hoover performs investment management services for various types of clients. Hoover has adopted a trading aggregation and allocation policy to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The policy covers the procedures for the aggregating of orders for all accounts buying or selling a security on a particular day and the allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it will be allocated proportionately based on the allocation determination unless the amount acquired within the desired price range is too small, in the portfolio manager's discretion, to make proportionate allocation appropriate.

In addition, Hoover has adopted a Code of Ethics that governs the personal securities trading activities of all Hoover employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.


Ms. Hoover's compensation consists of a base salary plus her share of the firm's annual net income based upon her ownership percentage. She is also eligible to participate in Hoover's 401(k) plan.

The Forward International Small Companies Fund. Pictet constructs the portfolio using a team approach. Nils Francke, Team Head, Michael McLaughlin, Senior Investment Manager, Philippe Sarreau, Senior Investment Manager, Justin Hill, Senior Investment Manager, and Richard Williamson, Senior Investment Manager are the five portfolio managers with the most significant responsibility for the day-to-day management of the Forward International Small Companies Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Francke, McLaughlin, Sarreau, Hill, and Williamson managed as of December 31, 2004:

                                                                Number of Accounts     Assets Managed for
                                   Number of                    Managed for which       which Investment
                                    Accounts    Total Assets     Advisory Fee is         Advisory Fee is
       Type of Account              Managed       Managed       Performance-Based      Performance-Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Companies       3        $ 194,843,300           0                      $0
Other pooled investment vehicles      1        $  44,004,300           0                      $0
Other accounts                        2        $ 432,576,400           0                      $0

Potential conflicts of interests or duties may arise because Pictet engages in regulated activities for other clients. Pictet may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees.

If any conflict or potential conflict arises, Pictet seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and Pictet uses its best efforts to obtain fair treatment of the Fund. In addition, Pictet employees are required to adhere to the Pictet's code of practice concerning personal dealings.

For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 50-60% of the total compensation package - the remaining percentage is structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, Pictet uses Balanced Scorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of Pictet's business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment performance, clients, financials, process and innovation and people skills.


Forward Global Emerging Markets Fund. Pictet constructs the portfolio using a team approach. John-Paul Smith, Nidhi Mahurkar, Tom Rodwell, Oliver Bell and David Chatterjee are responsible for the day-to-day management of the Forward Global Emerging Markets Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Smith, Mahurkar, Rodwell, Bell and Chatterjee managed as of December 31, 2004:


                                                                Number of Accounts     Assets Managed for
                                                                Managed for which      which Investment
                                   Number of                   Investment Advisory        Advisory Fee
                                    Accounts    Total Assets    Fee is Performance-     is Performance-
       Type of Account              Managed       Managed            Based                   Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Companies       3        $ 176,092,100           0                      $0
Other pooled investment vehicles      1        $ 115,456,100           0                      $0
Other accounts                        4        $ 295,916,000           0                      $0

See above, "Forward International Small Companies Fund," for a description of Pictet's potential conflicts of interest and of the compensation structure of portfolio managers appears above.


Forward Uniplan Real Estate Investment Fund. Richard Imperiale, President, is responsible for the day-to-day management of the Forward Uniplan Real Estate Investment Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Imperiale managed as of December 31, 2004:



                                                                Number of Accounts     Assets Managed for
                                                                Managed for which      which Investment
                                   Number of                   Investment Advisory        Advisory Fee
                                    Accounts    Total Assets    Fee is Performance-     is Performance-
       Type of Account              Managed       Managed            Based                   Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Companies         1      $  48,300,000           0                      $0
Other pooled investment vehicles        0      $           0           0                      $0
Other accounts                        288      $ 182,000,000           0                      $0


Uniplan does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Fund.



The portfolio manager is compensated by a base salary and an annual bonus. The bonus payment is determined by a number of factors, including, but not limited to, performance of the fund and managed accounts relative to the benchmark for the year and total product assets under management. Additional factors that are considered include the portfolio manager's contributions to the investment management functions within the company, contributions to the recruitment and development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives in total.

Forward Legato Fund

Netols Asset Management Inc. Jeffery W. Netols, President and Portfolio Manager of NAM, is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by NAM. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Netols managed as of December 31, 2004:

                                                                Number of Accounts     Assets Managed for
                                   Number of                    Managed for which      which Advisory Fee
                                    Accounts    Total Assets     Advisory Fee is         is Performance-
       Type of Account              Managed       Managed       Performance-Based             Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Companies        2       $  57,000,000           0                      $ -0-
Other pooled investment vehicles       2       $ 101,000,000           0                      $ -0-
Other accounts                        24       $  27,000,000           0                      $ -0-


NAM does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Fund. Because NAM portfolio managers generally manage multiple accounts with similar investment objectives and strategies, NAM has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. Where NAM seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, NAM attempts to allocate securities and advisory recommendations among the Fund and other clients on a pro rata basis. It is expected that this policy will be applied consistently. However, NAM may deviate from this policy if the standard method of aggregating or allocating trades as described in NAM's policy would result in unfair or inequitable treatment to some or all of its clients. Trades in NAM accounts that direct the firm to use a specific broker-dealer to execute trades will generally be placed after trades in free accounts have been completed. However, if NAM deems time to be of the essence in executing a purchase or a sale in a directed-brokerage account and NAM determines such trade will not negatively impact its free trades, NAM may execute a directed brokerage trade at the same time it executes trades in free accounts. Client-directed brokerage accounts will be traded in a systematic rotational order, as determined by the NAM trader placing the trade. Potential bases for deviating from the standard policy include:

     . A determination that time is of the essence in executing directed-brokerage trades, as described above;
     .    Cash limitations or excess cash;
     .    Client direction or requirement to raise cash in an account;
     .    Account-specific investment restrictions;
     .    Specific overriding client instructions;
     . Investment not suitable for (or consistent with) known client preferences; or
     .    Common sense and equitable adjustments.

Since Mr. Netols is 100% owner of NAM, his compensation is based on the profitability of the firm.

Conestoga Capital Advisors, LLC. William C. Martindale, Jr., Managing Partner & Chief Investment Officer of CCA and Robert M. Mitchell, Managing Partner & Portfolio Manager of CCA, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by CCA. The below tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Martindale and Mr. Mitchell managed as of December 31, 2004:


William C. Martindale

                                                                Number of Accounts     Assets Managed for
                                   Number of                    Managed for which      which Advisory Fee
                                    Accounts    Total Assets     Advisory Fee is         is Performance-
       Type of Account              Managed       Managed       Performance-Based             Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Company          1       $   5,115,284           0                      $  0
Other Pooled Investment Vehicles       0       $           0           0                      $  0
Other Accounts                        18       $   8,807,128           0                      $  0



Robert M. Mitchell

                                                                Number of Accounts     Assets Managed for
                                   Number of                    Managed for which      which Advisory Fee
                                    Accounts    Total Assets     Advisory Fee is         is Performance-
       Type of Account              Managed       Managed       Performance-Based             Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Company          1       $   5,115,284           0                      $  0
Other Pooled Investment Vehicles       0       $           0           0                      $  0
Other Accounts                        71       $ 84,062,8140           0                      $  0



The Fund, as well as other Registered Investment Companies and small capitalization separate accounts managed by CCA, is managed using CCA's small cap model. CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally.

CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally, and does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Fund. Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, CCA is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among CCA's various client accounts. Where CCA seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

The compensation of both Mr. Martindale and Mr. Mitchell is based upon the asset growth and the associated level of Conestoga Capital Advisors profitability. The compensation is not tied directly to performance of the accounts managed. As significant owners of the firm, Mr. Martindale and Mr. Mitchell's compensation will be determined by the overall firm's success.

Riverbridge Partners, LLC. Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, and Philip W. Dobrzynski, CFA, Principal and Research Analyst, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Riverbridge. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mssrs. Thompson, Moulton, Feick, and Dobrzynski managed as of December 31, 2004:

                                                                Number of Accounts     Assets Managed for
                                   Number of                    Managed for which      which Advisory Fee
                                    Accounts    Total Assets     Advisory Fee is         is Performance-
       Type of Account              Managed       Managed       Performance-Based             Based
--------------------------------   ---------   -------------   --------------------   --------------------
Registered Investment Companies         0      $         -0-           0                      $ -0-
Other pooled investment vehicles        0      $         -0-           0                      $ -0-
Other accounts                        239      $ 547,000,000           0                      $ -0-


Riverbridge does not anticipate that any material conflicts of interest will arise between the Fund and its other accounts. The Fund will not receive preferential treatment relative to Riverbridge's other accounts, nor will the Fund be disadvantaged in any way. Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge's various client accounts. Where Riverbridge seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

In addition, Riverbridge has adopted a Code of Ethics which governs the personal securities trading of the portfolio managers and other personnel of Riverbridge.

Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the Investment Team and their individual contributions to the team. The Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include but are not limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the Investment Team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. The third level of compensation is ownership in the firm. Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

The below table sets forth the ownership by each portfolio manager who is responsible for the day-to-day management of each Fund's portfolio of the respective Funds, and the aggregate ownership by each such portfolio manager of the Forward Funds.

                       Information as of December 31, 2004


                                                                                               Aggregate Dollar Range of
                                                                                               Equity Securities in All
                                                                             Dollar Range        Registered Investment
                                                                               of Equity         Companies Overseen by
                                                                            Securities in     Portfolio Manager in Family
 Name of Portfolio Manager                   Name of Fund                      the Fund*        of Investment Companies
--------------------------                   ------------                      --------         -----------------------
Thomas R. Tibbles             Forward Hansberger International Growth              A                       A
                              Fund
Barry A. Lockhart             Forward Hansberger International Growth              A                       A
                              Fund
Trevor Graham                 Forward Hansberger International Growth              A                       A
                              Fund
Patrick Tan                   Forward Hansberger International Growth              A                       A
                              Fund
Eva Grant                     Forward Hansberger International Growth              A                       A
                              Fund
Irene Hoover                  Forward Hoover Small Cap Equity Fund                 D                       E

                              Forward Hoover Mini-Cap Fund                         D                       E
Nils Francke                  Forward International Small Companies Fund           A                       A
Michael McLaughlin            Forward International Small Companies Fund           A                       A
Philippe Sarreau              Forward International Small Companies Fund           A                       A
Justin Hill                   Forward International Small Companies Fund           A                       A
Richard Williamson            Forward International Small Companies Fund           A                       A
John-Paul Smith               Forward Global Emerging Markets Fund                 A                       A
Nidhi Mahurkar                Forward Global Emerging Markets Fund                 A                       A

Tom Rodwell                   Forward Global Emerging Markets Fund                 A                       A

Oliver Bell                   Forward Global Emerging Markets Fund                 A                       A
David Chatterjee              Forward Global Emerging Markets Fund                 A                       A
Richard Imperiale             Forward Uniplan Real Estate Investment               F                       F
                              Fund
Jeffery W. Netols             Forward Legato Fund                                  A                       A
William C. Martindale         Forward Legato Fund                                  A                       A
Robert M. Mitchell            Forward Legato Fund                                  A                       A
Mark A. Thompson              Forward Legato Fund                                  A                       A
Rick D. Moulton               Forward Legato Fund                                  A                       A
Dana L. Feick                 Forward Legato Fund                                  A                       A
Philip W. Dobrzynski          Forward Legato Fund                                  A                       A


*       Key to Dollar Ranges
A.      None

B.      $1 - $10,000
C.      $10,001 - $50,000
D.      $50,001 - $100,000
E.      $100,000 - $500,000
F.      $500,000 - $1,000,000
G.      Over $1,000,000

Allocation of Investment Opportunities

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor's various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Distributor. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated January 2, 2001, (the "Distribution Agreement"), between the Company and PFPC Distributors, Inc. (the "Distributor"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Distributors, Inc. acquired Provident Distributors, Inc., the Funds' previous distributor, on January 2, 2001. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Company pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for one year and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

Codes of Ethics. The Company, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor's and Sub-Advisors' Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisors to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code and in such a manner to avoid any actual or potential conflicts of interest or abuse; and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor's and each Sub-Advisor's Code of Ethics each prohibit personal trading by access persons unless they have received written authorization from the respective Investment Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Covered persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction report with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor's Code of Ethics is designed to clearly state, and inform employees about, prohibited activities in which employees may not engage. The Distributor's Code of Ethics prohibits purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.


The Codes of Ethics are on public file with and are available from the SEC.


Proxy Voting Policies and Procedures

It is the Funds' policy that proxies received by the Funds are voted in the best interest of the Funds' shareholders. The Board of Directors of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' securities to the Investment Advisor. The Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor retained to provide day-to-day portfolio management for those portfolios. The Board of Directors will periodically review and approve the Investment Advisor's and Sub-Advisors' proxy voting policies and procedures and any amendments.

Sub-Advisor Proxy Voting Guidelines

Hansberger Global Investors, Inc. ("HGI")

HGI generally votes proxies for securities they have selected that are held in client accounts, unless the client has directed HGI to send proxies to the client or another person. HGI has adopted written policies and procedures reasonably designed to ensure that they vote client securities in the best interest of clients.

HGI generally votes proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of HGI"s clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in HGI's view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of their clients. Unless a client has given HGI other instructions, they generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues, although HGI sometimes abstains from voting on these issues. When making proxy voting decisions, HGI generally adheres to its Proxy Voting Guidelines, which have been developed with reference to the positions of ISS. The Guidelines set forth HGI's positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporate many of ISS's standard operating policies. HGI uses ISS to assist us in voting proxies. ISS informs HGI of shareholder meeting dates, forwards proxy materials to us, translates proxy materials printed in a foreign language, and provides HGI with research on proxy proposals and voting recommendations. Although HGI may consider ISS's and others recommendations on proxy issues, HGI is ultimately responsible for proxy voting decisions. If a client has an ERISA plan proxy -voting policy and an ERISA plan instructs us to follow it, HGI will comply with that policy except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. If client policies conflict, HGI may vote proxies to reflect each policy in proportion to the respective ERISA plan client's interest in any pooled account (unless voting in this manner would be imprudent or otherwise inconsistent with applicable law).

HGI generally does not vote proxies for securities they have not selected but that are held in a client account, or where they do not have discretionary authority over securities held in a client account. HGI generally does not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, HGI customarily and typically does not, and is often unable to vote securities loaned to another party. HGI will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving the securities outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible or possible. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries' laws prevent them from selling shares for a period of time before or after a shareholder meeting. HGI may decide not to vote shares of foreign stocks subject to these restrictions when they believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

From time to time, proxy voting proposals may raise material conflicts between the interests of HGI's clients and the interests of HGI and its employees. For example, HGI may have a material conflict of interest when a company that is soliciting a proxy is an advisory client of HGI or when a proponent of a proxy proposal has a business relationship with HGI. HGI's Proxy Voting Committee is responsible for monitoring and resolving any proxy voting proposals that present a possible material conflict of interest. If the Proxy Voting Committee determines that HGI may have a material conflict of interest, the Committee generally either will vote the securities according to HGI's Guidelines or in accordance with ISS's recommendations.

You may obtain information from HGI about how they voted proxies for securities in your account, and a copy of their proxy voting policies and procedures, by calling HGI's Account Administration department at 954-522-5150.

Hoover Investment Management Co., LLC

The Hoover Investment Management Co., LLC ("Hoover") Proxy Voting Policy is designed to assure that proxies are voted in the best interests of its clients (including the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund). Hoover considers the voting of proxies an integral part of the investment decision-making process, which has the potential to affect the economic value of a security both in the short run and in the long run. Hoover has engaged the services of a third party, Investor Responsibility Research Center ("IRRC") for assistance in collecting and voting proxies according to Hoover's instructions and maintaining records of votes cast on behalf of clients. Hoover retains final authority and fiduciary responsibility for all proxy voting and shall monitor IRRC's compliance with its proxy voting instructions.

Hoover's Operations Manager (also, the Proxy Officer), portfolio manager and relevant analyst will be responsible for reviewing and voting shareholder proxies. While many proxy proposals can be voted in accordance with Hoover's established guidelines, some proposals may require special consideration, which may dictate that an exception is made to its broad guidelines or determine that a guideline may not be applicable to the issue at hand. The Proxy Officer is responsible for monitoring IRRC's compliance with its proxy voting instructions and ensuring that proxies are voted consistently across all portfolios.

The following examples illustrate Hoover's proxy voting principles, with examples of voting decisions for the types of proposals that are most frequently presented. The summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether Hoover supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. Hoover will generally use these Guidelines to determine how to vote.

Routine Business. Hoover will generally vote with management on most routine business matters. With regard to certain specific issues such as election of directors, appointment of accountants and proposals to authorize additional common or preferred stock unless management's clear intent is to thwart a takeover, Hoover generally votes with management.

Corporate Governance. Hoover generally votes against management on certain corporate governance issues that it believes may present a conflict between the interests of management and the interests of shareholders. With regard to certain specific issues, Hoover generally votes for proposals for confidential voting and proposals which enable a company to opt out of state anti-takeover statutes. Hoover generally votes against proposals to establish classified boards of directors, including those proposals which provide for staggered terms, the removal of directors only for "cause", the authorization of incumbent directors to fill vacancies on the board and to determine its size. Generally, Hoover votes for fair price amendments when the stated objective is to ensure fair treatment for all shareholders in a merger or other business combination. If Hoover believes that a fair price amendment is a disguised attempt to thwart potential takeover bids, it will vote against such an amendment.

Social and Political Issues. Generally, Hoover votes against such proposals, unless it can be clearly shown that there would be a positive economic benefit from them.


Conflicts of Interest. Hoover is sensitive to conflicts of interest that may arise in the proxy decision-making process and will seek to resolve all conflicts in its clients' collective best interest. Voting in accordance with the Guidelines described above (as they may be revised from time to time) will generally prevent any conflicts that may appear to exist from affecting its voting. However, if (i) a proposal is not covered by the Guidelines or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether Hoover or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of its clients. If there are any potential conflicts, the Proxy Officer will consult with other Hoover senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of its clients.


Pictet International Management Limited

Pictet has adopted proxy voting policies and procedures whereby it seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Pictet may engage a third party as an independent fiduciary, as necessary, to vote all proxies, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by Pictet are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Pictet's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Pictet and a client are referred to Pictet's proxy voting committee for resolution.

With regard to voting proxies of foreign companies, Pictet weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Pictet seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Pictet recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Pictet generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Pictet believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Pictet generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, Pictet generally votes in accordance with management on issues that Pictet believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, Pictet generally takes the following positions pursuant to the Voting Guidelines. Pictet generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. Pictet generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of directors recommended by management; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting directors' liability; (6) employee stock purchase plans; and (7) establishing pension plans. Pictet will consider the following issues on a case-by-case basis: stock compensation to directors; elimination of directors' mandatory retirement policy; option and stock grants to management and directors; and permitting indemnification of directors and/or officers.

Forward Uniplan Investment Advisors, Inc.

As required under the Investment Advisers Act of 1940, Forward Uniplan Investment Advisors, Inc. ("Uniplan") has adopted Proxy Voting Policies and Procedures for voting proxies received with respect to accounts managed by Uniplan.


The Investment Advisers Act of 1940 requires an investment advisor that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures and how they may obtain information regarding how the advisor has voted their proxies.


In instances where there is a potential conflicts of interest between Uniplan and its clients with respect to matters relating to proxies, Uniplan will use one of the following methods to vote proxies, the determination of such method to be made based on the clients' best interest:

        1. provide the client with pertinent information about the matter to be voted on and any potential Uniplan conflict and obtain the client's consent before voting;

        2. vote securities based on a pre-determined voting policy established by Uniplan;

        3. vote client securities based upon the recommendations of an independent third party; or

        4. request the client to engage another party to determine how the proxies should be voted.

Uniplan will vote proxies related to securities held by any client in client in accordance with specific pre-determined procedures designed to ensure that the best interests of the client are met. Generally, Uniplan will consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. For instance, proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, Uniplan and its employees will vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Uniplan will, on an annual basis, provide clients with a concise summary of its proxy voting process, and upon request, provide clients with a copy of its Proxy Voting Policies and Procedures and how they can obtain information regarding how their securities were voted.

Netols Asset Management Inc.

NAM's proxy voting policy is designed to provide reasonable assurance that proxies are voted in the Fund's best economic interest. NAM votes proxies for the Fund pursuant to the authority granted in the sub-advisory agreement between NAM and Forward Management, or as granted by written direction from Forward Management. The President of NAM is responsible for voting Fund proxies.

Record Retention Requirements. NAM maintains the following proxy voting records for a minimum of five years:
        A.      These proxy voting polices and procedures;
        B. Proxy statements received regarding portfolio securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
        C.      Records of proxy votes cast on behalf of the Fund;
        D. Records of Fund requests for proxy voting information, including a record of the information provided by NAM; and
        E. Documents prepared by NAM that were material to making the decision of how to vote.

Conflicts of Interest. If NAM encounters a material conflict in voting Fund proxies, NAM will seek to resolve the conflict before voting the proxy. Material conflicts of interest are defined as those conflicts that, in the opinion of the President of NAM, a reasonable investor would view as important in making a decision regarding how to vote a proxy.


NAM maintains a list, which its Chief Compliance Officer regularly updates, of those business relationships between NAM and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. In addition, all employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.


Unless the Investment Advisor requests otherwise, NAM will take one of the following actions to ensure the proxy voting decision is based on the Fund's best interests and is not a result of the conflict.

        1.      Engage an independent party to determine how to vote the proxy;
        2.      Prepare a report that (i) describes the conflict of interest;
                (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The completed report will be forwarded to the CCO, who will ensure the affected proxy is voted in accordance with such report;
        3.      Refer the proxy to the Fund's Investment Advisor; or
        4. Disclose the conflict to the affected Fund and seek their consent to vote the proxy prior to casting the vote.

Disclosures to Clients. A Fund may request NAM to deliver this Proxy Voting Policy as well as a record of how NAM has voted that Fund's proxies. NAM will use the firm's Part II of Form ADV disclosure to:

        1.      Notify the Fund of how they may obtain a copy of this policy;
        2. Notify the Fund of how they may obtain a record of how their securities were voted; and
        3.      Summarize the firm's proxy voting policies.

Voting Guidelines. NAM strives to vote all proxies in the best economic interests of the Fund and in such a manner that will increase shareholder value. In evaluating a particular proxy proposal, NAM takes into consideration, among other items:

        1. NAM's determination of whether the proxy proposal will create dilution for shareholders;
        2. NAM's determination of how the proxy proposal will impact the Fund;
        3. The period of time over which shares of the company are expected to be held in the Fund's portfolio;
        4.      The size of the position;
        5.      The costs involved in the proxy proposal; and
        6.      Management's assertions regarding the proxy proposal.

Proxy Proposals Regarding Business Operations Matters. NAM generally supports management's recommendations on proxy issues related to business operations matters (i.e., not related to compensation or control matters), since management's ability is a key factor NAM considers in selecting equity securities for the Fund's portfolio. NAM believes a company's management should generally have the latitude to make decisions related to the company's business operations. However, when NAM believes the company's management is acting in an inconsistent manner with the Fund's best interests NAM will vote against management's recommendations.

Proxy Proposals Creating Shareholder Dilution. NAM will generally vote against recommendations it determines will create dilution for shareholders.

Proxy Proposals Regarding Compensation Matters. NAM will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in NAM's opinion, such plans are structured to not create serious dilution to shareholders. NAM will analyze all other compensation plans on a case-by-case basis.

Proxy Proposals Regarding Control Matters. NAM will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis. NAM generally opposes measures preventing shareholders form accepting an offer of a sale of a company.

Conestoga Capital Investment Advisors, LLC

It is the policy of CCA to vote Fund proxies in the interest of maximizing shareholder value. To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of shares of the Fund to increase the most or decline the least.

Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote. Any general or specific proxy voting guidelines provided by the Investment Advisor in writing will supersede this policy.

Procedures for Identification and Voting of Proxies. CCA's proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. CCA maintains a list of all clients for which it votes proxies either in hard copy or electronically, which is updated by the Proxy Administrator. The Proxy Administrator attempts to assess any material conflicts between CCA's interests and those of the Fund with respect to proxy voting as described below under "Conflicts of Interest."

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. Where applicable, the Proxy Administrator votes proxies in accordance with the Fund's written instructions.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA's fiduciary obligations. CCA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest. CCA may abstain from voting if it deems such abstinence in the Fund's best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file. The Proxy Administrator is responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients' best interest for CCA not to vote a particular proxy. The Proxy Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

If the Proxy Administrator detects a conflict of interest, the Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the "Committee"). The Proxy Administrator will identify for the Committee the issuer and proposal to be considered, the conflict of interest that has been detected, and the vote he believes is in the interest of shareholder value and the reasons why. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary will record each member's vote and the rationale for his decision.

If all members of the Committee have voted in the same direction on the proposal, all of CCA's proxies for that proposal will be voted in such direction. If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service's or consultant's determination will be binding on CCA.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest. Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the potential for future conflicts of interest. Upon the detection of a material conflict of interest, the procedure described above under "Procedures for Identification and Voting of Proxies" will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA's ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

The Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA's proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any).

Recordkeeping. CCA will maintain documentation of proxy statements received regarding Fund securities, Forward Management's requests to review proxy votes, and proxy voting records for a period of not less than five years, the first two years at its principal place of business.

Disclosure. CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and
(ii) regulatory requirements.

Proxy Solicitation. As a matter of practice, it is CCA's policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Riverbridge Partners, LLC

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the Fund. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. Riverbridge will generally cast votes in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

Riverbridge seeks to fulfill its responsibilities to the Fund in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and to properly execute and deliver proxy ballots in connection therewith. Unless otherwise specifically provided in the agreement between Forward Management and Riverbridge, Riverbridge will be responsible for evaluating and voting on all proposals.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge can generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. In such situations and those of similar import to shareholders, the investment team of Riverbridge will be responsible for making the decision on how securities will be voted.

Fund securities that are not held in our model portfolios will be voted on a best effort basis, based on the knowledge and experience of the investment team.

Conflicts of Interest. In the rare case that Riverbridge may face a conflict of interest, Riverbridge will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and the proxy votes as they relate to the security.

If the investment team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Recordkeeping. Copies of a representative proxy showing how the issues were voted will be kept on file at Riverbridge for not less than five years, the first two years at its principal place of business.

Funds' Proxy Voting Record

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling 1-800-999-6809, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Administrative Services and Transfer Agent. PFPC Inc. (hereinafter "PFPC, " "Administrator" and "Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay PFPC a monthly fee based on the average net assets of each Fund. PFPC receives an annual fee of 0.12% up to and including the first $200 million in assets, 0.10% for the next $200 million in assets, 0.08% for the next $600 million in assets and 0.07% for all assets over $1 billion. The Administration Agreement between the Funds and PFPC has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of two years and automatically renews for successive one-year terms. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820.

For the fiscal year ended December 31, 2004, The Funds, other than the Forward Global Emerging Markets Fund, paid PFPC $372,013 for its Administrative services. For the Fiscal years ended December 31, 2003 and December 31, 2002, the Funds, other than the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, paid PFPC $220,951 and $276,220, respectively, for its Administrative services.

On December 23, 2003, the Pictet International Small Companies Fund, the Pictet Fund, reorganized as the Forward International Small Companies Fund. PFPC served as the Administrator to the Predecessor Fund pursuant to an administration agreement between the parties. For the fiscal years ended December 31, 2003 and December 31, 2002, the Pictet Fund paid PFPC $87,257 and $94,585, respectively, for its Administrative services.

On September 15, 2004, the Pictet Global Emerging Markets Fund reorganized as the Forward Global Emerging Markets Fund. PFPC served as the Administrator to the Pictet Global Emerging Markets Fund pursuant to an administration agreement between the parties.
For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Pictet Global Emerging Markets Fund paid PFPC $62,672, $195,999 and $62,672, respectively, for its Administrative services.


Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Funds. The Fund may also compensate the Investment Advisor for the time of officers or employees of the Investment Advisor who serve as Chief Compliance Officer or in other compliance capacities for the Fund.

Shareholder Distribution and Service Plans

Distribution Plan. The Funds have adopted the Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Investor Class shares ("Distribution Plan"). The purpose of the Distribution Plan is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by it in promoting the sale of shares of the Fund or maintaining or improving services provided to Investor Class shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plan should help provide a continuous cash flow, affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

The Funds pay the fees under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.25% of each Fund's average net assets attributable to Investor Class shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Investor Class shares of the Funds, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor's expenses attributable to the Investor Class of shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Company to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, .Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Funds' Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses. Because these fees are paid out of the Fund's assets attributable to the Investor Class shares on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class shares and may cost you more than paying other types of sales charges.

Administration of the Distribution Plan is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made. Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (these Directors are known as "Disinterested Directors"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by separate votes of the Directors and the Disinterested Directors. The Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to the Distribution Plan terminates automatically in the event of its assignment, and the Distribution Plan and any agreement pursuant to the Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of a Fund, or (ii) the Disinterested Directors.

With respect to shareholder accounts not represented by a financial intermediary, the Distributor pays service fees and asset-based sales charges, to the extent applicable, generated by those accounts under the Plan to either the Investment Advisor or certain officers of the Investment Advisor who are also registered representatives of the Distributor. In certain instances, these fees are paid to officers of the Investment Advisor where there is a customer relationship and account maintenance and other customer services are provided. The remaining fees are paid to the Investment Advisor to recoup marketing expenses incurred by the Investment Advisor on behalf of the Funds. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Plan described above and the terms of service agreements between dealers and the Distributor.

The Funds participate from time to time in joint distribution activities. Fees paid under the Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds. Payments may be made under the Distribution Plan without regard to actual distribution expenses incurred by any recipient.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Distribution Plan and that the Distribution Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

For the fiscal year ended December 31, 2004, the following amounts were paid under the Distribution Plan:


                                                    Forward                   Forward       Forward
                         Forward        Forward      Global     Forward    International    Uniplan
                        Hansberger       Hoover     Emerging     Hoover        Small      Real Estate
                       International   Small Cap     Markets    Mini-Cap     Companies     Investment      Forward
                        Growth Fund   Equity Fund    Fund/1/      Fund         Fund/2/        Fund      Legato Fund/3/     Total
                       -------------  -----------   --------   ---------   -------------  -----------   --------------  -----------
Advertising              $   606.28   $  2,965.32   $   0.46   $   81.90     $ 1,036.28    $ 1,237.63        --         $  5,321.59
Printing and
Mailing of
Prospectus (other
than to current
shareholders)            $ 1,152.04   $  5,826.07   $     --   $  186.47     $   352.10    $ 2,001.15        --         $  8,365.79
Compensation to
Broker-Dealers           $22,374.77   $371,385.81   $(467.24)  $5,834.63     $24,907.39    $71,734.39        --         $473,394.98
Underwriter Fees         $   928.53   $  9,846.77   $   6.48   $  207.46     $   424.53    $ 1,539.00        --         $ 12,024.24
                         ----------   -----------   --------   ---------     ----------    ----------                   -----------
Total                    $25,061.62   $390,023.97   $(460.30)  $6,310.46     $26,720.30    $76,512.17        --         $499,106.60


/1/ On September 15, 2004, the Pictet Global Emerging Markets Fund reorganized as the Forward Global Emerging Markets Fund.
/2/ On December 23, 2003, the Pictet International Small Companies Fund reorganized as the Forward International Small Companies Fund.


/3/     The Forward Legato Fund commenced operations on April 1, 2005.


Shareholder Services Plan. Each Fund has a Shareholder Services Plan, which is separate from the Distribution Plan described above, currently in effect with respect to the Investor Class Shares of all Funds and the Institutional Class shares of the Forward Legato Fund (the "Shareholder Services Plan"). The Company intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Investor Class shareholders of all Funds and Institutional Class shareholders of the Forward Legato Fund in amounts not to exceed 0.10% of the average daily net asset value of such shares.

Under the Shareholder Services Plan, ongoing payments may be made on to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Company to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, .Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts.

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Services Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan, cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding shares on 60 days' written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the plan or materially increase the expenses paid by the Funds requires approval by the Board of Directors of the Funds, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Directors at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.


The Company, with respect to the Institutional Class shares of the Funds (besides the Forward Legato Fund) and without shareholder approval, may adopt a Shareholder Services plan with respect to those shares under the terms and conditions sets forth above, pursuant to which service fee payments could be made out of the assets attributable to those shares. The prospectus and SAI of the Company would be supplemented prior to the implementation of any such payments, thereby providing notice to affected shareholders. Currently only the Institutional Class shares of the Forward Legato Fund incurs expenses under the Shareholder Services Plan in an amount up to 0.10% of the average daily net asset value of such shares, as set forth above.


                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Company's Directors without a vote of the holders of a majority of outstanding shares of a Fund. There can be no assurance that the investment objective of the Funds will be achieved.


The investment policy of each of the Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund and the Forward Legato Fund relating to the type of investments in which 80% of the Fund's net assets must be invested in the particular type of investment suggested by its name, may be changed by the Board of Directors without shareholder approval. However, to the extent required by the SEC regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC.


Investment Policies

The Forward Hansberger International Growth Fund. The Forward Hansberger International Growth Fund will seek its investment objective by investing at least 65% of its assets in equity securities of companies located outside the United States. The Forward Hansberger International Growth Fund expects to invest predominantly in common stocks, but may also invest in all types of equity securities including preferred stocks and convertible securities. There are no limits on the types of equity securities that may be purchased so long as they are publicly traded. The securities of companies organized or located outside of the United States may be traded on U.S. securities markets.

The Forward Hansberger International Growth Fund may invest up to 25% of its assets in emerging markets. The Sub-Advisor has broad discretion to identify and invest in countries it considers that qualify as emerging market securities. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.

The Forward Hoover Small Cap Equity Fund. The Forward Hoover Small Cap Equity Fund will invest at least 80% of its assets in the equity securities of small capitalization companies. The Fund currently intends that the market capitalization of these companies at the time of initial purchase shall be no larger than $2 billion. The Forward Hoover Small Cap Equity Fund expects to invest predominantly in common stocks, but may also invest in all types of equity and debt securities including preferred stocks, convertible securities, warrants and foreign securities. There are no limits on the types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may continue to hold an investment even if its market capitalization exceeds the range of the Fund's other investments.

Forward Global Emerging Markets Fund. The Forward Global Emerging Markets Fund invests primarily in the equity securities of emerging market countries. The fund normally invests in at least fifteen, but never fewer than eight, emerging market countries. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription right and depository receipts for foreign stocks.

The Forward Hoover Mini-Cap Fund. The Forward Hoover Mini-Cap Fund will invest at least 80% of its assets in the equity securities of companies with market capitalization no larger than $1 billion at the time of initial purchase. The Forward Hoover Mini-Cap Fund expects to invest predominantly in common stocks, but may also invest in all types of equity and debt securities including preferred stocks, convertible securities, warrants and foreign securities. There are no limits on the types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may continue to hold an investment even if its market capitalization exceeds the range of the Fund's other investments.

Each of the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund may invest up to 5% of its assets in securities of emerging markets. The Sub-Advisor has broad discretion to identify and invest in countries it considers that qualify as emerging market securities. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.

Debt securities held by the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund may include securities rated in any rating category by a Nationally Recognized Securities Rating Organization ("NRSRO") or that are unrated. As a result, the Funds may invest in high risk, lower quality debt securities, commonly referred to as "junk bonds." Investment grade debt securities are securities rated at least Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the Sub-Advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher-grade debt securities to be weakened if there is a change in economic conditions or other circumstances. High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. The Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund will invest in debt securities rated at least Ba or B by Moody's or BB or B by Standard & Poor's or, if unrated, determined by the Sub-Advisor to be of the same quality. Each Fund will limit its investments in junk bonds (i.e. those rated lower than the four highest rating categories or if unrated determined to be of comparable quality) to not more than 10% of each Fund's assets.

Securities purchased by the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Funds will not invest 25% or more of their assets in securities issued by companies in any one industry.

Forward International Small Companies Fund. The Forward International Small Companies invests at least 80% of its net assets in equity securities of companies with small market capitalizations located outside the United States. The Fund may invest up to 20% of its assets in medium and large capitalization companies. The Fund normally invests in at least three countries other than the U.S. The Fund may invest in securities of emerging market countries.

The Forward Uniplan Real Estate Investment Fund. The Forward Uniplan Real Estate Investment Fund invests in real estate securities. For the purpose of the Forward Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than real estate investment trusts ("REITs"), most real estate companies do not pay dividends at a meaningful level. The Fund's Sub-Advisor expects that the Fund's investment in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole.

Prior to selecting specific investments for the Fund, the Fund's Sub-Advisor generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the Fund's Sub-Advisor compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and
(4) local trends in rental and property capitalization rates. The Fund's Sub-Advisor uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's Sub-Advisor then proceeds to select investments that attempt to take advantage of those factors.

Forward Legato Fund. The Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $3.0 billion at the time of initial purchase. The Forward

Legato Fund may also invest up to 20% of its assets in foreign investments. The Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.

The Fund uses a "multi-manager" strategy. Forward Management allocates portions of the Fund's assets to several investment managers, called "sub-advisors," who then manage their respective portions of the assets under the general supervision of Forward Management. In choosing the sub-advisors and their allocations, Forward Management considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the sub-advisors' performance in various market conditions. By combining the strengths of different sub-advisors, the Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective. There is no guarantee that the Fund will obtain its objective.

In addition to selecting the sub-advisors and allocating the Fund's assets among them, Forward Management is responsible for monitoring and coordinating the overall management of the Fund. Forward Management reviews the Fund's portfolio holdings, evaluates the on-going performance of the sub-advisors and monitors concentration in a particular security or industry.

In managing the Fund, the Sub-Advisors apply an active equity management style. In selecting stocks, the Sub-Advisors generally use their independent investment processes, with sector, capitalization and style limits depending on each Sub-advisor's discipline. In determining whether to sell a stock, each Sub-Advisor generally uses the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

The Fund uses the following principal investment styles intended to complement one another:

Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

Core Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market.

The asset allocation decision among the Sub-Advisors is based on a variety of factors. These factors include a Sub-advisor's investment style and performance record, as well as the characteristics of the Sub-advisor's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market Fund. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, each Fund may not:

(1) invest 25% or more of the total value of its assets in a particular industry, except that the Forward Uniplan Real Estate Investment Fund will invest over 25% of its assets in the real estate industry;

(2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

(3) purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus;

(4) make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter;

(6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Unless otherwise indicated, the discussion below pertains to each of the Funds.

Multi-Manager Risk

As the Forward Legato Fund utilizes multiple Sub-Advisors who make their trading decisions independently, it is possible that one or more of the Sub-Advisors may, at any time, take positions that may be opposite of positions taken by other Sub-Advisors. It is also possible that the Sub-Advisors may be competing with each other for similar positions at the same time. In such cases, the Fund will incur brokerage and other expenses, without accomplishing any net investment results.

Equity Securities

The Funds, other than the Forward Uniplan Real Estate Investment Fund, invest primarily in equity securities. Equity securities consist of exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The prices of a Fund's equity investments will change in response to stock market movements.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Funds may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

The Funds also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Funds may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

Securities Issued by Other Investment Companies

Each Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund's Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Funds may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's Sub-Advisor. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

The Funds may perform "dividend rolls." A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction."

Derivative Instruments

The Funds may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Swap Agreements. The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisors in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

The Funds may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Funds will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor's or Sub-Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Funds may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Pursuant to claims filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Investment Advisor, the Funds and the Investment Advisor are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

The Funds may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. Each of the Funds may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Directors).

A Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale "against the box"), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund's Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Directors.

A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. The Funds may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Debt Securities

The Funds may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rate, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

Privatizations

Certain of the Funds may invest in privatizations. The Funds believe that foreign government programs of selling interests in government-owned or controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

The Funds may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Funds' investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets


The Forward Hansberger International Growth Fund, the Forward International Small Companies Fund, the Forward Global Emerging Markets Fund and the Forward Legato Fund may purchase securities in any foreign country, developed or developing. Potential investors in The Forward Hansberger International Growth Fund, the Forward International Small Companies Fund, the Forward Global Emerging Markets Fund and the Forward Legato Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on the Funds' non-dollar denominated securities.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Funds attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Funds may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Funds is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Funds if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Funds may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Funds will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Funds' portfolio securities are denominated may have a detrimental impact on the Funds.

Certificates of Deposit and Time Deposits

Each Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

ReFlow Fund LLC

The Funds may participate in ReFlow Fund LLC ("ReFlow"), a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.


ReFlow and its managing member, ReFlow Management, LLC, are under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Directors has adopted certain procedures to govern the Funds' participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds' usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.


Small Companies

With respect to the Forward International Small Companies Fund: While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The annual portfolio turnover rates for the Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund and Forward Legato Fund are expected to be less than 200% under normal market conditions. The Forward Hansberger International Growth Fund's and the Forward Global Emerging Markets Fund's portfolio turnover rate are expected to be less than 100% under normal market conditions. Portfolio turnover rates for the Forward Uniplan Real Estate Investment Fund should be less than 50%. As is often the case with the commencement of operations of a new fund, the Forward Hoover Mini-Cap Fund experienced an unusually high turnover rate in 2003 as a result of the impact of the purchases made for the initial portfolio.. A turnover rate in excess of 100% is likely to result in the Fund bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Investment Advisor determines which brokers are eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.


In placing portfolio transactions, each Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Investment Advisors, and provide other services in addition to execution services. The Sub-Advisors are prohibited from considering a broker's or dealer's promotion or sale of Fund shares, or shares of any other registered investment company when selecting brokers and dealers to effect a Fund's portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") and the Forward Funds' Policies and Procedures Prohibiting the use of Brokerage Commissions to Finance Distributions.


While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, a Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Sub-Advisor. In negotiating commissions with a broker, the Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Sub-Advisor in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds' portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub-Advisors. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Sub-Advisors' other clients in a manner deemed fair and reasonable by the Sub-Advisor. There is no specified formula for allocating such transactions. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For the fiscal year ended December 31, 2004, the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.


                                                  Fiscal Year      Fiscal Year      Fiscal Year
                                                     Ended            Ended            Ended
                                                   12/31/04         12/31/03         12/31/02
                                                  -----------      -----------      ------------
Forward Hansberger International Growth Fund      $   37,077        $ 19,654          $ 28,644
Forward Hoover Small Cap Equity Fund              $1,178,450        $917,356          $629,022
Forward Global Emerging Markets Fund/1/           $  154,190        $240,391          $217,700
Forward Hoover Mini-Cap Fund/2/                   $  374,751        $161,386                --
Forward International Small Companies Fund/3/     $  378,534        $330,355          $165,329
Forward Uniplan Real Estate Investment Fund       $   61,673        $ 45,445          $ 27,322
Forward Legato Fund/4/                                    --              --                --


/1/ Prior to September 15, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in the table prior to September 15, 2004 represents the financial history of the Pictet Global Emerging Markets Fund.
/2/     The Forward Hoover Mini-Cap Fund commenced operations on January 1,
        2003.
/3/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents financial history of the Pictet International Small Companies Fund.


/4/     The Forward Legato Fund commenced operations on April 1, 2005.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered based on the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Funds may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Funds to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Funds, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of shares and other funds managed by the Investment Advisor. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Telephone Redemption and Exchange Privileges. As discussed in the Funds' Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts (only the telephone exchange privilege is available for retirement accounts). The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge.

2. Telephone redemptions and/or exchange instructions should be made by dialing 1-800-999-6809.

3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous thirty (30) days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record or a predetermined bank account at any one time is $50,000. (e) The minimum amount which can be liquidated and sent to the address of record or a predetermined bank account is $5,000.

Matters Affecting Redemptions. Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Company intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Company reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

The Company has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Company generally may satisfy a redemption request from an affiliated person in-kind, provided that:
(1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per Share. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's shares.

Each Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 180 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

..       Name;
..       Date of birth (for individuals);
..       Residential or business street address (although post office boxes are still permitted for mailing); and
..       Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

                          DETERMINATION OF SHARE PRICE

The net asset value and offering price of each of the Funds' shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to affect that Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Debt securities (including convertible debt) that are credit impaired or that have more than 60 days remaining until maturity for which market quotations are readily available will have a Market Value of the average of the latest bid and ask price. Debt securities that are not credit impaired and that have 60 days or less remaining until maturity are valued at amortized cost.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith in accordance with policies and procedures established by, and under the general supervision of, the Board of Directors. These policies and procedures are intended to result in a calculation of the Fund's net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate Pricing Service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates will generally be obtained on a consistent basis at the London Exchange close (approximately 12:00 noon Eastern Time). The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Advisor and/or Sub-Advisors using procedures approved by the Board of Directors.

The net asset value per share of each of the Funds will fluctuate as the value of the Funds' investments change. Net asset value per share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding shares. The net asset value of different classes of shares of the same Fund will differ due to differing class expenses.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to a Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds' Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five Business Days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

All Shareholders will receive a confirmation of each new transaction in their accounts. Certificates representing shares of the company will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Company. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Funds under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("SEP IRA"), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive the investor's dividends and distributions upon all shares registered in the investor's name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS


The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.


Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The Funds' distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds' shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

Sale or Other Disposition of Shares. Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder's hands; a gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding. With respect to U.S. Citizens and resident aliens, the Funds generally will be required to withhold federal income tax at a rate of 28% (in
2005) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.


With respect to taxable years of Funds beginning after December 31, 2004, certain "interest-related dividends" and "short-term capital gain dividends" that a Fund designates as such are not subject to the 30% withholding tax on US-source income that is not effectively connected with a US trade or business that would otherwise apply to dividends paid to shareholders who are not treated as "US persons" for US federal income tax purposes. "Interest-related dividends" are dividends that the Fund derives from certain types of interest income. "Short-term capital gain dividends" are dividends derived from the Fund's net short-term capital gain. Various limitations apply to both "interest-related dividends" and "short-term capital gain dividends". Affected Shareholders should consult their tax advisors for additional information.


Estate and Gift Taxes. Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. Federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.


The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.


Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount. Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Funds may perform "dividend rolls." A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction." If so, the Fund's distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales. Under certain circumstances, a Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes in computing his taxable income and may either deduct his or her pro rata share of the foreign taxes or use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions.

Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Real Estate Investment Fund Investments. A Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Although the Investment Advisor does not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs, under applicable Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder held the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Advisor has not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS and does not intend to do so in the future.

Personal Holding Company. Based upon their current shareholders, it appears that certain of the Funds will be considered to be personal holding companies (a "PHC") under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters. Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2004, the Funds elected to defer capital losses and currency losses occurring between November 1, 2004 and December 31, 2004 as follows:


---------------------------------------------------------------------------------------------------------------
                                                           Capital Losses               Currency Losses
---------------------------------------------------------------------------------------------------------------
Forward Hansberger International Growth Fund                 $--                           $1,821
---------------------------------------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund                         $--                           $   --
---------------------------------------------------------------------------------------------------------------
Forward Global Emerging Markets Fund/1/                      $--                           $   --
---------------------------------------------------------------------------------------------------------------
Forward Hoover Mini-Cap Fund                                 $--                           $   --
---------------------------------------------------------------------------------------------------------------
Forward International Small Companies Fund                   $--                           $   --
---------------------------------------------------------------------------------------------------------------
Forward Uniplan Real Estate Investment Fund                  $--                           $   88
---------------------------------------------------------------------------------------------------------------
Forward Legato Fund/2/                                        --                               --
---------------------------------------------------------------------------------------------------------------


/1/ Prior to September 15, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in the table prior to September 15, 2004 represents the financial history of the Pictet Global Emerging Markets Fund.


/2/     The Forward Legato Fund commenced operations on April 1, 2005.


Such losses will be treated as arising on the first day of the year ending December 31, 2004.

At December 31, 2004 the following Funds had available for Federal income tax purposes unused capital losses as follows:


----------------------------------------------------------------------------------------------------------------------------------
                                    Expiring in   Expiring in  Expiring in   Expiring in   Expiring in   Expiring in   Expiring in
                                       2005           2006         2007          2008          2009          2010          2011
----------------------------------------------------------------------------------------------------------------------------------
Forward Hansberger  International        --            $--          $--       $  221,235    $2,884,919    $2,932,364    $  856,355
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Forward Global Emerging Markets      $1,030,873        $--          $--       $6,071,022    $2,015,691    $       --            --
Fund/1/
----------------------------------------------------------------------------------------------------------------------------------


/1/ Prior to September 15, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in the table prior to September 15, 2004 represents the financial history of the Pictet Global Emerging Markets Fund.




Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.


Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Funds may from time to time include "total return" in advertisements or reports to shareholders or prospective investors. From time to time, performance information for a Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in shares of a Fund will not be included in performance calculations; such fees (e.g. account transaction fees), if charged, will reduce the actual performance from that quoted.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1-, 5- and 10-years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)/n/ = ERV

Where:     P =       a hypothetical initial payment of $1,000,
           T =       the average annual total return,
           n =       the number of years, and
           ERV =     the ending redeemable value of a hypothetical
                     $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Funds from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for 1-, 5- and 10-year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Each Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                              P(1 + T)/n/ = ATV/D/

Where:       P =     a hypothetical initial payment of $1, 000,
             T =     average annual total return (after taxes on distributions),
             n =     number of years, and
         ATV/D/=     the ending value of a hypothetical $1,000 payment
                     made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                               P(1+T)/n/ = ATV/DR/

Where:       P =     a hypothetical initial payment of $1,000,
             T =     average annual total return (after taxes on
                     distributions and redemption),
             n =     number of years, and
        ATV/DR/=     the ending value of a hypothetical
                     $1,000 payment made at the beginning
                     of the 1-, 5-, or 10-year periods at
                     the end of the 1-, 5-, or 10-year
                     periods (or fractional portion), after
                     taxes on distributions and redemption.

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

                          Average Annual Total Returns
                       For periods ended December 31, 2004


                                                                                                                    Since
                                                                                           One Year   Five Year   Inception
                                                                                           --------   ---------   ---------
Forward Hansberger International Growth Fund (Inception 10/1/98)                           13.00%      (1.71)%       4.29%
Forward Hoover Small Cap Equity Fund (Investor Class) (Inception 10/1/98)                  22.77%      10.92%       12.15%
Forward Hoover Small Cap Equity Fund (Institutional Class) (Inception 6/6/02)              23.31%         --        15.51%
Forward Global Emerging Markets Fund (Investor Class) (Inception 4/9/03)/1/                22.06%         --        52.97%
Forward Global Emerging Markets Fund (Institutional Class) (Inception 10/4/95)/1/          22.26%       5.86%        4.70%
Forward Hoover Mini-Cap Fund (Investor Class) (Inception 1/1/03)                           15.64%         --        29.00%
Forward Hoover Mini-Cap Fund (Institutional Class) (Inception 8/15/03)                     16.24%         --        20.12%
Forward International Small Companies Fund (Investor Class) (Inception 3/4/02)             25.55%         --        23.21%
Forward International Small Companies Fund (Institutional Class) (Inception 2/7/96)/2/     25.99%       6.66%       11.21%
Forward Uniplan Real Estate Investment Fund (Inception 5/10/99)                            28.77%      19.77%       15.34%
Forward Legato Fund/3/                                                                        --          --           --


/1/ Prior to September 15, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Market Fund. The information presented in this table prior to September 15, 2004 represents performance history of the Pictet Global Emerging Markets Fund.
/2/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents performance history of the Pictet International Small Companies Fund.

/3/     The Forward Legato Fund commenced operations on April 1, 2005.


                          Average Annual Total Returns
                          After Taxes on Distributions
                       For periods ended December 31, 2004


                                                                                                                    Since
                                                                                           One Year   Five Year   Inception
                                                                                           --------   ---------   ---------
Forward Hansberger International Growth Fund (Inception 10/1/98)                           13.00%       (1.71)%       4.17%
Forward Hoover Small Cap Equity Fund (Investor Class) (Inception 10/1/98)                  21.47%       10.57%       11.86%
Forward Hoover Small Cap Equity Fund (Institutional Class) (Inception 6/6/02)              22.02%          --        14.92%
Forward Global Emerging Markets Fund (Investor Class) (Inception 4/9/03)/1/                21.72%          --        52.65%
Forward Global Emerging Markets Fund (Institutional Class) (Inception 10/4/95)/1/          21.89%        5.67%        4.47%
Forward Hoover Mini-Cap Fund (Investor Class) (Inception 1/1/03)                           15.27%          --        28.52%
Forward Hoover Mini-Cap Fund (Institutional Class) (Inception 8/15/03)                     15.87%          --        19.47%
Forward International Small Companies Fund (Investor Class) (Inception 3/4/02)             25.30%          --        23.01%
Forward International Small Companies Fund (Institutional Class) (Inception 2/7/96)/2/     25.69%        6.13%        8.83%
Forward Uniplan Real Estate Investment Fund (Inception 5/10/99)                            26.52%       18.04%       13.60%
Forward Legato Fund/3/                                                                        --           --           --


/1/ Prior to September 15, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Market Fund. The information presented in this table prior to September 15, 2004 represents performance history of the Pictet Global Emerging Markets Fund.
/2/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents performance history of the Pictet International Small Companies Fund.


/3/     The Forward Legato Fund commenced operations on April 1, 2005.

                          Average Annual Total Returns
                  After Taxes on Distributions and Redemptions
                       For periods ended December 31, 2004


                                                                                                                    Since
                                                                                           One Year   Five Year   Inception
                                                                                           --------   ---------   ---------
Forward Hansberger International Growth Fund (Inception 10/1/98)                            8.45%       (1.44)%      3.63%
Forward Hoover Small Cap Equity Fund (Investor Class) (Inception 10/1/98)                  16.54%        9.51%      10.70%
Forward Hoover Small Cap Equity Fund (Institutional Class) (Inception 6/6/02)              16.87%          --       13.37%
Forward Global Emerging Markets Fund (Investor Class) (Inception 4/9/03)/1/                14.67%          --       45.84%
Forward Global Emerging Markets Fund (Institutional Class) (Inception 10/4/95)/1/          14.84%        4.95%       3.95%
Forward Hoover Mini-Cap Fund (Investor Class) (Inception 1/1/03)                           10.22%          --       24.80%
Forward Hoover Mini-Cap Fund (Institutional Class) (Inception 8/15/03)                     10.61%          --       16.83%
Forward International Small Companies Fund (Investor Class) (Inception 3/4/02)             16.94%          --       20.15%
Forward International Small Companies Fund (Institutional Class) (Inception 2/7/96)/2/     17.31%        5.48%       8.32%
Forward Uniplan Real Estate Investment Fund (Inception 5/10/99)                            19.93%       16.46%      12.45%
                                                                                              --           --          --
Forward Legato Fund/3/


/1/ Prior to September 15, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Market Fund. The information presented in this table prior to September 15, 2004 represents performance history of the Pictet Global Emerging Markets Fund.
/2/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents performance history of the Pictet International Small Companies Fund.


/3/     The Forward Legato Fund commenced operations on April 1, 2005.


Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                                   a-b
                                2[(--- +1)/6/-1]
                                    cd

  Where:      a=     dividends and interest earned during the period,
              b=     expenses accrued for the period (net of reimbursements),
              c=     the average daily number of shares outstanding during the
                     period that were entitled to receive dividends, and
              d=     the maximum offering price per share on the last day of the period.

Total returns are based on past results and do not predict future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, each Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Investment Advisor, Financial Planning, Forbes, Fortune, Institutional Investor, Money, Smart Money and The Wall Street Journal. If the Funds compare their performance to other funds or to relevant indices, the Funds' performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-Advisors, or affiliates of the Company, including (i) performance rankings of other funds managed by the Sub-Advisors, or the individuals employed by the Sub-Advisors who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients or assets under management.

                               GENERAL INFORMATION

                   Description of the Company and Its Shares

The Company was organized as a Maryland corporation in 1997 and consists of the seven portfolios described in the Prospectus and this SAI and two other portfolios described in two separate prospectuses and SAIs. Each Fund, other than the Forward Legato Fund, currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Equity Fund, the Forward Global Emerging Markets Fund, the Forward Hoover Mini-Cap Fund, the Forward International Small Companies Fund and Forward Legato Fund offer a class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, Forward Legato Fund and Sierra Club Stock Fund each offer a class of shares called Class A shares. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Company), by majority vote, has the power to remove one or more Directors.

Control Persons and Principal Holders of Securities

Forward Hansberger International Growth Fund

The following person owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.

                                                                 Percentage of
Name and Address                      Classe Owned                Class Owned
----------------                      ------------               -------------
Sutton Place Associates LLC           Investor Class             96.51%
One Embarcadero Center Ste 1050
San Francisco, CA 94111

The following entity owned more than 25% of voting securities of the Fund as of April 1, 2005:

                                                                 Percentage of
Name and Address                                                  Fund Owned
----------------                                                 -------------
Sutton Place Associates LLC                                      96.51%
One Embarcadero Center Ste 1050
San Francisco, CA 94111


Forward Hoover Small Cap Equity Fund

The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.

                                                                 Percentage of
Name and Address                      Classed Owned               Class Owned
----------------                      -------------              ------------
Charles Schwab & Company              Investor Class             51.62%
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

MUIR & CO                             Investor Class             17.98%
c/o Frost National Bank
PO Box 2479
San Antonio, TX 78298-2479

Sutton Place Associates LLC           Investor Class             11.44%
One Embarcadero Center Ste 1050
San Francisco, CA 94111

New York Life Trust Company           Investor Class             6.29%
Trust Admin, 2nd Floor
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

Charles Schwab & Company              Institutional  Class       32.98%
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Northern Trust Co. Custodian FBO      Institutional Class        19.25%
The Norton Simon FDN
PO Box 92956
Chicago, IL 60675

Suffield Academy                      Institutional Class        10.43%
185 North Main St
Suffield, CT 06078

The H John Heinz III Center for       Institutional Class        6.07%
Science Economics & Environment
ATTN Sharon Phenneger CFO/Treas
1001 Pennsylvania Ave NW Ste 735
Washington, DC 20004

In addition, the following entities owned more than 25% of voting securities of the Fund as of April 1, 2005:

                                                                 Percentage of
Name and Address                                                  Fund Owned
----------------                                                 -------------
Charles Schwab & Company Inc                                     34.68%
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122



Forward Global Emerging Markets Fund

The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.

                                                                 Percentage of
Name and Address                      Classed Owned               Class Owned
----------------                      -------------              -------------
Sutton Place Associates LLC           Investor Class             80.76%
One Embarcadero Center Ste 1050
San Francisco, CA 94111


Charles Schwab & Company Inc          Investor Class             6.14%
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Blush & Co                            Institutional Class        55.03%
c/o Reconciliations & Analysis Dept
525 Washington Blvd
Jersey City, NJ 03310

Ellard & Co                           Institutional Class        14.10%
C/O Fiduciary Trust Co Intl
Church Street Station
PO Box 3199
New York, NY 02116

Jupiter & Co                          Institutional Class        8.91%
C/O Investors Bank & Trust
PO Box 9130 FPG 90
Boston, MA 02116

Charles Schwab & Company Inc          Institutional Class        8.71%
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

In addition, the following entities owned more than 25% of voting securities of the Fund as of April 1, 2005:

                                                                 Percentage of
Name and Address                                                  Fund Owned
----------------                                                 -------------
Blush & Co                                                       46.00%
C/O Reconciliations & Analysis Dept
525 Washington Blvd
Jersey City, NJ 07310


Forward Hoover Mini-Cap Fund

The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.

                                                                 Percentage of
Name and Address                      Classed Owned               Class Owned
----------------                      -------------              -------------
Sutton Place Associates LLC           Investor Class             67.92%
One Embarcadero Center Ste 1050
San Francisco, CA 94111

Charles Schwab & Company Inc          Investor Class             19.21%
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Investor Service FBO         Investor Class             5.41%
55 Water Street, 32/nd/ Floor
New York, NY 10041

Lepick & Co                           Institutional Class        52.19%
C/O Frost National Bank
PO Box 2479
San Antonio, TX 78218

Charles Schwab & Company Inc          Institutional Class        20.75%
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122
Southwest Band of Texas               Institutional Class        5.54%
PO Box 27459
Houston TX 7727-7459

Trust Management Network LLC          Institutional Class        5.22%
FBO Band of the West 8235 Douglas Ave
Ste 100LB 72
Dallas TX 75225-6021

In addition, the following entity owned more than 25% of voting securities of the Fund as of April 1, 2005:

                                                                 Percentage of
Name and Address                                                  Fund Owned
----------------                                                 -------------
Lepick & Co                                                      40.94%
C/O Frost National Bank
PO Box 2479
San Antonio, TX 78218


Forward International Small Companies Fund

The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.

                                                                 Percentage of
Name and Address                      Classed Owned               Class Owned
----------------                      -------------              -------------
Charles Schwab & Company Inc          Investor Class             29.17%
Omnibus Spec Cust Accout FBO Cust
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Investor Service FBO         Investor Class             24.31%
55 Water Street, 32nd Floor
New York, NY 10041

Charles Schwab & Company Inc          Institutional Class        64.07%
Omnibus Spc Cust Accout FBO Cust
101 Montgomery St
San Francisco, CA 94104-4122

Fox & Co                              Institutional Class        11.45%
C/O Reconciliations & Analysis Dept
525 Washington Blvd
Jersey Cit, NJ 07310

National Investor Service FBO         Institutional Class        6.39%
55 Water Street, 32nd Floor
New York, NY 10041

In addition, the following entity owned more than 25% of voting securities of the Fund as of April 1, 2005:

                                                                 Percentage of
Name and Address                                                  Fund Owned
----------------                                                 -------------
Charles Schwab & Company Inc                                     57.06%
Omnibus Spec Cust Accout FBO Cust
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122


Forward Uniplan Real Estate Investment Fund

The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.

                                                                 Percentage of
Name and Address                      Classed Owned               Class Owned
----------------                      -------------              -------------
Sutton Place Associates LLC           Investor Class             50.79%
One Embarcadero Center Ste 1050
San Francisco, CA 94111

Charles Schwab & Company Inc          Investor Class             23.99%
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

PFPC Inc FBO Neuberger Berman         Investor Class             12.62%
760 Moore Rd
King of Prussia, PA 19406

In addition, the following entities owned more than 25% of voting securities of the Fund as of April 1, 2005:

                                                                 Percentage of
Name and Address                                                  Fund Owned
----------------                                                 -------------
Sutton Place Associates LLC                                         50.79%
One Embarcadero Center Ste 1050
San Francisco, CA 94111


Forward Legato Fund

The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.

                                                                   Percent of
Name and Address                   Class Owned                     Class Owned
----------------                   -----------                     -----------
Sutton Place Associates LLC        Class A                         99.99%
One Embarcadero Center Ste. 1050
San Francisco, CA 94111

In addition, the following entity owned more than 25% of voting securities of the Fund as of April 1, 2005:

                                                                 Percentage of
Name and Address                                                  Fund Owned
----------------                                                 -------------
Sutton Place Associates LLC                                      99.99%
One Embarcadero Center Ste 1050
San Francisco, CA 94111

An individual shareholder is a control person of Forward Hansberger International Fund, Forward Uniplan Real Estate Investment Fund and Forward Legato Fund, due to an ownership interest in Sutton Place Associates LLC ("Sutton Place"), a control person of the Funds.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Custodian. Brown Brothers Harriman & Co. ("BBH") is the Company's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.

Legal Counsel. Legal matters for the Company are handled by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


Independent Registered Public Accounting Firm. PricewaterHouseCoopers LLP, 333 Market Street, San Francisco, California 94105, acts as independent registered public accounting firm for the Company.

                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended December 31, 2004 for the Forward Hansberger International Growth Fund, the Forward Hoover Small Cap Equity Fund, the Forward Global Emerging Markets Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund and the Forward Hoover Mini-Cap Fund appearing in the Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, the Company's independent public accounting firm. Such financial statements are incorporated herein by reference to the Company's Annual Report as filed with the SEC on March 4, 2005.

The Forward Legato Fund commenced operations on April 1, 2005 and therefore, the Fund does not have financial statements for the fiscal year ended December 31, 2004. Additional information will be available in the Fund's annual and semi-annual reports to shareholders when they are prepared.


You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Company at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

                                   APPENDIX A

                                Rated Investments

Corporate Bonds

        Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa":          Bonds that are rated "Aaa" are judged to be of the best quality.
                They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA":          Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

FORWARD FUNDS, INC.

  Forward Hoover Small Cap Equity Fund
  Forward International Small Companies Fund
  Sierra Club Stock Fund
  Forward Legato Fund

Prospectus dated May 1, 2005

This prospectus describes Class A shares of four portfolios offered by Forward Funds, Inc. ("Forward Funds" or the "Company"). The Forward Hoover Small Cap Equity Fund is a diversified portfolio that is designed for investors desiring high total return (capital appreciation and income). The Forward International Small Companies Fund is a diversified portfolio that is designed for investors desiring long-term growth of capital. The Sierra Club Stock Fund is a diversified portfolio that is designed for investors desiring high total return by investing in stocks that meet environmental and social criteria. The Forward Legato Fund is a diversified portfolio that is designed for investors desiring high total return through capital appreciation. In addition to the Funds and Class A shares offered hereby, Forward Funds also offers five other portfolios, and Investor Class and Institutional Class shares of certain of the Forward Funds, by two separate prospectuses, which are available upon request.

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund may each be referred to herein as a "Fund" or collectively as the "Funds." The Forward Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. The Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Forward Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

You should understand that an investment in the Forward Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----
   FORWARD HOOVER SMALL CAP EQUITY FUND.................................   1
      Objective.........................................................   1
      Principal Investment Strategy - Investing in Equity Securities of
        Companies with Small Market Capitalizations.....................   1
      What are the Principal Risks of Investing in the Forward Hoover
        Small Cap Equity Fund?..........................................   2
      Performance History...............................................   3
      Fund Fees and Expenses............................................   5
   FORWARD INTERNATIONAL SMALL COMPANIES FUND...........................   8
      Objective.........................................................   8
      Principal Investment Strategy - Investing At Least 80% of its
        Net Assets in Equity Securities of Companies with Small
        Market Capitalizations Located Outside the United States........   8
      What are the Principal Risks of Investing in the Forward
        International Small Companies Fund?.............................   9
      Performance History...............................................  11
      Fund Fees and Expenses............................................  13
   SIERRA CLUB STOCK FUND...............................................  16
      Objective.........................................................  16
      Principal Investment Strategies - Investing in Stocks of
        Domestic and Foreign Companies..................................  16
      What are the Principal Risks of Investing in the Sierra Club
        Stock Fund?.....................................................  17
      Performance History - Sierra Club Stock Fund......................  18
      Fees and Expenses.................................................  20
      Summary of Environmental and Social Guidelines....................  22
      Application of Environmental and Social Guidelines................  23
      Proxy Voting and Shareholder Activism.............................  24
   FORWARD LEGATO FUND..................................................  25
      Objective.........................................................  25
      Principal Investment Strategy - Investing in Equity Securities of
        Companies with Market Capitalizations No Larger than $3.0
        Billion.........................................................  25

                                                                    Page
                                                                    ----
          What Are the Principal Risks of Investing in the Forward
            Legato Fund?...........................................  27
          Performance History......................................  28
          Fund Fees and Expenses...................................  29
       ADDITIONAL INVESTMENT STRATEGIES AND RISKS..................  32
       MANAGEMENT OF THE FUNDS.....................................  36
          Investment Advisor.......................................  36
          The Sub-Advisors.........................................  37
          Hiring Sub-Advisors without Shareholder Approval.........  42
       VALUATION OF SHARES.........................................  44
       PURCHASING SHARES...........................................  46
          How to Buy Shares........................................  46
          How You Can Minimize Sales Charges.......................  47
          Customer Identification Program..........................  51
       ABOUT YOUR PURCHASE.........................................  52
       EXCHANGE PRIVILEGE..........................................  54
       REDEEMING SHARES............................................  55
          Retirement Accounts......................................  57
          Medallion Signature Guarantee............................  57
          By Wire Transfer.........................................  58
          By Telephone.............................................  59
          By Mail..................................................  59
          By Systematic Withdrawal.................................  60
          Payments to Shareholders.................................  60
       INTERNET TRANSACTIONS.......................................  61
       DISTRIBUTION AND SHAREHOLDER SERVICE PLANS..................  61
       DIVIDENDS AND TAXES.........................................  62
          Federal Taxes............................................  62
       PORTFOLIO HOLDINGS DISCLOSURE...............................  64
       GENERAL INFORMATION.........................................  64
          Shareholder Communications...............................  64
       FINANCIAL HIGHLIGHTS........................................  66

                     FORWARD HOOVER SMALL CAP EQUITY FUND

Objective

The Forward Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalizations

The Forward Hoover Small Cap Equity Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of small capitalization companies. The Fund currently intends that the market capitalization of these companies shall be no larger than $2 billion at the time of initial purchase. The Forward Hoover Small Cap Equity Fund may also invest up to 20% of its assets in foreign investments. The Forward Hoover Small Cap Equity Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non U.S. country to 5% of its assets.

In making its investments, the Fund's sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund's sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor's investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments. The sub-advisor is not required to sell a stock when its market capitalization exceeds $2 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor's price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Forward Hoover Small Cap Equity Fund?

As with any investment, an investment in the Forward Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hoover Small Cap Equity Fund invests may decrease in value, the net asset value of the Forward Hoover Small Cap Equity Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hoover Small Cap Equity Fund.

.. Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Common Stocks

The Fund invests in the equity securities of companies which expose the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

The bar chart below shows the Fund's annual total return, together with the best and worst quarters during those years, for the Fund's Investor Class shares, which are not offered in this Prospectus. Returns of Investor Class shares are shown because Class A shares of the Fund are new and were not offered during the periods shown. Class A shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Investor Class is lower than the estimated expense ratio of the Class A shares. Accordingly, performance would have been lower if Class A share expenses were reflected. In addition, the returns do not reflect the sales load imposed on Class A shares, which would reduce performance. If these amounts were reflected, returns would be less than that shown. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Investor Class shares from year to year and by showing how the average annual returns of the Fund's Investor Class shares for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

  1999     2000     2001     2002     2003     2004
 ------   ------   ------   ------   ------   ------
  7.03%   17.88%    4.27%  -18.47%   36.49%   22.77%



                        Best Quarter (12/31/01)  22.07%
                        Worst Quarter (9/30/02) (17.88)%

     Average Annual Total Returns (For                              Since
     the periods ended December 31, 2004)          1 Year 5 Years Inception
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

     Forward Hoover Small Cap Equity Fund
       Investor Class/1/
     Return Before Taxes                           22.77% 10.92%   12.15%
     Return After Taxes on Distributions/2, 3/     21.47% 10.57%   11.86%
     Return After Taxes on Distributions and Sales
       of Fund Shares/2, 3/                        16.54%  9.51%   10.70%
     Russell 2000(R) Index/4/                      18.33%  6.60%   11.19%

--------------
1  The Fund began offering Investor Class shares on October 1, 1998.

2 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Class shares. After-tax returns for other classes will vary.


3 The returns presented are for Investor Class shares, which are not offered in this prospectus, but which would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Investor Class shares is lower than the estimated expense ratio of the Class A shares. Accordingly, performance would have been lower if Class A share expenses were reflected.


4 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Small Cap Equity Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, generally you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Maximum Sales Charge (Load) on Purchases
                (as a percentage of offering price)         4.75%
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


            Annual Fund Operating Expenses:
              (expenses that are deducted from Fund assets) Class A
            -------------------------------------------------------
            Management Fee                                   1.05%
            -------------------------------------------------------
            Distribution (12b-1) Fees/1/                     0.35%
            -------------------------------------------------------
            Other Expenses/2/                                0.51%
            -------------------------------------------------------
            Total Annual Fund Operating Expenses             1.91%
            -------------------------------------------------------
            Fee Waiver/3/                                   (0.13)%
            -------------------------------------------------------
            Net Expenses                                     1.78%
            -------------------------------------------------------

--------------
1 The Fund has adopted a Distribution Plan of which up to 0.35% of the Fund's average daily net assets attributable to the Class A shares may be used to pay distribution expenses.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the average net assets attributable to the Class A shares may be used to pay shareholder servicing fees.

3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's Class A shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.78%. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Class A shares of the Forward Hoover Small Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or reimbursements, and the Fund's operating expenses for the 3-year, 5-year and 10-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed. Although actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year. $  647
                                 3 Years $1,035
                                 5 Years $1,446
                                10 Years $2,592

                  FORWARD INTERNATIONAL SMALL COMPANIES FUND

Objective

The Forward International Small Companies Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalizations Located Outside the United States

The Forward International Small Companies Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations located outside the United States. The Fund may invest up to 20% of its assets in medium and large capitalization companies. The Fund normally invests in at least three countries other than the U.S. The Fund may invest in securities of emerging market countries.

Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The Fund considers companies to be small cap companies if they are in the same size range as the bottom 90% of the universe of companies listed in developed countries outside the U.S. when these companies are ranked by market capitalization. These small cap companies usually have individual market capitalizations of $3 billion or less, but may be larger.

The Fund's sub-advisor uses a "bottom-up" approach to try to identify companies with outstanding investment potential. The objective is to identify 100 top investment opportunities using a systematic approach to stock selection and portfolio construction. The selection process consists of three stages:

.. Research short list

.. Primary research

.. Stock selection

The Fund's sub-advisor screens more than 8,000 companies to obtain a list of candidates for the next stage using screening parameters and other inputs. The sub-advisor uses both an absolute measure of value, based on returns to equity investors, and a relative measure, based on return on capital employed.

At the primary research stage, the sub-advisor conducts a detailed review of the investment candidate. Topics covered include strategy, operations, internal controls, and management. The sub-advisor also undertakes a thorough review of financial statements focusing on balance sheet strength, operating performance and valuation.

Finally, at the stock selection stage, the sub-advisor constructs the portfolio using a team approach. The Fund's exposure is monitored at the regional, sector and stock level.

What are the Principal Risks of Investing in the Forward International Small Companies Fund?

As with any investment, an investment in the Forward International Small Companies Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward International Small Companies Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward International Small Companies Fund.

.. Small Capitalization Stocks

Smaller companies may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

.. Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-advisor generally chooses not to hedge the Fund's currency exposure.

.. Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

The bar chart below shows the Fund's annual total return, together with the best and worst quarters during those years, for the Fund's Institutional Class shares, which are not offered in this Prospectus. Returns of the Institutional Class are shown because Class A shares of the Fund are new and were not offered during the periods shown. Class A shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class is lower than the estimated expense ratio of the Class A shares. Accordingly, performance would have been lower if Class A share expenses were reflected. In addition, the returns do not reflect the sales load imposed on Class A shares, which would reduce performance. If these amounts were reflected, returns would be less than that shown. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.


After tax returns are shown for Institutional Class shares only and after tax returns for Class A shares will vary. The Institutional Class of the Pictet International Small Companies Fund was reorganized into the Institutional Class of the Forward International Small Companies Fund on December 23, 2003. Performance figures shown below for periods prior to December 23, 2003 represent performance of the Institutional Class of Pictet International Small Companies Fund.


                                    [CHART]


  1997      1998      1999      2000      2001      2002       2003      2004
 ------    ------    ------    ------    ------    -------    ------    ------
 -7.68%    5.35%     86.45%    6.56%     -27.95%   -11.87%    61.95%    25.99%


                        Best Quarter (12/31/99)  44.70%
                        Worst Quarter (9/30/01) (19.40)%

     Average Annual Total Returns (For                             Since
     the periods ended December 31, 2004)         1 Year 5 Years Inception
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------

     Forward International Small Companies Fund
       Institutional Class/1/
     Return Before Taxes                          25.99%  6.66%   11.21%
     Return After Taxes on Distributions/2, 3/    25.69%  6.13%    8.83%
     Return After Taxes on Distributions and Sale
       of Fund Shares/2, 3/                       17.31%  5.48%    8.32%
     HSBC World Excluding U.S. Smaller
       Companies Index/4/                         31.78%  6.31%    6.42%

--------------
1  The Fund began offering Institutional Class shares on February 7, 1996.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for the Investor Class will vary.

3 The returns presented are for Institutional Class shares, which are not offered in this prospectus, but which would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the estimated expense ratio of the Class A shares. Accordingly, performance would have been lower if Class A share expenses were reflected.

4 The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The index is composed of approximately 1,200 smaller company stocks from 21 markets. Investors cannot invest directly in the index. The index figures do not reflect any deductions for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward International Small Companies Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, generally you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

              Shareholder Fees:
                (fees paid directly from your investment)
              ---------------------------------------------------
              Maximum Sales Charge (Load) on Purchases
                (as a percentage of offering price)         4.75%
              ---------------------------------------------------
              Redemption Fee on shares sold or exchanged
                (as a percentage of amount redeemed) within
                180 days of purchase*                       2.00%
              ---------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts.

They are expressed as a ratio, which is a percentage of average net assets.


           Annual Fund Operating Expenses: (expenses that are
             deducted from Fund assets)                       Class A
           ----------------------------------------------------------
           Management Fee                                      1.00%
           ----------------------------------------------------------
           Distribution (12b-1) Fees/1/                        0.35%
           ----------------------------------------------------------
           Other Expenses/2/                                   1.00%
           ----------------------------------------------------------
           Total Annual Fund Operating Expenses                2.35%
           ----------------------------------------------------------
           Fee Waiver/3/                                      (0.57)%
           ----------------------------------------------------------
           Net Expenses                                        1.78%
           ----------------------------------------------------------

--------------
1 The Fund has adopted a Distribution Plan of which up to 0.35% of the Fund's average daily net assets attributable to the Class A shares may be used to pay distribution expenses.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets attributable to the Investor Class shares may be used to pay shareholder servicing fees.


3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's Class A shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.78%. For the three years following the date on which the expense was incurred the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward International Small Companies Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Class A shares of the Forward International Small Companies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or reimbursements, and the Fund's operating expenses for the 3-year, 5-year and 10-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed. Although actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year. $  647
                                 3 Years $1,122
                                 5 Years $1,622
                                10 Years $2,992

                            SIERRA CLUB STOCK FUND

Objective

The Sierra Club Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. There is no guarantee that a Fund will achieve its objective.

Principal Investment Strategies - Investing in Stocks of Domestic and Foreign Companies

The Sierra Club Stock Fund invests at least 80% of its assets in stocks (common, preferred and convertible securities). The Fund may invest up to 20% of its assets in foreign securities.

A multi-style, multi-manager approach is used to manage the Fund. Two different sub-advisors, Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") and New York Life Investment Management LLC ("NYLIM"), use distinct investment styles as co-managers of the Fund.

Harris Bretall seeks to invest in companies which will achieve superior earnings growth over time. Harris Bretall selects high quality, growth-oriented stocks with attractive fundamental characteristics and a minimum market capitalization of $3 billion. Harris Bretall has followed this investment philosophy since it was founded in 1971.

NYLIM generally invests in "value stocks" of companies with market capitalization above $500 million. "Value stocks" are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See "Summary of Environmental and Social Guidelines."

What are the Principal Risks of Investing in the Sierra Club Stock Fund?

As with any investment, an investment in the Sierra Club Stock Fund may cause you to lose some or all of the money you invested. Because the securities in which the Sierra Club Stock Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease.

The Fund may be subject to the following risks:

  . The prices of stocks could decline due to political, economic, regulatory or market risks
  .  The individual stocks in the Fund may under-perform the market

For the foreign securities held in the Fund:

  . There could be risks relating to political, social and economic developments abroad
  . There are differences in the regulatory environments between the U.S. and foreign companies and markets
  . Foreign markets may be less liquid than the U.S. markets and there is potential currency risk associated with securities that trade in currencies other than the U.S. dollar

For the Fund's environmental and social guidelines:

  . Because of the Fund's strict environmental and social guidelines, the sub-advisors on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so
  . The implementation of these guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark

You should consider your own investment goals, time horizon and risk tolerance before investing in the Sierra Club Stock Fund.

Performance History - Sierra Club Stock Fund

The bar chart below shows the Fund's annual total return, together with the best and worst quarters during those years, for the Fund's Investor Class shares, which are not offered in this Prospectus. Returns of Investor Class shares are shown because Class A shares of the Fund are new and were not offered during the periods shown. Class A shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Investor Class is lower than the estimated expense ratio of the Class A shares. Accordingly, performance would have been lower if Class A share expenses were reflected. In addition, the returns do not reflect the sales load imposed on Class A shares, which would reduce performance. If these amounts were reflected, returns would be less than that shown. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Investor Class shares from year to year and by showing how the average annual returns of the Fund's Investor Class shares for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]
    1999     2000     2001      2002     2003     2004
   ------   ------   -------   -------   ------   ------
   19.50%   -3.81%   -13.71%   -23.74%   32.02%   16.23%

                        Best Quarter (6/30/03)   15.21%
                        Worst Quarter (9/30/02) (20.11)%

                                                                   Since
     Average Annual Total Returns (For                           Inception
     the periods ended December 31, 2004)         1 Year 5 Years (10/1/98)
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------

     Sierra Club Stock Fund Investor Class/1, 2/
     Return Before Taxes                          16.23% (0.58)%   5.57%
     Return After Taxes on Distributions/3, 4/    16.11% (1.41)%   4.85%
     Return After Taxes on Distributions and Sale
       of Fund Shares/3, 4/                       10.72% (0.89)%   4.47%
     S&P 500(R) Index/5/                          10.87% (2.30)%   4.37%

--------------
1  The Fund began offering Investor Class shares on October 1, 1998.

2 New York Life Investment Management LLC and Harris Bretall Sullivan & Smith L.L.C. have been the Fund's sub-advisors since January 1, 2003. Prior to that time the Fund was managed by a different sub-advisor and was not subject to the Sierra Club's environmental and social evaluation process.

3 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


4 The returns presented are for Investor Class shares, which are not offered in this prospectus, but which would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Investor Class shares is lower than the estimated expense ratio of the Class A shares. Accordingly, performance would have been lower if Class A share expenses were reflected.


5 The S&P 500(R) Index is an unmanaged index of the 500 largest stocks by market capitalization in the U.S. Investors cannot invest directly in the index. Index figures do not reflect any deduction for fees, expenses or taxes. The Index is adjusted to reflect reinvestment of dividends.

Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Stock Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, generally you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

             Shareholder Fees:
               (fees paid directly from your investment)
             ------------------------------------------------------
             Maximum Sales Charge (Load) on Purchases
               (as a percentage of offering price)            4.75%
             ------------------------------------------------------
             Redemption Fee on shares sold or exchanged
               (as a percentage of amount redeemed) within 60
               days of purchase*                              2.00%
             ------------------------------------------------------

--------------
* This fee is retained by the Sierra Club Funds to compensate the Sierra Club Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Sierra Club Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.


            Fund Operating Expenses:
              (expenses that are deducted from Fund assets) Class A
            -------------------------------------------------------
            Management Fee/1/                                1.00%
            -------------------------------------------------------
            Distribution (12b-1) Fees/2/                     0.35%
            -------------------------------------------------------
            Other Expenses/3/                                1.52%
            -------------------------------------------------------
            Total Annual Fund Operating Expenses             2.87%
            -------------------------------------------------------
            Fee Waiver/4/                                   (1.18)%
            -------------------------------------------------------
            Net Expenses                                     1.69%
            -------------------------------------------------------

--------------
1 The Investment Advisor has agreed to pay the Sierra Club a royalty fee equal to 12% to 20% of the Investment Advisor's management fee on a graduated scale.

2 The Fund has adopted a Distribution Plan of which up to 0.35% of the Fund's average daily net assets attributable to Class A shares may be used to pay distribution expenses.

3 The Fund has adopted a Shareholder Servicing Plan of which up to 0.10% of the Fund's average daily net assets attributable to the Class A shares may be used to pay shareholder servicing fees.

4 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Sierra Club Stock Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Class A shares of the Sierra Club Stock Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or reimbursements, and the Fund's operating expenses for the 3-year, 5-year and 10-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed. Although actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year. $  639
                                 3 Years $1,216
                                 5 Years $1,817
                                10 Years $3,438


Summary of Environmental and Social Guidelines


The Sierra Club seeks to protect the wild places of the earth and promote the responsible use of the earth's ecosystems and resources. The environmental and social guidelines for the Sierra Club Stock Fund were created with these as well as other objectives in mind. These guidelines serve as the basis for avoiding investments in companies that pose a threat to our natural resources, our environment and to all the living things that inhabit it.


By not investing in these companies, we all can show our desire to:

.. Protect the Earth's natural resources and work to limit the extraction of non-renewable natural resources like coal, petroleum and natural gas;
.. Reduce nuclear and chemical waste as well as other pollutants in our air, water and earth and manage solid waste in a sustainable manner;
.. Promote the responsible use of land and water while reducing urban sprawl and protecting natural habitats;

.. Discourage risky agricultural practices like concentrated animal feeding operations, industrial fish farming and genetic modification;
.. Promote cruelty free (or humane) animal treatment and avoid animal testing to the greatest extent possible;
.. Encourage a tobacco- and weapons-free future by not supporting companies that are engaged in their production;
.. Protect the rights of individuals, workers and indigenous peoples by requiring high labor standards and striving for equitable treatment in communities throughout the world;
.. Avoid those that would profiteer from members of disadvantaged communities;
  and
.. Achieve greater disclosure of, and accountability for, companies' environmental, social and financial responsibility.

Application of Environmental and Social Guidelines

A four-step process is used to identify securities for the Sierra Club Stock Fund portfolio. First, the sub-advisors in their role as portfolio managers use fundamental and quantitative analysis to identify securities that they believe will help meet the Sierra Club Stock Fund's investment objectives. The companies issuing these securities, their corporate parents and their subsidiaries are then subject to a review by the Investment Advisor, Forward Management, LLC. The review is based on more than 20 environmental and social guidelines that were developed by the Sierra Club to ensure the companies' practices, products or services do not create meaningful conflicts with the Club's core values. The companies that meet the guidelines are passed on to a committee of Sierra Club members for their final review and approval or rejection. If the Sierra Club approves a company, the company's securities are included in the potential investment universe for the Sierra Club Stock Fund. At that or another time, the sub-advisors can purchase those securities for inclusion in the Sierra Club Stock Fund.

To ensure their continued environmental and social responsibility, both the Investment Advisor and the Sierra Club continually reevaluate the companies in this universe.

THE SIERRA CLUB DOES NOT MAKE INVESTMENT JUDGEMENTS CONCERNING ANY COMPANY OR ITS SECURITIES. Such investment decisions are made entirely by the Investment Advisor or sub-advisor.

Please note that there are limits to the amount of information that can be obtained and reviewed and, at times, the Sierra Club Stock Fund may invest in securities that would not meet these guidelines based on additional information. If the Investment Advisor obtains this information while the Sierra Club Stock Fund still owns the security, the Fund will remove the security from its portfolio within a reasonable time period. The final determination of whether a particular company meets the guidelines involves the subjective judgment of the Sierra Club.


Although the environmental and social criteria may limit the availability of certain investment opportunities more than those available to an investment company without such criteria, Forward Management, LLC, and the sub-advisors believe sufficient investment opportunities exist to allow the Sierra Club Stock Fund to satisfy its investment objective.

Proxy Voting and Shareholder Activism

Each year the Sierra Club Stock Fund may have the opportunity to vote on issues of corporate governance and corporate environmental and social accountability at annual stockholder meetings. The Investment Advisor for the Sierra Club Stock Fund takes its voting responsibilities seriously and votes all proxies in a fashion that is consistent, in its best judgment, with the core values of the Sierra Club.

Sierra Club Stock Fund representatives, employed by the Investment Advisor, also work independently and with other institutional shareholders to engage corporate managements in dialogue on financial, environmental and social accountability. Additionally, the Sierra Club Stock Fund may, on occasion, sponsor or co-sponsor shareholder resolutions designed to improve the accountability of selected companies consistent with Sierra Club core values. Whenever possible, Sierra Club Stock Fund representatives work with federal and state legislatures and agencies to affect changes in government regulations to achieve the goals of the Sierra Club.

                              FORWARD LEGATO FUND

Objective

The Forward Legato Fund seeks to achieve high total return. The Forward Legato Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Forward Legato Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Market Capitalizations No Larger than $3.0 Billion

The Forward Legato Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Forward Legato Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $3.0 billion at the time of initial purchase. The Forward Legato Fund may also invest up to 20% of its assets in foreign investments. The Forward Legato Fund will not invest more than 5% of its assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.

The Forward Legato Fund employs a "multi-manager" approach whereby portions of the Forward Legato Fund are allocated by Forward Management, LLC (the "Advisor") to different sub-advisors who employ distinct investment styles. The Forward Legato Fund uses the following principal investment styles intended to complement one another:


.. Growth Style Investment Managers - emphasize investments in equity securities of companies with above-average earnings growth prospects.



.. Value Style Investment Managers - emphasize investments in equity securities of companies that appear to be undervalued relative to their intrinsic value, based on earnings, book value, or cash flow.



.. Core Style Investment Managers - emphasize investments in equity securities of companies from the broad equity market rather than focusing on the growth or value segments of the market.

The decision by the Advisor of how to allocate the Forward Legato Fund's portfolio management responsibilities among the sub-advisors is based on a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the investment manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

The Forward Legato Fund intends to be fully invested at all times. The Forward Legato Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market funds. In addition to investing in such short term investments, the Forward Legato Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Forward Legato Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Forward Legato Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). The Forward Legato Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Forward Legato Fund will receive either cash or U.S. government debt obligations as collateral. From time to time, the Forward Legato Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Forward Legato Fund may not achieve its investment objective during such times.

The Forward Legato Fund's assets are currently allocated among three sub-advisors, each of which act independently of the other and use its own methodology to select portfolio investments. Netols Asset Management Inc. utilizes a value approach to investing. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment outperformance over time. Riverbridge Partners, LLC believes earnings power determines the value of a franchise. They focus on companies that are building their earnings power and building the intrinsic value of the company over long periods of time. They invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions. Conestoga Capital Advisors, LLC utilizes a core investment strategy based upon three principles: 1) Invest in well-managed companies capable of growing through multiple business cycles; 2) Purchase companies at reasonable valuations relative to their internal growth rates; and 3) Permit compounding of returns to generate superior long-term performance relative to the Russell 2000 Index.

The Forward Legato Fund's sub-advisors are not required to sell a stock for which the market capitalization exceeds $3.0 billion, although they may do so. The sub-advisors generally sell a security if the sub-advisor's price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.

What Are the Principal Risks of Investing in the Forward Legato Fund?

As with any investment, an investment in the Forward Legato Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Legato Fund invests may decrease in value, the net asset value of the Forward Legato Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Legato Fund.

.. Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Common Stocks

The Forward Legato Fund invests in the equity securities of companies, which expose the Forward Legato Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Forward Legato Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

.. Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Forward Legato Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Forward Legato Fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Forward Legato Fund had a single manager.

Performance History


The Forward Legato Fund commenced operations on April 1, 2005 and therefore does not have a full calendar year of investment returns. Once the Forward Legato Fund has performance history for at least one calendar year, a bar chart and performance table will be included in the prospectus.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Legato Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, generally you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

             Shareholder Fees:
               (fees paid directly from your investment)
             ------------------------------------------------------
             Maximum Sales Charge (Load) on Purchases
               (as a percentage of offering price)            4.75%
             ------------------------------------------------------
             Redemption Fee on shares sold or exchanged
               (as a percentage of amount redeemed) within 60
               days of purchase*                              2.00%
             ------------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Forward Legato Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


            Annual Fund Operating Expenses:
              (expenses that are deducted from Fund assets) Class A
            -------------------------------------------------------
            Management Fee                                   1.00%
            -------------------------------------------------------
            Distribution (12b-1) Fees/1/                     0.35%
            -------------------------------------------------------
            Other Expenses/2, 3/                             3.14%
            -------------------------------------------------------
            Total Annual Fund Operating Expenses             4.49%
            -------------------------------------------------------
            Fee Waiver/4/                                   (2.60)%
            -------------------------------------------------------
            Net Expenses                                     1.89%
            -------------------------------------------------------

--------------

1 The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the average net assets attributable to the Fund attributable to Class A shares could be used to pay shareholder servicing fees.


2  Other expenses are based on estimated amounts for the current fiscal year.

3 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the average net assets attributable to Class A shares of the Fund may be used to pay shareholder servicing fees.


4 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until May 1, 2006 in amounts necessary to limit the Fund's operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A shares to an annual rate (as a percentage of the Fund's average daily net assets) of 1.89%. For the three years following the date on which the expense was incurred the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Legato Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Class A shares of the Forward Legato Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or reimbursements, and the Fund's operating expenses for the 3-year period does not reflect fee waivers and/or expenses reimbursed. Although actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year. $  658
                                 3 Years $1,544

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the Forward Funds.

..  Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Forward Fund may not follow its principal investment strategy. Under such conditions, each Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund's ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

..  Portfolio Turnover

Although each Fund's sub-advisor seeks to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-advisor believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates.

..  Derivatives

Some of the instruments in which the Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The Investment Advisor and sub-advisors take these risks into account in their management of the Funds.

Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

..  Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

..  Illiquid Securities

Each Forward Fund may invest up to 15% of its net assets in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which a Fund has valued the investment.

..  Debt Securities

Debt securities in which the Forward Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

..  Investment Grade Debt Securities and High Yield ("Junk") Bonds

Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the investment sub- advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.


High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. Except for the Forward Hoover Small Cap Equity Fund, which does not expect to invest more than 10% of its total assets in these types of securities, the Forward Funds do not anticipate investing more than 5% of their total assets in these types of securities.


..  Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.

..  When-Issued and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds' custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

..  Certain Other Strategies

Each of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Forward Funds may also lend their portfolio securities. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                            MANAGEMENT OF THE FUNDS

Investment Advisor

Forward Management, LLC ("Forward Management" or "Investment Advisor") serves as investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Forward Funds, in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisors for all of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Forward Funds since September 1998. On December 23, 2003, Forward Management became the investment advisor of the Forward International Small Companies Fund. Prior to this date, Pictet International Management Limited served as the Forward International Small Companies Fund's investment advisor.

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:


                                                     Advisory Fee Paid
         Fund                                       to Advisor by Fund*
         ----                                       -------------------
         Forward Hoover Small Cap Equity Fund......        1.05%
         Forward International Small Companies Fund        1.00%
         Sierra Club Stock Fund....................        1.00%
         Forward Legato Fund.......................        1.00%

--------------

* Actual advisory fees paid for the fiscal year ended December 31, 2004 may have been less than this figure due to the effect of expense waivers. See "Investment Advisory and Other Services" in the Statement of Additional Information.

The Funds pay these advisory fees to Forward Management, which in turn pays each sub-advisor a sub-advisory fee. Daily investment decisions are made by the sub-advisor to each Fund, whose investment experience is described below.


A discussion regarding the basis for the Board of Directors' approval of the investment management agreements will be available in the Forward Funds' Semi-annual report for the period ending June 30, 2005.


The Sub-Advisors

The Sub-Advisors manage the Funds and make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Forward Funds and in accordance with the investment objectives, policies and restrictions of the Funds.

..  Forward Hoover Small Cap Equity Fund


Hoover Investment Management Co., LLC ("Hoover") serves as Sub-Advisor for the Forward Hoover Small Cap Equity Fund. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2004, Hoover managed $1.047 billion in the small-capitalization sector for institutional and individual investors. Hoover was founded in 1997 by Irene G. Hoover, CFA, the Fund's Chief Investment Officer. Ms. Hoover is the managing member of Hoover and has over 26 years of investment management experience.


From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

..  Forward International Small Companies Fund

Pictet International Management Limited ("Pictet") serves as Sub-Advisor for the Fund. The Sub-Advisor was established in 1980 and as of December 31, 2004 had approximately $1.276 billion of assets under management for more than 21 accounts. Pictet International Management Limited forms a part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2004, Pictet & Cie had approximately $113 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by nine partners.


The Forward International Small Companies Fund is team-managed. The persons responsible for the day-to-day management of the Fund's portfolio are:



Nils Francke, Head - Specialist Equities team. Mr. Francke joined Pictet Asset Management in 1994 and is Head of the Specialist Equities Team, concentrating on Small Cap Markets. Before joining Pictet he spent three years with Schroder Munchmeyer Hengst. He has extensive financial market experience, working for MM Warburg Bank in Germany and Salomon Brothers in New York. He also holds a Masters in Business Administration at the University of Frankfurt.



Philippe Sarreau, Senior Investment Manager. Mr. Sarreau joined Pictet Asset Management in 1998 and is a Senior Investment Manager in the Specialist Equities Team covering the Small Cap investment. Before joining Pictet he worked for Credit Lyonnais, where he developed a London based service dedicated to the French small cap market. Before joining Credit Lyonnais in 1994, Philippe was a Senior Auditor at Coopers & Lybrand. He holds a Masters degree in Business and Finance and a diploma from the Societe Francaise des Analystes Financiers.



Justin Hill, Senior Investment Manager. Mr. Hill joined Pictet Asset Management in 2001 and is a Senior Investment Manager in the Specialist Equities Team, concentrating on the UK Small Cap market. Before joining Pictet, Mr. Hill spent five years with the UK smaller companies team at Friends Ivory & Sime Asset Management in London and four years at Arthur Andersen. He is a graduate of St Hugh's College, Oxford and is a member of the Institute of Chartered Accountants.



Michael McLaughlin, Senior Investment Manager. Mr. McLaughlin joined Pictet Asset Management in 1995 and is a Senior Investment Manager within the Specialist Equities Team, responsible for Japan and the Asia-Pacific region as well as asset allocation. Before joining Pictet he worked for Provident Mutual, where he was the Japanese Investment Manager and a member of the asset allocation committee. Having graduated from the London School of Economics with a BSc in Industry and Trade, Mr. McLaughlin started his financial career in 1987 with the Central Finance Board of the Methodist Church where he was responsible for Japan and Asia.



Richard Williamson, Senior Investment Manager. Mr. Williamson joined Pictet Asset Management in 1992 as head of UK equity research. He is now a Senior Investment Manager in the Specialist Equity Team and his responsibilities cover UK equity strategy, stock selection and research. After two years at Fielding Newson Smith, he joined Rowe & Pitman specialising in the UK equity market, in particular assisting international investors in UK short list portfolios. He has attended a number of business courses, including a one-year Investment Management Programme at the London Business School, an LBS corporate finance course and an advanced corporate finance course at Cranfield Business School.




..  Sierra Club Stock Fund

Investments in the Fund are allocated equally between two Sub-Advisors. Each Sub-Advisor employs its own investment approach and independently manages its portion of the Funds. The Sub-Advisors manage roughly equal portions of the Sierra Club Stock Fund's assets. A team of professional portfolio managers employed by each Sub-Advisor makes investment decisions for the Fund.

Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall"), founded in 1971, serves as one of the sub-advisors to the Sierra Club Stock Fund. Harris Bretall's address is One Sansome Street, Suite 3300, San Francisco, CA 94104. As of December 31, 2004, Harris Bretall managed over $2.1 billion in equity, balanced, fixed-income and socially responsible assets. Harris Bretall uses a team-managed approach to manage its portion of the Funds.

The Harris Bretall team is led by Susan Foley, CFA. Ms. Foley joined Harris Bretall as a Portfolio Manager in 1989. She is currently a member of the firm's Board of Directors and Strategy Team. She also directs the firm's Portfolio Management Team. Ms. Foley entered the securities industry with Smith Barney, Harris Upham, Inc. in 1983, where she managed high-net worth individual portfolios, retirement funds and endowments. She received her B.S. in Biological Sciences from the University of California, Santa Barbara in 1982. Ms. Foley is a holder of the CFA designation and a Chartered Investment Counselor. She is also a member of the National Association of Business Economists and the Security Analysts of San Francisco.

New York Life Investment Management LLC ("NYLIM"), founded in 2000, serves as one of the sub-advisors to the Sierra Club Stock Fund. NYLIM is located at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company. As of December 31, 2004, NYLIM and its affiliates managed over $189 billion in assets. NYLIM uses a team-managed approach to manage its portion of the Funds.


The NYLIM team consists of Jeffrey Sanders and Kathy O'Connor. Kathy O'Connor, CFA, Managing Director, manages and conducts equity research for the Sierra Club Stock Fund. Ms. O'Connor is a Director at the New York Society of Security Analysts, and a member of the Association for Investment Management and Research (AIMR). Prior to joining NYLIM in December 2000, Ms. O'Connor was Vice President and Portfolio Manager at Towneley Capital Management, Inc., and held positions with Standish, Ayer & Wood, State Street Bank & Trust Company, and Shearson Lehman. She holds an MBA from Babson College, a BA from University of Massachusetts and a Certificate in Accounting from Northeastern University.





Jeffrey Sanders, CFA, Managing Director, conducts equity research. Prior to joining NYLIM in December 2000, Mr. Sanders was a financial consultant to Towneley Capital Management, Inc., a Vice President at Citicorp specializing in mergers and acquisitions, and a corporate finance associate at Merrill Lynch Capital Markets. He has over 20 years of investment experience, and serves as a member of the Board of Directors of the Idaho Chapter of Investment Analysts. Mr. Sanders holds an MBA from Boise State University, and MS and BS degrees from the California Institute of Technology. He is a member of the Association for Investment Management and Research (AIMR).

..  Forward Legato Fund

Investments in the Fund are allocated equally between three Sub-Advisors. Each Sub-Advisor employs its own investment approach and independently manages its portion of the Fund. The Sub-Advisors manage roughly equal portions of the Forward Legato Fund's assets. A team of professional portfolio managers employed by each Sub-Advisor makes investment decisions for the Fund.

Netols Asset Management ("NAM") serves as one of the Sub-Advisors for the Forward Legato Fund. NAM is a Wisconsin S Corporation. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. As of December 31, 2004, NAM had assets under management of $185 million. Jeffery W. Netols, President and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by NAM. Mr. Netols has been the only portfolio manager at Netols since its inception in September 2000. Prior to founding Netols Asset Management, Mr. Netols was a Portfolio Manager for Putnam Investments.

Conestoga Capital Advisors, LLC ("CCA") serves as one of the Sub-Advisors for the Forward Legato Fund. CCA is a Pennsylvania Limited Liability Company. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2004, CCA had assets under management of $165.5 million. William C. Martindale, Jr., Managing Partner & Chief Investment Officer and Robert M. Mitchell, Managing Partner & Portfolio Manager, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by CCA. Mr. Martindale has been Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Martindale formerly served as CIO of Martindale Andres & Company from 1989 to March 2001. Mr. Mitchell has served as Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Mitchell formerly served as Director of Equity Research and as a Portfolio Manager for Martindale Andres & Company from 1995 to March 2001.


Riverbridge Partners, LLC ("Riverbridge") serves as one of the Sub-Advisors for the Forward Legato Fund. Riverbridge is a Minnesota Limited Liability Company. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July 1987. As of December 31, 2004, Riverbridge had assets under management of $547 million. Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, and Philip W. Dobrzynski, CFA, Principal and Research Analyst, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Riverbridge. Mark A. Thompson co-founded Riverbridge Partners in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge Partners investment disciplines. Rick D. Moulton, CFA, joined Riverbridge Partners in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Moulton is also a client relationship manager for Riverbridge's institutional clients and intermediaries. Additionally, he coordinates the operations, trading and administration efforts at Riverbridge. Dana L. Feick, CFA joined Riverbridge Partners in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Feick has over 18 years of experience in the financial services industry. Philip W. Dobrzynski, CFA, joined Riverbridge Partners in May 1998 and is responsible for securities analysis across all industry sectors.


The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

Hiring Sub-Advisors without Shareholder Approval


The Forward Funds' Board of Directors has authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of the Forward Funds without shareholder approval, subject to obtaining appropriate exemptive relief from the SEC, or pursuant to proposed Rule 15a-5 under the Investment Company Act of 1940. Pursuant to such exemptive relief or proposed Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes. The necessary shareholder approval has been obtained to permit Forward Management to hire, terminate and replace sub-advisors of the Forward International Small Companies Fund and Sierra Club Stock Fund. The necessary shareholder approval with respect to the Forward Hoover Small Cap Equity Fund is being sought. The Board of Directors and the initial shareholder of the Forward Legato Fund authorized Forward Management to hire, terminate and replace sub-advisors of the Forward Legato Fund. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until Rule 15a-5 is adopted or until the Forward Funds apply for and receive exemptive relief from the SEC to permit operations in this manner. There is no assurance that proposed Rule 15a-5 will be adopted or that the Forward Funds will seek or obtain exemptive relief.


Proposed Fund Reorganization


It is anticipated that each Fund will be reorganized during the third quarter of 2005 into a newly created series of the Forward Funds, a Delaware statutory trust. The required director approval for such transaction has been obtained and the required shareholder approval has been obtained with respect to the Forward Hoover Small Cap Equity Fund, Sierra Club Stock Fund and Forward Legato Fund. The required shareholder approval with respect to the Forward International Small Companies Fund is being sought.

                              VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund's net asset value ("NAV"). The NAV of each Fund (and each class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Directors.

The NAV per share of a Fund fluctuates as the market value of the Fund's investments changes. NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. The Fund's assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Directors. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses.

The Forward Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes accurately reflects fair value. The Forward Funds' policy is intended to result in a calculation of the Fund's net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                               PURCHASING SHARES

How to Buy Shares

Class A Shares




Individual investors may purchase Class A shares only through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Funds.


  Minimum Initial Investment Amount:

  .  $2,500 for non-retirement accounts
  . $1,000 for retirement and Coverdell Education Savings accounts . $500 for Automatic Investment Plan investments

  Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are only $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify (the default will be the 20th of each month or the next Business Day if the 20th is not a Business Day). Please telephone (800) 999-6809 if you would like more information.

Subsequent investments for each Fund and class must be for $100 or more unless you have enrolled in the Forward Funds Automatic Investment Plan.
Broker-dealers may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

The maximum sales load on the purchase of Class A shares is 4.75%. The offering price is the net asset value per share plus the front-end sales load, and is calculated as follows:


      ---------------------------------------------------------------------
                                  Sales Charge as a
                                  Percentage of:
      ---------------------------------------------------------------------
        Dollar Amount             Offering          Dealer's Concession (as
        Invested                   Price    N.A.V.  a % of Offering Price)
      ---------------------------------------------------------------------
        Less Than $50,000           4.75%    4.99%           4.25%
      ---------------------------------------------------------------------
        $50,000 to $249,999.99      3.75     3.90            3.25
      ---------------------------------------------------------------------
        $250,000 to $499,999.99     2.75     2.83            2.50
      ---------------------------------------------------------------------
        $500,000 to $999,999.99     2.25     2.30            2.00
      ---------------------------------------------------------------------
        $1,000,000 & Above*         0.00     0.00            0.50
      ---------------------------------------------------------------------

--------------

* If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a CDSC of 0.50%. CDSC waivers are available in certain circumstances. For information regarding available discounts, please see "CDSC Waivers" below.


Reduced Sales Charge for Class A Shareholders: How You Can Minimize Sales
Charges

As noted in the table above, discounts ("breakpoints") are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current or past purchases in any of the Class A shares of the Forward Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Forward Funds that you own, calculated at their historical cost and/or offering price.

1. Increase your initial Class A investment amount to reach a higher discount level.

2. Right of Accumulation - Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.

3. Sign a Letter of Intent - Inform the Fund that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4. Combined Purchase Privilege - Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

    i. An individual or "company," as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

   ii. An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

  iii. A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

   iv. A single purchase for the employee benefit plans of a single employer.

5. Purchases At Net Asset Value - The Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by advisory accounts managed by SEC-registered investment advisors or bank trust departments, employees and other affiliated persons of the Fund or a service provider to the Fund for their own accounts, and under such other conditions and circumstances where, in the Fund's opinion, such a waiver would serve to benefit the Fund and their shareholders.

6. On purchases of $1,000,000 or more, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the offering price from its own assets.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a financial intermediary, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Fund, their transfer agent and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to the Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the investor at the dealer; (b) information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, they may not receive the breakpoints that would otherwise be available to them.

Reinstatement Privilege - An investor who has sold shares of the Fund may reinvest the proceeds of such sale in shares of the Fund within 120 days of the sale, and any such reinvestment will be made at the Fund's then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

The Funds make available free of charge, on the Forward Funds' website at http://www.forwardfunds.com, information regarding reduced sales charges for investors. This information is accessible on the Funds' website by use of hyperlinks in order to make this information easily accessible. (See the SAI for additional information.)

Waiver of Initial Sales Charges

A Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by:

  . Officers, directors, trustees, and employees of Forward Funds, the Investment Advisor and their affiliates.
  . Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Forward Funds and their affiliates.
  . Clients of investment professionals using Forward Funds in fee-based investment products under a signed agreement with Forward Funds.
  . Advisory accounts managed by SEC-registered investment advisors or bank trust departments.
  . Employees of designated asset management firms, other service providers and their affiliates.
  .  Immediate family members of all such persons.
  . Certain qualified plans, including pension funds, endowments, and other institutional funds.
  . Other purchasers under other conditions and circumstances where, in the Fund's opinion, such a waiver would serve to benefit the Fund and their shareholders.

CDSC Waivers

The CDSC will be waived in the following cases:

  . Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
  . Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.
  . Minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the funds.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify us at the time of the redemption request to receive the waiver.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

  .  Name;
  .  Date of birth (for individuals);
  . Residential or business street address (although post office boxes are still permitted for mailing); and
  . Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


Forward Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account or redeeming an investor's shares when an investor's identity is not verified.

                              ABOUT YOUR PURCHASE

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the purchase price will be based on the NAV next determined, but only if the dealer receives the order by the applicable NAV calculation time and transmits it to Forward Funds. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order properly, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Forward Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed based on that day's NAV. An order received after the pricing time on any Business Day is processed based on the NAV determined as of the pricing time on the next Business Day of the Funds.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Forward Funds, the Funds' distributor or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the Forward Funds, Inc.) with a completed and signed Account Application form to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. For a Sierra Club Stock Fund Account Application Form, call (866) 897-5982; for an Account Application for the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund or the Forward Legato Fund, call (800) 999-6809. A completed investment application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Forward Funds reserves the right to refuse any request to purchase shares.

                              EXCHANGE PRIVILEGE


You can exchange your Class A shares of any Forward Fund for shares of the same class of any other Fund that is part of Forward Funds, Inc., or with a money market fund. Please check with Forward Funds to determine which money market funds are available. There are generally no fees for exchanges. However, if you exchange your shares 180 days or less after the purchase date for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund, and 60 days or less for the Sierra Club Stock Fund, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.


You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by a Fund.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Directors or the Advisor to be in the best interests of shareholders, and otherwise consistent with applicable regulations. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                               REDEEMING SHARES


You may redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds' distributor, Forward Funds or their agents and subject to any applicable CDSC and/or redemption fee. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds intends to redeem shares of each Forward Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee in connection with redemptions.



If you sell or exchange your shares within 180 days or less after the purchase date (60 days or less after the purchase date for the Sierra Club Stock Fund), you will be charged a fee of 2.00% of the total redemption amount ("Redemption Fee"). The Redemption Fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. In addition, the Forward Funds hope that the Redemption Fee will discourage short-term trading of shares. Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's NAV.


The Forward Funds' Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds attempt to discourage frequent trading by imposing a Redemption Fee for short-term trading, as described above. The Redemption Fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading, and to provide a general disincentive for such activity. The Redemption Fee is not a sales charge (load) and it will be paid directly to the Funds. The Redemption Fee may not apply in certain circumstances, including the death or disability of a shareholder. In addition, as discussed in greater detail below, the trading activity of the Funds' shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.



The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Forward Management compliance personnel review on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $10,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management conducts periodic sweeps of trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity. The Transfer Agent is to provide periodic reports to Forward Management and the Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Directors will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived, as well as a report concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee. Periodically, the Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such procedures. While the policies and procedures described above have been adapted to attempt to detect and limit trading that is frequent or disruptive to the Funds' operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity.

The Funds outsource the portion of fund operations pertaining to transfer agency to a third-party service provider. These services are currently provided to the Funds under a transfer agency and service agreement with the Transfer Agent. The Transfer Agent is generally responsible for processing day-to-day fund share activity. The Transfer Agent's own policies and procedures for processing fund share transactions play a vital role in implementing the Funds' policy, including administering Redemption Fees, monitoring shareholder trades and flows of money as may be needed to address any large and frequent short-term trading not deterred by Redemption Fees, and addressing any waivers.

Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by wire transfer, telephone or through the Internet.

Medallion Signature Guarantee

A Medallion Signature Guarantee verifies the authenticity of a shareholder's signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agencies, savings associations or other financial institution is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to a shareholder's account are in fact authorized by the shareholder. If the proceeds of a redemption are greater than $50,000, are to be paid to someone other than the registered holder or to other than the shareholder's address of record or if the shares are to be transferred, a Medallion Signature Guarantee is required. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP),

Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participants in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

The Medallion Signature Guarantees are not required for shares when an application is on file with the Transfer Agent, payment is to be made to the shareholder of record at the shareholder's address of record and the proceeds of the redemption are $50,000 or less. The Transfer Agent reserves the right to reject any Medallion Signature Guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by Federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, Forward Funds will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at (800) 999-6809 or by written instructions. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with a Medallion Signature Guarantee to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee of $8.00 will be charged by the Forward Funds and the fee is specified for each Fund in the Expense Table.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.

Forward Funds's Account Application Form provides that neither Forward Management, the Transfer Agent, the Sub-Advisors, Forward Funds, Inc. nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine by the Funds' administrator. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Funds by telephone, you may also mail the redemption request to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

By Mail

To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is P.O. Box 9820, Providence, Rhode Island 02940-9820. The Transfer Agent will require a Medallion Signature Guarantee. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent can not send an overnight shipment to a post office box. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a Medallion Signature Guarantee.

By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank checking account from your Forward Fund account. The Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated checking account or a check will be mailed to the address of record (the default date is the 20th day of each month or the next Business Day if the 20th is not a Business Day). No redemption fee will be imposed on such systematic withdrawals.

Payments to Shareholders

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment or redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission ("SEC") orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of Federal funds. Forward Funds intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.


                             INTERNET TRANSACTIONS

You may purchase and redeem shares of the Forward Funds through the Internet. Please note that to purchase Fund shares through the Internet you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809, or (866) 897-5982 for the Sierra Club Stock Fund, to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Forward Funds' web site at http://www.forwardfunds.com, or http://www.sierraclubfunds.com for the Sierra Club Stock Fund, and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your accounts is also available on the web site.

                  DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Forward Funds has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.35% of the Fund's average daily net assets attributable to Class A shares. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class A shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services for Class A shareholders. Because these fees are paid out of assets attributable to each Fund's Class A shares on an on-going basis, over time these fees will increase the cost of an investment in Class A shares and may cost more than other types of sales charges. Forward Funds has adopted a

Shareholder Service Plan with respect to the Class A shares of each of the Forward Funds. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets attributable to the Class A shares of a Fund.

                              DIVIDENDS AND TAXES


The Forward Hoover Small Cap Equity Fund, Forward Legato Fund and Forward International Small Companies Fund expect to pay dividends of net investment income and capital gain distributions annually. Sierra Club Stock Fund expects to pay dividends of net investment income and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (800) 999-6809 for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund, or (866) 897-5982 for the Sierra Club Stock Fund, or write to us at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.


Federal Taxes

The following information is meant only as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Forward Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution generally will be the same for all of a Fund's shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below.

Dividends attributable to interest are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

  . Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
  . Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
  . A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
  . Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax- deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until you begin making withdrawals from the account. These accounts are subject to complex tax rules. You should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund's shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

                         PORTFOLIO HOLDINGS DISCLOSURE

A description of the Forward Funds' policies and procedures with respect to the disclosure of a Fund's portfolio holdings is available in the Statement of Additional Information.


Forward Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at http://www.forwardfunds.com no sooner than 5 days after the end of that month or calendar quarter, respectively.



Sierra Club Stock Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund's website at http://www. sierraclubfunds.com no sooner than 5 days after the end of that month and each calendar quarter, respectively.


                              GENERAL INFORMATION

Shareholder Communications

You may obtain current price, yield and other performance information on any of the Forward Funds between the hours of 8:30 a.m. and 5:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809 for the Forward Hoover Small Cap Equity Fund, Forward International Small

Companies Fund and Forward Legato Fund, or (866) 897-5982 for the Sierra Club Stock Fund, from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds write to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820, or call toll free at (800) 999-6809 for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund, or (866) 897-5982 for the Sierra Club Stock Fund. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC's website at http://www.sec.gov.

You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Forward Funds' shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Forward Funds are offered only where the sale is legal.

                             FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance and other financial information for the period of the Forward Funds' operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investment in each Fund increased assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, Forward Funds' independent registered public accounting firm, for the years ended December 31, 2001, 2002, 2003 and 2004 and by another independent registered public accounting firm for the prior periods. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Funds' Annual Report which was filed with the Securities and Exchange Commission on March 4, 2005 and is available upon request.



The Forward Legato Fund commenced operations on April 1, 2005 and its shares had not previously been offered. Therefore, the Fund does not have previous financial history. Class A Shares of the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund and the Sierra Club Stock Fund commenced operations May 1, 2005. Therefore, financial highlights shown reflect another class of each Fund. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders when they are prepared.

Financial Highlights


For a Share outstanding throughout the periods presented.





                                                                                 Forward Hoover Small Cap Equity Fund
                                             ----------------------------------------------------------------------------------
                                               Investor    Institutional   Investor    Institutional   Investor   Institutional
                                                Class          Class        Class          Class        Class         Class
                                             ------------  ------------- ------------  ------------- ------------ -------------
                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended  Period Ended
                                             December 31,  December 31,  December 31,  December 31,  December 31, December 31,
                                                 2004          2004          2003          2003          2002       2002/(a)/
                                             ------------  ------------- ------------  ------------- ------------ -------------
Net Asset Value, Beginning of Period           $  16.17       $ 16.31      $  12.05       $12.10       $ 14.78       $ 14.12
Income/(loss) from Operations:
 Net investment income loss                       (0.17)        (0.07)        (0.17)       (0.05)        (0.18)        (0.08)
 Net realized and unrealized gain/(loss) on
  investments                                      3.86          3.88          4.57         4.54         (2.55)        (1.94)
                                               --------       -------      --------       ------       -------       -------
  Total from Operations                            3.69          3.81          4.40         4.49         (2.73)        (2.02)
                                               --------       -------      --------       ------       -------       -------
Less Distributions:
 From capital gains                               (1.41)        (1.41)        (0.28)       (0.28)           --            --
 Tax return of capital                               --            --            --           --            --            --
                                               --------       -------      --------       ------       -------       -------
  Total Distributions:                            (1.41)        (1.41)        (0.28)       (0.28)           --            --
                                               --------       -------      --------       ------       -------       -------
Redemption fees added to paid in capital            -- /+/        -- /+/        -- /+/       -- /+/        -- /+/        -- /+/
                                               --------       -------      --------       ------       -------       -------
Net increase/(decrease) in net asset value         2.28          2.40          4.12         4.21         (2.73)        (2.02)
                                               --------       -------      --------       ------       -------       -------
Net Asset Value, End of Period                 $  18.45       $ 18.71      $  16.17       $16.31       $ 12.05       $ 12.10
                                               ========       =======      ========       ======       =======       =======
Total Return                                      22.77%        23.31%        36.49%       37.08%       (18.47)%      (14.31)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)             $187,230       $10,491      $128,317       $3,926       $91,979       $   214
 Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver                            (1.21)%       (0.76)%       (1.28)%      (0.82)%       (1.30)%       (1.13)*
 Operating expenses including reimbursement/
  waiver                                           1.78%         1.34%         1.83%        1.35%         1.85%         1.85%*
 Operating expenses excluding reimbursement/
  waiver                                           1.80%         1.48%         1.89%        1.74%         1.89%         1.85%*
 Portfolio turnover rate                            207%          207%          190%         190%          147%          147%



                                             -------------------------
                                               Investor      Investor
                                                Class         Class
                                             ------------  ------------
                                              Year Ended    Year Ended
                                             December 31,  December 31,
                                                 2001          2000
                                             ------------  ------------
Net Asset Value, Beginning of Period           $  14.26      $ 12.19
Income/(loss) from Operations:
 Net investment income loss                       (0.14)       (0.11)
 Net realized and unrealized gain/(loss) on
  investments                                      0.75         2.29
                                               --------      -------
  Total from Operations                            0.61         2.18
                                               --------      -------
Less Distributions:
 From capital gains                               (0.09)       (0.11)
 Tax return of capital                              -- /+/        --
                                               --------      -------
  Total Distributions:                            (0.09)       (0.11)
                                               --------      -------
Redemption fees added to paid in capital             --           --
                                               --------      -------
Net increase/(decrease) in net asset value         0.52         2.07
                                               --------      -------
Net Asset Value, End of Period                 $  14.78      $ 14.26
                                               ========      =======
Total Return                                       4.27%       17.88%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)             $115,546      $96,858
 Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver                            (1.04)%      (1.06)%
 Operating expenses including reimbursement/
  waiver                                           1.65%        1.64%
 Operating expenses excluding reimbursement/
  waiver                                           1.99%        1.99%
 Portfolio turnover rate                            140%         183%

--------------
 *Annualized except for total return and portfolio turnover rate.
 /+/Amount represents less than $0.01 per share.
(a)The Forward Hoover Small Cap Equity Fund Institutional Class commenced operations on June 6, 2002.

                  Forward International Small Companies Fund

Financial Highlights
For a Share outstanding throughout the periods presented.


                                                                        Forward International Small Companies Fund
                                    --------------------------------------------------------------------------------------
                                      Investor      Institutional      Investor   Institutional    Retail    Institutional
                                       Class            Class           Class         Class        Class         Class
                                    ------------    -------------    ------------ ------------- ------------ -------------
                                     Year Ended      Year Ended       Year Ended   Year Ended   Period Ended  Year Ended
                                    December 31,    December 31,     December 31, December 31,  December 31, December 31,
                                        2004            2004          2003/(2)/     2003/(2)/      2002*         2002
                                    ------------    -------------    ------------ ------------- ------------ -------------
Net Asset Value, Beginning of
 Period                                $10.39          $ 10.40         $  6.44       $  6.44      $  7.34       $  7.35
Income/(loss) from Operations:
 Net investment income/(loss)            0.05***          0.08***         0.02***       0.04***      0.02***       0.04***
 Net realized and unrealized
  gain/(loss) on investments             2.59             2.61            3.94          3.94        (0.90)        (0.92)
                                       ------          -------         -------       -------      -------       -------
  Total from Operations                  2.64             2.69            3.96          3.98        (0.88)        (0.88)
                                       ------          -------         -------       -------      -------       -------
Less Distributions:
 From net investment income             (0.03)           (0.07)          (0.02)        (0.03)       (0.03)        (0.04)
 From capital gains                     (0.14)           (0.14)             --            --           --            --
                                       ------          -------         -------       -------      -------       -------
  Total Distributions:                  (0.17)           (0.21)          (0.02)        (0.03)       (0.03)        (0.04)
                                       ------          -------         -------       -------      -------       -------
Redemption fees added to paid in
 capital                                 0.01             0.01            0.01          0.01         0.01          0.01
                                       ------          -------         -------       -------      -------       -------
Net increase/(decrease) in net
 asset value                             2.48             2.49            3.95          3.96        (0.90)        (0.91)
                                       ------          -------         -------       -------      -------       -------
Net Asset Value, End of Period         $12.87          $ 12.89         $ 10.39       $ 10.40      $  6.44       $  6.44
                                       ======          =======         =======       =======      =======       =======
Total Return                            25.55%           25.99%          61.64%        61.95%      (11.82)%      (11.87)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)     $9,819          $49,068         $15,981       $26,221      $   312       $22,251
 Ratios to average net assets:
 Net investment income/(loss)
  including reimbursement/waiver         0.47%            0.75%           0.24%         0.49%        0.27%**       0.52%
 Operating expenses including
  reimbursement/waiver                   1.46%/(1)/       1.21%/(1)/      1.45%         1.20%        1.45%**       1.20%
 Operating expenses excluding
  reimbursement/waiver                   2.26%/(1)/       2.12%/(1)/      2.45%         2.20%        2.82%**       2.57%
 Portfolio turnover rate                  175%             175%             52%           52%         133%          133%



                                    --------------------------
                                    Institutional Institutional
                                        Class         Class
                                    ------------- -------------
                                     Year Ended    Year Ended
                                    December 31,  December 31,
                                        2001          2000
                                    ------------- -------------
Net Asset Value, Beginning of
 Period                                $ 10.21       $ 10.25
Income/(loss) from Operations:
 Net investment income/(loss)             0.01          0.00
 Net realized and unrealized
  gain/(loss) on investments             (2.87)         0.71
                                       -------       -------
  Total from Operations                  (2.86)         0.71
                                       -------       -------
Less Distributions:
 From net investment income                 --            --
 From capital gains                      (0.01)        (0.75)
                                       -------       -------
  Total Distributions:                   (0.01)        (0.75)
                                       -------       -------
Redemption fees added to paid in
 capital                                  0.01            --
                                       -------       -------
Net increase/(decrease) in net
 asset value                             (2.86)        (0.04)
                                       -------       -------
Net Asset Value, End of Period         $  7.35       $ 10.21
                                       =======       =======
Total Return                            (27.95)%        6.56%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)     $21,934       $24,214
 Ratios to average net assets:
 Net investment income/(loss)
  including reimbursement/waiver          0.17%        (0.37)%
 Operating expenses including
  reimbursement/waiver                    1.20%         1.20%
 Operating expenses excluding
  reimbursement/waiver                    2.28%         2.66%
 Portfolio turnover rate                   122%          142%

--------------
* Pictet International Small Companies Fund - Retail Class commenced operations on March 5, 2002.
** Annualized except for total return and portfolio turnover rate.
*** Per share numbers have been calculated using the average share method.
/+/ Amount represents less than $0.01 per share.
(1) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.45% and 2.25%, respectively and 1.20% and 2.11% for the Institutional Class, respectively.
(2) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

                            Sierra Club Stock Fund

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                                                     Sierra Club Stock Fund
                                                             ----------------------------------------------------------
                                                                Year Ended        Year Ended   Year Ended   Year Ended
                                                               December 31,      December 31, December 31, December 31,
                                                                   2004              2003         2002         2001
                                                             ------------        ------------ ------------ ------------
Net Asset Value, Beginning of Period                           $ 10.39              $ 7.87      $ 10.32      $ 11.96
Income/(loss) from Operations:
 Net investment income/(loss)                                    (0.05)              (0.05)       (1.15)       (0.02)
 Net realized and unrealized gain/(loss) on investments           1.74                2.57        (1.30)       (1.62)
                                                               -------              ------      -------      -------
   Total from Operations                                          1.69                2.52        (2.45)       (1.64)
                                                               -------              ------      -------      -------
Less Distributions:
 From net investment income                                         --                  --           --           --
 From capital gains                                              (0.09)                 --           --           --
 Tax return of capital                                              --                  --           --           --
                                                               -------              ------      -------      -------
   Total Distributions:                                          (0.09)                 --           --           --
                                                               -------              ------      -------      -------
Redemption fees added to paid in capital                           -- /+/              -- /+/       -- /+/        --
                                                               -------              ------      -------      -------
Net increase/(decrease) in net asset value                        1.60                2.52        (2.45)       (1.64)
                                                               -------              ------      -------      -------
Net Asset Value, End of Period                                 $ 11.99              $10.39      $  7.87      $ 10.32
                                                               =======              ======      =======      =======
Total Return                                                     16.23%              32.02%      (23.74)%     (13.71)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                             $20,201              $8,155      $   518      $25,903
 Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver     (0.70)%             (0.95)%      (0.34)%      (0.15)%
 Operating expenses including reimbursement/waiver                1.70%/(1),(2)/      1.84%        1.86%        1.50%
 Operating expenses excluding reimbursement/waiver                2.70%/(1)/          6.32%        1.96%        1.91%
 Portfolio turnover rate                                            93%                 56%          88%          73%

                                                             ----------
                                                              Year Ended
                                                             December 31,
                                                                 2000
                                                             ------------
Net Asset Value, Beginning of Period                           $ 14.38
Income/(loss) from Operations:
 Net investment income/(loss)                                     0.01
 Net realized and unrealized gain/(loss) on investments          (0.53)
                                                               -------
   Total from Operations                                         (0.52)
                                                               -------
Less Distributions:
 From net investment income                                      (0.01)
 From capital gains                                              (1.89)
 Tax return of capital                                             -- /+/
                                                               -------
   Total Distributions:                                          (1.90)
                                                               -------
Redemption fees added to paid in capital                            --
                                                               -------
Net increase/(decrease) in net asset value                       (2.42)
                                                               -------
Net Asset Value, End of Period                                 $ 11.96
                                                               =======
Total Return                                                     (3.81)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                             $29,833
 Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver      0.06%
 Operating expenses including reimbursement/waiver                1.48%
 Operating expenses excluding reimbursement/waiver                1.79%
 Portfolio turnover rate                                           105%

--------------

(1)The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.

(2)Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%. /+/Amount represents less than $0.01 per share.

FORWARD FUNDS, INC.

Forward Hoover Small Cap Equity Fund
Forward International Small Companies Fund
Sierra Club Stock Fund
Forward Legato Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISORS

Hoover Investment Management Co., LLC
  (Forward Hoover Small Cap Equity Fund)
Pictet International Management Limited
  (Forward International Small Companies Fund)
Harris Bretall Sullivan & Smith L.L.C.
New York Life Investment Management LLC
  (Sierra Club Stock Fund)
Netols Asset Management Inc.
Conestoga Capital Advisors, LLC
Riverbridge Partners, LLC
  (Forward Legato Fund)

ADMINISTRATOR

PFPC Inc.

DISTRIBUTOR

PFPC Distributors, Inc.

COUNSEL

Dechert LLP


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



PricewaterhouseCoopers LLP


CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

PFPC Inc.

WANT MORE INFORMATION?
You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports list the holdings of each Fund, describe each Fund's performance, include the Funds' financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered a part of this Prospectus. The SAI also contains a description of the Fund's policies and procedures for disclosing its holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?
By following one of the four procedures below:

Call or write, and copies will be sent to you free of charge: Forward Funds, Inc. 433 California Street, 11th Floor San Francisco, CA 94104 (800) 999-6809, or (866) 897-5982 for the Sierra Club Stock Fund.

Go to http://www.forwardfunds.com/invest.htm, or http://www.sierraclubfunds.com for the Sierra Club Stock Fund, and download a free copy.

Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below. Public Reference Section of the SEC Washington, D.C. 20549-6009 (202) 942-8090.

Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.

After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-08419

                               FORWARD FUNDS, INC.

                        433 California Street, 11th Floor
                         San Francisco, California 94104
                                 (800) 999-6809

                      Forward Hoover Small Cap Equity Fund
                   Forward International Small Companies Fund
                             Sierra Club Stock Fund
                               Forward Legato Fund

                       Statement of Additional Information

                                dated May 1, 2005


Forward Funds, Inc. ("Forward Funds" or the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers nine investment portfolios. Class A shares of four of the portfolios are discussed in this Statement of Additional Information ("SAI"): Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund (each a "Fund," and collectively the "Funds"). The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Sierra Club Stock Fund also offer Investor Class shares, and the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund also offers Institutional Class shares, pursuant to two separate prospectuses and statements of additional information. There is no assurance that any of the Funds will achieve its objective.


This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds, dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Funds may be obtained free of charge by calling the Distributor at (800) 999-6809 or, (866) 897-5982 for the Sierra Club Stock Fund.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ORGANIZATION OF FORWARD FUNDS, INC.......................................      3
MANAGEMENT OF THE FUNDS..................................................      3
PORTFOLIO HOLDINGS DISCLOSURE............................................     10
INVESTMENT ADVISORY AND OTHER SERVICES...................................     12
INVESTMENT OBJECTIVES AND POLICIES.......................................     30
INVESTMENT RESTRICTIONS..................................................     33
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS...............................     34
PORTFOLIO TRANSACTIONS...................................................     46
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................     47
DETERMINATION OF SHARE PRICE.............................................     51
SHAREHOLDER SERVICES AND PRIVILEGES......................................     52
DISTRIBUTIONS............................................................     52
TAX CONSIDERATIONS.......................................................     53
CALCULATION OF PERFORMANCE DATA..........................................     59
GENERAL INFORMATION......................................................     63
FINANCIAL STATEMENTS.....................................................     64
APPENDIX A...............................................................    A-1

                       ORGANIZATION OF FORWARD FUNDS, INC.

Forward Funds, Inc. is an open-end management investment company, which offers nine investment portfolios. All of the portfolios discussed in this SAI are diversified. The Company was organized as a Maryland corporation on October 3, 1997.


The authorized capital stock of the Company consists of two billion (2,000,000,000) shares of three classes of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into nine series. Each Fund, other than the Forward Legato Fund, currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward International Small Companies Fund and Forward Legato Fund offer a class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. Only Class A shares of the Funds are offered hereby; Investor Class and Institutional Class shares are offered pursuant to a separate prospectus and statement of additional information. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.


The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                             MANAGEMENT OF THE FUNDS

Board of Directors. The Company's Board of Directors oversees the management and business of the Funds. The Directors are elected by Shareholders of the Company. There are currently six directors, four of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisors or otherwise. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below.

NON-INTERESTED DIRECTORS:


                                                                                                   Number of
                                        Term of                                                     Funds
                         Position(s)   Office and                                                   in Fund            Other
                          Held with     Length of                                                   Complex        Directorships
                             the         Time      Principal Occupation(s)                        Overseen by        Held by
Name, Address, and Age*    Company      Served**   During Past Five Years                          Director        Director***
----------------------   -----------   ----------  -------------------------------------------   ------------   ------------------
Kenneth V. Domingues     Director      Since 2003  Financial Consultant, Securities                    9        None
Age: 72                                            Arbitrator, Expert Witness, Estate and
                                                   Trust Administrator (1999-present);
                                                   Technical Consultant to the California
                                                   State Board of Accountancy
                                                   (2002-present); Chief Accountant,
                                                   Division of Investment Management, U.S.
                                                   Securities and Exchange Commission
                                                   (1998-1999); Senior Vice President and
                                                   Chief Financial Officer, Franklin
                                                   Templeton Group, an investment
                                                   management company (1987-1997).

Haig G. Mardikian        Director      Since 1998  Owner of Haig G. Mardikian Enterprises, a           9        None
Age: 57                                            real estate investment business (1971-
                                                   present); a General Partner of M&B
                                                   Development, a real estate investment
                                                   business (1983-present); General Partner of
                                                   George M. Mardikian Enterprises, a real
                                                   estate investment business (1983-2002);
                                                   President and Director of Adiuvana-Invest,
                                                   Inc., a real estate investment business
                                                   (1989-present); Vice Chairman and Trustee
                                                   of the William Saroyan Foundation
                                                   (1992-present); Managing Director of the
                                                   United Broadcasting Company, radio
                                                   broadcasting (1983-2001); Chairman and
                                                   Director of SIFE Trust Fund (1978-2002);
                                                   Director of the Downtown Association of San
                                                   Francisco (1982-present); Director of the
                                                   Market Street Association (1982-present);
                                                   Trustee of the International House,
                                                   University of California at Berkeley
                                                   (2001-present); Trustee of Trinity College
                                                   (1998-present); Trustee of the Herbert
                                                   Hoover Presidential Library (1997-present);
                                                   Trustee of the Herbert Hoover Foundation
                                                   (2002-present); Trustee of the Advisor
                                                   California Civil Liberties Public Education
                                                   Fund (1997-present).

Leo T. McCarthy          Director      Since 1998  President, The Daniel Group, an                     9        Director, Linear
Age: 74                                            investment                                                   Technology
                                                   proprietorship (January 1995-present); and                   Corporation, a
                                                   Director, Accela, Inc., a software                           manufacturing
                                                   company (March 1998-present).                                company (July
                                                                                                                1994-present)

Donald O'Connor          Director      Since 2000  Financial Consultant (1997-present);                9        Trustee of the
Age: 68                                            Retired Vice President of Operations,                        Investment
                                                   Investment  Company Institute ("ICI"), a                     Advisors Series
                                                   mutual fund trade association (May 1969                      Trust (15)
                                                   - June 1993); Executive Vice President                       (1997-present)
                                                   and Chief Operating Officer, ICI Mutual
                                                   Insurance Company, an insurance company
                                                   (1987-1997); Chief, Branch of Market
                                                   Surveillance, Securities and Exchange
                                                   Commission (1964-1969).


* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**   Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:


                                                                                                   Number of
                                        Term of                                                     Funds
                         Position(s)   Office and                                                   in Fund            Other
                          Held with     Length of                                                   Complex        Directorships
                             the         Time      Principal Occupation(s)                        Overseen by        Held by
Name, Address, and Age*    Company      Served**   During Past Five Years                          Director        Director***
----------------------   -----------   ----------  -------------------------------------------   ------------   ------------------
J. Alan Reid, Jr.***     President,    Since 2001  President of Forward Management, LLC, an          9          Director of
                         Director                  investment advisor ("Forward                                 FOLIOfn., Director
Age: 42                                            Management," formerly known as Webster                       of Legato Capital
                                                   Investment Management Co., LLC) (April                       Management, an
                                                   2001-present); President, ReFlow                             investment
                                                   Management, an investment services                           management company
                                                   company (2001-present); President,                           (2004-present)
                                                   Sutton) Place Management, a human
                                                   resources service company
                                                   (2001-present); Senior Vice President,
                                                   Director of Business Delivery, Morgan
                                                   Stanley Online, a financial services
                                                   company (1999-2001); Vice President of
                                                   the Board of Directors of Centerpoint, a
                                                   public health and welfare organization
                                                   (January 1997-present); Advisory Board
                                                   Member, Finaplex, a sofware company
                                                   (2002-present); Advisory Board of
                                                   SunGard Expert Solutions (1998 to
                                                   present).

DeWitt F. Bowman*****    Director      Since 2000  Principal, Pension Investment                      9         Trustee, Brandes
Age: 74                                            Consulting, a consulting company                             Inst. International
                                                   (February 1994-present); Trustee Pacific                     Fund, a mutual fund
                                                   Gas & Electric NDT, a nuclear                                (May 1994 to
                                                   decommissioning trust (March 1994 to                         present); Director,
                                                   present); Interim Treasurer and Vice                         Dresdner/RCM
                                                   President for Investments, Regents of                        Global Funds
                                                   the University of California (September                      (December 1995 to
                                                   2000-April 2001); Treasurer, Edgewood                        March 2002);
                                                   Center for Children and Families, a                          Trustee, PCG
                                                   non-profit care center (March 1994 to                        Private Equity Fund
                                                   March 2004); Treasurer, Pacific Pension                      (May 1998 to
                                                   Institute, a non-profit education                            present); Director,
                                                   organization (June 1994 to June 2002);                       RREEF America
                                                   Director, Episcopal Dioceses of                              REIT (May 1994 to
                                                   California, a non-profit religious                           present); Director,
                                                   organization (June 1994 to present).                         RREEF America III
                                                                                                                REIT (December
                                                                                                                2002 to present);
                                                                                                                Trustee, Sycuan
                                                                                                                Funds (September
                                                                                                                2003 to present);
                                                                                                                Trustee, Wilshire
                                                                                                                Mutual Funds
                                                                                                                (March 1996 to
                                                                                                                present).


----------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**   Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.
***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided, or in the future may provide, consulting services to Forward Management, LLC.

OFFICERS:


                                                                                             Number of Funds
                        Position(s)  Term of Office                                          in Fund Complex
                       Held with the  and Length of    Principal Occupation(s) During Past     Overseen by   Other Directorships
Name, Address, and Age    Company     Time Served*                 Five Years                    Director      Held by Director
---------------------- ------------- -------------- ---------------------------------------- --------------- -------------------
Jeremy Deems           Treasurer     Since 2004     Chief Financial Officer at Forward             N/A               N/A
433 California Street                               Management since 2004; Controller at
11th Floor                                          Forward Management (2000-2004).
San Francisco, CA
   94104
Age: 28

Mary Curran            Chief         Since 2004     General Counsel at Sutton Place                N/A               N/A
433 California Street  Compliance                   Management since 2002; General Counsel
San Francisco, CA      Officer                      at Morgan Stanley Online (1997-2002)
   94104
Age: 57

Lori V. O'Shaughnessy  Secretary     Since 2003     Vice President and Counsel at PFPC Inc.        N/A               N/A
4400 Computer Drive                                 since 2004; Associate Counsel at PFPC
Westborough, MA 01581                               Inc. (2002-2004) Associate Counsel at
Age: 33                                             Investors Bank & Trust Company, a
                                                    financial service provider (2001-2002);
                                                    Manager in the Regulatory Administration
                                                    Department of PFPC Inc. (1998-2001).


* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

The Board of Directors has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees.

The Audit Committee consists of four members: Messrs. Domingues, Mardikian, McCarthy and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Company's financial records and internal accounting controls and acting as the principal liaison between the Board and the Company's independent auditors. During the fiscal year ended December 31, 2004 the Audit Committee convened four times.


The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Directors (including considering written nominations from shareholders delivered to the Company at its address on page 9). During the fiscal year ended December 31, 2004, the Nominating Committee did not convene.


The Pricing Committee consists of five members: Messrs. Bowman and O'Connor, as well as Mark Guadagnini, Roger Edelen and Mary Curran. The Pricing Committee, in conjunction with the Investment Advisor and Sub-Advisors, is responsible for determining the fair value and market value of the Fund's securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2004, the Pricing Committee convened three times.

The Funds pay two of the non-interested Directors $3,625 each per regular meeting and $1,500 each for each special meeting attended in person. One non-interested Director who serves as Chairman of the Board of Directors receives $4,000 per regular meeting and $1,500 for each special meeting attended in person. One non-interested Director who serves as Chairman of the Audit Committee receives $4,500 per regular meeting and $1,500 for each special meeting attended in person. One interested Director also receives $3,625 per regular meeting and $1,500 for each special meeting attended in person. The other interested Director does not receive any compensation by the Funds. Directors receive half of the respective fee if they participate in either a regular, special or committee meeting by telephone rather than in person. Officers of the Funds and Directors who are affiliated persons of the Funds, Investment Advisor or sub-advisors do not receive any compensation from the Funds or any other funds managed by the Investment Advisor or sub-advisors. As of December 31, 2004 the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

                       Information as of December 31, 2004

NON-INTERESTED DIRECTORS:


                                                                                                  Aggregate Dollar Range of
                                                                                                   Equity Securities in All
                                                                                                    Registered Investment
                                                                                                    Companies Overseen by
                                                                        Dollar Range of Equity      Director in Family of
Name of Director                             Fund                      Securities in the Funds*      Investment Companies
----------------          ------------------------------------------   ------------------------   -------------------------
Kenneth V. Domingues      Forward Hoover Small Cap Equity Fund                     C                           E
                          Forward International Small Companies Fund               D
                          Forward Legato Fund/1/                                   A
                          Sierra Club Stock Fund                                   A

Haig G. Mardikian         Forward Hoover Small Cap Equity Fund                     C                           D
                          Forward International Small Companies Fund               A
                          Forward Legato Fund/1/                                   A
                          Sierra Club Stock Fund                                   C

Leo T. McCarthy           Forward Hoover Small Cap Equity Fund                     C                           C
                          Forward International Small Companies Fund               A
                          Forward Legato Fund/1/                                   A
                          Sierra Club Stock Fund                                   A

Donald O'Connor           Forward Hoover Small Cap Equity Fund                     E                           E
                          Forward International Small Companies Fund               A
                          Forward Legato Fund/1/                                   A
                          Sierra Club Stock Fund                                   A

INTERESTED DIRECTORS:


                                                                                                  Aggregate Dollar Range of
                                                                                                   Equity Securities in All
                                                                                                    Registered Investment
                                                                                                    Companies Overseen by
                                                                        Dollar Range of Equity      Director in Family of
Name of Director                               Fund                    Securities in the Funds*      Investment Companies
----------------          ------------------------------------------   ------------------------   -------------------------
J. Alan Reid, Jr.         Forward Hoover Small Cap Equity Fund                     E                          E
                          Forward International Small Companies Fund               C
                          Forward Legato Fund/1/                                   A
                          Sierra Club Stock Fund                                   C

DeWitt F. Bowman          Forward Hoover Small Cap Equity Fund                     A                          A
                          Forward International Small Companies Fund               A
                          Forward Legato Fund/1/                                   A
                          Sierra Club Stock Fund                                   A


*    Key to Dollar Ranges
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000


/1/  The Forward Legato Fund commenced operations on April 1, 2005.


No Director who is not an interested person of the Company owns any securities of Forward Management, LLC, any of the Sub-Advisors (as defined herein), PFPC Distributors, Inc. or their affiliates.

            Compensation Received From Funds as of December 31, 2004


                                           Pension or                             Total
                          Aggregate        Retirement                         Compensation
                        Compensation   Benefits Accrued    Estimated Annual   From Company
                          From the     As Part of Funds'     Benefits Upon      and Fund
Name and Position          Company          Expenses          Retirement         Complex
-----------------       ------------   -----------------   ----------------   ------------
J. Alan Reid, Jr.          $     0             $0                 $0            $     0
   Director*
DeWitt Bowman,             $14,500             $0                 $0            $14,500
   Director*
Kenneth V. Domingues,      $16,250             $0                 $0            $16,250
   Director
Haig G. Mardikian,         $15,250             $0                 $0            $15,250
   Director
Leo T. McCarthy,           $14,500             $0                 $0            $14,500
   Director
Donald O'Connor,           $14,500             $0                 $0            $14,500
   Director


*    Interested

                          PORTFOLIO HOLDINGS DISCLOSURE

Publicly Available Information/Mandatory Disclosure

The Funds, or their duly authorized service providers, may publicly disclose holdings of all Forward Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of a Fund's completed purchases and sales (sometimes referred to as the "trade commentary") may only be made available simultaneously or after the public disclosure of a Fund's portfolio holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof, as duly documented with the Funds.

Confidential Dissemination of Portfolio Holdings

The Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings ("Disclosure Policies"). The Disclosure Policies provide that it is the policy of the Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

The Funds may disclose, under Conditions of Confidentiality, portfolio holdings before their public disclosure is required or authorized to service providers and mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Such holdings are released under conditions of confidentiality. "Conditions of Confidentiality" means that:

(a) the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information as discussed below; and

(b) the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds' Chief Compliance Officer.

The Funds' Directors will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders and its investment advisor, sub-advisors, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of the entities with which Forward has ongoing arrangements to provide portfolio holdings information, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1. Bloomberg - Monthly with a 30 day delay for all the Forward Funds except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, for which portfolio holdings information is released quarterly with no delay.

2. Morningstar, Inc., Standard & Poor's and The Thomson Corporation - Monthly with a 30 day delay for all the Forward Funds except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, for which portfolio holdings information is released monthly with no delay.

3. Lipper Analytical Services, Inc. - Monthly with a 4 day delay.

4. Vestek - Monthly with no delay.

5. FactSet Research Systems Inc. - Daily for all Funds with no delay.

6. The Funds' custodian, Brown Brothers Harriman & Co., and applicable sub-advisors - Monthly with no delay.

7. RRDonnelley financial printer - information is disclosed with no delay in order to prepare Form N-Q and the annual and semi-annual reports.

The Funds monitor the use by such third party recipients of non-public portfolio holdings information by requiring those recipients to provide to the Funds annual certifications that the information has been used only pursuant to the terms of the confidentiality agreement between the recipient and the Investment Advisor. In addition, acceptance by third parties who receive the information electronically constitutes reaffirmation that the third party will maintain the disclosed information in confidence and not trade portfolio securities based on the nonpublic information.

Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund's portfolio before disclosure of portfolio holdings is required as discussed above, provided that the information has been publicly disclosed (via the Funds' website or otherwise):


..    Top Ten Holdings. Top Ten holdings and the total percentage of the Fund such aggregate holdings represent.


..    Sector Holdings. Sector information and the total percentage of the Fund held in each sector.
..    Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund's ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Investment Advisor/Sub-Advisors of the Funds may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Investment Advisor/Sub-Advisors of the Funds may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

The Funds' Board of Directors and the Funds' Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities.)

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Funds' portfolio holdings disclosure procedures involves a conflict of interest between the Funds' shareholders and the Funds' Advisor, Sub-Advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent directors or a majority of a Board committee consisting solely of independent directors approves such disclosure. The Funds, the Investment Advisor and the Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Violations of the Disclosure Policies must be reported to the Funds' Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Funds' Board of Directors, as required by Rule 38a-1.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisors. Forward Management, LLC ("Forward Management" or the "Investment Advisor") serves as the Investment Advisor to each Fund. Forward Management is a registered investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Broderick Management LLC ("Broderick"), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management's securities. Broderick is wholly-owned by Gordon Getty. Broderick was organized as a Delaware Limited Liability Company on December 5, 1997. Sutton Place Management, LLC is an affiliate of the Funds who is also an affiliate of the Investment Advisor because it serves as an administrative service company to Broderick and its subsidiaries.


The Sierra Club Stock Fund is designed to provide investment alternatives that are consistent with the principles and standards of the Sierra Club and to support Sierra Club's work in protecting our planet. The Sierra Club works with the Investment Advisor to create a list of securities that meet these principles and standards. The Investment Advisor has agreed to pay an annual fee to the Sierra Club in return for its services in creating this list and for use of the Sierra Club's trademark. This fee is assessed using the following schedule: (i) for calendar year 2004, the Investment Advisor paid to the Sierra Club an amount equal to 0.12% of the net assets of the Sierra Club Stock Fund that are managed by the Investment Advisor; (ii) on January 1, 2005, the Investment Advisor paid the same 0.12% fee on all retained assets that were under management in the first year. A higher 0.15% fee will be paid on the net new assets gathered during 2005; and (iii) for 2006, a fee of 0.12% will be paid on all the retained assets from the first year, a 0.15% fee will be paid on all the retained assets from 2005 and a 0.20% fee will be paid on the net new assets gathered during 2006 and subsequent years.

All amounts paid by the Investment Advisor may be used by the Sierra Club to support its goals and programs.

Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company's Board of Directors but has delegated this authority to sub-advisors for each Fund. It also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed each Fund, other than the Forward International Small Companies Fund, since inception. On December 23, 2003, Forward Management replaced Pictet International Management Limited ("Pictet") as Investment Advisor to the Forward International Small Companies Fund. The nine portfolios of the Company , along with three portfolios contained in a separate registered investment company, are its principal investment advisory clients. Daily investment decisions are made by the sub-advisor(s) to each Fund, whose investment experience is described below. (Forward Management is referred to herein as "Investment Advisor" or "Advisor" and the sub-advisors are referred to herein as "Sub-Advisors").


The Forward Hoover Small Cap Equity Fund. Forward Management has engaged the services of Hoover Investment Management Co., LLC ("Hoover") to manage the assets of the Forward Hoover Small Cap Equity Fund on a day- to-day basis. Hoover is a registered investment advisor under the Advisers Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2004, Hoover served as an investment advisor or investment Sub-Advisor to 33 separate accounts with assets of $1.047 billion under management. Hoover focuses in the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. Hoover invests in profitable cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the managing member and founder of Hoover. As of December 31, 2004, Irene Hoover owned 79.5% of the firm and Forward Management owned 10%.


The Forward International Small Companies Fund. Forward Management has engaged the services of Pictet International Management Limited ("Pictet")to act as Sub-Advisor for the Forward International Small Companies Fund. Pictet was established in 1980 and as of December 31, 2004 had approximately $1.276 billion of assets under management for more than 21 accounts. Pictet International Management Limited forms part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2004, Pictet & Cie managed approximately $113 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by nine partners.

Sierra Club Stock Fund. Forward Management has engaged the services of Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") to act as Sub-Advisors for a portion of the Sierra Club Stock Fund's portfolio. Harris Bretall, founded in 1971, is a registered investment advisor under the Advisers Act, is located at One Sansome Street, Suite 3300, San Francisco, California 94014. As of December 31, 2004, Value Asset Management, Inc. owned a controlling interest in the firm. Value Asset Management, Inc. is a holding company that owns investment advisory businesses. As of December 31, 2004, Harris Bretall managed over $2.1 billion in equity, balanced, fixed-income and socially responsible assets.

Forward Management has also engaged the services of New York Life Investment Management LLC ("NYLIM") to act as the Sub-Advisor for a portion of the Sierra Club Stock Fund's portfolio. NYLIM, founded in 2000, is a registered investment advisor under the Advisers Act and is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. New York Life Investment Management LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings which, in turn, is a wholly-owned subsidiary of New York Life Insurance Company. New York Life Insurance Company is a mutual insurance company founded in 1845. As of December 31, 2004, NYLIM and its affiliates managed over $189 billion in assets.


Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund and its Sub-Advisor was Garzarelli Investment Management, LLC. From December 16, 2002 to January 1, 2003, the Sierra Club Stock Fund was known as the Forward U.S. Equity Fund and its Sub-Advisor was Affinity Investment Advisors, LLC. In addition, prior to March 2000, the Fund was known as the U.S. Equity Fund and its Sub-Advisor was Barclays Global Fund Advisors.

The Forward Legato Fund. Forward Management has engaged Netols Asset Management Inc. ("NAM"), a Wisconsin S Corporation, to serve as one of the Sub-Advisors to the Forward Legato Fund pursuant to a sub-advisory agreement. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. NAM was founded in September 2000. Jeffrey Netols is a control person of NAM, one of the sub-advisors of the Forward Legato Fund. As of December 31, 2004, Mr. Netols owned 100% of NAM. As of December 31, 2004, NAM had assets under management of $185 million.

Forward Management has engaged Conestoga Capital Advisors, LLC ("CCA"), a Pennsylvania Limited Liability Company, to serve as one of the Sub-Advisors to the Forward Legato Fund pursuant to a sub-advisory agreement. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2004, William C. Martindale, Jr. and W. Christopher Maxwell each owned 33.01% of CCA. As of December 31, 2004, CCA had assets under management of $165.5 million.

Forward Management has engaged Riverbridge Partners, LLC ("Riverbridge"), a Minnesota Limited Liability Company, to serve as one of the Sub-Advisors to the Forward Legato Fund pursuant to a sub-advisory agreement. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July of 1987. As of December 31, 2004, no entity or individual owned 25% or more of Riverbridge. As of December 31, 2004, Riverbridge had assets under management of $547 million.

Investment Management and Sub-Advisory Agreements. Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:

Forward Hoover Small Cap Equity Fund         1.05%

Forward International Small Companies Fund   1.00%

Sierra Club Stock Fund                       1.00%

Forward Legato Fund                          1.00% up to $500 million
                                             0.85% over $500 million

The Investment Advisor compensates each Sub-Advisor out of the Investment Advisor's revenues. Neither the Investment Advisor nor the Sub-Advisors are required to furnish any personnel, overhead items or facilities for the Company. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the respective Funds.

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years:

                                                   Gross Advisory   Fees Waived by
                                                    Fees paid by        Forward      Net Advisory Fees
                                                        Fund          Management            Paid
                                                   --------------   --------------   -----------------
Fiscal Year Ended December 31, 2004
Forward Hoover Small Cap Equity Fund                 $1,584,021       $ (43,565)        $1,540,456
Forward International Small Companies Fund/1/, +     $  430,410       $(379,991)        $   50,419
Sierra Club Stock Fund/2/                            $  133,000       $(133,000)        $       --
Forward Legato Fund/3/                                       --              --                 --

Fiscal Year Ended December 31, 2003
Forward Hoover Small Cap Equity Fund                 $1,126,681       $ (73,040)        $1,053,641
Forward International Small Companies Fund/1/, +     $  370,627       $(370,627)                --
Sierra Club Stock Fund/2/                            $   39,812       $ (39,812)                --
Forward Legato Fund/3/                                       --              --                 --

Fiscal Year Ended December 31, 2002
Forward Hoover Small Cap Equity Fund                 $1,144,141       $ (48,158)        $1,095,983
Forward International Small Companies Fund/1/, +     $  227,707       $(227,707)                --
Sierra Club Stock Fund/2/                            $  178,306       $(109,507)        $  106,744
Forward Legato Fund/3/                                       --              --                 --


/1/ On December 23, 2003, shareholders of the Retail and Institutional Shares of Pictet International Small Companies Fund approved a Plan of Reorganization whereby they received Investor and Institutional Shares of Forward International Small Companies Fund. Advisory fees paid by Pictet International Small Companies Fund for the fiscal year ended December 31, 2002 and prior to December 23, 2003 for fiscal year ended December 31, 2003 were paid to Pictet International Management Limited.
/2/ Prior to January 1, 2003, Affinity Investment Advisors, LLC served as Sub-Advisor to the Forward U.S. Equity Fund (currently the Sierra Club Stock Fund) and received payments under the Interim Investment Sub-Advisory Agreement. Prior to January 1, 2003, Affinity Investment Advisors, LLC was paid an annual Sub-Advisory fee by Forward Management of 0.55% on the first $100 million of average net assets, 0.50% on the next $400 million of average net assets and 0.45% on average net assets over $500 million. Prior to December 16, 2002, Garzarelli Investment Management, LLC served as Sub-Advisor to the Forward Garzarelli U.S. Equity Fund (currently the Sierra Club Stock Fund) and received payments under the Investment Sub-Advisory Agreement. Prior to December 16, 2002, Garzarelli Investment Management, LLC was paid an annual sub-advisory fee by Forward Management 0.55% on the first $100 million of average net assets, 0.50% on the next $400 million of average net assets and 0.45% on average net assets over $500 million.


/3/  The Forward Legato Fund commenced operations on April 1, 2005.


+ The Investment Advisor did not reimburse any expenses for the fiscal years ended December 31, 2004, for the Forward International Small Companies Fund. Pictet, the investment advisor to the Pictet International Small Companies Fund, the predecessor fund of the Forward International Small Companies Fund, reimbursed expenses for the fiscal years ended December 31, 2003 and December 31, 2002 in the amount of $831 and $84,903, respectively.

For the services provided pursuant to their Sub-Advisory Agreements with Forward Management, each Sub-Advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the respective funds:

Forward Hoover Small Cap Equity Fund/1/      0.70% up to $100 million
                                             0.60% over $100 million

Forward International Small Companies Fund   0.65%

Sierra Club Stock Fund/2/                    0.45% up to $100 million
                                             0.40% next $150 million
                                             0.35% next $250 million
                                             0.30% over $500 million

Forward Legato Fund/2/                       0.60% up to $500 million
                                             0.50% over $500 million

/1/ Prior to January 1, 2002, the annual rate was: 0.80% up to $500 million and 0.70% on assets over $500 million. From January 1, 2002 to December 31, 2002, the annual rate was: 0.70% on all assets.
/2/ In the case of the Sierra Club Stock Fund and Forward Legato Fund, the fee each Sub-Advisor receives from Forward Management is based on the average daily net assets of the Fund allocated to such Sub-advisor.

In its most recent initial approval or approval of continuation of the Company's Investment Management Agreement and respective Sub-Advisory Agreements (the "Agreements") in December 2004, the Board of Directors of the Company, including a majority of the Directors who are not parties to the Agreements, considered a number of factors. In determining whether to approve each Agreement, the Directors considered the estimated fees and expenses to be paid by the Funds and those paid by comparable funds, the costs of providing these services, and the profitability or estimated profitability of Forward Management and the Sub-Advisors due to their relationships with the Funds. The Directors also considered the nature and quality of services provided under the Agreements, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Directors also considered the relationships among Forward Management, the Sub-Advisors, and their affiliates, including any collateral benefits received by Forward Management, the Sub-Advisors and their affiliates due to their relationships with the Funds. The Directors also considered the representations of Forward Management and the Sub-Advisors concerning staffing, capabilities and methodologies applied in managing the Funds. Upon completion of the Board's review and discussion, the Directors concluded that the nature of the services provided under the Agreement is of high quality, and the investment advisory fees payable to Forward Management and the Sub-Advisors under the Agreements are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Agreements for one year.

Each Investment Management or Sub-Advisory Agreement will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the respective Fund's outstanding shares, as applicable, voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Investment Advisor or any Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

Each such Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by such Advisor. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


As described in the Prospectus, the Investment Advisor has agreed to limit through January 1, 2006 for Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, and Sierra Club Stock Fund and May 1, 2006 for Forward Legato Fund, the total expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) of the Class A shares of each of the Funds to an annual rate of 1.78% for Forward Hoover Small Cap Equity Fund and Forward International Small Companies Fund, 1.69% for Sierra Stock Fund and 1.89% for Forward Legato Fund. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by a Fund to the Investment Advisor will not cause the Fund's expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred. There is no assurance that these expense limitations will be continued beyond January 1, 2006 and May 1, 2006, respectively.


Portfolio Managers.

The Forward Hoover Small Cap Equity Fund. Irene Hoover, the managing member and founder of Hoover, is responsible for the day-to-day management of the Forward Hoover Small Cap Equity Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Hoover managed as of December 31, 2004:

                                                              Number of Accounts
                                   Number of                   Managed for which   Assets Managed for
                                    Accounts   Total Assets     Advisory Fee is    which Advisory Fee
         Type of Account            Managed       Managed      Performance-Based   is Performance-Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies         2      $229,600,000            0                    $0
Other pooled investment vehicles        1      $  9,900,000            0                    $0
Other accounts                         30      $807,300,000            0                    $0


Hoover does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Hoover performs investment management services for various types of clients. Hoover has adopted a trading aggregation and allocation policy to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The policy covers the procedures for the aggregating of orders for all accounts buying or selling a security on a particular day and the allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it will be allocated proportionately based on the allocation determination unless the amount acquired within the desired price range is too small, in the portfolio manager's discretion, to make proportionate allocation appropriate.

In addition, Hoover has adopted a Code of Ethics that governs the personal securities trading activities of all Hoover employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.


Ms. Hoover's compensation consists of a base salary plus her share of the firm's annual net income based upon her ownership percentage. She is also eligible to participate in Hoover's 401(k) plan.

The Forward International Small Companies Fund. Pictet constructs the portfolio using a team approach. Nils Francke, Team Head, Michael McLaughlin, Senior Investment Manager, Philippe Sarreau, Senior Investment Manager, Justin Hill, Senior Investment Manager, and Richard Williamson, Senior Investment Manager are the five portfolio managers with the most significant responsibility for the day-to-day management of the Forward International Small Companies Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Francke, McLaughlin, Sarreau, Hill, and Williamson managed as of December 31, 2004:

                                                                 Number of Accounts
                                   Number of                      Managed for which    Assets Managed for
                                    Accounts     Total Assets      Advisory Fee is     which Advisory Fee
         Type of Account            Managed        Managed        Performance-Based   is Performance-Based
--------------------------------   ---------   ---------------   ------------------   --------------------
Registered Investment Companies        3       $194,843,310.02            0                    $0
Other pooled investment vehicles       1       $ 44,004,321.50            0                    $0
Other accounts                         2       $432,576,397.74            0                    $0

Potential conflicts of interests or duties may arise because Pictet engages in regulated activities for other clients. Pictet may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees.

If any conflict or potential conflict arises, Pictet seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and Pictet uses its best efforts to obtain fair treatment of the Fund. In addition, Pictet employees are required to adhere to the Pictet's code of practice concerning personal dealings.

For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 50-60% of the total compensation package - the remaining percentage is structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, Pictet uses Balanced sScorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of Pictet's business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment performance, clients, financials, process and innovation and people and skills.


Sierra Club Stock Fund.


Harris Bretall

Harris Bretall uses a team-managed approach to manage the portion of the Fund's portfolio that is managed by Harris Bretall. The Harris Bretall team is led by Susan Foley, CFA, senior portfolio manager.

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Foley managed as of December 31, 2004:

Susan Foley

                                                              Number of Accounts
                                   Number of                   Managed for which    Assets Managed for
                                    Accounts   Total Assets     Advisory Fee is     which Advisory Fee
         Type of Account            Managed       Managed      Performance-Based   is Performance-Based
--------------------------------   ---------   ------------   ------------------   --------------------
Registered Investment Companies         2      $ 66,500,000            0                    $0
Other pooled investment vehicles        0      $          0            0                    $0
Other accounts                        270      $210,000,000            0                    $0

The need to allocate investment opportunities very rarely occurs. When it becomes necessary, the opportunity is allocated proportionately among all clients where the investment is appropriate. No client account will be favored over any other client account, and in particular, Harris Bretall will not favor its private fund clients or its registered investment company clients.

As a principal and shareholder of the firm, Ms. Foley's compensation consists of a fixed salary, distributions on her equity to the extent distributions are paid and the value of her equity. To the extent the success of the Fund affects the profitability of the firm, it indirectly affects Ms. Foley's compensation.

NYLIM

NYLIM uses a team-managed approach to manage the portion of the Fund's portfolio that is managed by NYLIM. The team is managed by Kathy O'Connor, CFA, Managing Director. Jeffrey Sanders, CFA, Managing Director, conducts equity research.
The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Sanders and Ms. O'Connor managed as of December 31, 2004:

Kathy O'Connor

                                                        Number of         Assets
                                                         Accounts       Managed for
                                                       Managed for         which
                                                          which        Advisory Fee
                          Number of                  Advisory Fee is        is
                           Accounts   Total Assets     Performance-    Performance-
    Type of Account        Managed       Managed          Based            Based
-----------------------   ---------   ------------   ---------------   ------------
Registered Investment
   Companies                   4      $382,059,604          0                $0
Other pooled investment
   vehicles                    0      $          0          0                $0
Other accounts                14      $441,044,971          0                $0

Jeffrey Sanders

                                                        Number of         Assets
                                                         Accounts       Managed for
                                                       Managed for         which
                                                          which        Advisory Fee
                          Number of                  Advisory Fee is        is
                           Accounts   Total Assets     Performance-    Performance-
    Type of Account        Managed       Managed          Based            Based
-----------------------   ---------   ------------   ---------------   ------------
Registered Investment
   Companies                  3       $360,571,870          0                $0
Other pooled investment
   vehicles                   0       $          0          0                $0
Other accounts                0       $          0          0                $0

NYLIM provides investment services to other private accounts including, but not limited to, insurance company affiliated accounts, mutual funds and corporations. The accounts it manages generally tend to have similar investment parameters as the Funds. For example, NYLIM has accounts with the same investment parameters as those of the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, although not with the same socially responsible screening constraints. Any purchases or sales of securities being made by a Fund, may also be made for other accounts managed by the Sub-Advisor. All such transactions will be allocated pro rata in accordance with the Sub-Advisor's Aggregation and Allocation Policies and Procedures. Currently, all Equity Investors Group client accounts have long-only strategies.

To address potential conflicts of interest between the clients and the advisor NYLIM has developed policies and procedures to help guide the portfolio managers when they are faced with a conflict. The policies and procedures created include: Code of Ethics with respect to personal trading, and Aggregation and Allocation with respect to trading costs and investment opportunities.

NYLIM's compliance department and the portfolio management supervisors monitor for conflicts on a daily basis through the preparation and review of daily trade packages. The daily trade packages require the portfolio management supervisor to review the prior day's transactions for unfair treatment in allocations across client accounts. The NYLIM Investment Committee conducts additional reviews of client portfolios. The NYLIM Investment Committee reviews similarly benchmarked accounts to ensure that no account is disadvantaged.

In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

An employee's total compensation package, i.e., salary, annual and long-term incentives, is reviewed periodically to ensure it is competitive relative to the external marketplace.

Annual Incentive Plan

The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. NYLIM Company Performance is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow.

Long-term Incentive Plan

The Partner Equity Plan awards both Partner (Phantom) Options and Partner (Phantom) Shares to eligible employees (Director and above), and is designed to reward growth in Company value. Awards are made in a 2:1 options to stock ratio.

Forward Legato Fund

Netols Asset Management Inc. Jeffery W. Netols, President and Portfolio Manager of NAM, is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by NAM. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Netols managed as of December 31, 2004:

                                                              Number of Accounts
                                   Number of                   Managed for which    Assets Managed for
                                   Accounts    Total Assets     Advisory Fee is     which Advisory Fee
         Type of Account            Managed       Managed      Performance-Based   is Performance-Based
--------------------------------   ---------   ------------   ------------------   --------------------
Registered Investment Companies        2       $ 57,000,000            0                    $0
Other pooled investment vehicles       2       $101,000,000            0                    $0
Other accounts                        24       $ 27,000,000            0                    $0


NAM does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Fund. Because NAM portfolio managers generally manage multiple accounts with similar investment objectives and strategies, NAM has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. Where NAM seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, NAM attempts to allocate securities and advisory recommendations among the Fund and other clients on a pro rata basis. It is expected that this policy will be applied consistently. However, NAM may deviate from this policy if the standard method of aggregating or allocating trades as described in NAM's policy would result in unfair or inequitable treatment to some or all of its clients. Trades in NAM accounts that direct the firm to use a specific broker-dealer to execute trades will generally be placed after trades in free accounts have been completed. However, if NAM deems time to be of the essence in executing a purchase or a sale in a directed-brokerage account and NAM determines such trade will not negatively impact its free trades, NAM may execute a directed brokerage trade at the same time it executes trades in free accounts. Client-directed brokerage accounts will be traded in a systematic rotational order, as determined by the NAM trader placing the trade. Potential bases for deviating from the standard policy include:

     . A determination that time is of the essence in executing directed-brokerage trades, as described above;
     .    Cash limitations or excess cash;
     .    Client direction or requirement to raise cash in an account;
     .    Account-specific investment restrictions;
     .    Specific overriding client instructions;
     . Investment not suitable for (or consistent with) known client preferences; or
     .    Common sense and equitable adjustments.


Since Mr. Netols is 100% owner of NAM, his compensation is based on the profitability of the firm.

Conestoga Capital Advisors, LLC. William C. Martindale, Jr., Managing Partner & Chief Investment Officer of CCA and Robert M. Mitchell, Managing Partner & Portfolio Manager of CCA, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by CCA. The below tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Martindale and Mr. Mitchell managed as of December 31, 2004:


William C. Martindale

                                                                         Number of Accounts
                                       Number of                         Managed for which         Assets Managed for
                                        Accounts       Total Assets       Advisory Fee is          which Advisory Fee
Type of Account                         Managed          Managed         Performance-Based        is Performance-Based
--------------------------------       ---------       ------------      ------------------       --------------------
Registered Investment Company              1            $5,115,284               0                         $0
Other Pooled Investment Vehicles           0            $        0               0                         $0
Other Accounts                            18            $8,807,128               0                         $0

Robert M. Mitchell

                                                                         Number of Accounts
                                       Number of                         Managed for which         Assets Managed for
                                       Accounts        Total Assets       Advisory Fee is          which Advisory Fee
Type of Account                        Managed           Managed         Performance-Based        is Performance-Based
--------------------------------       ---------       ------------      ------------------       --------------------
Registered Investment Company              1           $  5,115,284              0                         $0
Other Pooled Investment Vehicles           0                      0              0                         $0
Other Accounts                            71           $84,062,8140              0                         $0



The Fund, as well as other Registered Investment Companies and small capitalization separate accounts managed by CCA, is managed using CCA's small cap model. CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally. CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally, and does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Fund. Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, CCA is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among CCA's various client accounts. Where CCA seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.



The compensation of both Mr. Martindale and Mr. Mitchell is based upon the asset growth and the associated level of Conestoga Capital Advisors profitability. The compensation is not tied directly to performance of the accounts managed. As significant owners of the firm, Mr. Martindale and Mr. Mitchell's compensation will be determined by the overall firm's success.

Riverbridge Partners, LLC. Mark A. Thompson, Chief Investment Officer, Rick D. Molton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, and Philip W. Dobrzynski, CFA, Principal and Research Analyst, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Riverbridge. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mssrs. Thompson, Moulton, Feick, and Dobrzynski managed as of December 31, 2004:


                                                              Number of Accounts
                                   Number of                   Managed for which    Assets Managed for
                                   Accounts    Total Assets     Advisory Fee is     which Advisory Fee
         Type of Account            Managed       Managed      Performance-Based   is Performance-Based
--------------------------------   ---------   ------------   ------------------   --------------------
Registered Investment Companies         0      $          0            0                    $0
Other pooled investment vehicles        0      $          0            0                    $0
Other accounts                        239      $547,000,000            0                    $0

Riverbridge does not anticipate that any material conflicts of interest will arise between the Fund and its other accounts. The Fund will not receive preferential treatment relative to Riverbridge's other accounts, nor will the Fund be disadvantaged in any way.


Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge's various client accounts. Where Riverbridge seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

In addition, Riverbridge has adopted a Code of Ethics which governs the personal securities trading of the portfolio managers and other personnel of Riverbridge.

Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the Investment Team and their individual contributions to the team. The Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include but are not limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the Investment Team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. The third level of compensation is ownership in the firm. Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

The below table sets forth the ownership by each portfolio manager who is responsible for the day-to-day management of each Fund's portfolio of the respective Funds, and the aggregate ownership by each such portfolio manager of the Forward Funds.

                       Information as of December 31, 2004

                                                                                                 Aggregate Dollar Range of
                                                                                                  Equity Securities in All
                                                                                                   Registered Investment
                                                                            Dollar Range of        Companies Overseen by
                                                                         Equity Securities in   Portfolio Manager in Family
Name of Portfolio Manager                      Fund                            the Fund*          of Investment Companies
-------------------------   ------------------------------------------   --------------------   ---------------------------
Irene Hoover                Forward Hoover Small Cap Equity Fund                   D                         E
Nils Francke                Forward International Small Companies Fund             A                         A
Michael McLaughlin          Forward International Small Companies Fund             A                         A
Philippe Sarreau            Forward International Small Companies Fund             A                         A
Justin Hill                 Forward International Small Companies Fund             A                         A
Richard Williamson          Forward International Small Companies Fund             A                         A
Susan Foley                 Sierra Cub Stock Fund                                  A                         A
Jeffrey Sanders             Sierra Cub Stock Fund                                  A                         A
Kathy O'Connor              Sierra Cub Stock Fund                                  A                         A
Jeffery W. Netols           Forward Legato Fund                                    A                         A
William C. Martindale       Forward Legato Fund                                    A                         A
Robert M. Mitchell          Forward Legato Fund                                    A                         A
Mark A. Thompson            Forward Legato Fund                                    A                         A
Rick D. Moulton             Forward Legato Fund                                    A                         A
Dana L. Feick               Forward Legato Fund                                    A                         A
Philip W. Dobrzynski        Forward Legato Fund                                    A                         A

*    Key to Dollar Ranges
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,000 - $500,000
F.   $500,000 - $1,000,000
G.   Over $1,000,000

Allocation of Investment Opportunities

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor's various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Distributor. Shares of the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, and Forward Legato Fund are distributed pursuant to a Distribution Agreement, dated December 30, 2000, and shares of the Sierra Club Stock Fund are distributed pursuant to a Distribution Agreement, dated January 2, 2001, (the "Distribution Agreements"), between the Company and PFPC Distributors, Inc. (the "Distributor"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Distributors, Inc. acquired Provident Distributors, Inc., the Funds' previous distributor, on January 2, 2001. Each Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Company pays no fee to the Distributor under the Distribution Agreement. Each Distribution Agreement will remain in effect for one year and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. Each Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

Codes of Ethics. The Company, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor's and Sub-Advisors' Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisors to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code and in such a manner to avoid any actual or potential conflicts of interest or abuse; and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor's and each Sub-Advisor's Code of Ethics each prohibit personal trading by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Covered persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction report with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor's Code of Ethics is designed to clearly state, and inform employees about, prohibited activities in which employees may not engage. The Distributor's Code of Ethics prohibits purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics are on public file with and available from the SEC.

Proxy Voting Policies and Procedures

It is the Funds' policy that proxies received by the Funds are voted in the best interest of the Funds' shareholders.

Sierra Club Stock Fund

The Board of Directors of the Funds has adopted Proxy Voting Policies and Procedures for the Sierra Club Stock Fund that delegate all responsibility for voting proxies received relating to the Fund' securities to the Investment Advisor. The Investment Advisor has adopted its own Proxy Voting Policies and Procedures to assure that proxies voted on behalf of the Sierra Club Stock Fund are voted in the best interest of the Fund and their shareholders.

Investment Advisor's Proxy Voting Policies and Procedures

The Investment Advisor determines how to vote proxies based on guidelines ("Guidelines") it has developed in conjunction with the Investor Responsibility Research Center ("IRRC"), a third-party independent research firm specializing in the customization of proxy voting guidelines. These Guidelines are intended to further sound voting on environmental and social issues. While the Investment Advisor makes voting determinations, IRRC provides administrative support and will vote proxies. The basis for a decision to vote against the Guidelines is memorialized by the Investment Advisor.

The following examples illustrate the Investment Advisor's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether the Investment Advisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Board of Directors. The Investment Advisor will vote for uncontested director nominees. The Investment Advisor will withhold votes from director nominees if
(i) 50% or more directors are employees or have financial ties to the company;
(ii) 50% or more of directors serving on the nominating committee are employees or have ties, (iii) employee directors serve on the board's nominating committee; (iv) 50% of more of directors serving on the compensation committee are employees or have ties; (v) the board will consist of more than 11 directors after the election; (vi) the board will consist of fewer than 7 directors after the election; (vii) the company has adopted a classified board structure; (viii) the company does not have an independent chair or lead director; (ix) 25% or more of directors serving on the audit committee are employees or have ties; or
(x) if non-audit services exceed 50% of fees. The Investment Advisor will also withhold votes from any director nominee (i) attending less than 75% of the board and committee meetings during the previous fiscal year; (ii) who is retired from active employment and who serves on boards at four other major companies; or (iii) who is employed full-time and who serves on board at two other major companies. The Investment Advisor will withhold votes from directors' nominees on a case by case basis if the board does not include at least one woman director and one minority director.

Mergers/Acquisitions. The Investment Advisor will vote on a case by case basis for a management proposal to merge with or acquire another company. The Investment Advisor will vote against a merger/acquisition if (i) the combined entity would be controlled by a person or group; (ii) the change-in-control provision would be triggered; (iii) the current shareholders would be minority owners of the combined company; (iv) the combined entity would reincorporate or change its governance structure; or (v) the company's board did not obtain a fairness opinion from an investment bank. The Investment Advisor will vote on a case by case basis on a proposal that would move the target company's location outside the U.S. Environmental Impact. The Investment Advisor will vote for a shareholder proposal that asks the company to report on its environmental impact or plans.

Climate Change. The Investment Advisor will vote for a shareholder proposal that asks management to report or take action on climate change.

Natural Habitat. The Investment Advisor will vote for a shareholder proposal that asks the company to preserve natural habitat.

Conflicts of Interest. When a proxy presents a conflict of interest to the Investment Advisor, the Investment Advisor may: (i) vote in accordance with its proxy policy if it involves little or no discretion; (ii) vote as recommended by a third party service if the Investment Advisor utilizes such a service; (iii) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Advisor clients; (iv) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (v) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (vi) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

Sierra Club Stock Fund's Proxy Voting Record

Information on how the Sierra Club Stock Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 are available (1) without charge, upon request, by calling 1-866-897-5982, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding the Fund proxy voting record is also currently available on the Fund website at http://www.sierraclubfunds.com.

Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund

The Board of Directors of the Funds has adopted Proxy Voting Policies and Procedures for the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund and the Forward Legato Fund that delegate all responsibility for voting proxies received relating to the Funds' securities to the Investment Advisor. The Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor retained to provide day-to-day portfolio management for those portfolios. The Board of Directors will periodically review and approve the Investment Advisor's and Sub-Advisors' proxy voting policies and procedures and any amendments.

Sub-Advisor Proxy Voting Guidelines

Hoover Investment Management Co., LLC

The Hoover Investment Management Co., LLC ("Hoover") Proxy Voting Policy is designed to assure that proxies are voted in the best interests of its clients (including the Forward Hoover Small Cap Equity Fund). Hoover considers the voting of proxies an integral part of the investment decision-making process, which has the potential to affect the economic value of a security both in the short run and in the long run. Hoover has engaged the services of a third party, Investor Responsibility Research Center ("IRRC") for assistance in collecting and voting proxies according to Hoover's instructions and maintaining records of votes cast on behalf of clients. Hoover retains final authority and fiduciary responsibility for all proxy voting and shall monitor IRRC's compliance with its proxy voting instructions.

Hoover's Operations Manager (also, the Proxy Officer), portfolio manager and relevant analyst will be responsible for reviewing and voting shareholder proxies. While many proxy proposals can be voted in accordance with Hoover's established guidelines, some proposals may require special consideration, which may dictate that an exception is made to its broad guidelines or determine that a guideline may not be applicable to the issue at hand. The Proxy Officer is responsible for monitoring IRRC's compliance with its proxy voting instructions and ensuring that proxies are voted consistently across all portfolios.

The following examples illustrate Hoover's proxy voting principles, with examples of voting decisions for the types of proposals that are most frequently presented. The summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether Hoover supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. Hoover will generally use these Guidelines to determine how to vote.

Routine Business. Hoover will generally vote with management on most routine business matters. With regard to certain specific issues such as election of directors, appointment of accountants and proposals to authorize additional common or preferred stock unless management's clear intent is to thwart a takeover, Hoover generally votes with management.

Corporate Governance. Hoover generally votes against management on certain corporate governance issues that it believes may present a conflict between the interests of management and the interests of shareholders. With regard to certain specific issues, Hoover generally votes for proposals for confidential voting and proposals which enable a company to opt out of state anti-takeover statutes. Hoover generally votes against proposals to establish classified boards of directors, including those proposals which provide for staggered terms, the removal of directors only for "cause", the authorization of incumbent directors to fill vacancies on the board and to determine its size. Generally, Hoover votes for fair price amendments when the stated objective is to ensure fair treatment for all shareholders in a merger or other business combination. If Hoover believes that a fair price amendment is a disguised attempt to thwart potential takeover bids, it will vote against such an amendment.

Social and Political Issues. Generally, Hoover votes against such proposals, unless it can be clearly shown that there would be a positive economic benefit from them.

Conflicts of Interest. Hoover is sensitive to conflicts of interest that may arise in the proxy decision-making process and will seek to resolve all conflicts in its clients' collective best interest. Voting in accordance with the Guidelines described above will generally prevent any conflicts that may appear to exist from affecting its voting. However, if (i) a proposal is not covered by the Guidelines (as they may be revised from time to time) or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether Hoover or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of its clients. If there are any potential conflicts, the Proxy Officer will consult with other Hoover senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of its clients.

Pictet International Management Limited

Pictet has adopted proxy voting policies and procedures whereby it seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Pictet may engage a third party as an independent fiduciary, as necessary, to vote all proxies, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by Pictet are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Pictet's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Pictet and a client are referred to Pictet's proxy voting committee for resolution.

With regard to voting proxies of foreign companies, Pictet weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Pictet seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Pictet recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Pictet generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Pictet believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Pictet generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, Pictet generally votes in accordance with management on issues that Pictet believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, Pictet generally takes the following positions pursuant to the Voting Guidelines. Pictet generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. Pictet generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of directors recommended by management; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting directors' liability; (6) employee stock purchase plans; and (7) establishing pension plans. Pictet will consider the following issues on a case-by-case basis: stock compensation to directors; elimination of directors' mandatory retirement policy; option and stock grants to management and directors; and permitting indemnification of directors and/or officers.

Netols Asset Management Inc.

NAM's proxy voting policy is designed to provide reasonable assurance that proxies are voted in the Fund's best economic interest. NAM votes proxies for the Fund pursuant to the authority granted in the sub-advisory agreement between NAM and Forward Management, or as granted by written direction from Forward Management. The President of NAM is responsible for voting Fund proxies.

Record Retention Requirements. NAM maintains the following proxy voting records for a minimum of five years:

     A.   These proxy voting polices and procedures;
     B. Proxy statements received regarding portfolio securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
     C.   Records of proxy votes cast on behalf of the Fund;
     D. Records of Fund requests for proxy voting information, including a record of the information provided by NAM; and
     E. Documents prepared by NAM that were material to making the decision of how to vote.

Conflicts of Interest. If NAM encounters a material conflict in voting Fund proxies, NAM will seek to resolve the conflict before voting the proxy. Material conflicts of interest are defined as those conflicts that, in the opinion of the President of NAM, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

NAM maintains a list, which its CCO regularly updates, of those business relationships between NAM and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. In addition, all employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.

Unless the Investment Advisor requests otherwise, NAM will take one of the following actions to ensure the proxy voting decision is based on the Fund's best interests and is not a result of the conflict.

     1.   Engage an independent party to determine how to vote the proxy;
     2. Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The completed report will be forwarded to the CCO, who will ensure the affected proxy is voted in accordance with such report;
     3.   Refer the proxy to the Fund's Advisor; or
     4. Disclose the conflict to the affected Fund and seek their consent to vote the proxy prior to casting the vote.

Disclosures to Clients. A Fund may request NAM to deliver this Proxy Voting Policy as well as a record of how NAM has voted that Fund's proxies. NAM will use the firm's Part II of Form ADV disclosure to:

     1.   Notify the Fund of how they may obtain a copy of this policy;
     2. Notify the Fund of how they may obtain a record of how their securities were voted; and
     3.   Summarize the firm's proxy voting policies.

Voting Guidelines. NAM strives to vote all proxies in the best economic interests of the Fund and in such a manner that will increase shareholder value. In evaluating a particular proxy proposal, NAM takes into consideration, among other items:

     1. NAM's determination of whether the proxy proposal will create dilution for shareholders;
     2.   NAM's determination of how the proxy proposal will impact the Fund;
     3. The period of time over which shares of the company are expected to be held in the Fund's portfolio;
     4.   The size of the position;
     5.   The costs involved in the proxy proposal; and
     6.   Management's assertions regarding the proxy proposal.

Proxy Proposals Regarding Business Operations Matters. NAM generally supports management's recommendations on proxy issues related to business operations matters (i.e., not related to compensation or control matters), since management's ability is a key factor NAM considers in selecting equity securities for the Fund's portfolio. NAM believes a company's management should generally have the latitude to make decisions related to the company's business operations. However, when NAM believes the company's management is acting in an inconsistent manner with the Fund's best interests NAM will vote against management's recommendations.

Proxy Proposals Creating Shareholder Dilution. NAM will generally vote against recommendations it determines will create dilution for shareholders.

Proxy Proposals Regarding Compensation Matters. NAM will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in NAM's opinion, such plans are structured to not create serious dilution to shareholders. NAM will analyze all other compensation plans on a case-by-case basis.

Proxy Proposals Regarding Control Matters. NAM will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis. NAM generally opposes measures preventing shareholders form accepting an offer of a sale of a company.

Conestoga Capital Advisors, LLC

It is the policy of CCA to vote Fund proxies in the interest of maximizing shareholder value. To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of shares of the Fund to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote. Any general or specific proxy voting guidelines provided by the Investment Advisor in writing will supersede this policy.

Procedures for Identification and Voting of Proxies. CCA's proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. CCA maintains a list of all clients for which it votes proxies either in hard copy or electronically, which is updated by the Proxy Administrator. The Proxy Administrator attempts to assess any material conflicts between CCA's interests and those of the Fund with respect to proxy voting as described below under "Conflicts of Interest."

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. Where applicable, the Proxy Administrator votes proxies in accordance with the Fund's written instructions.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA's fiduciary obligations. CCA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest. CCA may abstain from voting if it deems such abstinence in the Fund's best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file. The Proxy Administrator is responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients' best interest for CCA not to vote a particular proxy. The Proxy Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

If the Proxy Administrator detects a conflict of interest, the Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the "Committee"). The Proxy Administrator will identify for the Committee the issuer and proposal to be considered, the conflict of interest that has been detected, and the vote he believes is in the interest of shareholder value and the reasons why. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary will record each member's vote and the rationale for his decision.

If all members of the Committee have voted in the same direction on the proposal, all of CCA's proxies for that proposal will be voted in such direction. If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service's or consultant's determination will be binding on CCA.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest. Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the potential for future conflicts of interest. Upon the detection of a material conflict of interest, the procedure described above under "Procedures for Identification and Voting of Proxies" will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA's ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

The Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA's proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any).

Recordkeeping. CCA will maintain documentation of proxy statements received regarding Fund securities, Forward Management's requests to review proxy votes, and proxy voting records for a period of not less than five years, the first two years at its principal place of business.

Disclosure. CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and
(ii) regulatory requirements.

Proxy Solicitation. As a matter of practice, it is CCA's policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Riverbridge Partners, LLC

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the Fund. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. Riverbridge will generally cast votes in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

Riverbridge seeks to fulfill its responsibilities to the Fund in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and to properly execute and deliver proxy ballots in connection therewith. Unless otherwise specifically provided in the agreement between Forward Management and Riverbridge, Riverbridge will be responsible for evaluating and voting on all proposals.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge can generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. In such situations and those of similar import to shareholders, the investment team of Riverbridge will be responsible for making the decision on how securities will be voted.

Fund securities that are not held in our model portfolios will be voted on a best effort basis, based on the knowledge and experience of the investment team.

Conflicts of Interest. In the rare case that Riverbridge may face a conflict of interest, Riverbridge will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and the proxy votes as they relate to the security.

If the investment team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Recordkeeping. Copies of a representative proxy showing how the issues were voted will be kept on file at Riverbridge for not less than five years, the first two years at its principal place of business.

Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund Proxy Voting Records

Information on how the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling 1-800-999-6809, or (866) 897-5982 for the Sierra Club Stock Fund, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information on how the Sierra Club Stock Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available
(1) without charge, upon request, by calling 1-866-897-5982, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information on how the Forward Legato Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-999-6809, or (866) 897-5982 for the Sierra Club Stock Fund, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Administrative Services and Transfer Agent. PFPC Inc. (hereinafter "PFPC, " "Administrator" and "Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay PFPC a monthly fee based on the average net assets of each Fund. PFPC receives an annual fee of 0.12% up to and including the first $200 million in assets, 0.10% for the next $200 million in assets, 0.08% for the next $600 million in assets and 0.07% for all assets over $1 billion. The Administration Agreement between the Funds and PFPC has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of two years and automatically renews for successive one-year terms. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820.


For the fiscal year ended December 31, 2004, the Forward Funds paid PFPC $372,013 for its administrative services. For the fiscal years ended December 31, 2003 and December 31, 2002, the Forward Funds, other than the Forward International Small Companies Fund, paid PFPC $220,951 and $276,220, respectively, for its Administrative services.

On December 23, 2003, the Pictet International Small Companies Fund, reorganized as the Forward International Small Companies Fund. PFPC served as the Administrator to the Pictet Fund pursuant to an administration agreement between the parties. For the fiscal years ended December 31, 2003 and December 31, 2002, the Pictet International Small Companies Fund paid PFPC $87,257 and $94,585, respectively, for its Administrative services.



For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 the Sierra Club Stock Fund paid PFPC $19,655, $6,153, and $44,872, respectively for its Administrative Services.


Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Funds. The Fund may also compensate the Investment Advisor for the time of officers or employees of the Investment Advisor who serve as Chief Compliance Officer or in other compliance capacities for the Fund.

Shareholder Distribution and Service Plans

Distribution Plan. The Funds have adopted the Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Class A shares ("Distribution Plan"). The purpose of the Distribution Plan is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by it in promoting the sale of shares of the Fund or maintaining or improving services provided to Class A shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plan should help provide a continuous cash flow, affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

The Funds pay the fees under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.35% of each Fund's average net assets attributable to Class A shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A shares of the Funds, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor's expenses attributable to the Class A of shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Company to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, .Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Funds' Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses. Because these fees are paid out of the Fund's assets attributable to the Class A shares on an ongoing basis, over time these fees will increase the cost of your investment in Class A shares and may cost you more than paying other types of sales charges.

Administration of the Distribution Plan is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made. Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (these Directors are known as "Disinterested Directors"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by separate votes of the Directors and the Disinterested Directors. The Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to the Distribution Plan terminates automatically in the event of its assignment, and the Distribution Plan and any agreement pursuant to the Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of a Fund, or (ii) the Disinterested Directors.

With respect to shareholder accounts not represented by a financial intermediary, the Distributor pays service fees and asset-based sales charges, to the extent applicable, generated by those accounts under the Plan to either the Investment Advisor or certain officers of the Investment Advisor who are also registered representatives of the Distributor. In certain instances, these fees are paid to officers of the Investment Advisor where there is a customer relationship and account maintenance and other customer services are provided. The remaining fees are paid to the Investment Advisor to recoup marketing expenses incurred by the Investment Advisor on behalf of the Funds. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Plan described above and the terms of service agreements between dealers and the Distributor.

The Funds participate from time to time in joint distribution activities. Fees paid under the Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds. Payments may be made under the Distribution Plan without regard to actual distribution expenses incurred by any recipient.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Distribution Plan and that the Distribution Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

The Class A shares of the Funds were first issued in 2005. Accordingly, no amounts were paid under the Distribution Plan with respect to those shares for the fiscal year ended December 31, 2004.

Shareholder Services Plan. The Funds have a Shareholder Services Plan, which is separate from the Distribution Plan described above, currently in effect with respect to the Class A Shares of the Funds (the "Shareholder Services Plan"). The Company intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Class A shareholders of the Funds in amounts not to exceed 0.10% of the average daily net asset value of such shares.

Under the Shareholder Services Plan, ongoing payments may be made on to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Company to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts.

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Services Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan, cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding shares on 60 days' written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the plan or materially increase the expenses paid by the Funds requires approval by the Board of Directors of the Funds, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Directors at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Company's Directors without a vote of the holders of a majority of outstanding shares of a Fund. There can be no assurance that the investment objective of the Funds will be achieved.

The investment policy of each of the Funds, relating to the type of investments in which 80% of the Fund's net assets must be invested in the particular type of investment suggested by its name, may be changed by the Board of Directors without shareholder approval. However, to the extent required by the SEC regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC.

Investment Policies

The Forward Hoover Small Cap Equity Fund. The Forward Hoover Small Cap Equity Fund will invest at least 80% of its assets in the equity securities of small capitalization companies. The Fund currently intends that the market capitalization of these companies at the time of initial purchase shall be no larger than $2 billion. The Forward Hoover Small Cap Equity Fund expects to invest predominantly in common stocks, but may also invest in all types of equity and debt securities including preferred stocks, convertible securities, warrants and foreign securities. There are no limits on the types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may continue to hold an investment even if its market capitalization exceeds the range of the Fund's other investments.

Forward International Small Companies Fund. The Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations located outside the United States. The Fund may invest up to 20% of its assets in medium and large capitalization companies. The Fund normally invests in at least three countries other than the U.S. The Fund may invest in securities of emerging market countries.

Sierra Club Stock Fund. The Sierra Club Stock Fund seeks its investment objective by investing at least 80% of its assets in stocks of domestic and foreign companies.

The Fund uses a "multi-manager" strategy. Forward Management allocates portions of the Fund's assets to two investment managers, called "sub-advisors," who then manage their respective portions of the assets under the general supervision of Forward Management. Forward Management uses rigorous criteria to select sub-advisors with proven track records to manage a portion of the Fund's assets. In choosing the sub-advisors and their allocations, Forward Management considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the sub-advisors' performance in various market conditions. By combining the strengths of different sub-advisors, the Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective. There is no guarantee that the Fund will obtain its objective.

In addition to selecting the sub-advisors and allocating the Fund's assets among them, Forward Management is responsible for monitoring and coordinating the overall management of the Fund. Forward Management reviews the Fund's portfolio holdings, evaluates the on-going performance of the sub-advisors and monitors concentration in a particular security or industry.

In managing the Fund, the Sub-Advisors apply an active equity management style. In selecting stocks, the Sub-Advisors generally use their independent investment processes, with sector, capitalization and style limits depending on each Sub-advisor's discipline. In determining whether to sell a stock, each Sub-Advisor generally uses the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

The Fund uses the following principal investment styles intended to complement one another:

Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

The asset allocation decision among the Sub-Advisors is based on a variety of factors. These factors include a Sub-Advisor's investment style and performance record, as well as the characteristics of the Sub-advisor's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral. From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

The Fund's assets are currently allocated among two Sub-Advisors, each of which act independently of the other and use its own methodology to select portfolio investments. One Sub-Advisor utilizes a value approach to investing. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment outperformance over time. The second Sub-Advisor utilizes a growth approach to investing whereby they believe the best long-term investments are in companies with strong business models that consistently produce industry leading earnings and cash flow growth.

Forward Legato Fund. The Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $3.0 billion at the time of initial purchase. The Forward Legato Fund may also invest up to 20% of its assets in foreign investments. The Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.

The Fund uses a "multi-manager" strategy. Forward Management allocates portions of the Fund's assets to several investment managers, called "sub-advisors," who then manage their respective portions of the assets under the general supervision of Forward Management. In choosing the sub-advisors and their allocations, Forward Management considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the sub-advisors' performance in various market conditions. By combining the strengths of different sub-advisors, the Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective. There is no guarantee that the Fund will obtain its objective.

In addition to selecting the sub-advisors and allocating the Fund's assets among them, Forward Management is responsible for monitoring and coordinating the overall management of the Fund. Forward Management reviews the Fund's portfolio holdings, evaluates the on-going performance of the sub-advisors and monitors concentration in a particular security or industry.

In managing the Fund, the Sub-Advisors apply an active equity management style. In selecting stocks, the Sub-Advisors generally use their independent investment processes, with sector, capitalization and style limits depending on each Sub-advisor's discipline. In determining whether to sell a stock, each Sub-Advisor generally uses the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

The Fund uses the following principal investment styles intended to complement one another:

Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

Core Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market.

The asset allocation decision among the Sub-Advisors is based on a variety of factors. These factors include a Sub-advisor's investment style and performance record, as well as the characteristics of the Sub-advisor's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market Fund. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, each Fund may not:

(1) invest 25% or more of the total value of its assets in a particular industry;

(2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

(3) purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus;

(4) make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter;

(6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Unless otherwise indicated, the discussion below pertains to each of the Funds.

Multi-Manager Risk

As the Sierra Club Stock Fund and Forward Legato Fund each utilize multiple Sub-Advisors who make their trading decisions independently, it is possible that one or more of the Sub-Advisors may, at any time, take positions that may be opposite of positions taken by other Sub-Advisors. It is also possible that the Sub-Advisors may be competing with each other for similar positions at the same time. In such cases, a Fund will incur brokerage and other expenses, without accomplishing any net investment results.

Equity Securities

The Funds invest primarily in equity securities. Equity securities consist of exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The prices of a Fund's equity investments will change in response to stock market movements.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Funds may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

The Funds also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Funds may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

Securities Issued by Other Investment Companies

Each Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund's Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Funds may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's Sub-Advisor. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

The Funds may perform "dividend rolls." A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction."

Derivative Instruments

The Funds may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Swap Agreements. The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisors in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

The Funds may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Funds will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor's or Sub-Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Funds may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Pursuant to claims filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Investment Advisor, the Funds and the Investment Advisor are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

The Funds may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. Each of the Funds may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Directors).

A Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale "against the box"), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund's Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Directors.

A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. The Funds may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Debt Securities

The Funds may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rate, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

Privatizations

Certain of the Funds may invest in privatizations. The Funds believe that foreign government programs of selling interests in government-owned or controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

The Funds may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Funds' investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets


The Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund and the Forward Legato Fund may purchase securities in any foreign country, developed or developing. Potential investors in the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund and the Forward Legato Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on the Funds' non-dollar denominated securities.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Funds attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Funds may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Funds is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Funds if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Funds may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Funds will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Funds' portfolio securities are denominated may have a detrimental impact on the Funds.

Certificates of Deposit and Time Deposits

Each Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

ReFlow Fund LLC

The Funds may participate in ReFlow Fund LLC ("ReFlow"), a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow and its managing member, ReFlow Management, LLC, are under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Directors has adopted certain procedures to govern the Funds' participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds' usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

Small Companies

With respect to the Forward International Small Companies Fund: While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The annual portfolio turnover rates for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund are expected to be less than 200% under normal market conditions. The annual portfolio turnover rate for the Sierra Club Stock Fund is expected to be less than 100% under normal market conditions. A turnover rate in excess of 100% is likely to result in the Fund bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Advisor determines which brokers are eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.


In placing portfolio transactions, each Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Investment Advisors, and provide other services in addition to execution services. The Sub-Advisors are prohibited from considering a broker's or dealer's promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect a Fund's portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") and the Forward Funds' Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distributions.


While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, a Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Sub-Advisor. In negotiating commissions with a broker, the Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Sub-Advisor in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds' portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub-Advisors. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Sub-Advisors' other clients in a manner deemed fair and reasonable by the Sub-Advisor. There is no specified formula for allocating such transactions. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For the fiscal year ended December 31, 2004, the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.


                                                Fiscal Year   Fiscal Year   Fiscal Year
                                                   Ended         Ended         Ended
                                                  12/31/04      12/31/03      12/31/02
                                                -----------   -----------   -----------
Forward Hoover Small Cap Equity Fund/1/          $1,178,450     $917,356      $629,022
Forward International Small Companies Fund/2/    $  378,534     $330,355      $165,329
Sierra Club Stock Fund                           $   31,446     $ 13,639      $ 75,858
Forward Legato Fund/3/                                   --           --            --


/1/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents financial history of the Pictet International Small Companies Fund.
/2/ Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund. The information presented in the table prior to December 16, 2002 represents financial history of the Forward Garzarelli U.S. Equity Fund.


/3/  The Forward Legato Fund commenced operations on April 1, 2005.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered based on the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Funds may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Funds to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Funds, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of shares and other funds managed by the Investment Advisor. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

The maximum sales load on the purchase of Class A shares of the Funds is 4.75% of the offering price. The offering price is the net asset value per share plus the front-end sales load, and is calculated as follows:

                          SALES CHARGE AS A PERCENTAGE OF:        DEALER'S
                          --------------------------------   CONCESSION (AS A %
DOLLAR AMOUNT INVESTED         OFFERING PRICE   N.A.V.       OF OFFERING PRICE)
-----------------------        --------------   ------       ------------------
Less Than $50,000                   4.75%        4.99%              4.25%
$50,000 to $249,999.99              3.75         3.90               3.25
$250,000 to $499,999.99             2.75         2.83               2.50
$500,000 to $999,999.99             2.25         2.30               2.00
$1,000,000 & Above                  0.00         0.00               0.50

Reduced Sales Charge Plan

Class A shares of the Fund may be purchased at a reduced sales charge by certain investors listed below. The shareholders' purchases in Class A shares of the Fund may be aggregated in order to qualify for reduced sales charges. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Funds that you own, calculated at their historical cost and/or offering price.

1. Reach "Break Points" -- Increase the initial Class A investment amount to reach a higher discount level, as listed above.

2. Right of Accumulation -- An investor's purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for your next purchase ("Right of Accumulation"). The applicable shares charge is based on the total of:

          i.   The investor's current purchase;

          ii. The net asset value (valued at the close of business on the previous day of (a) all shares of the Fund held by the investor, and (b) all shares of any other series fund of the Forward Funds which may be introduced and held by the investor); and

          iii. The net asset value of all shares described in section (ii) above owned by another shareholder eligible to combine their purchase with that of the investor into a single "purchase" (See "Combined Purchase Privilege" below).

3. Sign a Letter of Intent -- Investors may purchase shares of the Fund at a reduced sales charge by means of a written Letter of Intent (a "Letter"), which expresses the investor's intention to invest a minimum of $50,000 within a period of 13 months. Upon the Fund's receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder's Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

     Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor's option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see above) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrow accounts will be involuntarily redeemed to pay the additional sales charge, if necessary.

     To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor's dealer returns any excess commissions previously received. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased. Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Fund's Distributor at 1-800-999-6809 to receive the appropriate form.

4. Combined Purchase Privilege -- Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

          i. An individual or "company," as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

          ii. An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

          iii. A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

          iv. A single purchase for the employee benefit plans of a single employer.

     The Fund's Transfer Agent, PFPC Inc., must be advised of the related accounts at the time the purchase is made. (See more information below.)

5. Purchases At Net Asset Value -- The Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by advisory accounts managed by SEC-registered investment advisors or bank trust departments, employees and other affiliated persons of the Fund or a service provider to the Fund for their own accounts, and under such other conditions and circumstances where, in the Fund's opinion, such a waiver would serve to benefit the Fund and their shareholders.

6. On purchases of $1,000,000 or more, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the offering price from its own assets.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. You must identify and provide information to Forward Funds or your financial intermediary, as applicable, regarding shares of Forward Funds held in all of your accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, you must identify to your registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

Reinstatement Privilege - An investor who has sold shares of the Fund may reinvest the proceeds of such sale in shares of the Fund within 120 days of the sale, and any such reinvestment will be made at the Fund's then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

Other Purchase Information

The underwriter's commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds' broker-dealer network. The dealer concession is the same for all dealers, except that the Distributor retains the entire sales charge on any retail sales made by it. The Distributor may from time to time allow broker-dealers selling shares of the Funds to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an "underwriter" under the Securities Act of 1933, as amended.

Telephone Redemption and Exchange Privileges. As discussed in the Funds' Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts (only the telephone exchange privilege is available for retirement accounts). The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There generally is no fee for an exchange; however, for the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund and the Forward Legato Fund, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase, and for the Sierra Club Stock Fund, there will be a 2.00% redemption fee on shares exchanged within 60 days of purchase. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge.

2. Telephone redemptions and/or exchange instructions should be made by dialing 1-800-999-6809 for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund or Forward Legato Fund, or 1-866- 897-5982 for the Sierra Club Stock Fund.

3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous thirty (30) days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record or a predetermined bank account at any one time is $50,000. (e) The minimum amount which can be liquidated and sent to the address of record or a predetermined bank account is $5,000.

Matters Affecting Redemptions. Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Company intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Company reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

The Company has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Company generally may satisfy a redemption request from an affiliated person in-kind, provided that:
(1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per Share. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's shares.

The Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, and the Forward Legato Fund impose a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 180 days after the purchase date. The Sierra Club Stock Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Contingent Deferred Sales Charge


For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a contingent deferred sales charge ("CDSC") of 0.50% will apply to redemptions made within eighteen months of purchase. The CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower.


The holding period for Class A shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A shares was made. The applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

..    Name;
..    Date of birth (for individuals);
..    Residential or business street address (although post office boxes are still permitted for mailing); and
..    Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

                          DETERMINATION OF SHARE PRICE

The net asset value and offering price of each of the Funds' shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to affect that Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Debt securities (including convertible debt) that are credit impaired or that have more than 60 days remaining until maturity for which market quotations are readily available will have a Market Value of the average of the latest bid and ask price. Debt securities that are not credit impaired and that have 60 days or less remaining until maturity are valued at amortized cost.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith in accordance with policies and procedures established by, and under the general supervision of, the Board of Directors. These policies and procedures are intended to result in a calculation of the Fund's net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Advisor and/or Sub-Advisors using procedures approved by the Board of Directors.

The net asset value per share of each of the Funds will fluctuate as the value of the Funds' investments change. Net asset value per share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding shares. The net asset value of different classes of shares of the same Fund will differ due to differing class expenses.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to a Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds' Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five Business Days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

All Shareholders will receive a confirmation of each new transaction in their accounts. Certificates representing shares of the company will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Company. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Funds under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("SEP IRA"), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive the investor's dividends and distributions upon all shares registered in the investor's name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The Funds' distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds' shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

Sale or Other Disposition of Shares. Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder's hands; a gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding. With respect to U.S. Citizens and resident aliens, the Funds generally will be required to withhold federal income tax at a rate of 28% (in
2005) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.

With respect to taxable years of Funds beginning after December 31, 2004, certain "interest-related dividends" and "short-term capital gain dividends" that a Fund designates as such are not subject to the 30% withholding tax on US-source income that is not effectively connected with a US trade or business that would otherwise apply to dividends paid to shareholders who are not treated as "US persons" for US federal income tax purposes. "Interest-related dividends" are dividends that the Fund derives from certain types of interest income. "Short-term capital gain dividends" are dividends derived from the Fund's net short-term capital gain. Various limitations apply to both "interest-related dividends" and "short-term capital gain dividends". Affected Shareholders should consult their tax advisors for additional information.

Estate and Gift Taxes. Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. Federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount. Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Funds may perform "dividend rolls." A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction." If so, the Fund's distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales. Under certain circumstances, a Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes in computing his taxable income and may either deduct his or her pro rata share of the foreign taxes or use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions.

Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Real Estate Investment Fund Investments. A Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Although the Investment Advisor does not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs, under applicable Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder held the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Advisor has not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS and does not intend to do so in the future.

Personal Holding Company. Based upon their current shareholders, it appears that certain of the Funds will be considered to be personal holding companies (a "PHC") under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at 15%. UPHCI is computed by making certain adjustments to taxable income, including a deduction for certain distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters. Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2004, the Funds elected to defer capital losses and currency losses occurring between November 1, 2004 and December 31, 2004 as follows:


                                                Capital Losses   Currency Losses
--------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund                  $ 0              $ 0
--------------------------------------------------------------------------------
Forward International Small Companies Fund            $ 0              $ 0
--------------------------------------------------------------------------------
Sierra Club Stock Fund                                $ 0              $ 0
--------------------------------------------------------------------------------
Forward Legato Fund/1/                                 --               --
--------------------------------------------------------------------------------



/1/  The Forward Legato Fund commenced operations on April 1, 2005.


Such losses will be treated as arising on the first day of the year ending December 31, 2004.

At December 31, 2004 the following Funds had available for Federal income tax purposes unused capital losses as follows:


------------------------------------------------------------------------------------------------------------------------
                                       Expiring in   Expiring in   Expiring in   Expiring in   Expiring in   Expiring in
                                           2006          2007          2008          2009          2010          2011
------------------------------------------------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund        $ 0           $ 0           $ 0        $      0         $ 0        $ 0
------------------------------------------------------------------------------------------------------------------------
Forward International Small                 $ 0           $ 0           $ 0        $      0         $ 0        $ 0
Companies Fund/1/
------------------------------------------------------------------------------------------------------------------------
Sierra Club Stock Fund/2/                   $ 0           $ 0           $ 0        $126,756         $ 0        $ 0
------------------------------------------------------------------------------------------------------------------------
Forward Legato Fund/3/                       --            --            --              --          --         --
------------------------------------------------------------------------------------------------------------------------


/1/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents financial history of the Pictet International Small Companies Fund.

/2/ Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund. The information presented in the table prior to December 16, 2002 represents financial history of the Forward Garzarelli U.S. Equity Fund.


/3/  The Forward Legato Fund commenced operations on April 1, 2005.


Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Funds may from time to time include "total return" in advertisements or reports to shareholders or prospective investors. From time to time, performance information for a Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in shares of a Fund will not be included in performance calculations; such fees (e.g. account transaction fees), if charged, will reduce the actual performance from that quoted.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1-, 5- and 10-years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)/n/ = ERV

Where:   P=      a hypothetical initial payment of $1,000,
         T=      the average annual total return,
         n =     the number of years, and
         ERV =   the ending redeemable value of a hypothetical
                 $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Funds from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for 1-, 5- and 10-year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Each Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                               P(1 + T)/n/ = ATVD

Where:   P =         a hypothetical initial payment of $1,000,
         T =         average annual total return (after taxes on distributions),
         n=          number of years, and
         ATV//D//=   the ending value of a hypothetical $1,000 payment made at
                     the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                              P(1+T)/n/ = ATV//DR//

Where:          P =   a hypothetical initial payment of $1,000,
                T =   average annual total return (after taxes on
                      distributions and redemption),
               /n/=   number of years, and
         ATV//DR//=   the ending value of a hypothetical $1,000 payment made at
                      the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).


The tables below show the average annual total returns, average annual total returns after taxes on distributions, and annual total returns after taxes on distributions and redemptions, for one year, five years and for the life of the Investor Class shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, which are not described in this SAI, and Class A shares of the Forward Legato Fund. Returns of Investor Class shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund are shown because Class A shares of these Funds are new and were not offered during the periods shown. Class A shares of each Fund would have similar annual returns because all Classes of shares of a Fund are invested in the same portfolio of securities although annual returns would differ to the extent the Classes do not have the same expenses. The Forward Legato Fund commenced operations on April 1, 2005, and therefore data is not available for the periods shown.

                          Average Annual Total Returns
                       For periods ended December 31, 2004


                                                                         Since
                                                One Year   Five Year   Inception
                                                --------   ---------   ---------
Forward Hoover Small Cap Equity Fund
   (Investor Class) (Inception 10/1/98)          27.77%     10.92%       12.15%
Forward International Small Companies Fund
   (Institutional Class) (Inception
   2/7/96)/1/                                    25.99%      6.66%       11.21%
Sierra Club Stock Fund (Investor Class)
   (Inception 10/1/98)                           16.23%     (0.58)%       5.57%
Forward Legato Fund (Class A)/3/                    --         --           --


/1/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents performance history of the Pictet International Small Companies Fund.
/2/ Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund. The information presented in the table prior to December 16, 2002 represents financial history of the Forward Garzarelli U.S. Equity Fund.


/3/  The Forward Legato Fund commenced operations on April 1, 2005.


                          Average Annual Total Returns
                          After Taxes on Distributions
                       For periods ended December 31, 2004


                                                                         Since
                                                One Year   Five Year   Inception
                                                --------   ---------   ---------
Forward Hoover Small Cap Equity Fund
   (Investor Class) (Inception 10/1/98)          21.47%     10.57%      11.86%
Forward International Small Companies Fund
   (Institutional Class) (Inception
   2/7/96)/1/                                    25.69%      6.13%       8.83%
Sierra Club Stock Fund (Investor Class)
   (Inception 10/1/98)                           16.11%     (1.41)%      4.85%
Forward Legato Fund (Class A)/3/                    --         --          --


/1/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents performance history of the Pictet International Small Companies Fund.
/2/ Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund. The information presented in the table prior to December 16, 2002 represents financial history of the Forward Garzarelli U.S. Equity Fund.


/3/  The Forward Legato Fund commenced operations on April 1, 2005.


                          Average Annual Total Returns
                  After Taxes on Distributions and Redemptions
                       For periods ended December 31, 2004


                                                                         Since
                                                One Year   Five Year   Inception
                                                --------   ---------   ---------
Forward Hoover Small Cap Equity Fund
   (Investor Class) (Inception 10/1/98)          16.54%      9.51%       10.70%
Forward International Small Companies Fund
   (Institutional Class)
   (Inception 2/7/96)/1/                         17.31%      5.48%        8.32%
Sierra Club Stock Fund (Investor Class)
   (Inception 10/1/98)                           10.72%     (0.89)%       4.47%
Forward Legato Fund (Class A)/3/                    --         --           --


/1/ Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents performance history of the Pictet International Small Companies Fund.
/2/ Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund. The information presented in the table prior to December 16, 2002 represents financial history of the Forward Garzarelli U.S. Equity Fund.


/3/  The Forward Legato Fund commenced operations on April 1, 2005.


Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                                a - b
                            2[( ----- + 1 )/6/ - 1]
                                  cd

Where:   a=   dividends and interest earned during the period,
         b=   expenses accrued for the period (net of reimbursements),
         c=   the average daily number of shares outstanding during the period that were entitled to receive dividends, and
         d=   the maximum offering price per share on the last day of the period.

Total returns are based on past results and do not predict future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, each Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Advisor, Financial Planning, Forbes, Fortune, Institutional Investor, Money, Smart Money and The Wall Street Journal. If the Funds compare their performance to other funds or to relevant indices, the Funds' performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-Advisors, or affiliates of the Company, including (i) performance rankings of other funds managed by the Sub-Advisors, or the individuals employed by the Sub-Advisors who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients or assets under management.

                               GENERAL INFORMATION

Description of the Company and Its Shares

The Company was organized as a Maryland corporation in 1997 and consists of the four portfolios described in the Prospectus and this SAI and five other portfolios described in two separate prospectuses and SAIs. Each Fund, except the Forward Legato Fund, currently offers a class of shares named Investor Class shares. The Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Global Emerging Markets Fund, the Forward International Small Companies Fund and Forward Legato Fund also offer a class of shares named Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, Forward Legato Fund and Sierra Club Stock Fund each offer a class of shares called Class A shares. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Company), by majority vote, has the power to remove one or more Directors.

Control Persons and Principal Holders of Securities

Forward Hoover Small Cap Equity Fund


The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.



         Name and Address             Class Owned    Percentage of Class Owned
         ----------------             -----------    -------------------------
Charles Schwab & Company Inc         Institutional             51.62%
Attn Mutual Funds
101 Montgomery St.
San Francisco CA 94104

Northern Trust Co. Custodian FBO     Institutional             19.25%
The Norton Simon FDN
PO Box 92956 Chicago, IL 60675

Suffield Academy                     Institutional             10.43%
185 North Main St
Suffield Ct 06078

The H John Heinz III Center For      Institutional              6.07%
Science Economics & Environment
Attn Sharon Phenneger CFO/Treas
1001 Pennsylvania Ave NW Ste 735 S
Washington DC 20004

Charles Schwab & Company Inc.           Investor               32.98%
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA

Muir & Co                               Investor               17.98%
C/O Frost National Bank
PO Box 2479
San Antonio TX 782982479

Sutton Place Associates LLC             Investor               11.44%
One Embarcadero Center Ste 1050
San Francisco CA 94111

New York Life Trust Company             Investor                6.29%
Trust Admin, 2nd Floor
169 Lackawanna Avenue
Parsippany, NJ 07054-1007



In addition, the following entity owned more than 25% of voting securities of the Fund as of April 1, 2005:



         Name and Address                            Percentage of Fund Owned
         ----------------                            ------------------------
Charles Schwab & Company Inc.                                  34.68%
Attn Mutual Funds
101 Montgomery St.
San Francisco CA 94104-4122


Forward International Small Companies Fund


The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.



        Name and Address             Class Owned          Percentage of Class Owned
        ----------------             -----------          -------------------------
Charles Schwab & Co Inc.             Investor Class                 29.17%
Omnibus Spec Cust Acct FBO Cust
Attn Mutual Funds
101 Montgomery St.
San Francisco

National Investor Services FBO       Investor Class                 24.31%
55 Water Street, 32nd Floor
New York NY 10041


Charles Schwab & Co Inc              Institutional Class            64.07%
Omnibus Spec Cust Acct FBO Cust
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104

Fox & Co                             Institutional Class            11.45%
C/O Reconciliations & Analysis Dept
525 Washington Blvd
Jersey City NJ 07310

National Investor Services FBO       Institutional Class             6.39%
55 Water Street, 32nd Floor
New York NY 10041


In addition, the following entity owned more than 25% of voting securities of the Fund as of April 1, 2005:
                ---------


        Name and Address                             Percentage of Fund Owned
        ----------------                             ------------------------
Charles Schwab & Co Inc                                        57.06%
Omnibus Spec Cust Acct FBO Cust
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104


Sierra Club Stock Fund


The following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.



          Name and Address              Class Owned    Percentage of Class Owned
          ----------------              -----------    -------------------------
Sierra Club Unrestricted Stock Fund   Investor Class            22.8410
85 Second St 2nd Floor
San Francisco, CA 94105

Sierra Club Life Member Stock Fund    Investor Class              15.31
85 Second St 2nd Floor
San Francisco, CA 94105

Charles Schwab & Company Inc          Investor Class              18.64
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Sutton Place Associates LLC           Investor Class              20.92
one Embarcadero Center Ste 1050
San Francisco, CA 94111



There were no entities that owned more than 25% of voting securities of the Fund as of April 1, 2005.





Forward Legato Fund


The following persons that owned of record or beneficially, as of April 1, 2005, 5% or greater of any class of the Fund's outstanding equity securities.



        Name and Address                Class Owned    Percentage of Class Owned
        ----------------                -----------    -------------------------
Sutton Place Associates LLC               Class A              99.99%
0ne Embarcadero Center Ste 1050
San Francisco, CA 94111



In addition, the following entity owned more than 25% of voting securities of the Fund as of April 1, 2005:



        Name and Address                Percentage of Fund Owned
        ----------------                ------------------------
Sutton Place Associates LLC                       99.99%
one Embarcadero Center Ste 1050
San Francisco, CA 94111


An individual shareholder is a control person of Forward Legato fund due to an ownership interest in Sutton Place Associates LLC ("Sutton Place"), a control person of the Fund.

Licensing Agreement with the Sierra Club. The terms "Sierra Club" and "Explore, enjoy and protect the planet" are registered trademarks of the Sierra Club and have been licensed for use to Forward Management, LLC, and the Investment Advisor. The Licensing Agreement between the Sierra Club and the Investment Advisor shall remain in effect for seven years and thereafter shall be renewed for successive one-year terms.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Custodian. Brown Brothers Harriman & Co. ("BBH") is the Company's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.

Legal Counsel. Legal matters for the Company are handled by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


Independent Registered Public Accounting Firm. PricewaterhouseCoopers, 333 Market Street, San Francisco, CA 94105, acts as independent registered public accounting firm for the Company.


                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended December 31, 2004 for the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund and the Sierra Club Stock Fund appearing in the Annual Reports to Shareholders have been audited by PricewaterhouseCoopers, the Company's independent registered public accounting firm. Such financial statements are incorporated herein by reference to the Company's Annual Report as filed with the SEC on March 4, 2005.

The Forward Legato Fund commenced operations on April 1, 2005 and therefore, the Fund does not have financial statements for the fiscal year ended December 31, 2004. Additional information will be available in the Fund's annual and semi-annual reports to shareholders when they are prepared.


You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Company at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

                                   APPENDIX A

                                Rated Investments

Corporate Bonds

     Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

THE SIERRA CLUB FUNDS


  Sierra Club Stock Fund

  Sierra Club Equity Income Fund

Prospectus
May 1, 2005

This Prospectus describes Investor Class shares of two portfolios offered by Forward Funds, Inc. ("Forward Funds" or the "Company").

The Sierra Club Funds are diversified portfolios that are designed for investors desiring high total return by investing in stocks that meet environmental and social criteria. Forward Funds offers seven other portfolios by two separate prospectuses, which are available upon request. In addition to the Investor Class shares offered hereby, the Sierra Club Stock Fund offers Class A shares pursuant to a separate prospectus, which is available upon request. The Sierra Club Equity Income Fund and Sierra Club Stock Fund each may be referred to herein as a "Fund" or, collectively, as the "Funds."

The Forward Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. The Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Forward Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

You should understand that an investment in the Forward Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                               TABLE OF CONTENTS


                                                                      Page
                                                                      ----
     SIERRA CLUB EQUITY INCOME FUND..................................   1
        Objective....................................................   1
        Principal Investment Strategy................................   1
        What are the Principal Risks of Investing in the Sierra Club
          Equity Income Fund?........................................   2
        Performance History - Sierra Club Equity Income Fund.........   5
        Fees and Expenses............................................   7
     SIERRA CLUB STOCK FUND..........................................  10
        Objective....................................................  10
        Principal Investment Strategy................................  10
        What are the Principal Risks of Investing in the Sierra Club
          Stock Fund?................................................  11
        Performance History - Sierra Club Stock Fund.................  12
        Fees and Expenses............................................  14
     ADDITIONAL INVESTMENT STRATEGIES AND RISKS......................  17
     SUMMARY OF ENVIRONMENTAL AND SOCIAL
     GUIDELINES......................................................  20
     APPLICATION OF ENVIRONMENTAL AND SOCIAL
     GUIDELINES......................................................  21
     PROXY VOTING AND SHAREHOLDER ACTIVISM...........................  22
     MANAGEMENT OF THE FUNDS.........................................  23
        Investment Advisor...........................................  23
        The Sub-Advisors.............................................  24
        Hiring Sub-Advisors without Shareholder Approval.............  26
     VALUATION OF SHARES.............................................  27
     PURCHASING SHARES...............................................  29
        How to Buy Shares............................................  29
     ABOUT YOUR PURCHASE.............................................  31
     EXCHANGE PRIVILEGE..............................................  32

                                                           Page
                                                           ----
                REDEEMING SHARES..........................  33
                   Retirement Accounts....................  35
                   Medallion Signature Guarantee..........  35
                   By Wire Transfer.......................  36
                   By Telephone...........................  37
                   By Mail................................  37
                   By Systematic Withdrawal...............  38
                   Payments to Shareholders...............  38
                INTERNET TRANSACTIONS.....................  39
                DISTRIBUTION AND SHAREHOLDER SERVICE PLANS  39
                DIVIDENDS AND TAXES.......................  40
                   Federal Taxes..........................  40
                PORTFOLIO HOLDINGS DISCLOSURE.............  42
                GENERAL INFORMATION.......................  42
                   Shareholder Communications.............  42
                FINANCIAL HIGHLIGHTS......................  44

                        SIERRA CLUB EQUITY INCOME FUND

Objective

The Sierra Club Equity Income Fund seeks to achieve a competitive total return through capital appreciation and current income. The Fund's portfolio managers actively manage a portfolio of stocks and fixed-income securities that satisfy environmental and social criteria. There is no guarantee that a Fund will achieve its objective.

Principal Investment Strategy - Investing in a Combination of Equity and Fixed-Income Securities

The Sierra Club Equity Income Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents, although this ratio may vary. The Fund will seek to acquire financial instruments that not only have good growth potential, but that also have a relatively attractive yield (in the case of bonds), or pay a relatively high dividend (in the case of equities). Equity investments include common stocks of domestic and foreign companies. The Fund may also invest in preferred and convertible securities. Fixed-income securities include U.S. government securities and investment grade bonds issued by U.S. corporations. The Fund may invest up to 20% of its assets in foreign securities. The Fund may also invest in mortgage-backed and asset-backed securities. The Fund will normally invest the fixed income portion of the portfolio to have an intermediate term duration which ranges from three to five years; and to have a laddered maturity schedule which means that the portfolio will be structured so that a certain percentage of the securities will mature each year. However, the Fund may deviate from this approach from time to time based on market conditions.

A multi-style, multi-manager approach is used to manage the Fund. Two different sub-advisors, Forward Uniplan Advisors, Inc. ("Uniplan") and New York Life Investment Management LLC ("NYLIM"), use distinct investment styles as co-managers of the Fund.

Currently, approximately 50% of the Fund's portfolio is managed by Uniplan. This portion will be managed to provide income, both via high quality, relatively high-yielding debt, and via income-producing mid and large cap equities (primarily stocks with high dividends and convertibles).

Uniplan will invest in investment grade bonds rated at the time of investment at lease BBB by Moody's or Baa3 by S&P. If a bond is rated investment grade by one agency and below investment grade by another, Uniplan will use the higher rating.


Currently, approximately 50% of the Fund's portfolio is managed by NYLIM. NYLIM generally invests in "value stocks" of companies with market capitalization above $500 million. "Value stocks" are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks. NYLIM selects fixed-income securities based on their credit quality and duration. NYLIM will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by NYLIM to be of comparable quality. The Fund may also sell the bond if NYLIM receives other adverse information about an issuer.

Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund. On April 1, Uniplan replaced Harris Bretall Sullivan & Smith L.L.C. as one of the sub-advisors of the Fund.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See "Summary of Environmental and Social Guidelines."

What are the Principal Risks of Investing in the Sierra Club Equity Income Fund?

As with any investment, an investment in the Sierra Club Equity Income Fund may cause you to lose some or all of the money you invested. Because the securities in which the Sierra Club Equity Income Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Sierra Club Equity Income Fund.

The Fund may be subject to the following risks:

  . The prices of stocks or bonds could decline due to political, economic, regulatory or market risks
  . A sub-advisor's allocation among different sectors of the stock and bond markets might not perform as well as expected
  .  The individual stocks and bonds in the Fund may under-perform the market

For the fixed-income portion of the Fund:

  . A sub-advisor's forecast of the direction of interest rates might be incorrect
  . The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses
  . There is no guarantee that the U.S. government will support certain Federal agency or government-sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest

For the foreign securities held in the Fund:

  . There could be risks relating to political, social and economic developments abroad
  . There are differences in the regulatory environments between the U.S. and foreign companies and markets
  . Foreign markets may be less liquid than the U.S. markets and there is potential currency risk associated with securities that trade in currencies other than the U.S. dollar

For the Fund's environmental and social guidelines:

  . Because of the Fund's strict environmental and social guidelines, the sub-advisors on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so
  . The implementation of these guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark

Real Estate Securities and Real Estate Investment Fund Risks

Because the Sierra Club Equity Income Fund may invest in the real estate industry, the Sierra Club Equity Income Fund has certain risks associated with investments in entities focused on real estate activities.

The organizational documents of a REIT may give the trust's sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities which service the real estate business sector may also be affected by such risks.

Common Stocks

The Sierra Club Equity Income Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Sierra Club Equity Income Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors and the Advisor may not complement one another. As a result, the Sierra Club Equity Income Fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Sierra Club Equity Income Fund had a single manager.

Performance History - Sierra Club Equity Income Fund

The bar chart below shows the Fund's annual total return of the Investor Class Shares for the years indicated, together with the best and worst quarters during those years. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with that of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

2003       18.65%
2004        9.18%



                        Best Quarter (06/30/03)  10.08%
                        Worst Quarter (03/31/03) (1.80)%

      Average Annual Total Returns (For                           Since
      the periods ended December 31, 2004)               1 Year Inception
      -------------------------------------------------------------------
      -------------------------------------------------------------------

      Sierra Club Equity Income Fund Investor Class/1,2/
      Return Before Taxes                                9.18%   13.82%
      Return After Taxes on Distributions/3/             8.25%   13.03%
      Return After Taxes on Distributions and Sale of
        Fund Shares/3/                                   7.08%   11.66%
      Blended Index/4/                                   8.26%   13.35%

--------------
1  The Fund began offering Investor Class shares on January 1, 2003.

2 New York Life Investment Management LLC and Forward Uniplan Advisors, Inc. have been the Fund's sub-advisors since April 1, 2005. Prior to that time the Fund was managed by New York Life Investment Management LLC and Harris Bretall Sullivan & Smith L.L.C., and its investment strategy was different. Accordingly, performance figures for periods prior to that date do not reflect the current allocation of the Fund's assets among different investment advisors, as described above.

3 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4 Blended Index is an index comprised of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index of the 500 largest stocks by Market Capitalization in the U.S. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. Investors cannot invest directly in these indices. Index figures do not reflect any deduction for fees, expenses or taxes. The index is not adjusted to reflect reinvestment of dividends.

Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Equity Income Fund.

Shareholder Fees

As an investor in Investor Class shares of the Fund, you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

             Shareholder Fees
               (fees paid directly from your investment):
             ------------------------------------------------------
             Redemption Fee on shares sold or exchanged
               (as a percentage of amount redeemed) within 60 2.00%
               days of purchase*
             ------------------------------------------------------

--------------
* This fee is retained by the Sierra Club Funds to compensate the Sierra Club Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Sierra Club Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.


            Annual Fund Operating Expenses                  Investor
              (expenses that are deducted from Fund assets) Class
            --------------------------------------------------------
            Management Fee/1/                                0.94%
            --------------------------------------------------------
            Distribution (12b-1) Fees/2/                     0.14%
            --------------------------------------------------------
            Other Expenses/3/                                0.93%
            --------------------------------------------------------
            Total Annual Fund Operating Expenses             2.01%
            --------------------------------------------------------
            Fee Waiver/4/                                   (0.32)%
            --------------------------------------------------------
            Net Expenses                                     1.69%
            --------------------------------------------------------

--------------
1 The Investment Advisor has agreed to pay the Sierra Club a royalty fee equal to 12% to 20% of the Investment Advisor's management fee on a graduated scale.

2 The Fund has adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets attributable to Investor Class shares may be used to pay distribution expenses.

3 The Fund has adopted a Shareholder Servicing Plan of which up to 0.10% of the Fund's average daily net assets attributable to Investor Class shares could be used to pay shareholder servicing fees.




4 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's operating expenses for the Investor Class shares (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Sierra Club Equity Income Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Investor Class shares of the Sierra Club Equity Income Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year. $  172
                                 3 Years $  600
                                 5 Years $1,053
                                10 Years $2,312

                            SIERRA CLUB STOCK FUND

Objective

The Sierra Club Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. There is no guarantee that a Fund will achieve its objective.

Principal Investment Strategy - Investing in Stocks of Domestic and Foreign Companies

The Sierra Club Stock Fund invests at least 80% of its assets in stocks (common, preferred and convertible securities). The Fund may invest up to 20% of its assets in foreign securities.

A multi-style, multi-manager approach is used to manage the Fund. Two different sub-advisors, Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") and New York Life Investment Management LLC ("NYLIM"), use distinct investment styles as co-managers of the Fund.

Harris Bretall seeks to invest in companies which will achieve superior earnings growth over time. Harris Bretall selects high quality, growth-oriented stocks with attractive fundamental characteristics and a minimum market capitalization of $3 billion. Harris Bretall has followed this investment philosophy since it was founded in 1971.

NYLIM generally invests in "value stocks" of companies with market capitalization above $500 million. "Value stocks" are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See "Summary of Environmental and Social Guidelines."

What are the Principal Risks of Investing in the Sierra Club Stock Fund?

As with any investment, an investment in the Sierra Club Stock Fund may cause you to lose some or all of the money you invested. Because the securities in which the Sierra Club Stock Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Sierra Club Stock Fund.

The Fund may be subject to the following risks:

  . The prices of stocks could decline due to political, economic, regulatory or market risks
  .  The individual stocks in the Fund may under-perform the market

For the foreign securities held in the Fund:

  . There could be risks relating to political, social and economic developments abroad
  . There are differences in the regulatory environments between the U.S. and foreign companies and markets
  . Foreign markets may be less liquid than the U.S. markets and there is potential currency risk associated with securities that trade in currencies other than the U.S. dollar

For the Fund's environmental and social guidelines:

  . Because of the Fund's strict environmental and social guidelines, the sub-advisors on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so
  . The implementation of these guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark

Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Sierra Club Stock Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Sierra Club Stock Fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Sierra Club Stock Fund had a single manager.

Performance History - Sierra Club Stock Fund

The bar chart below shows the Fund's annual total return for the Investor Class shares for the years indicated, together with the best and worst quarters during those years, for the Fund's Investor Class shares. The accompanying tables give an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Investor Class shares from year to year and by showing how the average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

1999    19.50%
2000    -3.81%
2001   -13.71%
2002   -23.74%
2003    32.02%
2004    16.23%


Best Quarter (6/30/03)   15.21%
Worst Quarter (9/30/02) (20.11)%

                                                                   Since
     Average Annual Total Returns (For                           Inception
     the periods ended December 31, 2004)         1 Year 5 Years (10/1/98)
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------

     Sierra Club Stock Fund Investor Class/1,2/
     Return Before Taxes                          16.23% (0.58)%   5.57%
     Return After Taxes on Distributions/3/       16.11% (1.41)%   4.85%
     Return After Taxes on Distributions and Sale
       of Fund Shares/3/                          10.72% (0.89)%   4.47%
     S&P 500(R) Index/4/                          10.87% (2.30)%   4.37%

--------------
1  The Fund began offering Investor Class shares on October 1, 1998.

2 New York Life Investment Management LLC and Harris Bretall Sullivan & Smith L.L.C. have been the Fund's sub-advisors since January 1, 2003. Prior to that time the Fund was managed by a different sub-advisor and was not subject to the Sierra Club's environmental and social evaluation process.

3 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4 The S&P 500(R) Index is an unmanaged index of the 500 largest stocks by market capitalization in the U.S. Investors cannot invest directly in the index. Index figures do not reflect any deduction for fees, expenses or taxes. The Index is adjusted to reflect reinvestment of dividends.

Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Stock Fund.

Shareholder Fees

As an investor in the Investor Class shares of the Fund, you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

             Shareholder Fees
               (fees paid directly from your investment):
             ------------------------------------------------------
             Redemption Fee on shares sold or exchanged (as a
               percentage of amount redeemed) within 60 days  2.00%
               of purchase.*
             ------------------------------------------------------

--------------
* This fee is retained by the Sierra Club Funds to compensate the Sierra Club Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Sierra Club Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.


            Annual Fund Operating Expenses                  Investor
              (expenses that are deducted from Fund assets) Class
            --------------------------------------------------------
            Management Fee/1/                                1.00%
            --------------------------------------------------------
            Distribution (12b-1) Fees/2/                     0.18%
            --------------------------------------------------------
            Other Expenses/3/                                1.52%
            --------------------------------------------------------
            Total Annual Fund Operating Expenses             2.70%
            --------------------------------------------------------
            Fee Waiver/4/                                   (1.01)%
            --------------------------------------------------------
            Net Expenses                                     1.69%
            --------------------------------------------------------

--------------
1 The Investment Advisor has agreed to pay the Sierra Club a royalty fee equal to 12% to 20% of the Investment Advisor's management fee on a graduated scale.

2 The Fund has adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets attributable to Investor Class shares may be used to pay distribution expenses.

3 The Fund has adopted a Shareholder Servicing Plan of which up to 0.10% of the Fund's average daily net assets attributable to Investor Class shares may be used to pay shareholder servicing fees.




4 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund's operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Sierra Club Stock Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Investor Class shares of the Sierra Club Stock Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year. $  172
                                 3 Years $  743
                                 5 Years $1,340
                                10 Years $2,958

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to each of the Sierra Club Funds.

..  Defensive Positions, Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Sierra Club Fund may not follow its principal investment strategy. Under such conditions, each Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund's ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

..  Portfolio Turnover

Although the sub-advisors seek to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to minimize income tax consequences, portfolio turnover will not be a limiting factor when the sub-advisors believe portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates.

..  Derivatives

Some of the instruments in which the Sierra Club Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The Investment Advisor and sub-advisors take these risks into account in their management of the Funds.

Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

..  Illiquid Securities

Each Sierra Club Fund may invest up to 15% of its net assets in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which a Fund has valued the investment.

..  Debt Securities

Debt securities in which the Sierra Club Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

..  Investment Grade Debt Securities and High Yield ("Junk") Bonds

Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings

Service (Nationally Recognized Statistical Ratings Organizations), or if unrated, are determined to be of the same quality by the investment sub-advisors. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal, but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. The Sierra Club Funds do not anticipate investing more than 5% of their total assets in these types of securities.

..  When-Issued and Delayed-Delivery Transactions

The Sierra Club Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds' custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

..  Certain Other Strategies

Each of the Sierra Club Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Sierra Club Funds may also lend their portfolio securities. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                SUMMARY OF ENVIRONMENTAL AND SOCIAL GUIDELINES

The Sierra Club seeks to protect the wild places of the earth and promote the responsible use of the earth's ecosystems and resources. The environmental and social guidelines for the Sierra Club Funds were created with these as well as other objectives in mind. These guidelines serve as the basis for avoiding investments in companies that pose a threat to our natural resources, our environment and to all the living things that inhabit it.

By not investing in these companies, we all can show our desire to:

  . Protect the Earth's natural resources and work to limit the extraction of non-renewable natural resources like coal, petroleum and natural gas;
  . Reduce nuclear and chemical waste as well as other pollutants in our air, water and earth and manage solid waste in a sustainable manner;
  . Promote the responsible use of land and water while reducing urban sprawl and protecting natural habitats;
  . Discourage risky agricultural practices like concentrated animal feeding operations, industrial fish farming and genetic modification;
  . Promote cruelty free (or humane) animal treatment and avoid animal testing to the greatest extent possible;
  . Encourage a tobacco- and weapons-free future by not supporting companies that are engaged in their production;
  . Protect the rights of individuals, workers and indigenous peoples by requiring high labor standards and striving for equitable treatment in communities throughout the world;
  . Avoid those that would profiteer from members of disadvantaged communities; and

  . Achieve greater disclosure of, and accountability for, companies' environmental, social and financial responsibilities.

                         APPLICATION OF ENVIRONMENTAL
                             AND SOCIAL GUIDELINES

A four-step process is used to identify securities for the Sierra Club Funds portfolios. First, the sub-advisors in their role as portfolio managers use fundamental and quantitative analysis to identify securities that they believe will help meet the Funds' investment objectives. The companies issuing these securities, their corporate parents and their subsidiaries are then subject to a review by the Investment Advisor, Forward Management, LLC. The review is based on more than 20 environmental and social guidelines that were developed by the Sierra Club to ensure the companies' practices, products or services do not create meaningful conflicts with the Club's core values. The companies that meet the guidelines are passed on to a committee of Sierra Club members for their final review and approval or rejection. If the Sierra Club approves a company, the company's securities are included in the potential investment universe for the Sierra Club Funds. At that or another time, the sub-advisors can purchase those securities for inclusion in the Sierra Club Funds.

To ensure their continued environmental and social responsibility, both the Investment Advisor and the Sierra Club continually reevaluate the companies in this universe.

THE SIERRA CLUB DOES NOT MAKE INVESTMENT JUDGEMENTS CONCERNING ANY COMPANY OR ITS SECURITIES. Such investment decisions are made entirely by the Investment Advisor or sub-advisor.

Please note that there are limits to the amount of information that can be obtained and reviewed and, at times, the Funds may invest in securities that would not meet these guidelines based on additional information. If the Investment Advisor obtains this information while the Funds still own the security, the Funds will remove the security from their respective portfolios within a reasonable time period. The final determination of whether a particular company meets the guidelines involves the subjective judgment of the Sierra Club.

Although the environmental and social criteria may limit the availability of certain investment opportunities more than those available to an investment company without such criteria, Forward Management, LLC, and the sub-advisors believe sufficient investment opportunities exist to allow each Sierra Club Fund to satisfy its investment objective.

                     PROXY VOTING AND SHAREHOLDER ACTIVISM

Each year the Sierra Club Funds may have the opportunity to vote on issues of corporate governance and corporate environmental and social accountability at annual stockholder meetings. The Investment Advisor for the Funds takes its voting responsibilities seriously and votes all proxies in a fashion that is consistent, in its best judgment, with the core values of the Sierra Club.


Sierra Club Funds representatives, employed by the Investment Advisor, also work independently and with other institutional shareholders to engage corporate managements in dialogue on financial, environmental and social accountability. Additionally, the Sierra Club Funds may, on occasion, sponsor or co-sponsor shareholder resolutions designed to improve the accountability of selected companies consistent with Sierra Club core values. Whenever possible, Sierra Club Funds representatives work with federal and state legislatures and agencies to effect changes in government regulations to achieve the goals of the Sierra Club.

                            MANAGEMENT OF THE FUNDS

Investment Advisor

Forward Management, LLC ("Forward Management" or the "Investment Advisor") serves as investment advisor to each of the Sierra Club Funds. Forward Management is a registered investment advisor that supervises the activities of the sub-advisors and, pursuant to its investment management agreement with the Company, has the authority to engage the services of different sub-advisors with the approval of the Directors of the Company and each Sierra Club Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Sierra Club Funds, in accordance with their investment objectives, policies and restrictions and subject to the general supervision of the Company's Board of Directors, but has delegated this authority to the sub-advisors for each of the Sierra Club Funds. Forward Management also provides the Sierra Club Funds with ongoing management supervision and policy direction. Forward Management has managed the Sierra Club Funds since their inception.

Each Sierra Club Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:


                                               Advisory Fee Paid
               Fund                           to Advisor by Fund*
               ----                           -------------------
               Sierra Club Equity Income Fund        0.94%
               Sierra Club Stock Fund                1.00%

--------------

* Actual advisory fees paid for fiscal year ended December 31, 2004 may have been less than this figure due to the effect of expense waivers. See "Investment Advisory and Other Services" in the Statement of Additional Information.


The Funds pay these advisory fees to Forward Management, which in turn pays the sub-advisors a sub-advisory fee. Daily investment decisions are made by the sub-advisors, whose investment experience is described below.

A discussion regarding the basis for the Board of Directors' approval of the investment management agreements with the Investment Advisor and Sub-advisors will be available in the Funds' semi-annual report for the period ending June 30, 2005.


The Sub-Advisors

The Sub-Advisors manage the Funds and make decisions with respect to, and place orders for, all purchases and sales of each Fund's securities, subject to the general supervision of the Company's Board of Directors and the Investor Advisor and in accordance with the investment objectives, policies and restrictions of the Funds.

Each Sub-Advisor employs its own investment approach and independently manages its portion of the Funds. The Sub-Advisors of the Funds manage roughly equal portions of each Fund's assets.

Uniplan serves as a sub-advisor for the Sierra Club Equity Income Fund. Uniplan is a wholly-owned subsidiary of Uniplan Holdings, Inc. Uniplan is located at 23909 W. Overson Road, Union Grove, Wisconsin 53182. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of December 31, 2004, Uniplan and its affiliates managed and advised approximately $230 million in assets. Uniplan has been in the business of providing investment advisory services for over 17 years. Richard Imperiale is the Portfolio Manager for the Fund. He has been President of Uniplan since its inception in 1984. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall"), founded in 1971, serves as a sub-advisor to the Sierra Club Stock Fund. Harris Bretall's address is One Sansome Street, Suite 3300, San Francisco, CA 94104. As of December 31, 2004, Harris Bretall managed over $2.1 billion in equity, balanced, fixed-income and socially responsible assets. Harris Bretall uses a team-managed approach to manage its portion of the Sierra Club Stock Fund.


A team of professional portfolio managers employed by Harris Bretall makes investment decisions for the Fund. The Harris Bretall team is led by Susan Foley, CFA. Ms. Foley joined Harris Bretall as a Portfolio Manager in 1989. She is currently a member of the firm's Board of Directors and Strategy Team. She also directs the firm's Portfolio Management Team. Ms. Foley entered the securities industry with Smith Barney, Harris Upham, Inc. in 1983, where she managed high-net worth individual portfolios, retirement funds and endowments. She received her B.S. in Biological Sciences from the University of California, Santa Barbara in 1982. Ms. Foley is a holder of the CFA designation and a Chartered Investment Counselor. She is also a member of the National Association of Business Economists and the Security Analysts of San Francisco.

NYLIM, founded in 2000, serves as a sub-advisor to each of the Sierra Club Equity Income Fund and the Sierra Club Stock Fund. NYLIM is located at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company. As of December 31, 2004, NYLIM and its affiliates managed over $189 billion in assets. NYLIM uses a team-managed approach to manage its portion of the Funds.


A team of professional portfolio managers employed by NYLIM makes investment decisions for the portion of each of the Funds managed by NYLIM. The NYLIM team consists of Jeffrey Sanders, Kathy O'Connor and Joan Sabella.



Kathy O'Connor, CFA, Managing Director, manages and conducts equity research for the Sierra Club Stock Fund. Ms. O'Connor is a Director at the New York Society of Security Analysts, and a member of the Association for Investment Management and Research (AIMR). Prior to joining NYLIM in December 2000, Ms. O'Connor was Vice President and Portfolio Manager at Towneley Capital Management, Inc., and held positions with Standish, Ayer & Wood, State Street Bank & Trust Company, and Shearson Lehman. She holds an MBA from Babson College, a BA from University of Massachusetts and a Certificate in Accounting from Northeastern University.



Joan Sabella, CFP, CRPC, Director, manages and coordinates fixed income research and trading for the Sierra Club Equity Income Fund. Ms. Sabella is a member of the Financial Planning Association and the Association for Investment Management Research (AIMR). Prior to joining NYLIM in December 2000, she was Vice President and Portfolio Manager at Towneley Capital Management, Inc., and held positions at Oppenheimer &

Co. and American Electric Power, performing research and statistical analysis. Ms. Sabella holds a BBA in Finance from Baruch College.



Jeffrey Sanders, CFA, Managing Director, conducts equity research. Prior to joining NYLIM in December 2000, Mr. Sanders was a financial consultant to Towneley Capital Management, Inc., a Vice President at Citicorp specializing in mergers and acquisitions, and a corporate finance associate at Merrill Lynch Capital Markets. He has over 20 years of investment experience, and serves as a member of the Board of Directors of the Idaho Chapter of Investment Analysts. Mr. Sanders holds an MBA from Boise State University, and MS and BS degrees from the California Institute of Technology. He is a member of the Association for Investment Management and Research (AIMR).



The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership in the Funds.


Hiring Sub-Advisors without Shareholder Approval


The Forward Funds' Board of Directors and shareholders have authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of the Sierra Club Funds without shareholder approval, subject to obtaining appropriate exemptive relief from the SEC, or pursuant to proposed Rule 15a-5 under the Investment Company Act of 1940. Pursuant to such exemptive relief or proposed Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until Rule 15a-5 is adopted or until the Forward Funds apply for and receive exemptive relief from the SEC to permit operations in this manner. There is no assurance that proposed Rule 15a-5 will be adopted or that the Forward Funds will seek or obtain exemptive relief.


Proposed Fund Reorganization


It is anticipated that each Fund will be reorganized during the third quarter of 2005 into a newly created series of the Forward Funds, a Delaware statutory trust. The required approval from both the Board of Directors and shareholders for such transaction has been obtained.

                              VALUATION OF SHARES


The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund's net asset value ("NAV"). The NAV of each Fund (and each class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Directors.

The NAV per share of the Fund fluctuates as the market value of the Fund's investments changes. NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. The Fund's assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Directors. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses.

The Sierra Club Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes accurately reflects fair value. The Forward Funds' policy is intended to result in a calculation of the Fund's net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                               PURCHASING SHARES

How to Buy Shares

Investor Class

  Purchase Choices:

  .  Through your financial advisor
  .  Through our Distributor
  .  By Mail, Telephone, Wire or Internet

Individual investors can choose from the following methods to purchase shares of Sierra Club Funds. Individual investors can purchase Investor Class shares through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Funds, or through the Distributor directly. In addition, Investor Class shares of Sierra Club Funds can be purchased at any time via the mail, telephone or wire. Purchases can also be made through the Internet if you have already opened an account. There are no initial sales loads for Investor Class shares of the Funds.

  Minimum Initial Investment Amount:

  .  $2,500 for non-retirement accounts
  . $1,000 for retirement and Coverdell Education Savings accounts . $500 for Automatic Investment Plan investments

  Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Sierra Club Funds. The minimum initial investment amount is $500 and minimum subsequent investments are only $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify (the default will be the 20th of each month or the next Business Day if the 20th is not a Business Day). Please telephone (866) 897-5982 if you would like more information.

Subsequent investments for each Fund must be for $100 or more unless you have enrolled in the Sierra Club Funds Automatic Investment Plan. Broker-dealers may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

  .  Name;
  .  Date of birth (for individuals);
  . Residential or business street address (although post office boxes are still permitted for mailing); and
  . Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


Forward Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

                              ABOUT YOUR PURCHASE


When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the purchase price will be based on the NAV next determined, but only if the dealer receives the order by the applicable NAV calculation time and transmits it to Forward Funds. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order properly, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Sierra Club Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed based on that day's NAV. An order received after the pricing time on any Business Day is processed based on the NAV determined as of the pricing time on the next Business Day of the Funds.


Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Forward Funds, the Funds' distributor or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.


To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the Sierra Club Funds) with a completed and signed Account Application form to Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820. Call (866) 897-5982 for an Account Application form. A completed investment application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.



The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Sierra Club Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.



Sierra Club Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.


Forward Funds reserves the right to refuse any request to purchase shares.

                              EXCHANGE PRIVILEGE


You can exchange your Investor Class shares of any Sierra Club Fund for shares of the same class of any other Fund that is part of Forward Funds, Inc., or with a money market fund. Please check with Forward Funds to determine which money market funds are available. There are generally no fees for exchanges. However, if you exchange your shares 60 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.


You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at (866) 897-5982 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by a Fund.


The Forward Funds also reserve the right to prohibit exchanges during the first 15 days following an investment in a Fund. The Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Directors or the Advisor to be in the best interests of shareholders, and otherwise consistent with applicable regulations. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                               REDEEMING SHARES


You may redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds' distributor, Forward Funds or their agents and subject to any applicable redemption fee. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds intends to redeem shares of each Forward Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee in connection with redemptions.

If you sell or exchange your shares within 60 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount ("Redemption Fee"). The Redemption Fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. In addition, the Forward Funds hope that the Redemption Fee will discourage short-term trading of shares. Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's NAV.


The Forward Funds' Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds attempt to discourage frequent trading by imposing a Redemption Fee for short-term trading, as described above. The Redemption Fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading, and to provide a general disincentive for such activity. The Redemption Fee is not a sales charge (load) and it will be paid directly to the Funds. The Redemption Fee may not apply in certain circumstances, including the death or disability of a shareholder. In addition, as discussed in greater detail below, the trading activity of the Funds' shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.



The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Forward Management compliance personnel review on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $10,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management conducts periodic sweeps of trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity. The Transfer Agent is to provide periodic reports to Forward Management and the Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Directors will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived, as well as a report concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee. Periodically, the Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such procedures.

While the policies and procedures described above have been adapted to attempt to detect and limit trading that is frequent or disruptive to the Funds' operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity.

The Funds outsource the portion of fund operations pertaining to transfer agency to a third-party service provider. These services are currently provided to the Funds under a transfer agency and service agreement with the Transfer Agent. The Transfer Agent is generally responsible for processing day-to-day fund share activity. The Transfer Agent's own policies and procedures for processing fund share transactions play a vital role in implementing the Funds' policy, including administering Redemption Fees, monitoring shareholder trades and flows of money as may be needed to address any large and frequent short-term trading not deterred by Redemption Fees, and addressing any waivers.

Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Sierra Club Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by wire transfer, telephone or through the Internet.

Medallion Signature Guarantee

A Medallion Signature Guarantee verifies the authenticity of a shareholder's signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agencies, savings associations or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to a shareholder's account are in fact authorized by the shareholder. If the proceeds of a redemption greater than $50,000 are to be paid to someone other than the registered holder or to other than the shareholder's address of record or if the shares are to be transferred, a Medallion Signature Guarantee is required. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock

Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participants in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

The Medallion Signature Guarantees are not required for shares when an application is on file with the Transfer Agent, payment is to be made to the shareholder of record at the shareholder's address of record and the proceeds of the redemption are $50,000 or less. The Transfer Agent reserves the right to reject any Medallion Signature Guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by Federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Sierra Club Account Application. If a request for a wire redemption is received by the Company prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Company for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, the Company will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at (866) 897-5982 or by written instructions. The Company cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. The Company reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with a Medallion Signature Guarantee to Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee of $8.00 will be charged by the Company.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to the Company in order to add this option. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.

The Company's Account Application Form provides that neither the Investment Advisor, the Transfer Agent, the Sub-Advisors, the Company nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine by the Company's administrator. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Company by telephone, you may also mail the redemption request to Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820.

By Mail

To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is P.O. Box 9820, Providence, Rhode Island 02940-9820. The Transfer Agent will require a Medallion Signature Guarantee. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send overnight shipments to a post office box. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a Medallion Signature Guarantee.

By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank checking account from your Sierra Club Fund account. The account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated checking account or a check will be mailed to the address of record (the default date is the 20th day of each month or the next Business Day if the 20th is not a Business Day). No redemption fee will be imposed on such systematic withdrawals.

Payments to Shareholders

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment or redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission ("SEC") orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The

Forward Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of Federal funds. Forward Funds intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.


                             INTERNET TRANSACTIONS

You may purchase and redeem shares of the Sierra Club Funds through the Internet. Please note that to purchase shares through the Internet you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact the Company at (866) 897-5982 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Company's web site at www.sierraclubfunds.com and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about the Company and specific information about your accounts is also available on the web site.

                  DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

The Company has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each of the Sierra Club Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Investor Class shares. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost more than other types of sales charges. The Company has adopted a Shareholder Service Plan with respect to the Investor Class shares of each of the Sierra Club Funds. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund attributable to Investor Class shares.

The Investment Advisor may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Funds. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Funds or their shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products, and my influence financial service providers to present or make available the Funds to their customers.

                              DIVIDENDS AND TAXES

The Sierra Club Stock Fund expects to pay dividends of net investment income and capital gain distributions annually and the Sierra Club Equity Income Fund expects to declare and pay dividends of net investment income quarterly and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (866) 897-5982 or write to us at Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820.

Federal Taxes

The following information is meant only as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Sierra Club Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution generally will be the same for all of a Fund's shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate. Dividends attributable to interest are not eligible for the reductions in rates described below.

Dividends attributable to interest are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

  . Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
  . Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
  . A shareholder will also have to satisfy a more than 60-day holder period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
  . Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until you begin making withdrawals from the account. These accounts are subject to complex tax rules. You should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund's shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

                         PORTFOLIO HOLDINGS DISCLOSURE


A description of the Forward Funds' policies and procedures with respect to the disclosure of a Fund's portfolio holdings is available in the Statement of Additional Information.


The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at http://www.sierraclubfunds.com no sooner than 5 days after the end of that month or calendar quarter, respectively.

                              GENERAL INFORMATION

Shareholder Communications

You may obtain current price, yield and other performance information on any of the Sierra Club Funds between the hours of 8:30 a.m. and 5:00 p.m. Eastern time Monday through Friday by calling (866) 897-5982 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about the Company write to Sierra Club Funds, P.O. Box 9820,

Providence, Rhode Island 02940-9820, or call toll free at (866) 897-5982. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC's website at http://www.sec.gov.

You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Sierra Club Fund shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Sierra Club Funds are offered only where the sale is legal.

                             FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance and other financial information for the period of the Sierra Club Funds' operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investment in each Fund increased assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers, Sierra Club Funds' independent registered public accounting firm, for the years ended December 31, 2001, 2002, 2003 and 2004 and by another independent registered public accounting firm for the prior periods. The report of PricewaterhouseCoopers, along with the Funds' financial statements, is included in the Funds' Annual Report which was filed with the Securities and Exchange Commission on March 4, 2005 and is available upon request.

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding throughout the Period.



                                                                              Sierra Club Stock Fund
                                                             -------------------------------------------------------
                                                                   Year          Year      Year      Year      Year
                                                                  Ended         Ended     Ended     Ended     Ended
                                                                 12/31/04      12/31/03  12/31/02  12/31/01  12/31/00
                                                             --------          --------  --------  --------  --------
Net Asset Value, Beginning of Period                         $ 10.39            $ 7.87   $ 10.32   $ 11.96   $ 14.38
Income/(loss) from Operations:
 Net investment income/(loss)                                  (0.05)            (0.05)    (1.15)    (0.02)     0.01
 Net realized and unrealized gain/(loss) on investments         1.74              2.57     (1.30)    (1.62)    (0.53)
                                                             -------            ------   -------   -------   -------
   Total from Operations                                        1.69              2.52     (2.45)    (1.64)    (0.52)
                                                             -------            ------   -------   -------   -------
Less Distributions:
 From net investment income                                       --                --        --        --     (0.01)
 From capital gains                                            (0.09)               --        --        --     (1.89)
 Tax return of capital                                            --                --        --        --       -- +
                                                             -------            ------   -------   -------   -------
   Total Distributions:                                        (0.09)               --        --        --     (1.90)
                                                             -------            ------   -------   -------   -------
Redemption fees added to paid in capital                         -- +              -- +      -- +       --        --
                                                             -------            ------   -------   -------   -------
Net increase/(decrease) in net asset value                      1.60              2.52     (2.45)    (1.64)    (2.42)
                                                             -------            ------   -------   -------   -------
Net Asset Value, End of Period                               $ 11.99            $10.39   $  7.87   $ 10.32   $ 11.96
                                                             -------            ------   -------   -------   -------
Total Return                                                   16.23%            32.02%   (23.74)%  (13.71)%   (3.81)%
                                                             =======            ======   =======   =======   =======
Ratios/Supplemental Data:
Net Assets, End of Period (000's)                            $20,201            $8,155   $   518   $25,903   $29,833
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver   (0.70)%           (0.95)%   (0.34)%   (0.15)%    0.06%
 Operating expenses including reimbursement/waiver              1.70%/(1),(2)/    1.84%     1.86%     1.50%     1.48%
 Operating expenses excluding reimbursement/waiver              2.70%/(1)/        6.32%     1.96%     1.91%     1.79%
 Portfolio turnover rate                                          93%               56%       88%       73%      105%

--------------

(1)The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.


(2)Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%.


 + Amount represents less than $0.01 per share.

SIERRA CLUB EQUITY INCOME FUND
Financial Highlights
For a Share Outstanding Throughout the Periods Presented.


                                                             Sierra Club Equity Income Fund*
                                                             -----------------------------
                                                                Year Ended       Year Ended
                                                                 12/31/04       12/31/03/(1)/
                                                             ----------         ------------
Net Asset Value, Beginning of Period                          $ 11.66             $ 10.00
Income/(loss) from Operations:
 Net investment loss                                            (0.02)              (0.04)
 Net realized and unrealized gain on investments                 1.09                1.90
                                                              -------             -------
   Total from Operations                                         1.07                1.86
                                                              -------             -------
Less Distributions:
 From capital gains                                             (0.68)              (0.20)
                                                              -------             -------
   Total Distributions:                                         (0.68)              (0.20)
                                                              -------             -------
Redemption fees added to paid in capital                          -- +                -- +
                                                              -------             -------
Net increase in net asset value                                  0.39                1.66
                                                              -------             -------
Net Asset Value, End of Period                                $ 12.05             $ 11.66
                                                              -------             -------
Total Return                                                     9.18%              18.65%
                                                              =======             =======
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                            $30,422             $26,882
 Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver    (0.18)%             (0.36)%
 Operating expenses including reimbursement/waiver               1.72%/(2),(3)/      1.84%
 Operating expenses excluding reimbursement/waiver               2.01%/(2)/          2.60%
 Portfolio turnover rate                                           79%                 62%

--------------

 * Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.


(1)The Fund commenced operations on January 1, 2003.


(2)The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.71% and 2.00%, respectively.


(3)Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%.


 + Amount represents less than $0.01 per share.

INVESTMENT ADVISOR

Forward Management, LLC

ADMINISTRATOR

PFPC Inc.

DISTRIBUTOR


PFPC Distributors, Inc.


COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopeers LLP

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

PFPC Inc.

More information on these Funds is available free upon request, including the following:

Annual & Semi-Annual Reports

These reports list the holdings of each Fund, describe each Fund's performance, include the Funds' financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

Statement of Additional Information

The Statement of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered part of this Prospectus.

How Do I Obtain A Copy Of These Documents?

By following one of the four procedures below:

1. Call or write, and copies will be sent to you free of charge:

      Sierra Club Funds
      433 California Street, 11th Floor
      San Francisco, CA 94104
      (866) 897-5982

2. Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

      Public Reference Section of the SEC
      Washington, D.C. 20549-6009
      (202) 942-8090

3. Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.

4. After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

                                   [GRAPHIC]

We all have reasons to invest. Some of us have greater objectives. Sierra Club Mutual Funds are for people interested in uniting their financial goals with environmental progress.

  Invest with a purpose.
Invest for our planet.

                           Sierra Club Mutual Funds
                           www.sierraclubfunds.com
                           E-Mail: info@sierraclubfunds.com
                           Toll-Free Tel: (866) 897-5982

                           [SEC File Number: 811-8419]
                           SCPRO 4/04

                           Printed on recyled paper using
                           soy based inks [GRAPHIC]
                           [GRAPHIC]

                       STATEMENT OF ADDITIONAL INFORMATION

                         Sierra Club Equity Income Fund
                             Sierra Club Stock Fund

                        433 California Street, 11th Floor
                         San Francisco, California 94104
                                 (866) 897-5982

                                dated May 1, 2005

The Sierra Club Funds are series of Forward Funds, Inc. ("Forward Funds" or the "Company"), an open-end management investment company commonly known as a mutual fund. The Company offers nine investment portfolios. Investor Class shares of two of the portfolios are discussed in this Statement of Additional Information ("SAI"): the Sierra Club Equity Income Fund and Sierra Club Stock Fund (collectively, the "Sierra Club Funds"). The Sierra Club Stock Fund also offers Class A shares pursuant to a separate prospectus and statement of additional information. There is no assurance that any of the Funds will achieve its objective.

This SAI is not a prospectus and should be read in conjunction with the Sierra Club Funds' Prospectus, dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Sierra Club Funds may be obtained free of charge by calling the Distributor at
(866) 897-5982.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ORGANIZATION OF THE FORWARD FUNDS, INC.........................................1
MANAGEMENT OF THE FORWARD FUNDS................................................1
PORTFOLIO HOLDINGS DISCLOSURE..................................................9
INVESTMENT ADVISORY AND OTHER SERVICES........................................11
INVESTMENT OBJECTIVES AND POLICIES............................................23
INVESTMENT RESTRICTIONS.......................................................23
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS....................................24
PORTFOLIO TRANSACTIONS........................................................35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................37
DETERMINATION OF SHARE PRICE..................................................40
SHAREHOLDER SERVICES AND PRIVILEGES...........................................41
DISTRIBUTIONS.................................................................41
TAX CONSIDERATIONS............................................................42
CALCULATION OF PERFORMANCE DATA...............................................48
GENERAL INFORMATION...........................................................52
FINANCIAL STATEMENTS..........................................................54
APPENDIX A...................................................................A-1

                     ORGANIZATION OF THE FORWARD FUNDS, INC.

The Sierra Club Funds are series of the Forward Funds, Inc., an open-end management investment company, which offers nine investment portfolios. The two portfolios discussed in this SAI are diversified investment portfolios. The Company was organized as a Maryland corporation on October 3, 1997.


The authorized capital stock of the Company consists of two billion (2,000,000,000) shares of three classes of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into nine series. Each Sierra Club Fund currently offers a class of shares called Investor Class shares. The Sierra Club Stock Fund also offers a class of shares called Class A shares. Only the Investor Class shares are offered hereby; the Class A shares of the Sierra Club Stock Fund are offered pursuant to a separate prospectus and statement of additional information. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.


The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                         MANAGEMENT OF THE FORWARD FUNDS

Board of Directors. The Company's Board of Directors oversees the management and business of the Funds. The Directors are elected by Shareholders of the Company. There are currently six directors, four of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisors or otherwise. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below.

NON-INTERESTED DIRECTORS:


                                     Term of                                                     Number of
                      Position(s)  Office and                                                  Funds in Fund           Other
                       Held with    Length of                                                     Complex         Directorships
 Name, Address, and       the         Time                                                      Overseen by           Held by
        Age*            Company     Served**   Principal Occupation(s) During Past Five Years     Director          Director***
 ------------------   -----------  ----------  ----------------------------------------------  -------------  ----------------------
Kenneth V. Domingues  Director     Since 2003  Financial Consultant, Securities Arbitrator,          9        None
Age: 72                                        Expert Witness, Estate and Trust Administrator
                                               (1999-present); Technical Consultant to the
                                               California State Board of Accountancy
                                               (2002-present); Chief Accountant, Division of
                                               Investment Management, U.S. Securities and
                                               Exchange Commission (1998-1999); Senior Vice
                                               President and Chief Financial Officer,
                                               Franklin Templeton Group, an investment
                                               management company (1987-1997).

Haig G. Mardikian     Director     Since 1998  Owner of Haig G. Mardikian Enterprises, a real        9        None.
Age: 57                                        estate investment business (1971- present); a
                                               General Partner of M&B Development, a real
                                               estate investment business (1983-present);
                                               General Partner of George M. Mardikian
                                               Enterprises, a real estate investment business
                                               (1983-2002); President and Director of
                                               Adiuvana-Invest, Inc., a real estate
                                               investment business (1989- present); Vice
                                               Chairman and Trustee of the William Saroyan
                                               Foundation (1992-present); Managing Director
                                               of the United Broadcasting Company, radio
                                               broadcasting (1983-2001); Chairman and
                                               Director of SIFE Trust Fund (1978-2002);
                                               Director of the Downtown Association of San
                                               Francisco (1982-present); Director of the
                                               Market Street Association (1982-present);
                                               Trustee of the International House, University
                                               of California at Berkeley (2001-present);
                                               Trustee of Trinity College (1998-present);
                                               Trustee of the Herbert Hoover Presidential
                                               Library (1997-present); Trustee of the Herbert
                                               Hoover Foundation (2002-present); Trustee of
                                               the Advisor California Civil Liberties Public
                                               Education Fund (1997-present).

Leo T. McCarthy       Director     Since 1998  President, The Daniel Group, an investment            9        Director, Linear
Age: 74                                        proprietorship (January 1995-present); and                     Technology
                                               Director, Accela, Inc., a software company                     Corporation, a
                                               (March 1998-present).                                          manufacturing company
                                                                                                              (July 1994-present).

                                    Term of                                                      Number of
                     Position(s)  Office and                                                   Funds in Fund          Other
                      Held with    Length of                                                      Complex         Directorships
Name, Address, and       the         Time                                                       Overseen by          Held by
       Age*            Company     Served**    Principal Occupation(s) During Past Five Years     Director         Director***
-------------------  -----------  -----------  ----------------------------------------------  -------------      -------------
Donald O'Connor      Director     Since 2000   Financial Consultant (1997-present); Retired          9        Trustee of the
Age: 68                                        Vice President of Operations, Investment                       Advisors Series Trust
                                               Company Institute ("ICI"), a mutual fund trade                 (15) (1997-present).
                                               association (May 1969 - June 1993); Executive
                                               Vice President and Chief Operating Officer,
                                               ICI Mutual Insurance Company, an insurance
                                               company (1987-1997); Chief, Branch of Market
                                               Surveillance, Securities and Exchange
                                               Commission (1964-1969).


----------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**   Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:


                                     Term of                                                      Number of
                      Position(s)  Office and                                                   Funds in Fund          Other
                       Held with    Length of                                                      Complex         Directorships
 Name, Address, and       the         Time                                                       Overseen by          Held by
        Age*            Company     Served**    Principal Occupation(s) During Past Five Years     Director         Director***
--------------------  -----------  -----------  ----------------------------------------------  -------------  ---------------------
J. Alan Reid,         President,   Since 2001   President of Forward Management, LLC, an               9       Director of FOLIOfn.
Jr. ****              Director                  investment advisor ("Forward Management,"                      (2002-present):
Age: 42                                         formerly known as Webster Investment                           Director of Legato
                                                Management Co., LLC) (April 2001-present);                     Capital Management
                                                President, ReFlow Management, an investment                    an investment
                                                service company (2001-present); President,                     management company
                                                Sutton Place Management, a human resources                     (2004-present)
                                                service company (2001-present); Senior Vice
                                                President, Director of Business Delivery,
                                                Morgan Stanley Online, a financial services
                                                company (1999-2001); Vice President of the
                                                Board of Directors of Centerpoint, a public
                                                health and welfare organization (January
                                                1997-present); Advisory Board Member,
                                                Finaplex, a software company (2002-present);
                                                Advisory Board of SunGard Expert Solutions
                                                (1998 to present).

DeWitt F. Bowman***** Director     Since 2000   Principal, Pension Investment Consulting, a            9       Trustee, Brandes
Age: 74                                         consulting company (February 1994-present);                    Inst. International
                                                Trustee Pacific Gas & Electric NDT, a nuclear                  Fund, a mutual fund
                                                decommissioning trust (March 1994 to present);                 (May 1994 to
                                                Interim Treasurer and Vice President for                       present); Director,
                                                Investments, Regents of the University of                      Dresdner/RCM Global
                                                California (September 2000-April 2001);                        Funds (December 1995
                                                Treasurer, Edgewood Center for Children and                    to March 2002);
                                                Families, a non-profit care center (March 1994                 Trustee, PCG Private
                                                to March 2004); Treasurer, Pacific Pension                     Equity Fund (May 1998
                                                Institute, a non-profit education organization                 to present);
                                                (June 1994 to June 2002); Director, Episcopal                  Director, RREEF
                                                Dioceses of California, a non-profit religious                 America REIT (May
                                                organization (June 1994 to present).                           1994 to present);
                                                                                                               Director RREEF
                                                                                                               America III REIT
                                                                                                               (December 2002 to
                                                                                                               present); Trustee,
                                                                                                               Sycuan Funds
                                                                                                               (September 2003 to
                                                                                                                present); Trustee,
                                                                                                               Wilshire Mutual Funds
                                                                                                               (March 1996 to
                                                                                                               present).

----------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**   Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.
***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided, or in the future may provide, consulting services to Forward Management, LLC.

OFFICERS:


                                      Term of                                                          Number of
                       Position(s)  Office and                                                        Funds in Fund     Other
                        Held with    Length of                                                           Complex     Directorships
 Name, Address, and       the          Time                                                            Overseen by      Held by
        Age              Company      Served       Principal Occupation(s) During Past Five Years       Director       Director
---------------------  -----------  -----------  ---------------------------------------------------  -------------  -------------
Jeremy Deems           Treasurer    Since 2004   Chief Financial Officer at Forward Management
433 California                                   since 2004; Controller at Forward Management             N/A              N/A
Street, 11th Floor                               (2000 - 2004)
San Francisco, CA
94104
Age: 28

Mary Curran            Chief        Since 2004   General Counsel at Sutton Place Management               N/A              N/A
433 California         Compliance                since 2002; General Counsel at Morgan Stanley
Street, 11th Floor     Officer                   Online (1997-2002)
San Francisco, CA
94104
Age: 57

Lori V. O'Shaughnessy  Secretary    Since 2003   Vice President and Counsel at PFPC Inc. since 2004;
4400 Computer Drive                              Associate Counsel at PFPC Inc. (2002-2004);               N/A              N/A
Westborough, MA 01581                            Associate Counsel at Investors Bank & Trust
Age: 33                                          Company, a financial service provider
                                                 (2001-2002); Manager in Regulatory
                                                 Administration Department of PFPC Inc.
                                                 (1998-2001).



----------
* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

The Board of Directors has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees.

The Audit Committee consists of four members: Messrs. Domingues, Mardikian, McCarthy and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Company's financial records and internal accounting controls and acting as the principal liaison between the Board and the Company's independent auditors. During the fiscal year ended December 31, 2004, the Audit Committee convened four times.


The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Directors (including considering written nominations from shareholders delivered to the Company at its address on page 11). During the fiscal year ended December 31, 2004, the Nominating Committee did not convene.


The Pricing Committee consists of five members: Messrs. Bowman and O'Connor, as well as Mark Guadagnini, Roger Edelen and Mary Curran. The Pricing Committee, in conjunction with the Investment Advisor and Sub-Advisors, is responsible for determining the fair value and market value of the Fund's securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2004, the Pricing Committee convened three times.

The Funds pay two of the non-interested Directors $3,625 each per regular meeting and $1,500 each for each special meeting attended in person. One non-interested Director who serves as Chairman of the Board of Directors receives $4,000 per regular meeting and $1,500 for each special meeting attended in person. One non-interested Director who serves as Chairman of the Audit Committee receives $4,500 per regular meeting and $1,500 for each special meeting attended in person. One interested Director also receives $3,625 per regular meeting and $1,500 for each special meeting attended in person. The other interested Director does not receive any compensation by the Funds. Directors receive half of the respective fee if they participate in either a regular, special or committee meeting by telephone rather than in person. Officers of the Funds and Directors who are affiliated persons of the Funds, Investment Advisor or sub-advisors do not receive any compensation from the Funds or any other funds managed by the Investment Advisor or sub-advisors. As of December 31, 2004 the Officers and Directors owned less than 1% of the outstanding shares of the Funds.

                       Information as of December 31, 2004

NON-INTERESTED DIRECTORS:


                                                                                      Aggregate Dollar Range of
                                                                                       Equity Securities in All
                                                                                        Registered Investment
                                                                                        Companies Overseen by
                                                            Dollar Range of Equity      Director in Family of
Name of Director                       Fund                Securities in the Funds*      Investment Companies
----------------          ------------------------------   ------------------------   -------------------------
Kenneth V. Domingues      Sierra Club Equity Income Fund              A                          E
                          Sierra Club Stock Fund                      A

Haig G. Mardikian         Sierra Club Equity Income Fund              A                          D
                          Sierra Club Stock Fund                      C

Leo T. McCarthy           Sierra Club Equity Income Fund              A                          C
                          Sierra Club Stock Fund                      A

Donald O'Connor           Sierra Club Equity Income Fund              A                          E
                          Sierra Club Stock Fund                      A

INTERESTED DIRECTORS:

                                                                                    Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                                                                      Registered Investment
                                                                                      Companies Overseen by
                                                          Dollar Range of Equity      Director in Family of
Name of Director                     Fund                Securities in the Funds*      Investment Companies
----------------        ------------------------------   ------------------------   -------------------------
J. Alan Reid, Jr.       Sierra Club Equity Income Fund               B                          E
                        Sierra Club Stock Fund                       C

DeWitt F. Bowman        Sierra Club Equity Income Fund               A                          A
                        Sierra Club Stock Fund                       A

----------




*    Key to Dollar Ranges
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000

No Director who is not an interested person of the Company owns any securities of Forward Management, LLC, any of the Sub-Advisors (as defined herein), PFPC Distributors, Inc. or their affiliates.

            Compensation Received From Funds as of December 31, 2004


                                           Pension or                                 Total
                         Aggregate         Retirement                             Compensation
                       Compensation     Benefits Accrued    Estimated Annual      From Company
                         From the      As Part of Funds'      Benefits Upon         and Fund
Name and Position         Company           Expenses           Retirement            Complex
-----------------      ------------   -------------------   ----------------   ------------------
J. Alan Reid, Jr.         $     0              $0                  $0                $     0
   Director*
DeWitt Bowman,            $14,500              $0                  $0                $14,500
   Director*
Kenneth V. Domingues      $16,250              $0                  $0                $16,250
   Director
Haig G. Mardikian,        $15,250              $0                  $0                $15,250
   Director
Leo T. McCarthy,          $14,500              $0                  $0                $14,500
   Director
Donald O'Connor,          $14,500              $0                  $0                $14,500
   Director


-------
*    Interested

                          PORTFOLIO HOLDINGS DISCLOSURE

Publicly Available Information/Mandatory Disclosure

The Funds, or their duly authorized service providers, may publicly disclose holdings of all Forward Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of a Fund's completed purchases and sales (sometimes referred to as the "trade commentary") may only be made available simultaneously or after the public disclosure of the Fund's portfolio holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof, as duly documented with the Funds.

Confidential Dissemination of Portfolio Holdings

The Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings ("Disclosure Policies"). The Disclosure Policies provide that it is the policy of the Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

The Funds may disclose, under Conditions of Confidentiality, portfolio holdings before their public disclosure is required or authorized to service providers and mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Such holdings are released under conditions of confidentiality. "Conditions of Confidentiality" means that:

     (a) the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information as discussed below; and

     (b) the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds' Chief Compliance Officer.

The Funds' Directors will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders and its investment advisor, sub-advisors, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of the entities with which Forward has ongoing arrangements to provide portfolio holdings information, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1. Bloomberg - Monthly with a 30 day delay for all the Forward Funds except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, for which portfolio holdings information is released quarterly with no delay.

2. Morningstar, Inc., Standard & Poor's and The Thomson Corporation - Monthly with a 30 day delay for all the Forward Funds except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, for which portfolio holdings information is released monthly with no delay.

3. Lipper Analytical Services, Inc. - Monthly with a 4 day delay.

4. Vestek - Monthly with no delay.

5. FactSet Research Systems Inc. - Daily for all Funds with no delay.

6. The Funds' custodian, Brown Brothers Harriman & Co., and applicable sub-advisors - Monthly with no delay.

7. RRDonnelley financial printer - information is disclosed with no delay in order to prepare Form N-Q and the annual and semi-annual reports.

The Funds monitor the use by such third party recipients of non-public portfolio holdings information by requiring those recipients to provide to the Funds annual certifications that the information has been used only pursuant to the terms of the confidentiality agreement between the recipient and the Investment Advisor. In addition, acceptance by third parties who receive the information electronically constitutes reaffirmation that the third party will maintain the disclosed information in confidence and not trade portfolio securities based on the nonpublic information.

Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund's portfolio before disclosure of portfolio holdings is required as discussed above, provided that the information has been publicly disclosed (via the Funds' website or otherwise):


..    Top Ten holdings. Top ten holdings and the total percentage of the Fund such aggregate holdings represent.


..    Sector Holdings. Sector information and the total percentage of the Fund held in each sector.
..    Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund's ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Investment Advisor/Sub-Advisors of the Funds may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Investment Advisor/Sub-Advisors of the Funds may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

The Funds' Board of Directors and the Funds' legal department or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities.)

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Fund's portfolio holdings disclosure procedures involves a conflict of interest between the Fund's shareholders and the Fund's Advisor, Sub-Advisors, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent directors or a majority of a Board committee consisting solely of independent directors approves such disclosure. The Fund, the Advisor and the Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Violations of the Disclosure Policies must be reported to the Funds' Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Company's Board of Directors, as required by Rule 38a-1.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisors. Forward Management, LLC ("Forward Management" or the "Investment Advisor") serves as the Investment Advisor to each Fund. Forward Management is a registered investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Broderick Management LLC ("Broderick"), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management's securities. Broderick is wholly owned by Gordon Getty. Broderick was organized on December 5, 1997 as a Delaware Limited Liability Company. Sutton Place Management, LLC is an affiliate of the Funds who is also an affiliate of the Investment Advisor because it serves as an administrative service company to Broderick and its subsidiaries.


The Funds are designed to provide investment alternatives that are consistent with the principles and standards of the Sierra Club and to support Sierra Club's work in protecting our planet. The Sierra Club works with the Investment Advisor to create a list of securities that meet these principles and standards. The Investment Advisor has agreed to pay an annual fee to the Sierra Club in return for its services in creating this list and for use of the Sierra Club's trademark. This fee is assessed using the following schedule: (i) for the first year of the agreement, the Investment Advisor will pay to the Sierra Club an amount equal to 0.12% of the net assets of the Sierra Club Funds that are managed by the Investment Advisor; (ii) on January 1, 2005, the Investment Advisor will pay the same 0.12% fee on all retained assets that were under management in the first year. A higher 0.15% fee will be paid on the net new assets gathered during the second year; and (iii) for the third year, a fee of 0.12% will be paid on all the retained assets from the first year, a 0.15% fee will be paid on all the retained assets from the second year and a 0.20% fee will be paid on the net new assets gathered during the third and subsequent years.

All amounts paid by the Investment Advisor may be used by the Sierra Club to support its goals and programs.

Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company's Board of Directors but has delegated this authority to sub-advisors for each Fund. It also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since their inception and the nine portfolios of the Company, along with three portfolios contained in a separate registered investment company, are its principal investment advisory clients. Daily investment decisions are made by the sub-advisor(s) to each Fund, whose investment experience is described below. (Forward Management is referred to herein as "Investment Advisor" or "Advisor" and the sub-advisors are referred to herein as "Sub-Advisors").


The Sierra Club Equity Income Fund. Forward Management has engaged the services of Forward Uniplan Advisors, Inc. ("Uniplan") to act as Sub-Advisor for a portion of the Sierra Club Equity Income Fund's portfolio. Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan is located 23909 W. Overson Road, Union Grove, WI 53182. As of December 31, 2004, Richard Imperiale, President of Forward Uniplan Advisors, Inc. owns 80% of the outstanding shares of the Advisor. In addition, Forward Management holds a 20% ownership interest in Uniplan Advisors, Inc. and has an option to purchase an additional 5% ownership interest. Uniplan and its affiliates had approximately $230 million in assets under management as of December 31, 2004. Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios. Richard Imperiale is the portfolio manager for the Forward Uniplan Real Estate Investment Fund. He is the President, founder and controlling person of Uniplan.

Forward Management has also engaged the services of New York Life Investment Management LLC ("NYLIM") to act as the Sub-Advisor for a portion of the Fund's portfolio. NYLIM, founded in 2000, is a registered investment advisor under the Advisers Act and is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. New York Life Investment Management LLC is a wholly owned subsidiary of New York Life Investment Management Holdings which, in turn, is a wholly-owned subsidiary of New York Life Insurance Company. New York Life Insurance Company is a mutual insurance company founded in 1845. As of December 31, 2004, NYLIM and its affiliates managed over $189 billion in assets.



Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund and its Sub-Advisors were NYLIM and Harris Bretall Sullivan & Smith L.L.C.


The Sierra Club Stock Fund. Forward Management has engaged the services of Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") to act as Sub-Advisor for a portion of the Sierra Club Stock Fund's portfolio. Harris Bretall, founded in 1971, a registered investment advisor under the Advisers Act, is located at One Sansome Street, Suite 3300, San Francisco, California 94014. As of December 31, 2004, Value Asset Management, Inc. owned a controlling interest in the firm. Value Asset Management, Inc. is a holding company that owns investment advisory businesses. As of December 31, 2004, Harris Bretall managed over $2.1 billion in equity, balanced, fixed-income and socially responsible assets.


Forward Management has also engaged the services of NYLIM to act as a Sub-Advisor for a portion of the Sierra Club Stock Fund's portfolio. NYLIM is described above.

Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund and its Sub-Advisor was Garzarelli Investment Management, LLC. From December 16, 2002 to January 1, 2003, the Sierra Club Stock Fund was known as the Forward U.S. Equity Fund and its Sub-Advisor was Affinity Investment Advisors, LLC. In addition, prior to March 2000, the Fund was known as the U.S. Equity Fund and its Sub-Advisor was Barclays Global Fund Advisors.

Investment Management and Sub-Advisory Agreements. Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective Funds:

Sierra Club Equity Income Fund   0.94%

Sierra Club Stock Fund           1.00%

Neither the Investment Advisor nor the Sub-Advisors are required to furnish any personnel, overhead items or facilities for the Company. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the Funds.

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years:


                                      Gross Advisory   Fees Waived by
                                       Fees paid by        Forward      Net Advisory Fees
                                           Fund          Management            Paid
                                      --------------   --------------   -----------------
Fiscal Year Ended December 31, 2004
Sierra Club Equity Income Fund/1,2/      $264,371        $ (79,228)         $185,143

Sierra Club Stock Fund/3/                $133,000        $(133,000)         $   --

Fiscal Year Ended December 31, 2003
Sierra Club Equity Income Fund/1,2/      $219,323        $(177,210)         $ 42,113
Sierra Club Stock Fund/3/                $ 39,812        $ (39,812)             --

Fiscal Year Ended December 31, 2002
Sierra Club Equity Income Fund/1,2/          --              --                 --

Sierra Club Stock Fund/3/                $178,306        $ (22,300)         $156,006


----------
/1/ The Sierra Club Equity Income Fund commenced operations on January 1, 2003. /2/ Prior to April 1, 2005, Harris Bretall Sullivan & Smith, L.L.C. served as a
     Sub-Advisor to the Sierra Club Balanced Fund (currently the Sierra Club Equity Income Fund) and received payments under an Investment Sub-Advisory Agreement. Prior to April 1, 2005, Harris Bretall Sullivan & Smith, L.L.C. was paid an annual Sub-Advisory fee by Forward Management of 0.41% on the first $100 million of average net assets, 0.32% on the next $150 million of average net assets, and 0.27% on average net assets on the next $250 million and 0.24% on average net assets over $500 million.
/3/ Prior to January 1, 2003, Affinity Investment Advisors, LLC served as Sub-Advisor to the Forward U.S. Equity Fund (currently the Sierra Club Stock Fund) and received payments under the Interim Investment Sub-Advisory Agreement. Prior to January 1, 2003, Affinity Investment Advisors, LLC was paid an annual Sub-Advisory fee by Forward Management of 0.55% on the first $100 million of average net assets, 0.50% on the next $400 million of average net assets and 0.45% on average net assets over $500 million. Prior to

     December 16, 2002, Garzarelli Investment Management, LLC served as Sub-Advisor to the Forward Garzarelli U.S. Equity Fund (currently the Sierra Club Stock Fund) and received payments under the Investment Sub-Advisory Agreement. Prior to December 16, 2002, Garzarelli Investment Management, LLC was paid an annual sub-advisory fee by Forward Management of 0.55% on the first $100 million of average net assets, 0.50% on the next $400 million of average net assets and 0.45% on average net assets over $500 million.

For the services provided pursuant to their Sub-Advisory Agreements with the Investment Advisor, each Sub-Advisor receives an annual fee from the Investment Advisor at the following annual rates based on the average daily net assets of the respective Funds allocated to that Sub-Advisor:

                                  NYLIM       Uniplan
                                  -----       -------
Sierra Club Equity Income Fund
   First $100 million in assets   0.41%        0.41%
   Next $150 million in assets    0.32%        0.32%
   Next $250 million in assets    0.27%        0.27%
   Assets over $500 million       0.24%        0.24%

                                  NYLIM   Harris Bretall
                                  -----   --------------
Sierra Club Stock Fund
   First $100 million in assets   0.45%        0.45%
   Next $150 million in assets    0.40%        0.40%
   Next $250 million in assets    0.35%        0.35%
   Assets over $500 million       0.30%        0.30%

In its most recent initial approval or approval of continuation of the Investment Management Agreement and Sub-Advisory Agreements (the "Agreements") in December 2004, the Board of Directors of the Company, including a majority of the Directors who are not parties to the Agreements, considered a number of factors. In determining whether to approve each Agreement, the Directors considered the fees and expenses to be paid by the Funds and by comparable funds, the costs of providing these services, and the profitability of the Investment Advisor and the Sub-Advisors due to their relationships with the Funds. The Directors also considered the nature and quality of services provided under the Agreements. The Directors also considered the relationships among the Investment Advisor, the Sub-Advisors, and their affiliates, including any collateral benefits received by the Investment Advisor, the Sub-Advisors and their affiliates due to their relationships with the Funds. The Directors also considered the representations of the Investment Advisor and the Sub-Advisors concerning staffing, capabilities and methodologies to be applied in managing the Funds. Upon completion of the Board's review and discussion, the Directors concluded that the nature of the services provided under the agreement is of high quality, and the investment advisory fees payable to the Investment Advisor and the Sub-Advisors under the Agreements are fair and reasonable in light of the services to be provided to the Funds, and approved the Agreements for two years.

Each Investment Management or Sub-Advisory Agreement will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the respective Fund's outstanding shares, as applicable, voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Investment Advisor or any Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

Each such Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by such Advisor. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


As described in the Prospectus, the Investment Advisor has contractually agreed to limit through January 1, 2006 the total expenses (exclusive of brokerage costs, interest, taxes, dividend and extraordinary expenses) of the Investor Class shares of the Funds to an annual rate of 1.69% for each Fund. Pursuant to this agreement, the Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will not cause the Fund's expense limitation to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred. There is no assurance that these expense limitations will be continued beyond January 1, 2006.


Portfolio Managers

NYLIM

NYLIM uses a team-managed approach to manage the portion of the Sierra Club Stock Fund's portfolio that is managed by NYLIM. The team is managed by Kathy O'Connor, CFA, Managing Director. Joan M. Sabella, CFP, CRPC, Director of Equity Investors Group, a division of NYLIM, manages the portion of the Sierra Club Equity Income Fund that is managed by NYLIM. Jeffrey Sanders, CFA, Managing Director conducts equity research. The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Sanders, Ms. O'Connor and Ms. Sabella managed as of December 31, 2004:

Jeffrey Sanders

                                                              Number of Accounts   Assets Managed for
                                   Number of                   Managed for which   which Advisory Fee
                                    Accounts   Total Assets     Advisory Fee is      is Performance-
         Type of Account            Managed       Managed      Performance-Based          Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies        3       $360,571,870            0                   $0
Other pooled investment vehicles       0       $          0            0                   $0
Other accounts                         0       $          0            0                   $0

Kathy O'Connor

                                                              Number of Accounts   Assets Managed for
                                   Number of                   Managed for which   which Advisory Fee
                                    Accounts   Total Assets     Advisory Fee is      is Performance-
         Type of Account            Managed       Managed      Performance-Based          Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies         4      $382,059,604            0                   $0
Other pooled investment vehicles        0      $          0            0                   $0
Other accounts                         14      $441,044,971            0                   $0

Joan Sabella

                                                              Number of Accounts   Assets Managed for
                                   Number of                   Managed for which   which Advisory Fee
                                    Accounts   Total Assets     Advisory Fee is      is Performance-
         Type of Account            Managed       Managed      Performance-Based          Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies         3      $614,653,842            0                   $0
Other pooled investment vehicles        0      $          0            0                   $0
Other accounts                         12      $139,728,181            0                   $0

Each of the portfolio managers provide portfolio management services to other clients, and there are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same security for various accounts managed by the portfolio managers, some of which may have different objectives. To accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others, NYLIM has adopted policies and procedures for aggregation and allocation of trades, and a code of ethics. All client accounts are treated fairly and equitably and no one client account receives preferential treatment over another.


NYLIM provides investment services to other private accounts including, but not limited to, insurance company affiliated accounts, mutual funds and corporations. The accounts it manages generally tend to have similar investment parameters as the Funds. For example, NYLIM has accounts with the same investment parameters as those of the Sierra Club Balanced Fund and the Sierra Club Stock Fund, although not with the same socially responsible screening constraints. Any purchases or sales of securities being made by a Fund, may also be made for other accounts managed by the Sub-Advisor. All such transactions will be allocated pro rata in accordance with the Sub-Advisor's Aggregation and Allocation Policies and Procedures. Currently, all Equity Investors Group client accounts have long-only strategies.

To address potential conflicts of interest between the clients and the advisor NYLIM has developed policies and procedures to help guide the portfolio managers when they are faced with a conflict. The policies and procedures created include: Code of Ethics with respect to personal trading, and Aggregation and Allocation with respect to trading costs and investment opportunities.

NYLIM's compliance department and the portfolio management supervisors monitor for conflicts on a daily basis through the preparation and review of daily trade packages. The daily trade packages require the portfolio management supervisor to review the prior day's transactions for unfair treatment in allocations across client accounts. The NYLIM Investment Committee conducts additional reviews of client portfolios. The NYLIM Investment Committee reviews similarly benchmarked accounts to ensure that no account is disadvantaged.

In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

An employee's total compensation package, i.e., salary, annual and long-term incentives, is reviewed periodically to ensure it is competitive relative to the external marketplace.

Annual Incentive Plan

The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. NYLIM Company Performance is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow.

Long-term Incentive Plan

The Partner Equity Plan awards both Partner (Phantom) Options and Partner (Phantom) Shares to eligible employees (Director and above), and is designed to reward growth in Company value. Awards are made in a 2:1 options to stock ratio.

Uniplan

Richard Imperiale, President, is responsible for the day-to-day management of the Sierra Club Equity Income Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Imperiale managed as of December 31, 2004:

                                                              Number of Accounts   Assets Managed for
                                   Number of                   Managed for which   which Advisory Fee
                                   Accounts    Total Assets     Advisory Fee is      is Performance-
         Type of Account            Managed       Managed      Performance-Based          Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies         1      $483,300,000            0                   $0
Other pooled investment vehicles        0      $          0            0                   $0
Other accounts                        288      $182,000,000            0                   $0

There are no material conflicts. The portion of the portfolio managed by Uniplan is managed using the same methodology as the advisor's separate account clients.


The portfolio manager receives a base salary and an annual bonus. The bonus payment is determined by a number of factors, including, but not limited to, performance of the fund and managed accounts relative to the benchmark for the year and total product assets under management. Additional factors that are considered include the portfolio manager's contribution to the investment management functions with the company, contributions to the recruitment and development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives in total.


Harris Bretall

Harris Bretall uses a team-managed approach to manage the portion of the Sierra Club Stock Fund's portfolio that is managed by Harris Bretall. The Harris Bretall team is led by Susan Foley, CFA, senior portfolio manager.

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Foley managed as of December 31, 2004:

Susan Foley

                                                              Number of Accounts   Assets Managed for
                                   Number of                   Managed for which   which Advisory Fee
                                    Accounts   Total Assets     Advisory Fee is      is Performance-
         Type of Account            Managed       Managed      Performance-Based          Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies         2      $ 66,500,000            0                   $0
Other pooled investment vehicles        0      $          0            0                   $0
Other accounts                        270      $210,000,000            0                   $0

The need to allocate investment opportunities very rarely occurs. When it becomes necessary, the opportunity is allocated proportionately among all clients where the investment is appropriate. No client account will be favored over any other client account, and in particular, Harris Bretall will not favor its private fund clients or its registered investment company clients.


As a principal and shareholder of the firm, Ms. Foley's compensation consists of a fixed salary, distributions on her equity to the extent distributions are paid and the value of her equity. To the extent the success of the Fund affects the profitability of the firm, it indirectly affects Ms. Foley's compensation.

The below table sets forth the ownership by each portfolio manager who is responsible for the day-to-day management of each Fund's portfolio of the respective Funds, and the aggregate ownership by each such portfolio manager of the Forward Funds.

                       Information as of December 31, 2004

                                                                                Aggregate Dollar Range of
                                                                                 Equity Securities in All
                                                                                  Registered Investment
                                                                                  Companies Overseen by
Name of Portfolio                                     Dollar Range of Equity   Portfolio Manager in Family
     Manager                     Fund                Securities in the Fund*     of Investment Companies
-----------------   ------------------------------   -----------------------   ---------------------------
Jeffrey Sanders     Sierra Club Stock Fund                      A                           A

Kathy O'Connor      Sierra Club Stock Fund                      A                           A

Joan M. Sabella     Sierra Club Equity Income Fund              A                           A

Richard Imperiale   Sierra Club Equity Income Fund              F                           F

Susan Foley         Sierra Club Stock Fund                      A                           A

*    Key to Dollar Ranges
     --------------------
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,000 - $500,000
F.   $500,000 - $1,000,000
G.   Over $1,000,000

Allocation of Investment Opportunities

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor's various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Distributor. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated January 2, 2001 (the "Distribution Agreement"), between the Company and PFPC Distributors, Inc. (the "Distributor"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Distributors, Inc. acquired Provident Distributors, Inc., the Funds' previous distributor, on January 2, 2001. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Company pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for one year and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Investor Class shares of the Funds are sold without a sales charge. The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

Proxy Voting Policies and Procedures

It is each Fund's policy that proxies received by the Fund are voted in the best interest of the Fund's shareholders. The Board of Directors of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' securities to the Investment Advisor. The Investment Advisor has adopted its own Proxy Voting Policies and Procedures to assure that proxies voted on behalf of the Funds are voted in the best interest of the Funds and their shareholders.

Investment Advisor's Proxy Voting Policies and Procedures

The Investment Advisor determines how to vote proxies based on guidelines ("Guidelines") it has developed in conjunction with the Investor Responsibility Research Center ("IRRC"), a third-party independent research firm specializing in the customization of proxy voting guidelines. These Guidelines are intended to further sound voting on environmental and social issues. While the Investment Advisor makes voting determinations, IRRC provides administrative support and will vote proxies. The basis for a decision to vote against the Guidelines is memorialized by the Investment Advisor.

The following examples illustrate the Investment Advisor's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether the Investment Advisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Board of Directors. The Investment Advisor will vote for uncontested director nominees. The Investment Advisor will withhold votes from director nominees if
(i) 50% or more directors are employees or have financial ties to the company;
(ii) 50% or more of directors serving on the nominating committee are employees or have ties, (iii) employee directors serve on the board's nominating committee; (iv) 50% of more of directors serving on the compensation committee are employees or have ties; (v) the board will consist of more than 11 directors after the election; (vi) the board will consist of fewer than 7 directors after the election; (vii) the company has adopted a classified board structure; (viii) the company does not have an independent chair or lead director; (ix) 25% or more of directors serving on the audit committee are employees or have ties; or
(x) if non-audit services exceed 50% of fees. The Investment Advisor will also withhold votes from any director nominee (i) attending less than 75% of the board and committee meetings during the previous fiscal year; (ii) who is retired from active employment and who serves on boards at four other major companies; or (iii) who is employed full-time and who serves on board at two other major companies. The Investment Advisor will withhold votes from directors nominees on a case by case basis if the board does not include at least one woman director and one minority director.

Mergers/Acquisitions. The Investment Advisor will vote on a case by case basis for a management proposal to merge with or acquire another company. The Investment Advisor will vote against a merger/acquisition if (i) the combined entity would be controlled by a person or group; (ii) the change-in-control provision would be triggered; (iii) the current shareholders would be minority owners of the combined company; (iv) the combined entity would reincorporate or change its governance structure; or (v) the company's board did not obtain a fairness opinion from an investment bank. The Investment Advisor will vote on a case by case basis on a proposal that would move the target company's location outside the U.S.

Environmental Impact. The Investment Advisor will vote for a shareholder proposal that asks the company to report on its environmental impact or plans.

Climate Change. The Investment Advisor will vote for a shareholder proposal that asks management to report or take action on climate change.

Natural Habitat. The Investment Advisor will vote for a shareholder proposal that asks the company to preserve natural habitat.

Conflicts of Interest. When a proxy presents a conflict of interest to the Investment Advisor, the Investment Advisor may: (i) vote in accordance with its proxy policy if it involves little or no discretion; (ii) vote as recommended by a third party service if the Advisor utilizes such a service; (iii) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Advisor clients; (iv) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (v) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (vi) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

Funds' Proxy Voting Record

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling 1-866-897-5982, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding the Funds proxy voting record is also currently available on the Funds website at http://www.sierraclubfunds.com.

Codes of Ethics. The Company, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

The Advisor's and Sub-Advisors' Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Advisor and Sub-Advisors to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code and in such a manner to avoid any actual or potential conflicts of interest or abuse; and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Advisor's and Sub-Advisors' Codes of Ethics each prohibit personal trading by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Covered persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction report with the Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor's Code of Ethics is designed to clearly state, and inform employees about, prohibited activities in which employees may not engage. The Distributor's Code of Ethics prohibits purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics are on public file with and available from the SEC.

Administrative Services and Transfer Agent. PFPC Inc. (hereinafter "PFPC," "Administrator" and "Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay PFPC a monthly fee based on the average net assets of each Fund. PFPC receives an annual fee of 0.12% up to and including the first $200 million in assets, 0.10% for the next $200 million in assets, 0.08% for the next $600 million in assets and 0.07% for all assets over $1 billion. The Administration Agreement between the Funds and PFPC has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of two years and automatically renews for successive one-year terms. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820.


For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 the Sierra Club Stock Fund paid PFPC $19,655, $6,153 and $44,872, respectively, for its Administrative Services.

For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 the Sierra Club Equity Income Fund paid PFPC $40,671, $34,377, and $0, respectively, for its Administrative Services.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Funds. The Fund may also compensate the Investment Advisor for the time of officers or employees of the Investment Advisor who serve as Chief Compliance Officer or in other compliance capacities for the Fund.

Shareholder Distribution and Service Plans

Distribution Plan. The Funds have adopted the Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Investor Class shares ("Distribution Plan"). The purpose of the Distribution Plan is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by it in promoting the sale of shares of the Fund or maintaining or improving services provided to Investor Class shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plan should help provide a continuous cash flow, affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.


The Funds pay the fees under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.25% of each Fund's average net assets attributable to Investor Class shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Investor Class shares of the Funds, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor's expenses attributable to the Investor Class of shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Company to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Funds' Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses. Because these fees are paid out of the Fund's assets attributable to the Investor Class shares on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class shares and may cost you more than paying other types of sales charges.


Administration of the Distribution Plan is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made. Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (these Directors are known as "Disinterested Directors"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by separate votes of the Directors and the Disinterested Directors. The Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to the Distribution Plan terminates automatically in the event of its assignment, and the Distribution Plan and any agreement pursuant to the Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of a Fund, or (ii) the Disinterested Directors.

With respect to shareholder accounts not represented by a financial intermediary, the Distributor pays service fees and asset-based sales charges, to the extent applicable, generated by those accounts under the Plan to either the Investment Advisor or certain officers of the Investment Advisor who are also registered representatives of the Distributor. In certain instances, these fees are paid to officers of the Investment Advisor where there is a customer relationship and account maintenance and other customer services are provided. The remaining fees are paid to the Investment Advisor to recoup marketing expenses incurred by the Investment Advisor on behalf of the Funds. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Plan described above and the terms of service agreements between dealers and the Distributor.

The Funds participate from time to time in joint distribution activities. Fees paid under the Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds. Payments may be made under the Distribution Plan without regard to actual distribution expenses incurred by any recipient.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Distribution Plan and that the Distribution Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

For the fiscal year ended December 31, 2004, the following amounts were paid under the Distribution Plan:


---------------------------------------------------------------------------------------
                                          Sierra Club Equity   Sierra Club
                                              Income Fund       Stock Fund      Total
---------------------------------------------------------------------------------------
Advertising                                     $ 1,323.03      $ 1,104.10   $ 2,427.13
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Printing and Mailing of Prospectuses
   (other than to current shareholders)         $ 1,598.12      $   242.95   $ 1,841.07
---------------------------------------------------------------------------------------
Underwriters Fees                               $   766.37      $   809.55   $32,502.98
---------------------------------------------------------------------------------------
Compensation to Broker-Dealers                  $17,385.67      $15,116.71   $ 1,575.92
---------------------------------------------------------------------------------------
Total                                           $21,073.19      $17,723.31   $38,346.50
---------------------------------------------------------------------------------------


Shareholder Services Plan. The Funds have a Shareholder Services Plan, which is separate from the Distribution Plan described above, currently in effect with respect to the Investor Class Shares of the Funds (the "Shareholder Services Plan"). The Company intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Investor Class shareholders of the Funds in amounts not to exceed 0.10% of the average daily net asset value of such shares.

Under the Shareholder Services Plan, ongoing payments may be made on to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Company to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts.

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Services Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan, cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding shares on 60 days' written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the plan or materially increase the expenses paid by the Funds requires approval by the Board of Directors of the Funds, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Directors at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Company's Directors without a vote of the holders of a majority of outstanding shares of a Fund. There can be no assurance that the investment objective of the Funds will be achieved.

The investment policy of the Sierra Club Stock Fund, relating to the type of investments in which 80% of the Fund's net assets must be invested in the particular type of investment suggested by its name, may be changed by the Board of Directors without shareholder approval. However, to the extent required by the SEC regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC.

Investment Policies

The Sierra Club Equity Income Fund. The Sierra Club Equity Income Fund will seek its investment objective by investing approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents.

The Sierra Club Stock Fund. The Sierra Club Stock Fund seeks its investment objective by investing at least 80% of its assets in stocks of domestic and foreign companies.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, each Fund may not:

(1) invest 25% or more of the total value of its assets in a particular industry;

(2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

(3) purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus;

(4) make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter;

(6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions); or

(8) purchase securities that fail to met the criteria of the Investment Screening process of the Sierra Club as described in the Prospectus and SAI.

                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Unless otherwise indicated, the discussion below pertains to each of the Funds.

Multi-Manager Risk

As the Funds utilize multiple Sub-Advisors who make their trading decisions independently, it is possible that one or more of the Sub-Advisors may, at any time, take positions that may be opposite of positions taken by other Sub-Advisors. It is also possible that the Sub-Advisors may be competing with each other for similar positions at the same time. In such cases, the Funds will incur brokerage and other expenses, without accomplishing any net investment results.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Funds may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

Each Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Funds may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

Securities Issued by Other Investment Companies

Each Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisors.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Funds may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Advisors. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

The Funds may perform "dividend rolls." A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction."

Derivative Instruments

Each Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. Each Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Swap Agreements. Each Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisors in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

Each Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Funds will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor's or Sub-Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. Each Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Pursuant to claims filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Advisor, the Funds and the Advisor are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

Each Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

Each Fund may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. Each of the Funds may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Directors).

A Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale "against the box"), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund's Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Directors.

A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. The Funds may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Debt Securities

The Funds may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rate, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

Depositary Receipts

Each Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Funds' investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Funds may purchase securities in any foreign country, developed or developing. Potential investors in the Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on the Fund's non-dollar denominated securities.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund attempts to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Certificates of Deposit and Time Deposits

Each Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

ReFlow Fund LLC

The Funds may participate in ReFlow Fund LLC ("ReFlow"), a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow and its managing member, ReFlow Management, LLC, are under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Directors has adopted certain procedures to govern the Funds' participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds' usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

Portfolio Turnover

Each Fund has a different expected annual portfolio turnover rate. The Funds' portfolio turnover rates are expected to be less than 100% under normal market conditions. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds. A turnover rate in excess of 100% is likely to result in a Fund's bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Advisor determines which brokers are eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.


In placing portfolio transactions, each Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Advisors, and provide other services in addition to execution services. The Sub-Advisors are prohibited from considering a broker's or dealer's promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect a Fund's security transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"), and the Forward Funds' Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.


While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, a Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Sub-Advisor. In negotiating commissions with a broker, the Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Sub-Advisor in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds' portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub-Advisors. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Sub-Advisors' other clients in a manner deemed fair and reasonable by the Sub-Advisor. There is no specified formula for allocating such transactions. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For the fiscal year ended December 31, 2004, the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.


                                         Fiscal Year   Fiscal Year   Fiscal Year
                                            Ended         Ended         Ended
                                           12/31/04      12/31/03      12/31/02
                                         -----------   -----------   -----------
Sierra Club Equity Income Fund/1,2/        $36,687       $40,433
                                                                       -------
Sierra Club Stock Fund                     $31,446       $13,639       $75,858


----------
/1/  The Sierra Club Equity Income Fund commenced operations on January 1, 2003.


/2/ Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Funds may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Funds to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Funds, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of shares and other funds managed by the Investment Advisor. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Other Purchase Information

The underwriter's commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Fund's broker-dealer network. The dealer concession is the same for all dealers, except that the Distributor retains the entire sales charge on any retail sales made by it. The Distributor may from time to time allow broker-dealers selling shares of the Fund to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an "underwriter" under the Securities Act of 1933, as amended.

Telephone Redemption and Exchange Privileges. As discussed in the Funds' Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts (only the telephone exchange privilege is available for retirement accounts). The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares of the Funds exchanged within 60 days of purchase. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge.

2. Telephone redemptions and/or exchange instructions should be made by dialing (866) 897-5982.

3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent:

     (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous thirty (30) days.

     (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

     (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period.

     (d) The maximum amount which can be liquidated and sent to the address of record or a predetermined bank account at any one time is $50,000.

     (e) The minimum amount which can be liquidated and sent to the address of record or a predetermined bank account is $5,000.

Matters Affecting Redemptions. Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the

NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Company intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Company reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

The Company has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Company generally may satisfy a redemption request from an affiliated person in-kind, provided that:
(1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and SA1; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per Share. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's shares.

Each Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

..    Name;
..    Date of birth (for individuals);
..    Residential or business street address (although post office boxes are still permitted for mailing); and.
..    Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

                          DETERMINATION OF SHARE PRICE

The net asset value and offering price of each of the Funds' shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to affect that Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Debt securities (including convertible debt) that are credit impaired or that have more than 60 days remaining until maturity for which market quotations are readily available will have a Market Value of the average of the latest bid and ask price. Debt securities that are not credit impaired and that have 60 days or less remaining until maturity are valued at amortized cost.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith in accordance with policies and procedures established by, and under the general supervision of, the Board of Directors. These policies and procedures are intended to result in a calculation of each Fund's net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Advisor and/or Sub-Advisors using procedures approved by the Board of Directors.

The net asset value per share of each of the Funds will fluctuate as the value of the Funds' investments change. Net asset value per share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding shares. The net asset value of different classes of shares of the same Fund will differ due to differing class expenses.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to a Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds' Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five Business Days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

All Shareholders will receive a confirmation of each new transaction in their accounts. Certificates representing shares of the company will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Company. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Funds under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("SEP IRA"), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive the investor's dividends and distributions upon all shares registered in the investor's name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund fails to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The Funds' distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds' shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

Sale or Other Disposition of Shares. Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder's hands; a gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding. With respect to U.S. Citizens and resident aliens, the Funds generally will be required to withhold federal income tax at a rate of 28% (in
2004) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.

With respect to taxable years of a Fund beginning after December 31, 2004, certain "interest-related dividends" and "short-term capital gain dividends" that the Fund designates as such are not subject to the 30% withholding tax on US-source income that is not effectively connected with a US trade or business that would otherwise apply to dividends paid to shareholders who are not treated as "US persons" for US federal income tax purposes. "Interest-related dividends" are dividends that the Fund derives from certain types of interest income. "Short-term capital gain dividends" are dividends derived from the Fund's net short-term capital gain. Various limitations apply to both "interest-related dividends" and "short-term capital gain dividends". Affected Shareholders should consult their tax advisors for additional information.

Estate and Gift Taxes. Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. Federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount. Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Funds may perform "dividend rolls." A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction." If so, the Fund's distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales. Under certain circumstances, a Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes in computing his taxable income and may either deduct his or her pro rata share of the foreign taxes or use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Personal Holding Company. Based upon its current shareholders, it appears that certain of the Funds will be considered to be a personal holding company (a "PHC") under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at 15%. UPHCI is computed by making certain adjustments to taxable income, including a deduction for certain distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. The Fund intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters. Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2004, the Funds elected to defer capital losses and currency losses occurring between November 1, 2004 and December 31, 2004 as follows:


                                    Capital Losses   Currency Losses
                                    --------------   ---------------
Sierra Club Equity Income Fund/1/          0                0
Sierra Club Stock Fund                     0                0


----------
/1/ Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund. The information presented in the table prior to April 1, 2005 represents the financial history of the Sierra Club Balanced Fund.

Such losses will be treated as arising on the first day of the year ending December 31, 2005.

As of December 31, 2004 the Funds had available for Federal income tax purposes unused capital losses as follows:


                                       Expiring in   Expiring in   Expiring in   Expiring in
                                           2007          2008          2009          2010
                                       -----------   -----------   -----------   -----------
Sierra Club Equity Income Fund/1, 2/
                                           ----          ----            ----        ----
Sierra Club Stock Fund
                                           ----          ----        $126,756        ----


----------
/1/ The Sierra Club Equity Income Fund commenced operations on January 1, 2003. /2/ Prior to April 1, 2005, the Sierra Club Equity Fund was known as the Sierra
     Club Balanced Fund. The information presented in the table prior to April 1, 2005 represents the financial history of the Sierra Club Balanced Fund.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Funds may from time to time include "total return" in advertisements or reports to shareholders or prospective investors. From time to time, performance information for a Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in shares of a Fund will not be included in performance calculations; such fees (e.g. account transaction fees), if charged, will reduce the actual performance from that quoted.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1-, 5- and 10-years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)/n/ = ERV

Where: P=    a hypothetical initial payment of $1,000,
       T=    the average annual total return,
       n =   the number of years, and
       ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Funds from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for 1-, 5- and 10-year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Each Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                             P(1 + T)/n/ = ATV//D//

Where: P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and
     ATV//D// = the ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                              P(1+T)/n/ = ATV//DR//

Where: P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption),
             n = number of years, and
     ATV//DR// = the ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

The Sierra Club Equity Income Fund changed one of its sub-advisors effective April 1, 2005. Accordingly, performance figures for periods prior to that date do not reflect the current allocation of the Fund's assets among different investment advisors, as described above.

                          Average Annual Total Returns
                       For periods ended December 31, 2004


                                                                                       Since
                                                              One Year   Five Year   Inception
                                                              --------   ---------   ---------
Sierra Club Equity Income Fund (Inception 1/1/03)/1/            9.18%        --        13.82%
Sierra Club Stock Fund (Investor Class) (Inception 10/1/98)    16.23%     (0.58)%       5.57%


/1/ Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund. The information presented in this table prior to April 1, 2005 represents performance history of the Sierra Club Balanced Fund.

                      Average Annual Total Returns - After
                             Taxes on Distributions
                       For periods ended December 31, 2004


                                                                                       Since
                                                              One Year   Five Year   Inception
                                                              --------   ---------   ---------
Sierra Club Equity Income Fund (Inception 1/1/03)/1/            8.25%        --        13.03%
Sierra Club Stock Fund (Investor Class) (Inception 10/1/98)    16.11%     (1.41)%       4.85%


/1/ Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund. The information presented in this table prior to April 1, 2005 represents performance history of the Sierra Club Balanced Fund.

                      Average Annual Total Returns - After
                     Taxes on Distributions and Redemptions
                       For periods ended December 31, 2004


                                                                                       Since
                                                              One Year   Five Year   Inception
                                                              --------   ---------   ---------
Sierra Club Equity Income Fund (Inception 1/1/03)/1/            7.08%        --       11.66%
Sierra Club Stock Fund (Investor Class) (Inception 10/1/98)    10.72%     (0.89)%      4.47%


/1/ Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund. The information presented in this table prior to April 1, 2005 represents performance history of the Sierra Club Balanced Fund.

Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                                 a - b
                              2[(----- + 1)/6/ - 1]
                                   cd

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Total returns are based on past results and do not predict future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, each Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Advisor, Financial Planning, Forbes, Fortune, Institutional Investor, Money, Smart Money and The Wall Street Journal. If the Funds compare their performance to other funds or to relevant indices, the Funds' performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-Advisors, or affiliates of the Company, including (i) performance rankings of other funds managed by the Sub-Advisors, or the individuals employed by the Sub-Advisors who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients or assets under management.

                               GENERAL INFORMATION

Description of the Company and Its Shares

The Company was organized as a Maryland corporation in 1997 and consists of the two Sierra Club Funds described in the Prospectus and this SAI and seven other portfolios described in three separate prospectuses and SAIs. Each Fund except the Forward Legato Fund currently offers a class of shares named Investor Class Shares. The Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Global Emerging Markets Fund, and the Forward International Small Companies Fund, formerly known as Pictet International Small Companies Fund, also offer a class of shares called Institutional Class shares. The Forward Legato Fund currently offers two classes of shares named Class A shares and Institutional Class shares. The Sierra Club Stock Fund, Forward Hoover Small Cap Equity Fund and Forward International Small Companies Fund also offer Class A shares. Each share represents an equal proportionate interest in a Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Company), by majority vote, has the power to remove one or more Directors.

Control Persons and Principal Holders of Securities

Sierra Club Stock Fund


There were no entities that owned more than 25% of voting securities of the Fund as of April 1, 2005.






In addition, the following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of the Investor Class shares of the Fund's outstanding equity securities:



Name and Address                        Percentage
----------------                        ----------
Sierra Club..........................      22.84%
Unrestricted Stock Fund
85 Second St. 2nd Floor
San Francisco, CA 94105

Sutton Place Associates LLC..........      20.92%
One Embarcedero Center, Suite 1050
San Francisco, CA 94111

Charles Schwab & Company Inc.........      18.64%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Sierra Club..........................      15.31%
Life Member Stock Fund
85 Second St. 2nd Floor
San Francisco, CA 94105


Sierra Club Equity Income Fund


The following entities owned more than 25% of voting securities of the Fund as of April 1, 2005:



Name and Address                        Percentage
----------------                        ----------
Sutton Place Associates LLC..........      72.37%
One Embarcadero Center Ste. 1050
San Francisco, CA 94111



In addition, the following persons owned of record or beneficially, as of April 1, 2005, 5% or greater of the Investor Class of the Fund's outstanding equity securities:



Name and Address                        Percentage
----------------                        ----------
Sutton Place Associates LLC.............   72.37%
One Embarcadero Center Ste. 1050
San Francisco, CA 94111

Sierra Club..........................      10.09%
Life Member Balanced Fund
85 Second Street, 2/nd/ Floor
San Francisco, CA 94105

An individual shareholder is a control person of the Sierra Club Equity Income Fund due to an ownership interest in Sutton Place Associates LLC ("Sutton Place"), a control person of the Fund.




Licensing Agreement with the Sierra Club. The terms "Sierra Club" and "Explore, enjoy and protect the planet" are registered trademarks of the Sierra Club and have been licensed for use to Forward Management, LLC, the Investment Advisor. The Licensing Agreement between the Sierra Club and the Investment Advisor shall remain in effect for seven years and thereafter shall be renewed for successive one-year terms.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Custodian. Brown Brothers Harriman & Co. ("BBH") is the Company's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.

Legal Counsel. Legal matters for the Company are handled by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, acts as independent registered public accounting firm for the Company.

                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended December 31, 2004 for the Sierra Club Stock Fund and the Sierra Club Equity Income Fund appearing in the Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP an independent registered public accounting firm. Such financial statements are incorporated herein by reference to the Company's Annual Report as filed with the SEC on March 4, 2005.


You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Company at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820, or by downloading a copy at http://www.sierraclubfunds.com/prospectus.htm.

                                   APPENDIX A

                                Rated Investments

Corporate Bonds

     Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a)(1)     Articles of Incorporation dated October 2, 1997 filed as Exhibit
                (b)(1) to the Registrant's Initial Registration Statement on Form N-1A, filed on October 7, 1997 (Accession No. 0000943663-97-0002520 (the "Initial Registration Statement").

        (2)     Articles Supplementary dated August 14, 1998 filed as Exhibit
                (1)(b) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed on September 18, 1998 (Accession No. 0000943663-98-000317) ("PEA No. 8").

        (3)     Articles of Amendment dated October 8, 2002 filed as Exhibit
                (a)(3) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed on October 18, 2002 (Accession No. 0001021408-02-012677) ("PEA No. 18").

        (4)     Articles Supplementary dated October 8, 2002 filed as Exhibit
                (a)(4) to PEA No. 18.

        (5)     Articles Supplementary dated December 5, 2002 filed as Exhibit
                (a)(5) to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed on December 30, 2002 (Accession No. 0000898430-02-004686) ("PEA No. 19").

        (6)     Articles of Amendment dated December 5, 2002 filed as Exhibit
                (a)(6) to PEA No. 19.

        (7)     Articles Supplementary dated August 7, 2003 filed as Exhibit
                (a)(7) to Post Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, filed on August 11, 2003 (Accession No. 0001193125-03-033148) ("PEA No. 22").

        (8)     Articles Supplementary dated December 4, 2003 filed as Exhibit
                (a)(8) to Post Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A, filed on April 29, 2004 (Accession No. 0001193125-04-074220) ("PEA No. 24").


        (9)     Articles Supplementary dated March 3, 2005 filed as Exhibit
                (a)(9) to Post Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on March 4, 2005 (Accession No. 0001193125-05-042852) ("PEA No. 30").


     (b) By-Laws filed as Exhibit (b)(2) to the Registrant's Initial Registration Statement.

     (c)        Not Applicable.

     (d)(1) Amended and Restated Investment Management Agreement dated June 6, 2002, as amended December 5, 2002 between Forward Management, LLC and Forward Funds, Inc. ("the Company") on behalf of the Sierra Club Stock Fund, the Forward Hansberger International Growth Fund, the Forward Hoover Small Cap Equity Fund and the Forward Uniplan Real Estate Investment Fund filed as Exhibit
                (d)(1) to PEA No. 19.


        (2) Investment Management Agreement dated January 2, 2003, between Forward Management, LLC and the Company on behalf of the Forward Hoover Mini-Cap Fund and the Sierra Club Equity Income Fund (formerly known as Sierra Club Balanced Fund) filed as Exhibit
                (d)(2) to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A, filed on May 1, 2003 (Accession No. 0000898430-03-002730) ("PEA No. 20").


        (3) Investment Management Agreement, between Forward Management, LLC and the Company on behalf of the Forward International Small Companies Fund, dated December 4, 2003 filed as Exhibit (d)(3) to PEA No. 24.

        (4) Investment Management Agreement, between Forward Management, LLC and the Company on behalf of the Forward Global Emerging Markets Fund filed as Exhibit (d)(4) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A, filed on December 22, 2004 (Accession No. 0001193125-04-218529) ("PEA
                No. 26)".

        (5) Investment Management Agreement, between Forward Management, LLC and the Company on behalf of the Forward Legato Fund filed as Exhibit (d)(5) to Post Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A, filed on March 7, 2005 (Accession No. 0001193125-05-043515) ("PEA No. 31").


        (6) Investment Sub-Advisory Agreement dated February 15, 2000 among Hansberger Global Investors, Inc., the Company and Forward Management, LLC on behalf of the Hansberger International Growth Fund filed as Exhibit (d)(3) to PEA No. 19.

        (7) Amended and Restated Investment Sub-Advisory Agreement dated October 1, 1998, and amended and restated on March 7, 2002 and June 6, 2002 among Hoover Investment Management Co., LLC, Forward Management, LLC and the Company on behalf of the Forward Hoover Small Cap Equity Fund filed as Exhibit (d)(4) to PEA No. 20.

        (8) Investment Sub-Advisory Agreement dated May 3, 1999 among Uniplan, Inc., the Company and Forward Management, LLC on behalf of the Uniplan Real Estate Investment Fund filed as
                Exhibit (d)(5) to PEA No. 19.

        (9) Investment Sub-Advisory Agreement dated December 31, 2002 among Harris Bretall Sullivan & Smith L.L.C., Forward Management, LLC and the Company on behalf of the Sierra Club Balanced Fund and Sierra Club Stock Fund filed as Exhibit (d)(6) to PEA No. 20.

        (10) Investment Sub-Advisory Agreement dated December 31, 2002 among New York Life Investment Management LLC, the Company and Forward Management, LLC on behalf of the Sierra Club Balanced Fund and Sierra Club Stock Fund filed as Exhibit (d)(7) to PEA No. 20.

        (11) Investment Sub-Advisory Agreement dated January 2, 2003 between Hoover Investment Management Co., LLC, Forward Management, LLC and the Company on behalf of the Forward Hoover Mini-Cap
                Fund filed as Exhibit (d)(8) to PEA No. 20.

        (12) Investment Sub-Advisory Agreement between Pictet International Management Limited, Forward Management, LLC and the Company on behalf of the Forward International Small Companies Fund dated December 24, 2003 filed as Exhibit (d)(10) to PEA No. 24.

        (13) Investment Sub-Advisory Agreement between Pictet International Management Limited, Forward Management, LLC and the Company on behalf of the Forward Global Emerging Markets Fund filed as Exhibit (d)(13) to PEA No. 26.

        (14) Investment Sub-Advisory Agreement between Riverbridge Partners, LLC, Forward Management, LLC and the Company on behalf of Forward Legato Fund filed as Exhibit (d)(14) herewith.

        (15) Investment Sub-Advisory Agreement between Conestoga Capital Advisors, LLC, Forward Management, LLC and the Company on behalf of Forward Legato Fund filed as Exhibit (d)(15) herewith.

        (16) Investment Sub-Advisory Agreement between Netols Asset Management Inc., Forward Management, LLC and the Company on behalf of Forward Legato Fund filed as Exhibit (d)(16) herewith.

     (e)(1) Distribution Agreement with PFPC Distributors, Inc. dated December 31, 2000 filed as Exhibit (e) to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed on May 1, 2001 (Accession No.
                0000912057-01-511963) ("PEA No. 15").

        (2) Amended Schedule A to the Distribution Agreement dated December 5, 2002 filed as Exhibit (e)(2) to PEA No. 19.

        (3) Amended Schedule A to the Distribution Agreement, dated December 4, 2003, filed as Exhibit (e)(3) to PEA No. 24.


        (4) Amended Schedule A to the Distribution Agreement, filed as Exhibit (e)(4) to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A, filed on June 28, 2004 (Accession No. 0001193125-04-110502) ("PEA No. 25").

        (5) Amended Schedule A to the Distribution Agreement with respect to Forward Legato Fund filed as Exhibit (e)(5) to PEA No. 31.


     (f)        Not Applicable

     (g)(1) Custodian Agreement dated June 18, 2001 filed as Exhibit (g)(1) to PEA No. 19.

        (2) Appendix B to the Custodian Agreement dated January 31, 2003 filed as Exhibit (g)(2) to PEA No. 20.

        (3) Appendix B to the Custodian Agreement, dated December 23, 2003, filed as Exhibit (g)(3) to Post-Effective Amendment No. 25.

        (4) Appendix B to the Custodian Agreement, filed as Exhibit (g)(4) to PEA No. 25.


        (5) Appendix B to the Custodian Agreement, with respect to the Forward Legato Fund, filed as Exhibit (g)(5) to PEA No. 31.


  (h)(1)(a) Transfer Agency Services Agreement filed as Exhibit (h)(1)(a) to PEA No. 19.

        (b) Anti-Money Laundering and Privacy Amendment to the Transfer Agency and Services Agreement dated July 24, 2002 filed as Exhibit (h)(1)(b) to PEA No. 19.

        (c) Amendment to the Transfer Agency and Services Agreement, dated April 1, 2003, filed as Exhibit (h)(1)(c) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, filed on October 20, 2003 (Accession No. 00011931125-03-063651) ("PEA No. 23").

        (d) Customer Identification Services Amendment to the Transfer Agency and Services Agreement dated October 1, 2003 filed as Exhibit (h)(1)(d) to PEA No. 23.

        (e) Amendment to Transfer Agency and Services Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward International Small Companies Fund, dated December 23, 2003, filed as Exhibit (h)(1)(e) to PEA No. 24.

        (f) Amendment to Transfer Agency and Services Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward Global Emerging Markets Fund, filed as Exhibit (h)(1)(f) to PEA No. 25.


        (g) Amendment to Transfer Agency and Services Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward Legato Fund filed as Exhibit (h)(1)(g) to PEA No. 31.


     (2)(a) Amended and Restated Administration Agreement, dated February 1, 2003, filed as Exhibit (h)(2)(a) to PEA No. 23.


        (b) Amendment to the Amended and Restated Administration Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward International Small Companies Fund, dated December 23, 2003 filed as Exhibit (h)(2)(b) to PEA No.24.


        (c) Amendment to the Amended and Restated Administration Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward Global Emerging Markets Fund, filed as Exhibit (h)(2)(b) to PEA No. 25.

        (d) Compliance Support Services Amendment to the Amended and Restated Administration Agreement between Forward Funds, Inc. and PFPC Inc., dated November 11, 2004, filed as Exhibit
                (h)(2)(d) to PEA No. 26.

        (e) Amendment to the Amended and Restated Administration Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward Legato Fund filed as Exhibit (h)(2)(e) to PEA No. 31.


     (3)(a)     Shareholder Services Plan dated October 1, 1998 filed as Exhibit
                (h)(9)(a) to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed on February 29, 2000 (Accession No. 0000943663-00-000070) ("PEA No. 13").

        (b) Shareholder Services Plan for Hoover Small Cap Equity Fund Institutional Class filed as Exhibit (h)(9)(b) to PEA No. 13.

        (c)     Amended and Restated Shareholder Services Plan filed as Exhibit
                (h)(9)(c) to PEA No. 13.

        (d) Amended Exhibit A to the Shareholder Services Plan dated December 5, 2002 (relating to Exhibit 3(a) above) filed as Exhibit (h)(3)(d) to PEA No. 19.

        (e) Amended Exhibit A to the Shareholder Services Plan, dated December 4, 2003, (relating to Exhibit 3(a) above), filed as Exhibit (h)(3)(e) to PEA No. 24.


        (f)     Amended and Restated Shareholder Services Plan filed as Exhibit
                (h)(3)(f) to PEA 30.

     (4)(a) Expense Limitation Agreement for the Forward Hansberger International Growth Fund dated January 1, 2005 filed as Exhibit
                (h)(4)(a) herewith.



        (b) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Investor Class Shares) dated January 1, 2005 filed as Exhibit (h)(4)(b) herewith.

        (c) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Institutional Class Shares) dated January 1, 2004 filed as Exhibit (h)(4)(c) herewith.

        (d) Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Investor Class Shares) dated January 1, 2005 filed as Exhibit (h)(4)(d) herewith.

        (e) Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Institutional Class Shares) dated January 1, 2005 filed as Exhibit (h)(4)(e) herewith.

        (f) Expense Limitation Agreement for the Forward International Small Companies Fund (Investor Class Shares) dated January 1, 2005 filed as Exhibit (h)(4)(f) herewith.

        (g) Expense Limitation Agreement for the Forward International Small Companies Fund (Institutional Class Shares) dated January 1, 2005 filed as Exhibit (h)(4)(g) herewith.

        (h) Expense Limitation Agreement for the Forward Uniplan Real Estate Investment Fund dated January 1, 2005 filed as Exhibit (h)(4)(h) herewith.

        (i) Expense Limitation Agreement for the Sierra Club Equity Income Fund (formerly known as the Sierra Balanced Fund) dated January 1, 2005 filed as Exhibit (h)(4)(i) herewith.

        (j) Expense Limitation Agreement for the Sierra Club Stock Fund (Investor Class Shares) dated January 1, 2005 filed as Exhibit
                (h)(4)(j) herewith.





        (k) Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Investor Class Shares) dated January 1, 2005 filed as Exhibit (h)(4)(k) herewith.

        (l) Form of Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Institutional Class Shares) dated January 1, 2005 filed as Exhibit (h)(4)(l) herewith.

        (m) Expense Limitation Agreement for the Forward Legato Fund (A Class Shares) dated March 3, 2005 filed as Exhibit (h)(4)(m) herewith.

        (n) Expense Limitation Agreement for the Forward Legato Fund (Institutional Class Shares) dated March 3, 2005 filed as Exhibit (h)(4)(n) herewith.

        (o) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (A Class Shares) dated March 3, 2005 filed as Exhibit (h)(4)(o) herewith.

        (p) Expense Limitation Agreement for the Forward International Small Companies Fund (A Class Shares) dated March 3, 2005 filed as Exhibit (h)(4)(p) herewith.

        (q) Expense Limitation Agreement for the Sierra Club Stock Fund (A Class Shares) dated March 3, 2005 filed as Exhibit (h)(4)(q) herewith.

     (i)        Legal Opinion of Dechert LLP filed as Exhibit (i) herewith.


     (j)(1) Powers of Attorney for Haig G. Mardikian, Leo T. McCarthy, DeWitt Bowman, Donald O'Connor, and Kenneth V. Domingues, each dated September 18, 2003, are filed as Exhibit (j)(2) to PEA No. 23.


        (2) Consent of PricewaterhouseCoopers LLP dated April 28, 2005 with respect to Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund Forward International Small Companies Fund, Forward Global Emerging Markets Fund and Forward Uniplan Real Estate Fund filed as Exhibit (j)(2) herewith.



        (3) Consent of Pricewaterhouse Coopers LLP dated April 28, 2005 with respect to Sierra Club Stock Fund and Sierra Club Equity Income Fund is filed as Exhibit (j)(3) herewith.



     (k)        Not Applicable.

     (l) Initial Subscription Documents filed as Exhibit 23(l) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, filed on April 23, 1999 (Accession No. 0000943663-99-000167) ("PEA No. 12").

     (m)(1)     Rule 12b-1 Plan filed as Exhibit (m) to PEA No. 12.


        (2)     Rule 12b-1 Plan on behalf of Class A shares filed Exhibit
                (m)(11) to PEA 30.

        (3) Amended Appendix A dated December 5, 2002 to the Rule 12b-1 Plan (Investor Class Shares) filed as Exhibit (m)(2) to PEA No. 19.

        (4) Amended Appendix A to the Rule 12b-1 Plan, dated December 4, 2003, filed as Exhibit (m)(3) to PEA No. 24.




     (n)(1) Amended and Restated Rule 18f-3 Plan filed as Exhibit (n) to PEA No. 13.


        (2) Amended and Restated Rule 18f-3 Plan to address Class A shares filed as Exhibit (n)(2) to PEA No. 30.


     (p)        Codes of Ethics

     (1) Code of Ethics of Forward Funds, Inc. filed as Exhibit (p)(1) to PEA No. 26.

     (2) Form of Code of Ethics of Forward Management, LLC filed as Exhibit (p)(2) herewith.


     (3) Code of Ethics of Hansberger Global Investors, Inc. filed as Exhibit (p)(2) to PEA No. 15.

     (4) Code of Ethics of Hoover Investment Management, LLC filed as Exhibit (p)(4) to PEA No. 26.

     (5) Form of Code of Ethics of Uniplan, Inc., filed as Exhibit (p)(5) to PEA No. 14.

     (6) Code of Ethics of New York Life Investment Management LLC filed as Exhibit (p)(6) to PEA No. 19.

     (7) Code of Ethics of Harris Bretall Sullivan & Smith, LLC filed as Exhibit (p)(7) to PEA No. 19.


     (8) Code of Ethics for Pictet International Management Limited filed as Exhibit (p)(8) herewith.

     (9)        Code of Ethics for Riverbridge Partners, LLC filed as Exhibit
                (p)(9) to PEA No. 31.

    (10) Code of Ethics for Conestoga Capital Advisors, LLC filed as Exhibit (p)(10) to PEA No. 31.

    (11)        Code of Ethics for Netols Asset Management Inc. filed as Exhibit
                (p)(11) to PEA No. 31.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


---------------------------------------------------------------------------------------
Forward Hansberger International Growth Fund   Sutton Place Associates LLC       96.51%
                                               One Embarcadero Center
                                               Suite 1050
                                               San Francisco, CA 94111
---------------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund           Charles Schwab & Company Inc.     34.68%
                                               101 Montgomery St.
                                               San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------
Forward Hoover Mini-Cap Fund                   Lepisk & Co.                      40.94%
                                               c/o Frost National Bank
                                               PO Box 4279
                                               San Antonio, TX 78218
---------------------------------------------------------------------------------------
Forward Uniplan Real Estate Investment Fund    Sutton Place Associates LLC       50.79%
                                               One Embarcadero Center
                                               Suite 1050
                                               San Francisco, CA 94111
---------------------------------------------------------------------------------------
Sierra Club Equity Income Fund                 Sutton Place Associates LLC       72.40%
                                               One Embarcadero Center
                                               Suite 1050
                                               San Francisco, CA 94111
---------------------------------------------------------------------------------------
Forward Global Emerging Markets Fund           Blush & Co.                       46.00%
                                               c/o Reconciliations
                                               Analysis Dept.
                                               525 Washington Blvd
                                               Jersey City, NJ 07310
---------------------------------------------------------------------------------------
Forward International Small Companies Fund     Charles Schwab & Co. Inc.         57.06%
                                               Omnibus Spec Cust Acct
                                               FBO Cust
                                               Attn: Mutual Funds
                                               101 Montgomery Street
                                               San Francisco, CA 94104
---------------------------------------------------------------------------------------
Forward Legato Fund                            Sutton Place Associates           99.99%
                                               One Embarcadero Center
                                               Suite 1050
                                               San Francisco, CA 94111
---------------------------------------------------------------------------------------


ITEM 25. INDEMNIFICATION

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VII of the Company's Articles of Incorporation, and Article VI of the Company's Bylaws provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Information as to the directors and officers of the investment advisor and the sub-advisors, together with information as to any other business, professions, vocation or employment of a substantial nature engaged in by the directors and officers of the investment advisor and sub-advisors in the last two years, is included in their applications for registration as investment advisors on Form ADV filed under the Investment Advisors Act of 1940 and is incorporated herein by reference thereto.


ITEM 27. PRINCIPAL UNDERWRITER

     (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of January 1, 2005:

                    AB Funds Trust
                    AFBA 5 Star Funds, Inc.
                    Atlantic Whitehall Funds Trust
                    ASA Hedged Equity Fund LLC
                    ASA Debt Arbitrage Fund LLC
                    ASA Market Neutral Equity Fund LLC
                    ASA Managed Futures Fund LLC
                    Highland Floating Rate Fund
                    Highland Floating Rate Advantage Fund
                    Forward Funds, Inc
                    Harris Insight Funds Trust
                    Hillview Investment Trust II
                    Kalmar Pooled Investment Trust
                    Matthews Asian Funds
                    Metropolitan West Funds
                    The RBB Fund, Inc.
                    RS Investment Trust
                    Stratton Growth Fund, Inc.
                    Stratton Monthly Dividend REIT Shares, Inc.
                    The Stratton Funds, Inc.
                    Van Wagoner Funds
                    Weiss, Peck & Greer Funds Trust
                    Wilshire Mutual Funds, Inc.
                    Wilshire Variable Insurance Trust
                    WPG Large Cap Growth Fund
                    WPG Tudor Fund

          Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    BlackRock Provident Institutional Funds
                    BlackRock Funds, Inc.
                    International Dollar Reserve Fund I, Ltd.
                    BlackRock Bond Allocation Target Shares

          Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    Northern Funds
                    Northern Institutional Funds

          Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    ABN AMRO Funds

          PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

     (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:
               Brian Burns            -  Chairman, Chief Executive Officer,
                                         Director and President
               Michael Denofrio          Director
               Nick Marsini           -  Director
               Rita G. Adler          -  Chief Compliance Officer
               Christine A. Ritch     -  Chief Legal Officer,
                                         Assistant Secretary and Assistant Clerk
               Steven B Sunnerberg    -  Secretary and Clerk
               Christopher S. Conner  -  Vice President and
                                         Anti-Money Laundering Officer
               Julie Bartos           -  Assistant Secretary and Assistant Clerk
               Bradley A. Stearns     -  Assistant Secretary and Assistant Clerk
               Kristen Nolan          -  Assistant Secretary and Assistant Clerk
               Craig Stokarski        -  Treasurer and
                                         Financial & Operations Principal
               Douglas D. Castagna    -  Controller and Assistant Treasurer
               Bruno Di Stefano       -  Vice President
               Susan K. Moscaritolo   -  Vice President

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of PFPC Inc. whose principal business addresses are 99 High Street, 27th Floor, Boston, Massachusetts 02110 and 760 Moore Road, King of Prussia, Pennsylvania 19406.

ITEM 29. MANAGEMENT SERVICES

     Not Applicable.

ITEM 30. UNDERTAKINGS

     Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding Shares of beneficial interest and in connection with such meeting to comply with the Shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on this 29th day of April, 2005.

                                        FORWARD FUNDS, INC.

                                        By: /s/ J. Alan Reid, Jr.
                                            -----------------------------------
                                            J. Alan Reid, Jr.,
                                            PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


       SIGNATURE                               TITLE               DATE
       ---------                               -----               ----
/s/ J. Alan Reid, Jr.              President and Director       April 29, 2005
--------------------------------
J. Alan Reid, Jr.

Haig G. Mardikian*                 Director                     April 29, 2005
--------------------------------
Haig G. Mardikian

Leo T. McCarthy *                  Director                     April 29, 2005
--------------------------------
Leo T. McCarthy

DeWitt Bowman *                    Director                     April 29, 2005
--------------------------------
DeWitt Bowman

Donald O'Connor *                  Director                     April 29, 2005
--------------------------------
Donald O'Connor

Kenneth V. Domingues *             Director                     April 29, 2005
--------------------------------
Kenneth V. Domingues

/s/ Jeremy W. Deems                Treasurer                    April 29, 2005
--------------------------------
Jeremy W. Deems


*By:   /s/ Mary Curran
    ----------------------------
       Mary Curran
       Attorney-in-Fact

Exhibit List

(d)(14) Sub-advisory Agreement between Riverbridge Partners, LLC, Forward Management, LLC and the Company on behalf of Forward Legato Fund.

(d)(15) Sub-advisory Agreement between Conestoga Capital Advisors, LLC, Forward Management, LLC and the Company on behalf of Forward Legato Fund.

(d)(16) Sub-advisory Agreement between Netols Asset Management Inc., Forward Management, LLC and the Company on behalf of Forward Legato Fund.

(h)(4)(a) Expense Limitation Agreement for the Forward Hansberger International Growth Fund dated January 1, 2005

(h)(4)(b) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Investor Class Shares) dated January 1, 2005

(h)(4)(c) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Institutional Class Shares) dated January 1, 2005

(h)(4)(d) Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Investor Class Shares) dated January 1, 2005

(h)(4)(e) Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Institutional Class Shares) dated January 1, 2005

(h)(4)(f) Expense Limitation Agreement for the Forward International Small Companies Fund (Investor Class Shares) dated January 1, 2005

(h)(4)(g) Expense Limitation Agreement for the Forward International Small Companies Fund (Institutional Class Shares) dated January 1, 2005

(h)(4)(h) Expense Limitation Agreement for the Forward Uniplan Real Estate Investment Fund dated January 1, 2005

(h)(4)(i) Expense Limitation Agreement for the Sierra Club Equity Income Fund (formerly Sierra Club Balanced Fund) dated January 1, 2005

(h)(4)(j) Expense Limitation Agreement for the Sierra Club Stock Fund (Investor Class Shares)dated January 1, 2005

(h)(4)(k) Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Investor Class Shares) dated January 1, 2005

(h)(4)(l) Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Institutional Class Shares) dated January 1, 2005

(h)(4)(m) Expense Limitation Agreement for the Forward Legato Fund (A Class Shares) dated March 3, 2005

(h)(4)(n) Expense Limitation Agreement for the Forward Legato Fund (Institutional Shares) dated March 3, 2005

(h)(4)(o) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Class A shares) dated March 3, 2005

(h)(4)(p) Expense Limitation Agreement for the Forward International Small Companies Fund (Class A shares) dated March 3, 2005

(h)(4)(q) Expense Limitation Agreement for the Sierra Club Stock Fund (Class A shares) dated March 3, 2005

(i)         Legal Opinion of Dechert LLP dated April 29, 2005

(j)(2) Consent of PricewaterhouseCoopers LLP with respect to the Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward International Small Companies Fund, the Forward Hansberger International Growth Fund and the Forward Global Emerging Markets Fund dated April 28, 2005

(j)(3) Consent of PricewaterhouseCoopers LLP with respect to the Sierra Club Stock Fund and the Sierra Club Equity Income Fund (formerly known as the Sierra Club Balanced Fund) dated April 28, 2005

(p)(2)      Code of Ethics for Forward Management LLC

(p)(8)      Code of Ethics for Pictet International Management Limited